SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Small Cap Value Fund

Supplement dated May 8, 2019

to the Prospectus, Summary Prospectus and the Statement of Additional Information

dated May 8, 2019

Matters With Respect to the Offer and Sale of each Fund

The shares of each of Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund are not currently being offered for sale.

Investors should retain this supplement for future reference.

Segall Bryant & Hamill All Cap Fund

(Ticker Symbol: Retail – SBRAX, Institutional - SBHAX)

Segall Bryant & Hamill Small Cap Value Fund

(Ticker Symbol: Retail –SBRVX; Institutional - SBHVX)

PROSPECTUS

May 8, 2019

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 392-2673 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 392-2673. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

SUMMARY SECTIONS	1
Segall Bryant & Hamill All Cap Fund	1
Segall Bryant & Hamill Small Cap Value Fund	5
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	9
Segall Bryant & Hamill All Cap Fund	9
Segall Bryant & Hamill Small Cap Value Fund	9
HOW TO INVEST AND OBTAIN INFORMATION	9
How to Contact Segall Bryant & Hamill Funds	11
Purchasing Shares	12
Exchanging Shares	15
Redeeming Shares	15
Additional Information on Telephone and Online Services	16
GENERAL ACCOUNT POLICIES	17
DISTRIBUTIONS AND TAXES	22
MANAGEMENT OF THE FUNDS	25
FINANCIAL HIGHLIGHTS	28
APPENDIX - BOND RATING CATEGORIES	31

SUMMARY SECTIONS

SEGALL BRYANT & HAMILL ALL CAP FUND

Investment Objective

The Segall Bryant & Hamill All Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Retail Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.73%		0.73%
Distribution (12b-1) Fees		None		None
Other Expenses		0.46%		0.31%
Shareholder service fee	0.25%		0.10%
All other expenses	0.21%		0.21%
Total Annual Fund Operating Expenses		1.19%		1.04%
Fee Waiver and Expense Reimbursement		(0.20)%(1)		(0.20)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.99%(1)		0.84%(2)

(1)	From May 8, 2019, until at least September 30, 2021, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021, without the approval of the Board of Trustees.

(2)	From May 8, 2019, until at least September 30, 2021, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.84% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021, without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$337	$614	$1,404
Institutional Class	$86	$290	$533	$1,232

1

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Segall Bryant & Hamill All Cap Fund, a series portfolio of Investment Managers Series Trust that is expected to reorganize into the Fund on or about July 15, 2019, (the “IMST Predecessor Fund”) was 37% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies. The Fund will primarily invest in common stock of companies traded on US exchanges with market capitalization in excess of $1 billion. The Russell 3000® Index is the Fund’s benchmark which represents a broad-based US equity index. The Russell Midcap Index and the Russell 2000 Index are indices which include companies with market capitalizations within the mid-cap and small-cap universe. The Fund will, under normal circumstances, invest at least 35% of its net assets in common stock of companies with market capitalizations similar in size to companies within the Russell Midcap Index and Russell 2000 Index. Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s adviser, invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis approach to value, growth, or core investment styles.

The Adviser believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Fund invests in companies that the Adviser believes have superior growth potential and are trading at a discount to the Adviser’s estimate of the companies’ intrinsic value. The Adviser’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Adviser seeks to identify companies that have historically generated, or are positioned to generate, superior returns on investments.

Principal Risks of Investment in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management and Strategy Risk: The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Small-Cap and Mid-Cap Company Risk: The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

2

SUMMARY SECTIONS

Bar Chart and Performance Tables

The IMST Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. Performance results shown for the Institutional Class in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund. Institutional Class shares’ returns of the Fund will be different from the IMST Predecessor Fund as they have different expenses. The IMST Predecessor’s Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year, and by showing how the IMST Predecessor Fund’s average annual returns for one year, five years, and since inception for the IMST Predecessor Fund, compared with those of an unmanaged index of securities.

The Retail Class shares of the Fund is anticipated to commence operations on or about July 15, 2019. The Retail Class would have substantially similar annual returns to the Institutional Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Quarter Ended 9/30/2018 7.99%	Lowest Quarterly Return: Quarter Ended 12/31/2018 (14.68)%

The year-to-date return for the Fund as of March 31, 2019, was 13.78%

Average Annual Total Returns (for the Periods Ended December 31, 2018)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill All Cap Fund	1 Year	5 Years	Since Inception July 31, 2013
Institutional Class
Return Before Taxes	(5.56)%	5.57%	6.89%
Return After Taxes on Distributions	(6.45)%	5.10%	6.44%
Return After Taxes on Distributions and Sale of Fund Shares	(2.66)%	4.31%	5.38%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(5.24)%	7.91%	9.37%

3

SUMMARY SECTIONS

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Ralph M. Segall, CFA, CIC Co-Founder, Chief Investment Officer, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013
Suresh Rajagopal, CFA Senior Equity Analyst, Principal – Segall Bryant & Hamill, LLC Assistant Portfolio Manager of the Fund	July 31, 2013

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

SUMMARY SECTIONS

SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

Investment Objective

The Segall Bryant & Hamill Small Cap Value Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Retail Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution (12b-1) Fees		None		None
Other Expenses		0.41%		0.26%
Shareholder service fee	0.25%		0.10%
All other expenses	0.16%		0.16%
Total Annual Fund Operating Expenses		1.21%		1.06%
Fee Waiver and Expense Reimbursement		0.07%(1)		(0.07)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.14%(1)		0.99%(2)

(1)	From May 8, 2019, until at least September 30, 2021, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021, without the approval of the Board of Trustees.

(2)	From May 8, 2019, until at least September 30, 2021, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021, without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$116	$370	$651	$1,452
Institutional Class	$101	$323	$571	$1,280

5

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Segall Bryant & Hamill Small Cap Value Fund, a series portfolio of Investment Managers Series Trust that is expected to reorganize into the Fund on or about July 15, 2019, (the “Predecessor Fund”) was 59% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies. The Fund will primarily invest in common stock. The Fund considers small-capitalization companies to be companies with capitalization within the range of the capitalization of those companies included in the Russell 2000® Value Index at the time of purchase. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small-capitalization companies. As of March 31, 2019, the benchmark capitalization range was $15.6 million to $6.5 billion. The size of companies in the Russell 2000® Value Index changes with market conditions. In addition, changes to the composition of the Russell 2000® Value Index can change the market capitalization range of companies in the Russell 2000® Value Index and, therefore, the market capitalization range of companies in which the Fund invests. The Russell 2000® Value Index is reconstituted annually, typically on June 30 of each year, to seek to ensure that stocks of larger companies do not distort the performance and characteristics of the Index and that the represented companies continue to reflect value characteristics. The Fund is not limited to the stocks included in the Russell 2000® Value Index. With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance. The portfolio typically holds between 70 to 85 stocks.

The investment process used by the Fund’s adviser, Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment.. The Adviser seeks to invest in companies the stocks of which the Adviser believes are trading below the Adviser’s estimate of their intrinsic values. The Adviser searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Management and Strategy Risk: The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Small-Cap Company Risk: The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. As a consequence, such securities may be less liquid than those of larger companies, and the Fund may not always be able to sell such securities at the desired price or time. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

6

SUMMARY SECTIONS

Value-Oriented Investment Strategies Risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Bar Chart and Performance Tables

The Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. Performance results shown for the Institutional Class in the bar chart and the performance table below reflect the performance of the Predecessor Fund. Institutional Class shares’ returns of the Fund will be different from the Predecessor Fund as they have different expenses. The Predecessor’s Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year, and by showing how the Predecessor Fund’s average annual returns for one year, five years, and since inception for the Predecessor Fund, compared with those of an unmanaged index of securities.

The Retail Class shares of the Fund is anticipated to commence operations on or about July 15, 2019. The Retail Class would have substantially similar annual returns to the Institutional Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Quarter Ended 12/31/2016 9.00%	Lowest Quarterly Return: Quarter Ended 12/31/2018 (13.32)%

The year-to-date return for the Fund as of March 31, 2019 was 14.11%.

Average Annual Total Returns (for the Periods Ended December 31, 2018)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

7

SUMMARY SECTIONS

Segall Bryant & Hamill Small Cap Value Fund	1 Year	5 Years	Since Inception (July 31, 2013)
Institutional Class
Return Before Taxes	(4.38)%	5.25%	6.77%
Return After Taxes on Distributions	(6.97)%	3.58%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	(1.55)%	3.64%	4.87%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(12.86)%	3.61%	5.24%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mark T. Dickherber, CFA, CPA, Director of Small Cap Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013
Shaun P. Nicholson Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

HOW TO INVEST AND OBTAIN INFORMATION

Segall Bryant & Hamill All Cap Fund

The Fund’s investment objective is to seek long term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund will primarily invest in common stock of companies traded on US exchanges with market capitalization in excess of $1 billion. The Russell 3000® index is the Fund’s benchmark which represents a broad-based US equity index. The Russell Midcap Index and the Russell 2000 index are indices which include companies with market capitalizations within the mid-cap and small-cap universe. The Fund will, under normal circumstances, invest at least 35% of its net assets in common stock of companies with market capitalizations similar in size to companies within the Russell Midcap index and Russell 2000 index. Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s adviser, invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis approach to value, growth, or core investment styles.

The Adviser believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Adviser’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Adviser seeks to identify companies that have historically generated, or are positioned to generate, superior returns on investments.

The Adviser selects the Fund’s portfolio holdings from a universe consisting of stocks of all companies traded on U.S. exchanges with market capitalization in excess of $1 billion. The Adviser refines the universe by selecting the highest-ranking stocks based on its analysis of historical return on investment (“ROI”). The Adviser defines ROI as a company’s cash flow divided by total assets, which reflects the return on invested assets irrespective of the financial leverage associated with those assets. The Adviser then uses quantitative screens to sort securities based on market capitalization, historical return on investment and other valuation measures in order to eliminate companies that the Adviser believes are overvalued. In addition, the Adviser applies qualitative analysis to evaluate other factors such as management strength, competitive position, industry, financial resources and degree of financial leverage to further eliminate companies from consideration.

The Adviser generally will sell a security when one or more of the following occurs: 1) the Adviser’s estimate of full valuation is realized; 2) the Adviser identifies a more attractive stock (in which case the least attractive stock in the portfolio is sold); 3) the Adviser believes there is a change in a company’s underlying fundamentals; or 4) the Fund requires cash to meet redemption requests.

When the Adviser believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments. In such a case, the Fund may not achieve its investment objective.

Segall Bryant & Hamill Small Cap Value Fund

Investment Objective

The Fund’s investment objective is to seek long term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies. The Fund will primarily invest in common stock. The Fund considers small-capitalization companies to be companies with capitalization within the range of the capitalization of those companies included in the Russell 2000® Value Index at the time of purchase. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small-capitalization companies. As of June 30, 2018, the market capitalization of companies included in the Russell 2000® Value Index was between $43 million and $9.9 billion. The size of companies in the Russell 2000® Value Index changes with market conditions. In addition, changes to the composition of the Russell 2000® Value Index can change the market capitalization range of companies in the Russell 2000® Value Index and, therefore, the market capitalization range of companies in which the Fund invests. The Russell 2000® Value Index is reconstituted annually, typically on June 30 of each year, to seek to ensure that stocks of larger companies do not distort the performance and characteristics of the Index and that the represented companies continue to reflect value characteristics. The Fund is not limited to the stocks included in the Russell 2000® Value Index. With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance. The portfolio typically holds between 70 to 85 stocks.

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The Adviser’s investment process is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment. The Adviser seeks to invest in companies the stocks of which the Adviser believes are trading below the Adviser’s estimate of their intrinsic values. The Adviser utilizes several databases to screen approximately 4,000 potential value-oriented investments based on predetermined guidelines such as market capitalization and attractive relative valuation. In evaluating potential investments the Adviser concentrates primarily on the companies’ cash flow capability over time. The Adviser uses a database model to evaluate market expectations of returns and cash flows, and seeks to identify stocks the prices of which the Adviser believes reflect low expectations by the market for the next two to five years. The Adviser then evaluates the validity of the market’s perceived expectations, ultimately trying to identify companies that will exceed these expectations, through analysis which includes speaking and/or meeting with a company’s management team.

The Adviser generally will sell a security when one or more of the following occurs: (1) the Adviser’s estimate of full valuation is realized; (2) the Adviser believes the Fund’s position in a company becomes over-weighted due to appreciation; (3) the Adviser identifies a more attractive stock (in which case the least attractive stock in the portfolio is sold); (4) the Adviser believes there is a change in a company’s underlying fundamentals; or (5) the Fund requires cash to meet redemption requests.

When the Adviser believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments. In such a case, the Fund may not achieve its investment objective.

Additional Investment Strategies

Pursuant to Rule 35d-1 of the Investment Company Act of 1940, certain Segall Bryant & Hamill Funds must notify shareholders with written notice sixty (60) days prior to any change in its investment policy. The following are those Segall Bryant & Hamill Funds and each respective principal investment policy:

Segall Bryant & Hamill All Cap Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies.

Segall Bryant & Hamill Small Cap Value Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small-capitalization companies.

Principal Risks of Investing in the Funds

The Funds’ principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause you to lose money.

● Equity Risk: The value of equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

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● Large-Cap Company Risk (with respect to All Cap Fund): Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

● Management and Strategy Risk: The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

● Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

● Small-Cap and Mid-Cap Company Risk: Investing in small-capitalization or mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

● Value-Oriented Investment Strategies Risk (with respect to Small Cap Value Fund): Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

HOW TO CONTACT SEGALL BRYANT & HAMILL FUNDS

The following section explains how to contact Segall Bryant & Hamill Funds and how to purchase, exchange, and redeem your Segall Bryant & Hamill Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at (800) 392-2673 if you have any questions or to obtain an Account Application.

Contacting Segall Bryant & Hamill Funds

Online

www.sbhfunds.com:

Segall Bryant & Hamill Transaction Center

24 hours a day, seven days a week

● Access account information

● Perform transactions

● Access duplicate statements and tax forms

● Change your address or distribution options

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By Telephone

(800) 392-2673:

Segall Bryant & Hamill Investor Services

Weekdays: 8 a.m. to 6 p.m. Eastern Time

Segall Bryant & Hamill Automated Service Line

24 hours a day, seven days a week

● Access account information

● Obtain Fund prices and distribution rates

By Regular Mail

Segall Bryant & Hamill Funds

P.O. Box 46707

Cincinnati, OH 45246-07073

The Funds do not consider the Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Segall Bryant & Hamill Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Express, Certified or Registered Mail	Segall Bryant & Hamill Funds 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

PURCHASING SHARES

You may purchase additional Fund shares through any of the options below. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail

Opening a New Account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page.

Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page 12 to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone. Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	If you are an existing shareholder, you may purchase additional shares online. Access the Segall Bryant & Hamill Transaction Center at www.sbhfunds.com 24 hours a day, seven days a week.

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HOW TO INVEST AND OBTAIN INFORMATION

By Automatic Investment Plan

Complete the Automatic Investment Plan Section on your Account Application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

By Wire

You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call (800) 392-2673 to speak with a Segall Bryant & Hamill Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 16.

Important notes on purchasing shares:

●	When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number, and amount.
●	Please make your check payable to SBH Funds in U.S. dollars drawn on a U.S. bank account.
●	Cash, post-dated checks, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks and cashier’s check for amounts under $10,000 will not be accepted for purchases. Cashier’s checks for amounts over $10,000 will be accepted for purchases. If you are purchasing shares in a retirement account(4) please indicate whether the purchase is a rollover, a current year or a prior- year contribution.
●	After receipt of your order by telephone, or online, your bank account will be debited within 1-2 business days.
●	If a check does not clear your bank, Segall Bryant & Hamill Funds reserves the right to cancel the purchase.
●	If Segall Bryant & Hamill Funds is unable to debit your predesignated bank account for purchases, Segall Bryant & Hamill Funds may make additional attempts or cancel the purchase.
●	Segall Bryant & Hamill Funds reserves the right to reject any order.
●	If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Segall Bryant & Hamill Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.
●	A transfer of shares between classes of the same Fund generally is not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders.

Investment Minimums	Retail Class(1)	Institutional Class(2),(3)
To open a new regular account	$2,500	$250,000
To open a new retirement, education(4) or UGMA/UTMA account	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

(1)	Existing accounts and automatic investment plans established before October 1, 2000, are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.

(2)	The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within a Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 21 for more information regarding investment minimums on Accounts opened through a Service Organization.

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HOW TO INVEST AND OBTAIN INFORMATION

(3)	The following persons may purchase Institutional Class shares of the Funds without meeting the investment minimum requirements for the Institutional Class shares:

Investors who established accounts prior to July 15, 2019, in Institutional Class shares with the Fund’s distributor who have continuously maintained an account in Institutional Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons) without a designated intermediary. These investors are referred to as “Institutional Class grandfathered investors.”

Customers of a financial intermediary that has had an agreement with the Funds’ distributor or any Funds that offered Institutional Class shares prior to July 15, 2019, that has continuously maintained such agreement. These intermediaries are referred to as “Institutional Class grandfathered intermediaries”.

(4)	A description of the retirement and education accounts available for investment in the Segall Bryant & Hamill Funds may be found in the Statement of Additional Information (“SAI”) for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address, and website address where you can request a free copy of the SAI.

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EXCHANGING SHARES

You may (i) exchange your Fund shares for shares of other Funds or (ii) exchange shares between classes of the same Fund, through any of the options below. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

By Mail	Send a written request following the instructions on page 12 and mail to the appropriate address.
By Telephone*	Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	Access the Segall Bryant & Hamill Transaction Center located at www.sbhfunds.com 24 hours a day, seven days a week.
Automatically	Call (800) 392-2673 to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 16.

Important notes on exchanging shares:

●	Exchanges must meet the minimum investment requirements described on page 13.
●	Exchanges between accounts will be accepted only if registrations are identical.
●	Please be sure to read the Prospectus for the Fund into which you are exchanging.
●	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
●	Exchanges of shares between classes of the same Fund are generally not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders.

REDEEMING SHARES

You may redeem your Fund shares by any of the options below or in person at the location listed on page 12.

By Mail	Send a written request following the instructions on page 12 and mail to the appropriate address.
By Telephone*

If you are an existing shareholder, you may redeem your shares by telephone.

Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time or use the Segall Bryant & Hamill Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online. Access the Segall Bryant & Hamill Transaction Center located at www.sbhfunds.com 24 hours a day, seven days a week.
By Systematic Withdrawal Plan

You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

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HOW TO INVEST AND OBTAIN INFORMATION

By Wire

You may redeem Segall Bryant & Hamill shares by wire transfer from your Segall Bryant & Hamill account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

To add bank instructions to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 16.

Important notes on redeeming shares:

●	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.
●	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request.
●	Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.
●	If the shares you are redeeming were purchased by check, Segall Bryant & Hamill Funds will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, online or through the Automatic Investment Plan, Segall Bryant & Hamill Funds will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.
●	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICES

●	All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Segall Bryant & Hamill Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.
●	Shareholders can follow the instructions provided at the Segall Bryant & Hamill Transaction Center to access these services.
●	Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Segall Bryant & Hamill Funds account. To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.
●	Online redemptions and exchanges are not available for business or certain fiduciary accounts. There is a $50,000 daily maximum for each account for each separate type online transaction (purchases and redemptions).
●	It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Funds have procedures to enhance security, including the use of 128-bit encryption through the Segall Bryant & Hamill Transaction Center, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Funds also have procedures to confirm that telephone and online transaction requests are genuine. The Funds believe that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

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GENERAL ACCOUNT POLICIES

The Funds may modify or terminate account policies, services, and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Funds or their agents may temporarily suspend telephone, wire, and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Funds.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Frequent Trading and Market Timing Risk

While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

●	Dilution in the value of a mutual fund’s shares for long-term shareholders;
●	Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;
●	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;
●	Interference with the efficient management of a mutual fund’s portfolio; and
●	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Funds that hold small-capitalization (e.g., small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Funds has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

●	If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Funds’ Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order.

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●	The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.
●	The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect a Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon a Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

Neither the Trust nor its Funds accommodate Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707 and must include the following information:

●	The name and class of the Fund(s).
●	The account number(s).
●	The amount of money or number of shares.
●	The name(s) on the account.
●	The signature(s) of all registered account owners (signature guaranteed, if applicable).
●	Your daytime telephone number.

Medallion Signature Guarantee

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

A Medallion signature guarantee must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

●	Transferring ownership of an account.
●	Redeeming by check payable to someone other than the account owner(s).
●	Redeeming by check mailed to an address other than the address of record.
●	Redeeming by check mailed to an address that has been changed without a signature guarantee within the last 15 days.
●	Redeeming by electronic transfer to a bank account other than the bank account of record.

The Funds require an original signature guarantee stamp for redemptions greater than $50,000 from your account.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Funds with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Funds in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify).

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The Funds reserve the right to redeem your Retail class account should your balance fall below the required minimum on page 13. Prior to redemption, the Fund will send a letter advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for your retail class account.

Involuntary Redemptions

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities relating to the Funds that are illegal or otherwise believed to be detrimental to a Fund.

Redemption Payments/Redemptions In-Kind

The Funds reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions.

Address Changes

To change the address on your account, call (800) 392-2673 or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 15 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call (800) 392-2673.

Quarterly Consolidated Statements and Shareholder Reports

The Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you each year and filed with the IRS.

Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Segall Bryant & Hamill Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or Prospectuses should call (800) 392-2673 or write to us at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.sbhfunds.com.

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Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The SAI contains a complete description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities. All of the Funds’ holdings are posted on the Funds’ website at www.sbhfunds.com on or around the 15th of each month. Information on the Funds’ top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions, and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Time. In the event the Exchange does not open for business because of an emergency, the Funds may, but are not required to, open one or more Funds for purchase, redemption, and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call (800) 392-2673.

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Funds have authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Funds.

The Trust reserves the right to reprocess purchase, redemption, and exchange transactions that were initially processed at a NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board of Trustees (the “Board”). If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

Valuation

Valuing Domestic Securities

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

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Valuing Foreign Securities

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect a Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts, and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed Income Obligations

Fixed income obligations generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be fair valued by the Adviser, using pricing procedures for the Funds that have been approved by the Board.

Derivatives

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Segall Bryant & Hamill Funds requires. Institutional Class accounts offered through a Service Organization that offer institutional class shares, such as but not limited to a transaction fee platform, will be exempt from the $250,000 minimum investment amount. Exceptions to the Institutional Class minimums will also apply for intermediaries in a fiduciary role with respect to retirement assets under applicable Department of Labor regulation, qualified retirement plans, and other account types with lower or no networking and/or omnibus fees charged to the Funds.

The Funds reserve the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Segall Bryant & Hamill Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Segall Bryant & Hamill Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

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Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from each Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments, as determined from time to time by the Adviser, may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor, informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

DISTRIBUTIONS AND TAXES

Distributions

A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains
Segall Bryant & Hamill All Cap Fund Segall Bryant & Hamill Small Cap Value Fund	Generally declared and paid annually	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Segall Bryant & Hamill Funds,” calling (800) 392-2673, or online at www.sbhfunds.com.

Generally, distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

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Taxes

U.S. Federal Income Taxes

The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as regulated investment companies. There can be no assurance that such assumption will be correct.

Taxation of Fund Distributions

Each Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss).

Distributions attributable to the net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 20%, in addition to the 3.8% medicare surtax discussed below.

Other than distributions of net long-term capital gain, Fund distributions (except for exempt-interest dividends, discussed below) will generally be taxable as ordinary income or, if so designated by a Fund, as “qualified dividend income,” taxable to individual shareholders at tax rates applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least ninety-five percent (95%) of a Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long- term capital loss from such dispositions.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method. The Funds have chosen “Average Cost” as their standing (default) tax lot method for all shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

For shareholders of the IMST Predecessor Fund and the Predecessor Fund, the standing (default) tax lot method for the account(s) merged into the Funds is “first-in, first-out” (“FIFO”). Any new accounts opened after July 15, 2019, IMST Predecessor Fund and the Predecessor Fund shareholders will have Average Cost as their standing (default) tax lot method.

Subject to certain limitations, a shareholder may choose a method other than the Funds’ standing method at the time of purchase or upon the sale of covered shares. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Any distributions on sales, exchanges, or redemptions of shares held in an IRA (or other tax-qualified plan) are not currently taxable.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements, debt financing limitations, and other requirements. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. Any liability for this additional tax will be reported on, and paid with, your federal income tax return.

A shareholder of a Fund may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years beginning before 2026.

2017 Tax Act

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) made far-reaching changes to the U.S. income tax laws. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-The 2017 Tax Act.”

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report, and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other State and Local Income Taxes

Shareholders may also be subject to other state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, such income taxes may not apply to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or locality tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Segall Bryant & Hamill, LLC, with principal offices at 540 West Madison Street, Suite 1900, Chicago, IL 60661, serves as the investment adviser to the Funds. As of December 31, 2018, Segall Bryant & Hamill, LLC had approximately $18.6 billion in assets under management, including approximately $2.5 billion in twenty-one investment company portfolios.

Segall Bryant & Hamill, LLC provides a continuous investment program for the Funds, including investment research and management. Segall Bryant & Hamill, LLC makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities.

The Adviser reserves the right to seek exemptive relief from the SEC in order to act as a “manager of managers” with respect to the Funds. If such relief were obtained, the Adviser would be able to replace or engage unaffiliated sub-advisers or amend the terms of their sub-advisory agreements, subject to approval by the Board of Trustees but without shareholder approval.

Management Expenses

The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Fee Schedule	Advisory Fees
Segall Bryant & Hamill All Cap Fund	0.73%
Segall Bryant & Hamill Small Cap Value Fund	0.80%

When issued, additional information regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Annual Report to shareholders.

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

All Cap Fund

Ralph M. Segall, CFA, is responsible for the day-to-day management of the All Cap Fund. He has over 47 years of investment experience. Mr. Segall has served as Chief Investment Officer and Senior Portfolio Manager for the Adviser since he co-founded the firm in 1994. He earned a Bachelor of Science degree in Economics from Wharton School, University of Pennsylvania, and an M.B.A. from the University of Chicago. Mr. Segall is the chair of the Investment Committee of the Evanston Community Foundation, a member of the Finance Committee of the Jewish United Fund of Metropolitan Chicago, and a Trustee of Goucher College (Baltimore, MD) and member of the Investment Committee of its Endowment Fund.

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Suresh Rajagopal, CFA, is a Senior Equity Research Analyst and Assistant Portfolio Manager. Mr. Rajagopal joined the Adviser in October 2007 and has been working in the financial industry since 1991. He specializes in healthcare and consumer staples related stocks. Prior to joining SBH, he was a co-manager on the Munder Healthcare Fund and a Senior Equity Research Analyst covering healthcare at Munder Capital Management. Mr. Rajagopal has a Chartered Financial Analyst designation. He holds a B.A. from Alma College and an M.B.A. from the University of Notre Dame.

Small Cap Value Fund

Mark T. Dickherber, CFA, CPA, is responsible for the day-to-day management of the Small Cap Value Fund. He has over 21 years of investment experience. Mr. Dickherber has served as the lead manager of the firm’s Small Cap Value strategy and as a Senior Research Analyst for the Small Cap and Small/Mid Core equity strategy since he joined the Adviser in 2007. Prior to joining SBH, Mr. Dickherber was employed with Kennedy Capital Management from 1996 to 2007 in various roles ultimately as Director of Research and Research Analyst from 2005 to 2007. Mr. Dickherber graduated magna cum laude from the University of Missouri – St. Louis with a B.S. in Accounting. He served as Treasurer for the CFA Society of St. Louis from 2004 to 2006, and as a Director from 2006 to 2008.

Shaun Nicholson is a Senior Equity Analyst for SBH’s Small Cap Equity strategies. Mr. Nicholson is responsible for research related to small-capitalization companies within the respective strategies. He joined SBH in 2011 after having spent over six years at Kennedy Capital Management. Prior to his service at Kennedy Capital Management, Mr. Nicholson served as an Associate Portfolio Manager at U.S. Bancorp Asset Management and as a Financial Analyst at The Boeing Company. Mr. Nicholson earned a B.S. from Seton Hall University and an M.B.A. from University of Missouri - St. Louis. Mr. Nicholson has been working in the investment industry since 2002.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund securities.

Prior Performance for Similar Accounts Managed by the Adviser

The following tables set forth performance data relating to the historical performance of all private accounts and limited partnerships managed by the Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the All Cap Fund and the Small Cap Value Fund, respectively. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against market indices and does not represent the performance of the Funds. You should not consider this performance data as an indication of future performance of the Funds.

The private accounts and limited partnerships that are included in the performance data set forth below are not subject to the same types of expenses to which the Funds are subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts or limited partnerships could have been adversely affected if the private accounts and limited partnerships had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns

For the Periods Ended December 31, 2018

Segall Bryant & Hamill All Cap Equity Composite

	One Year	Five Years	Ten Years
Segall Bryant & Hamill All Cap Equity Composite Returns(1)
Net of fees/expenses*	(5.50)%	6.10%	12.07%
Gross of fees/expenses	(5.06)%	6.62%	12.61%
Russell 3000® Index	(5.24)%	7.91%	13.18%

*	The net returns for the composite are shown net of all fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and, accordingly, the performance shown is greater than what the Fund’s performance would have been.

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Segall Bryant & Hamill Small Cap Value Composite

	One Year	Five Years	Ten Years
Segall Bryant & Hamill Small Cap Value Composite Returns(2)
Net of fees/expenses*	(3.97)%	5.79%	14.26%
Gross of fees/expenses	(3.17)%	6.59%	15.00%
Russell 2000® Value Index	(12.86)%	3.61%	10.40%

*	Composite returns are net of all fees and expenses.

SBH is an independent registered investment adviser established in 1994. SBH manages a variety of equity and fixed income assets for primarily U.S. clients. SBH has prepared and presented the foregoing reports in compliance with the Global Investment Performance Standards (GIPS®), which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

The net of fees composite returns are net of management fees, trading commissions, and transaction costs and reflect the reinvestment of all income. Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The Standard Institutional Investment Fee Schedules are as follows:

Management Fees
SBH All Cap Strategy	0.60% on the first $25 million of assets, 0.50% on the next $25 million of assets and 0.30% over $50 million of assets
SBH Small Cap Value Strategy	0.90% on the first $25 million of assets, 0.80% on the next $25 million of assets and 0.65% over $50 million of assets

Russell 3000® Index: The Russell 3000® Index measures the performance of the largest 3000 US companies. As of March 31, 2019, these companies have a weighted average market value of $195.3 billion.

Russell 2000® Value Index: The Russell 2000® Value Index is a subset of the Russell 3000® Index and measures the performance of the 2000 small cap-value companies. As of March 31, 2019, the benchmark capitalization range was $15.6 million to $6.5 billion.

A complete list of SBH composites and performance results is available upon request. Additional information regarding policies for calculating and reporting returns is also available by contacting the Adviser at www.sbhic.com.

Co-Administrators

Ultimus Fund Solutions, LLC, (“Ultimus”) and the Adviser serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity. Ultimus has also agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

Shareholder Service Fee

The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. The Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing subaccounting with respect to Fund shares, and other similar services.

27

HOW TO INVEST AND OBTAIN INFORMATION

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

FINANCIAL HIGHLIGHTS

The financial highlights show the IMST Predecessor Fund, the predecessor fund of the Segall Bryant & Hamill All Cap Fund, and the Predecessor Fund, the predecessor fund of the Segall Bryant & Hamill Small Cap Fund, financial history for the past five fiscal years ended June 30, 2018 and the six-month period ended December 31, 2018. The financial highlights table is intended to help you understand the financial performance of the IMST Predecessor Fund and the Predecessor Fund shares. Each of the Segall Bryant & Hamill All Cap Fund and the Segall Bryant & Hamill Small Cap Fund has the same investment objective and similar investment policies as their respective predecessor fund. Certain information reflects financial results for a single predecessor fund share. Financial Highlights for the Retail Class of each of the Segall Bryant & Hamill All Cap Fund and the Segall Bryant & Hamill Small Cap Fund will be available after each share class commences operations.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the predecessor fund (assuming reinvestment of all dividends and distributions).

The six-month period ended December 31, 2018 was unaudited. The information, other than the period ended December 31, 2018, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the IMST Predecessor Fund’s and the Predecessor Fund’s financial statements, is included in IMST Predecessor Fund’s and the Predecessor Fund’s annual report, which is available upon request.

28

Segall Bryant & Hamill All Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended December 31, 2018	For the Year Ended June 30,				For the Period July 31, 2013* through June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.76	$13.37	$11.82	$12.25	$11.44	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.01)	- [2]	- [2]	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.16)	1.48	1.55	- [2]	0.94	1.46
Total from investment operations	(1.16)	1.47	1.55	-	0.93	1.44

Less Distributions:
From net investment income	-	-	- [2]	-	-	-
From net realized gain	(0.54)	(0.08)	-	(0.43)	(0.12)	-
Total distributions	(0.54)	(0.08)	-	(0.43)	(0.12)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$13.06	$14.76	$13.37	$11.82	$12.25	$11.44

Total return[3]	(7.86)%[4]	11.01%	13.14%	0.07%	8.28%	14.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,898	$79,631	$63,463	$42,216	$18,468	$16,074

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.14%[6]	1.22%	1.40%	1.69%	2.12%	2.64%[6]
After fees waived and expenses absorbed	0.98%[6]	1.02%[5]	1.10%	1.10%	1.10%	1.10%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.13)%[6]	(0.27)%	(0.32)%	(0.59)%	(1.09)%	(1.76)%[6]
After fees waived and expenses absorbed	0.03%[6]	(0.07)%	(0.02)%	0.00%	(0.07)%	(0.22)%[6]

Portfolio turnover rate	24%[4]	37%	38%	33%	46%	36%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Adviser has agreed to contractually waive its fees to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.98% of the average daily net assets. Prior to November 1, 2017, the annual operating expense limit was 1.10%. Please see Note 3 for additional information.
[6]	Annualized.

29

Segall Bryant & Hamill Small Cap Value Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended December 31, 2018	For the Year Ended June 30,				For the Period July 31, 2013* through June 30,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.18	$12.17	$10.33	$11.45	$11.39	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	0.05	0.01	0.03	0.02	0.03
Net realized and unrealized gain (loss)	(1.31)	1.81	1.86	(0.58)	0.53	1.45
Total from investment operations	(1.23)	1.86	1.87	(0.55)	0.55	1.48

Less Distributions:
From net investment income	(0.08)	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain	(1.03)	(0.83)	(0.02)	(0.55)	(0.48)	(0.07)
Total distributions	(1.11)	(0.85)	(0.03)	(0.57)	(0.49)	(0.09)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.84	$13.18	$12.17	$10.33	$11.45	$11.39

Total return[3]	(9.31)%[4]	15.63%	18.07%	(4.68)%	5.21%	14.88%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115,775	$106,836	$63,072	$43,105	$30,660	$26,790

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.15%[7]	1.25%	1.39%	1.68%	1.84%	2.21%[7]
After fees waived and expenses absorbed	0.99%[7]	1.01%[5]	1.15%[6]	1.20%	1.20%	1.20%[7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.98%[7]	0.18%	(0.15)%	(0.20)%	(0.48)%	(0.69)%[7]
After fees waived and expenses absorbed	1.14%[7]	0.42%	0.09%	0.28%	0.16%	0.32%[7]

Portfolio turnover rate	39%[4]	59%	70%	57%	51%	55%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Adviser has agreed to contractually waive its fees to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets. Prior to November 1, 2017, the annual operating expense limit was 1.08%. Please see Note 3 for additional information.
[6]	The Adviser has agreed to voluntarily waive its fees and/or to reimburse the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of the average daily net assets. Prior to February 1, 2017, the annual operating expense limit was 1.20%. Please see Note 3 for additional information.
[7]	Annualized

30

APPENDIX - BOND RATING CATEGORIES

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.
A	Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

31

APPENDIX - BOND RATING CATEGORIES

STANDARD & POOR’S RATINGS GROUP, DIVISION OF MCGRAW HILL

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: The ratings from “AA” through “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

32

WHERE TO FIND MORE INFORMATION

More information about the Segall Bryant & Hamill Funds is available to you upon request and without charge.

ANNUAL AND SEMI-ANNUAL REPORT

When issued, the Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds’ investment policies, organization, and management. It is legally part of this prospectus (it is incorporated by reference).

When issued, investors can get free copies of the Funds’ Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:	Segall Bryant & Hamill Funds
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

By phone:	(800) 392-2673

Web:	www.sbhfunds.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The Segall Bryant & Hamill Funds Investment Company Act File No. is 811-03373

Funds distributed by Ultimus Fund Distributors, LLC

SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Supplement dated May 8, 2019

to the Prospectus, Summary Prospectus and the Statement of Additional Information

dated May 8, 2019

Matters With Respect to the Offer and Sale of each Fund

The shares of each of Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill International Small Cap Fund are not currently being offered for sale.

Investors should retain this supplement for future reference.

Segall Bryant & Hamill Emerging Markets Fund

(Ticker Symbol: Retail –SBHEX, Institutional - SBEMX

Segall Bryant & Hamill International Small Cap Fund

(Ticker Symbol: Retail – SBHSX; Institutional - SBSIX)

PROSPECTUS

May 8, 2019

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 392-2673 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 392-2673. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

SUMMARY SECTIONS	1
Segall Bryant & Hamill Emerging Markets Fund	1
Segall Bryant & Hamill International Small Cap Fund	7
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	13
Segall Bryant & Hamill Emerging Markets Fund	13
Segall Bryant & Hamill International Small Cap Fund	14
HOW TO INVEST AND OBTAIN INFORMATION	20
How to Contact Segall Bryant & Hamill Funds	20
Purchasing Shares	20
Exchanging Shares	23
Redeeming Shares	23
Additional Information on Telephone and Online Services	24
GENERAL ACCOUNT POLICIES	25
DISTRIBUTIONS AND TAXES	31
MANAGEMENT OF THE FUNDS	34
FINANCIAL HIGHLIGHTS	36
APPENDIX - BOND RATING CATEGORIES	40

SUMMARY SECTIONS

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND

Investment Objective

The Segall Bryant & Hamill Emerging Markets Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Retail Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution (12b-1) Fees		None		None
Other Expenses		1.28%		1.13%
Shareholder service fee	0.25%		0.10%
All other expenses	1.03%		1.03%
Total Annual Fund Operating Expenses		2.18%		2.03%
Fee Waiver and Expense Reimbursement		(0.80)%(1)		(0.80)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.38%(1)		1.23%(2)

(1)	From May 8, 2019 until at least September 30, 2021, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021 without the approval of the Board of Trustees.

(2)	From May 8, 2019 until at least September 30, 2021, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses(not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.23% for such period. . This agreement may not be terminated or modified by the Adviser prior to September 30, 2021 without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$140	$521	$1,012	$2,367
Institutional Class	$125	$475	$935	$2,210

1

SUMMARY SECTIONS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Segall Bryant & Hamill Emerging Markets Fund, a series portfolio of Investment Managers Series Trust that is expected to reorganize into the Fund on or about July 15, 2019, (the “IMST Predecessor Fund”) was 99% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies tied economically to emerging markets countries. The Fund’s adviser considers emerging markets countries to be those countries included in the MSCI Emerging Markets Index, which, as of the date of the Fund’s prospectus, consisted of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. If the countries composing the MSCI Emerging Markets Index change, the Fund’s adviser will similarly adjust its criteria to reflect any such change. The Fund’s adviser considers a company to be tied economically to a particular country if: (i) it is organized under the laws of that country or maintains its principal offices or headquarters in that country; (ii) its securities are principally traded in that country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, or has at least 50% of its assets in that country. The Fund will allocate its assets among various regions and countries. The Fund may invest in companies of any size market capitalization.

The Fund may purchase equity securities on exchanges where companies are located, and on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities. The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market. The Fund may use derivatives such as swaps, options, futures, options on futures and P-notes to manage risk inherent in the Fund’s portfolio (e.g., cash flows and currency exposure). The Fund may also enter into forward currency exchange contracts to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it will not enter into such contracts for speculative purposes. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures designed to provide exposure to emerging market indices, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

The Fund’s adviser uses proprietary quantitative models to evaluate and select countries and securities. The Fund’s adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

Principal Risks of Investment in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

China Risk: Investments in Chinese issuers subject the Fund to risks specific to the China region. Political, social or economic disruptions in China and surrounding countries, even in countries in which the Fund is not invested, may adversely affect security values in China and thus the Fund’s investments. At times, religious, cultural and military disputes within and outside China have caused volatility in the China securities markets and such disputes could adversely affect the value and liquidity of the Fund’s investments. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Each of these risks could increase the Fund’s volatility.

2

SUMMARY SECTIONS

Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk: Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. ’Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include but are not limited to illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Emerging Market Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk: Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Management and Strategy Risk: The value of your investment depends on the judgment of the Fund’s adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Participatory Notes Risk: P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or brokerwho issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Sector Focus Risk: The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of October 31, 2018, 26.1% of the Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Small-Cap and Mid-Cap Company Risk: The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Bar Chart and Performance Tables

The IMST Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. On October 30, 2015, the IMST Predecessor Fund acquired the assets and liabilities of the Philadelphia Emerging Markets Fund (the “Philadelphia Predecessor Fund”) (together, with the IMST Predecessor Fund, the “Predecessor Funds”).

For periods October 31, 2015 to December 31, 2018, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the IMST Predecessor Fund. For periods prior to October 30, 2015, performance results shown in the bar chart and the performance table below for the Fund’s Class I shares and Class A shares reflect the performance of the Philadelphia Predecessor Fund’s Class IV shares and Class I shares, respectively.

Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Funds. Performance returns of the Fund will be different from the Predecessor Funds as they have different expenses. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Predecessor Funds’ performance from year to year, and by showing how the Predecessor Funds’ average annual returns for one year, five years, and since inception for the Predecessor Funds, compared with those of an unmanaged index of securities.

The Predecessor Funds’ past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

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Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Quarter Ended 3/31/2012 16.71%	Lowest Quarterly Return: Quarter Ended 9/30/2015 (17.40)%

The year-to-date return for the Fund as of March 31, 2019, was 10.90%.

Average Annual Total Returns (for the Periods Ended December 31, 2018)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

SEGALL BRYANT & HAMILL EMERGING MARKETS FUND	1 Year	5 Years	Since Inception	Inception Date
Institutional Class
Return Before Taxes	(17.05)%	0.56%	(0.12)%	6/30/11
Return After Taxes on Distributions	(17.42)%	(0.31)%	(0.89)%	6/30/11
Return After Taxes on Distributions and Sale of Fund Shares	(9.37)%	0.45%	(0.02)%	6/30/11
Retail Class
Return Before Taxes	(21.94)%	(0.78)%	(1.09)%	6/30/14*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(14.58)%	1.65%	0.14%	6/30/11

*	Retail Class (previously known as Class A of the Predecessor Funds) started on June 30, 2014. The performance figures for Retail Class include the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

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Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	June 30, 2011*
Nicholas C. Fedako, CFA Associate Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	June 30, 2011*

*	Since Inception of the Philadelphia Predecessor Fund

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND

Investment Objective

The Segall Bryant & Hamill International Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Retail Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution (12b-1) Fees		None		None
Other Expenses		0.42%		0.27%
Shareholder service fee	0.25%		0.10%
All other expenses	0.17%		0.17%
Total Annual Fund Operating Expenses		1.32%		1.17%
Fee Waiver and Expense Reimbursement		(0.14)%(1)		(0.14)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.18%(1)		1.03%(2)

(1)	From May 6, 2019 until at least September 30, 2021, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021, without the approval of the Board of Trustees.

(2)	From May 6, 2019 until at least September 30, 2021, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.03% for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021, without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$120	$390	$695	$1,563
Institutional Class	$105	$343	$615	$1,393

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Segall Bryant & Hamill International Small Cap Fund, a series portfolio of Investment Managers Series Trust that is expected to reorganize into the Fund on or about July 15, 2019, (the “IMST International Small Cap Predecessor Fund”) was 111% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of small capitalization companies located outside of the United States, including those in emerging markets. The Fund’s adviser considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index at the time of purchase. Investments in companies that move above or below the capitalization range of the MSCI EAFE Small Cap Index may continue to be held by the Fund in the Fund adviser’s sole discretion. As of March 31, 2019, the market capitalization of companies included in the MSCI EAFE Small Cap Index was between $105.9 million and $45.2 billion. The Fund’s adviser will consider the market capitalization range by country. The Fund’s adviser considers a company to be outside of the United States if: (i) it is organized under the laws of a foreign country or maintains its principal offices or headquarters in a foreign country; (ii) its securities are principally traded in a foreign country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or has at least 50% of its assets in a foreign country. The Fund will allocate its assets among various regions and countries including those in emerging markets.

The Fund may purchase equity securities on exchanges where the companies are located, on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities. The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market. The Fund may use derivatives such as swaps, options, futures, options on futures and P-notes to manage risk inherent in the Fund’s portfolio (e.g., cash flows and currency exposure). The Fund may also enter into forward currency exchange contracts to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it will not enter into such contracts for speculative purposes. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as such as swaps, options, futures and options on futures, designed to provide exposure to indices comprised of small capitalization companies located outside of the United States, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

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Derivatives Risk: Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include but are not limited to illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Emerging Market Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk: Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Japan Risk: The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan.

Management and Strategy Risk: The value of your investment depends on the judgment of the Fund’s adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Participatory Notes Risk: P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Small-Cap and Mid-Cap Company Risk: The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Bar Chart and Performance Tables

The IMST International Small Cap Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. On October 30, 2015, the IMST International Small Cap Predecessor Fund acquired the assets and liabilities of the Philadelphia International Small Cap Fund (the “Philadelphia International Small Cap Predecessor Fund”) (together, with the IMST International Small Cap Predecessor Fund, the “Predecessor Funds”).

For periods October 31, 2015 to December 31, 2018, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the IMST International Small Cap Predecessor Fund. For periods prior to October 30, 2015, performance results shown in the bar chart and the performance table below for the Fund’s Class I shares and Class A shares reflect the performance of the Philadelphia International Small Cap Predecessor Fund’s Class IV shares and Class I shares, respectively.

Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Funds. Performance returns of the Fund will be different from the Predecessor Funds as they have different expenses. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Predecessor Funds’ performance from year to year, and by showing how the Predecessor Funds’ average annual returns for one year, five years, and since inception for the Predecessor Funds, compared with those of an unmanaged index of securities.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years for the Retail Class and one year, five years, and ten years for the Institutional Class, compared with those of an unmanaged index of securities. The Predecessor Funds’ past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

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Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Quarter Ended 3/31/2012 16.13%	Lowest Quarterly Return: Quarter Ended 12/31/2018 (17.35)%

The year-to-date return for the Fund as of March 31, 2019, was 8.24%.

Average Annual Total Returns (for the Periods Ended December 31, 2018)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND	1 Year	5 Years	Since Inception	Inception Date
Institutional Class
Return Before Taxes	(23.69)%	1.56%	4.71%	5/31/11
Return After Taxes on Distributions*	(23.91)%	0.64%	3.76%	5/31/11
Return After Taxes on Distributions and Sale of Fund Shares*	(13.41)%	1.23%	3.69%	5/31/11
Retail Class
Return Before Taxes	(28.34)%	0.12%	3.64%	6/30/14**
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	(17.89)%	3.06%	4.88%	5/31/11

*	Institutional Class (previously known as Class I of the Predecessor Funds) started on May 31, 2011.

**	Retail Class (previously known as Class A of the Predecessor Funds) started on June 30, 2014. The performance figures for Retail Class include the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

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Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 31, 2011*
Nicholas C. Fedako, CFA Associate Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 31, 2011*

*	Since inception of the Philadelphia International Small Cap Predecessor Fund

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Segall Bryant & Hamill Emerging Markets Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Adviser uses proprietary quantitative models to evaluate and select countries and securities. The Adviser evaluates and selects securities based on value, momentum and profitability models. The Fund may engage in active and frequent trading.

The Adviser generally will sell a security when, in its opinion, one or more of the following occurs, among other reasons: 1) the Adviser’s estimate of full valuation is realized; 2) the Fund’s position in a company becomes over-weighted due to appreciation; 3) a more attractive stock is identified (in which case a less attractive stock in the portfolio is sold); 4) there is change in a company’s underlying fundamentals; or 5) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

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Segall Bryant & Hamill International Small Cap Fund

Investment Objective

The Fund’s investment objective is to seek long term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Adviser uses proprietary quantitative models to evaluate and select countries and securities. The Adviser selects the Fund’s portfolio holdings from the MSCI EAFE Small Cap Index. The Adviser evaluates and selects securities based on value, momentum and profitability models (that take into account various factors including, but not limited to, price to book, earnings and return on equity). The Fund generally will invest in portfolio securities of companies located in different countries and regions. The Fund may engage in active and frequent trading.

The Adviser generally will sell a security when, in its opinion, one or more of the following occurs, among other reasons: (1) the Adviser’s estimate of full valuation is realized; (2) the Fund’s position in a company becomes over-weighted due to appreciation; (3) a more attractive stock is identified (in which case a less attractive stock in the portfolio is sold); (4) there is change in a company’s underlying fundamentals; or (5) the Fund requires cash to meet redemption requests.

When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Additional Investment Strategies

Pursuant to Rule 35d-1 of the Investment Company Act of 1940, certain Segall Bryant & Hamill Funds must notify shareholders with written notice sixty (60) days prior to any change in its investment policy. The following are those Segall Bryant & Hamill Funds and each respective principal investment policy:

Segall Bryant & Hamill Emerging Markets Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of companies tied economically to emerging markets countries. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Index. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures designed to provide exposure to emerging market indices, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

Segall Bryant & Hamill International Small Cap Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of small capitalization companies located outside of the United States, including those in emerging markets. Investments in P-notes, exchange-traded funds (“ETFs”) or derivatives, such as swaps, options, futures and options on futures designed to provide exposure to emerging market indices, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

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Principal Risks of Investing in the Funds

The Funds’ principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause you to lose money.

●	ADR and GDR risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the Depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

●	China risk (the Emerging Markets Fund only): Investments in Chinese issuers subject the Fund to risks specific to the China region. The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 25 years. While these reforms are currently contributing to growth and prosperity, they could be altered or discontinued at any time. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the United States has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export-dependent sectors.

●	Currency risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

●	Cybersecurity risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

●	Derivatives risk: Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how a Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on a Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by a Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from a Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Funds may invest are described below.

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Swap Transactions. The Funds may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease a Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of a Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Call Options. The seller (writer) of a call option which is covered (i.e., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter Trading. Each Fund may purchase or sell derivatives that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, a Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between “bid” and “asked” prices for derivatives that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, each Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although each Fund expects to enter into transactions only with counterparties believed by the Adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

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Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets a Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

●	Emerging market risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

●	Equity risk: The value of equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

●	ETF risk: Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

●	Foreign investment risk: Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Japan risk (the International Small Cap Fund only): The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund. Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan.

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●	Management and strategy risk: The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

●	Market risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Participatory notes risk: P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

●	Portfolio turnover risk: Active and frequent trading of a Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

●	Sector focus risk (the Emerging Markets Fund only): The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. For example, as of October 31, 2018, 26.1% of the Emerging Markets Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

●	Small-cap and mid-cap company risk: Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

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●	Value-oriented investment strategies risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

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HOW TO CONTACT SEGALL BRYANT & HAMILL FUNDS

The following section explains how to contact Segall Bryant & Hamill Funds and how to purchase, exchange, and redeem your Segall Bryant & Hamill Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at (800) 392-2673 if you have any questions or to obtain an Account Application.

Contacting Segall Bryant & Hamill Funds

Online

www.sbhfunds.com:

Segall Bryant & Hamill Transaction Center

24 hours a day, seven days a week

● Access account information

● Perform transactions

● Access duplicate statements and tax forms

● Change your address or distribution options

By Telephone

(800) 392-2673:

Segall Bryant & Hamill Investor Services

Weekdays: 8 a.m. to 6 p.m. Eastern Time

Segall Bryant & Hamill Automated Service Line

24 hours a day, seven days a week

● Access account information

● Obtain Fund prices and distribution rates

By Regular Mail

Segall Bryant & Hamill Funds

P.O. Box 46707

Cincinnati, OH 45246-07073

The Funds do not consider the Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Segall Bryant & Hamill Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Express, Certified or Registered Mail	Segall Bryant & Hamill Funds 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

PURCHASING SHARES

You may purchase additional Fund shares through any of the options below. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

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HOW TO INVEST AND OBTAIN INFORMATION

By Mail

Opening a New Account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page.

Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page 20 to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone. Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	If you are an existing shareholder, you may purchase additional shares online. Access the Segall Bryant & Hamill Transaction Center at www.sbhfunds.com 24 hours a day, seven days a week.
By Automatic Investment Plan

Complete the Automatic Investment Plan Section on your Account Application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

By Wire

You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call (800) 392-2673 to speak with a Segall Bryant & Hamill Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 24.

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HOW TO INVEST AND OBTAIN INFORMATION

Important notes on purchasing shares:

●	When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number, and amount.

●	Please make your check payable to SBH Funds in U.S. dollars drawn on a U.S. bank account.

●	Cash, post-dated checks, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks and cashier’s check for amounts under $10,000 will not be accepted for purchases. Cashier’s checks for amounts over $10,000 will be accepted for purchases.

●	If you are purchasing shares in a retirement account(4) please indicate whether the purchase is a rollover, a current year or a prior-year contribution.

●	After receipt of your order by telephone, or online, your bank account will be debited within 1-2 business days.

●	If a check does not clear your bank, Segall Bryant & Hamill Funds reserves the right to cancel the purchase.

●	If Segall Bryant & Hamill Funds is unable to debit your predesignated bank account for purchases, Segall Bryant & Hamill Funds may make additional attempts or cancel the purchase.

●	Segall Bryant & Hamill Funds reserves the right to reject any order.

●	If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Segall Bryant & Hamill Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

●	A transfer of shares between classes of the same Fund generally is not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders.

Investment Minimums	Retail Class(1)	Institutional Class(2)
To open a new regular account	$2,500	$250,000
To open a new retirement, education(4) or UGMA/UTMA account	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

(1)	Existing accounts and automatic investment plans established before October 1, 2000, are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.

(2)	The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within a Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 29 for more information regarding investment minimums on Accounts opened through a Service Organization.

(3)	The following persons may purchase Institutional Class shares of the Funds without meeting the investment minimum requirements for the Institutional Class shares:

Investors who established accounts prior to July 15, 2019, in Institutional Class shares with the Fund’s distributor who have continuously maintained an account in Institutional Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons) without a designated intermediary. These investors are referred to as “Institutional Class grandfathered investors.”

Customers of a financial intermediary that has had an agreement with the Funds’ distributor or any Funds that offered Institutional Class shares prior to July 15, 2019, that has continuously maintained such agreement. These intermediaries are referred to as “Institutional Class grandfathered intermediaries.

(4)	A description of the retirement and education accounts available for investment in the Segall Bryant & Hamill Funds may be found in the Statement of Additional Information (“SAI”) for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address, and website address where you can request a free copy of the SAI.

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HOW TO INVEST AND OBTAIN INFORMATION

EXCHANGING SHARES

You may (i) exchange your Fund shares for shares of other Funds or (ii) exchange shares between classes of the same Fund, through any of the options below. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

By Mail	Send a written request following the instructions on page 20 and mail to the appropriate address.
By Telephone*	Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.
By Online Access*	Access the Segall Bryant & Hamill Transaction Center located at www.sbhfunds.com 24 hours a day, seven days a week.
Automatically	Call (800) 392-2673 to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 24.

Important notes on exchanging shares:

●	Exchanges must meet the minimum investment requirements described on page 22.

●	Exchanges between accounts will be accepted only if registrations are identical.

●	Please be sure to read the Prospectus for the Fund into which you are exchanging.

●	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

●	Exchanges of shares between classes of the same Fund are generally not considered a taxable transaction, although it may give rise to tax reporting requirements for certain significant shareholders.

REDEEMING SHARES

You may redeem your Fund shares by any of the options below or in person at the location listed on page 20.

By Mail	Send a written request following the instructions on page 20 and mail to the appropriate address.
By Telephone*

If you are an existing shareholder, you may redeem your shares by telephone.

Call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time or use the Segall Bryant & Hamill Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online. Access the Segall Bryant & Hamill Transaction Center located at www.sbhfunds.com 24 hours a day, seven days a week.

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HOW TO INVEST AND OBTAIN INFORMATION

By Systematic Withdrawal Plan

You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

By Wire

You may redeem Segall Bryant & Hamill shares by wire transfer from your Segall Bryant & Hamill account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call (800) 392-2673 to speak with an Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

To add bank instructions to your account, please call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 24.

Important notes on redeeming shares:

●	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.
●	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request.
●	Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.
●	If the shares you are redeeming were purchased by check, Segall Bryant & Hamill Funds will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, online or through the Automatic Investment Plan, Segall Bryant & Hamill Funds will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.
●	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICES

●	All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Segall Bryant & Hamill Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.
●	Shareholders can follow the instructions provided at the Segall Bryant & Hamill Transaction Center to access these services.
●	Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Segall Bryant & Hamill Funds account. To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call (800) 392-2673 or access www.sbhfunds.com for the appropriate form.

●	Online redemptions and exchanges are not available for business or certain fiduciary accounts. There is a $25,000 daily maximum for each account for each separate type online transaction (purchases and redemptions).
●	It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Funds have procedures to enhance security, including the use of 128-bit encryption through the Segall Bryant & Hamill Transaction Center, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Funds also have procedures to confirm that telephone and online transaction requests are genuine. The Funds believe that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

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GENERAL ACCOUNT POLICIES

The Funds may modify or terminate account policies, services, and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Funds or their agents may temporarily suspend telephone, wire, and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Funds.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Frequent Trading and Market Timing Risk

While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

●	Dilution in the value of a mutual fund’s shares for long-term shareholders;

●	Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;
●	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;
●	Interference with the efficient management of a mutual fund’s portfolio; and
●	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Funds that hold small-capitalization (e.g., small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Funds has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

●	If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Funds’ Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order.

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GENERAL ACCOUNT POLICIES

●	The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

●	The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect a Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon a Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

Neither the Trust nor its Funds accommodate Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707 and must include the following information:

●	The name and class of the Fund(s).
●	The account number(s).
●	The amount of money or number of shares.
●	The name(s) on the account.
●	The signature(s) of all registered account owners (signature guaranteed, if applicable).
●	Your daytime telephone number.

Medallion Signature Guarantee

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

A Medallion signature guarantee must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

●	Transferring ownership of an account.

●	Redeeming by check payable to someone other than the account owner(s).

●	Redeeming by check mailed to an address other than the address of record.

●	Redeeming by check mailed to an address that has been changed without a signature guarantee within the last 15 days.

●	Redeeming by electronic transfer to a bank account other than the bank account of record.

The Funds require an original signature guarantee stamp for redemptions greater than $50,000 from your account.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Funds with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Funds in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify).

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GENERAL ACCOUNT POLICIES

The Funds reserve the right to redeem your Retail class account should your balance fall below the required minimum on page 22. Prior to redemption, the Fund will send a letter advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for your retail class account.

Involuntary Redemptions

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities relating to the Funds that are illegal or otherwise believed to be detrimental to a Fund.

Redemption Payments/Redemptions In-Kind

The Funds reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the Investment Company Act of 1940 (the “1940 Act”), a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions.

Address Changes

To change the address on your account, call (800) 392-2673 or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 15 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call (800) 392-2673.

Quarterly Consolidated Statements and Shareholder Reports

The Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you each year and filed with the IRS.

Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Segall Bryant & Hamill Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or Prospectuses should call (800) 392-2673 or write to us at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.sbhfunds.com.

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GENERAL ACCOUNT POLICIES

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The SAI contains a complete description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities. All of the Funds’ holdings are posted on the Funds’ website at www.sbhfunds.com on or around the 15th of each month. Information on the Funds’ top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions, and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Time. In the event the Exchange does not open for business because of an emergency, the Funds may, but are not required to, open one or more Funds for purchase, redemption, and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call (800) 392-2673.

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Funds have authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Funds.

The Trust reserves the right to reprocess purchase, redemption, and exchange transactions that were initially processed at a NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

Valuation

Valuing Domestic Securities

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

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GENERAL ACCOUNT POLICIES

Valuing Foreign Securities

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect a Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts, and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed Income Obligations

Fixed income obligations generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be fair valued by the Adviser, using pricing procedures for the Funds that have been approved by the Board.

Derivatives

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Segall Bryant & Hamill Funds requires. Institutional Class accounts offered through a Service Organization that offer institutional class shares, such as but not limited to a transaction fee platform, will be exempt from the $250,000 minimum investment amount. Exceptions to the Institutional Class minimums will also apply for intermediaries in a fiduciary role with respect to retirement assets under applicable Department of Labor regulation, qualified retirement plans, and other account types with lower or no networking and/or omnibus fees charged to the Funds.

The Funds reserve the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Segall Bryant & Hamill Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Segall Bryant & Hamill Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

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GENERAL ACCOUNT POLICIES

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from each Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments, as determined from time to time by the Adviser, may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor, informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

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DISTRIBUTIONS AND TAXES

Distributions

A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains
Segall Bryant & Hamill Emerging Markets Fund Segall Bryant & Hamill International Small Cap Fund	Generally declared and paid annually	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Segall Bryant & Hamill Funds,” calling (800) 392-2673, or online at www.sbhfunds.com.

Generally, distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Taxes

U.S. Federal Income Taxes

The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as regulated investment companies. There can be no assurance that such assumption will be correct.

Taxation of Fund Distributions

Each Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 20%, in addition to the 3.8% medicare surtax discussed below.

Other than distributions of net long-term capital gain, Fund distributions (except for exempt-interest dividends, discussed below) will generally be taxable as ordinary income or, if so designated by a Fund, as “qualified dividend income,” taxable to individual shareholders at tax rates applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least ninety-five percent (95%) of a Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long- term capital loss from such dispositions.

31

DISTRIBUTIONS AND TAXES

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method. The Funds have chosen “Average Cost” as their standing (default) tax lot method for all shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

For shareholders of the IMST Predecessor Fund and the IMST International Small Cap Predecessor Fund, the standing (default) tax lot method for the account(s) merged into the Funds is “first-in, first-out” (“FIFO”). Any new accounts opened after July 15, 2019, by IMST All Cap Predecessor Fund and the IMST Small Cap Value Predecessor Fund shareholders will have Average Cost as their standing (default) tax lot method.

Subject to certain limitations, a shareholder may choose a method other than the Funds’ standing method at the time of purchase or upon the sale of covered shares. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Any distributions on sales, exchanges, or redemptions of shares held in an IRA (or other tax-qualified plan) are not currently taxable.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements, debt financing limitations, and other requirements.

A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. Any liability for this additional tax will be reported on, and paid with, your federal income tax return.

A shareholder of a Fund may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years beginning before 2026.

32

DISTRIBUTIONS AND TAXES

2017 Tax Act

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) made far-reaching changes to the U.S. income tax laws. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-The 2017 Tax Act.”

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report, and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other State and Local Income Taxes

Shareholders may also be subject to other state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, such income taxes may not apply to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or locality tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

33

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Segall Bryant & Hamill, LLC, with principal offices at 540 West Madison Street, Suite 1900, Chicago, IL 60661, serves as the investment adviser to the Funds. As of December 31, 2018, Segall Bryant & Hamill, LLC had approximately $18.6 billion in assets under management, including approximately $2.5 billion in twenty-one investment company portfolios.

Segall Bryant & Hamill, LLC provides a continuous investment program for the Funds, including investment research and management. Segall Bryant & Hamill, LLC makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities.

The Adviser reserves the right to seek exemptive relief from the SEC in order to act as a “manager of managers” with respect to the Funds. If such relief were obtained, the Adviser would be able to replace or engage unaffiliated sub-advisers or amend the terms of their sub-advisory agreements, subject to approval by the Board of Trustees but without shareholder approval.

Management Expenses

The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Fee Schedule	Advisory Fees
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%

When issued, additional information regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Annual Report to shareholders.

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

Emerging Markets Fund and International Small Cap Fund

Scott E. Decatur, Ph.D. Prior to joining SBH as a Senior Portfolio Manager on June 30, 2015, Dr. Decatur was the Chief Investment Officer, Director of Quantitative Research and a Partner of Philadelphia International Advisers LP (“PIA”) from 2004 to June 2015. Prior to PIA, Dr. Decatur was a member of the Structured Products Group and served as Director of Quantitative Equity Research at Delaware Investments and as a Quantitative Investment Analyst, focusing on emerging markets, with Grantham, May, van Otterloo & Co.

Nicholas C. Fedako, CFA. Prior to joining SBH as an Associate Portfolio Manager on June 30, 2015, Mr. Fedako was a Quantitative Analyst and a Partner of PIA from 2000 to June 2015.

Co-Administrators

Ultimus Fund Solutions, LLC, (“Ultimus”) and the Adviser serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity. Ultimus has also agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

Shareholder Service Fee

The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. The Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing subaccounting with respect to Fund shares, and other similar services.

34

MANAGEMENT OF THE FUNDS

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

35

FINANCIAL HIGHLIGHTS

The financial highlights show the IMST Predecessor Fund, the predecessor fund of the Segall Bryant & Hamill Emerging Markets Fund, and the IMST International Small Cap Predecessor Fund, the predecessor fund of the Segall Bryant & Hamill International Small Cap Fund, financial history for the past five fiscal years ended October 31, 2018. The financial highlights table is intended to help you understand the financial performance of the IMST Predecessor Fund and the IMST International Small Cap Predecessor Fund shares. Each of the Segall Bryant & Hamill All Cap Fund and the Segall Bryant & Hamill Small Cap Fund has the same investment objective and similar investment policies as their respective predecessor fund. Certain information reflects financial results for a single predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the predecessor fund (assuming reinvestment of all dividends and distributions).

The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the IMST Predecessor Fund’s and the IMST International Small Cap Predecessor Fund’s financial statements, is included in IMST Predecessor Fund’s and the IMST International Small Cap Predecessor Fund’s annual report, which is available upon request.

Segall Bryant & Hamill Emerging Markets Fund

Retail Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period June 30, 2014* through October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.49	$7.60	$6.91	$8.43	$9.40
Income from Investment Operations:
Net investment income[1]	0.18	0.13	0.14	0.12	0.08
Net realized and unrealized gain (loss)	(1.53)	1.90	0.58	(1.50)	(0.50)
Total from investment operations	(1.35)	2.03	0.72	(1.38)	(0.42)

Less Distributions:
From net investment income	(0.13)	(0.14)	(0.03)	(0.14)	(0.13)
From net realized gain	(0.31)	-	-	-	(0.34)
Tax return of capital	-	-	-	-	(0.08)
Total distributions	(0.44)	(0.14)	(0.03)	(0.14)	(0.55)

Redemption fee proceeds[1]	- [2]	-	-	-	-

Net asset value, end of period	$7.70	$9.49	$7.60	$6.91	$8.43

Total return[3]	(14.96)%	27.27%	10.42%	(16.47)%	(4.49)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,043	$3,116	$921	$8	$107

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.49%	2.87%	5.58%	5.76%	1.48%[5]
After fees waived and expenses absorbed	1.48%	1.48%	1.48%	1.48%	1.48%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.96%	0.15%	(2.00)%	(2.92)%	2.34%[5,6]
After fees waived and expenses absorbed	1.97%	1.54%	2.10%	1.36%	2.34%[5]

Portfolio turnover rate	99%	97%	84%	95%	131%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $1,000,000 or more. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.
[6]	Unaudited.

36

Segall Bryant & Hamill Emerging Markets Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.54	$7.63	$6.92	$8.44	$9.35
Income from Investment Operations:
Net investment income[1]	0.20	0.15	0.16	0.13	0.20
Net realized and unrealized gain (loss)	(1.54)	1.91	0.58	(1.49)	(0.34)
Total from investment operations	(1.34)	2.06	0.74	(1.36)	(0.14)

Less Distributions:
From net investment income	(0.15)	(0.15)	(0.03)	(0.16)	(0.21)
From net realized gain	(0.31)	-	-	-	(0.46)
Tax return of capital	-	-	-	-	(0.10)
Total distributions	(0.46)	(0.15)	(0.03)	(0.16)	(0.77)

Redemption fee proceeds[1]	- [2]	-	- [2]	-	- [2]

Net asset value, end of period	$7.74	$9.54	$7.63	$6.92	$8.44

Total return[3]	(14.81)%	27.68%	10.54%	(16.19)%	(1.44)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,961	$32,144	$18,209	$982	$7,882

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.24%	2.62%	5.33%	5.42%	1.12%
After fees waived and expenses absorbed	1.23%	1.23%	1.23%	1.25%	1.12%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.21%	0.40%	(1.75)%	(2.59)%	2.21%[5]
After fees waived and expenses absorbed	2.22%	1.79%	2.35%	1.58%	2.21%

Portfolio turnover rate	99%	97%	84%	95%	131%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Adviser. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[5]	Unaudited.

37

Segall Bryant & Hamill International Small Cap Fund

Retail Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period June 30, 2014* through October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.47	$11.74	$11.36	$11.57	$12.76
Income from Investment Operations:
Net investment income[1]	0.26	0.23	0.26	0.21	0.07
Net realized and unrealized gain (loss)	(2.27)	2.69	0.35	0.28	(1.09)
Total from investment operations	(2.01)	2.92	0.61	0.49	(1.02)

Less Distributions:
From net investment income	(0.29)	(0.19)	(0.17)	(0.22)	(0.17)
From net realized gain	(0.44)	-	(0.06)	(0.48)	-
Total distributions	(0.73)	(0.19)	(0.23)	(0.70)	(0.17)

Redemption fee proceeds[1]	- [3]	-	-	-	-

Net asset value, end of period	$11.73	$14.47	$11.74	$11.36	$11.57

Total return[2]	(14.68)%	25.27%	5.43%	4.47%	(8.10)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,554	$25,240	$12,013	$11,927	$9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.44%	1.47%	2.09%	1.29%	1.16%[5]
After fees waived and expenses absorbed	1.28%	1.28%	1.28%	1.29%	1.16%[5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.76%	1.61%	1.55%	2.11%	1.65%[5,6]
After fees waived and expenses absorbed	1.92%	1.80%	2.36%	2.11%	1.65%[5]

Portfolio turnover rate	111%	101%	94%	130%	101%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $1,000,000 or more. If the sales charge was included total returns would be lower.
[3]	Amount represents less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.
[6]	Unaudited.

38

Segall Bryant & Hamill International Small Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.50	$11.76	$11.36	$11.57	$11.77
Income from Investment Operations:
Net investment income[1]	0.29	0.27	0.29	0.27	0.30
Net realized and unrealized gain (loss)	(2.26)	2.68	0.34	0.23	0.16 [2]
Total from investment operations	(1.97)	2.95	0.63	0.50	0.46

Less Distributions:
From net investment income	(0.32)	(0.21)	(0.17)	(0.23)	(0.33)
From net realized gain	(0.44)	-	(0.06)	(0.48)	(0.33)
Total distributions	(0.76)	(0.21)	(0.23)	(0.71)	(0.66)

Redemption fee proceeds[1]	- [3]	- [3]	-	-	- [3]

Net asset value, end of period	$11.77	$14.50	$11.76	$11.36	$11.57

Total return[4]	(14.40)%	25.60%	5.66%	4.61%	3.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$351,480	$298,728	$71,853	$35,367	$45,074

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.19%	1.22%	1.84%	1.06%	0.97%
After fees waived and expenses absorbed	1.03%	1.03%	1.03%	1.06%	0.97%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.01%	1.86%	1.80%	2.34%	2.44%[5]
After fees waived and expenses absorbed	2.17%	2.05%	2.61%	2.34%	2.44%

Portfolio turnover rate	111%	101%	94%	130%	101%

[1]	Based on average shares outstanding for the period.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating net asset value per share of the Portfolio.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had fees not been waived or absorbed by the Adviser. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[5]	Unaudited.

39

APPENDIX - BOND RATING CATEGORIES

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.
A	Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

40

APPENDIX - BOND RATING CATEGORIES

STANDARD & POOR’S RATINGS GROUP, DIVISION OF MCGRAW HILL

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: The ratings from “AA” through “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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WHERE TO FIND MORE INFORMATION

More information about the Segall Bryant & Hamill Funds is available to you upon request and without charge.

ANNUAL AND SEMI-ANNUAL REPORT

When issued, the Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds’ investment policies, organization, and management. It is legally part of this prospectus (it is incorporated by reference).

When issued, investors can get free copies of the Funds’ Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

Write to:	Segall Bryant & Hamill Funds
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

By phone:	(800) 392-2673

Web:	www.sbhfunds.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The Segall Bryant & Hamill Funds Investment Company Act File No. is 811-03373

Funds distributed by Ultimus Fund Distributors, LLC

SEGALL BRYANT & HAMILL TRUST

Statement of Additional Information

for

Segall Bryant & Hamill All Cap Fund

Ticker Symbol: Retail Class - SBRAX

Ticker Symbol: Institutional Class - SBHAX

Segall Bryant & Hamill Small Cap Value Fund

Ticker Symbol: Retail Class - SBRVX

Ticker Symbol: Institutional Class - SBHVX

May 8, 2019

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Funds’ prospectus dated May 8, 2019, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Retail Class and Institutional Class, as applicable, of each particular Fund. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds’ Prospectus for the Retail Class and Institutional Class (as applicable) may be obtained by calling (800) 392-2673 or by writing Ultimus Fund Distributors, LLC (“UFD”) at Segall Bryant & Hamill Funds, P.O Box 46707, Cincinnati, Ohio 45246-0707. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Page

THE TRUST	2
INVESTMENT LIMITATIONS	2
TYPES OF INVESTMENTS AND OTHER RISKS	4
PORTFOLIO TURNOVER & BROKERAGE	13
NET ASSET VALUE	16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	16
DESCRIPTION OF SHARES	19
ADDITIONAL INFORMATION CONCERNING TAXES	21
MANAGEMENT OF THE FUNDS	31
CUSTODIAN AND TRANSFER AGENT	41
PORTFOLIO MANAGERS	42
EXPENSES	44
DISCLOSURE OF FUND PORTFOLIO HOLDINGS	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	46
COUNSEL	46
CODES OF ETHICS	46
PROXY VOTING POLICIES AND PROCEDURES	46
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS	47
MISCELLANEOUS	51
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	52
APPENDIX B – SUMMARY OF SEGALL BRYANT & HAMILL’S PROXY VOTING POLICY	59

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THE TRUST

The Segall Bryant & Hamill Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.

This SAI pertains to the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund. For information concerning any investment portfolios offered by the Trust, contact Segall Bryant & Hamill Funds, P.O Box 46707, Cincinnati, Ohio 45246-0707 or call (800) 392-2673.

 INVESTMENT LIMITATIONS

The Funds are classified as diversified funds for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Prospectus for the Funds describes the Funds’ investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for each Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Funds may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the ”SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more them 5% of the value of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by a Fund or the Trust except that up to 25% of the value of a Fund’s total assets may be invested without regard to these limitations.

Additional fundamental investment limitations for each Fund are listed below. With the exceptions noted below, the Funds may not:

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1. Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2. Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3. Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4. Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5. Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Segall Bryant & Hamill, LLC (the “Adviser”) within the investment team’s portfolio management processes. The use of any particular classification system is not a fundamental policy of the Fund. In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group of industries.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

Each Fund may borrow money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), only for short term cash flow purposes, not for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest, though each Fund will borrow no more than 10% of net assets. Under Section 18(f) of the 1940 Act, any borrowing exceeding 5% of a Fund’s total assets at the time the evidence of indebtedness is issued will be regarded as a “senior security.” The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, that Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce that Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

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TYPES OF INVESTMENTS AND OTHER RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund.

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, each Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The All Cap Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

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Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities.

A Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Foreign Investments

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Funds are not registered with the SEC, or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

5

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require a Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

Emerging Markets. Each Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Foreign Currency Transactions. The Funds may conduct foreign currency exchange transactions on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market. Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another, and the projection of short-term currency market movements is extremely difficult.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occur in the interbank market, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Depository Receipts. The Funds may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

6

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even if the purchase, sell or dividends paid are in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Warrants and Rights

Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Investment Company Securities

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by a Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. A Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

● The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

● The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

○ the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

○ each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

○ the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

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Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in-kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Funds.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds. The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

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Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

The Funds may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Funds. Accordingly, 4(a)(2) commercial paper has been determined to be liquid under procedures adopted by the Board of Trustees.

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Lending Portfolio Securities

Consistent with applicable regulatory requirements and each Fund’s investment restrictions, a Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Funds will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, repurchase agreements and other money market instruments. When the Adviser believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

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Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two-year withdrawal negotiation process, and thus it is anticipated that the UK will leave the EU on or before March 29, 2019. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

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Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Cyber Security Risk

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Adviser, a Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. While the Funds and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Funds, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

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PORTFOLIO TURNOVER

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause any of the Funds to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement. Segall Bryant & Hamill, LLC estimates that approximately 25% to 50% for domestic equity and 50% to 75% for international equities of the commission paid for trades where Segall Bryant & Hamill, LLC receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Segall Bryant & Hamill, LLC negotiates the execution cost with the executing broker. Segall Bryant & Hamill, LLC estimates that approximately 10% to 25% of the commission paid is for the cost of execution, with the balance attributable to the Research received.

To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.

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Many over-the-counter issues, including corporate debt, government securities and municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Funds. It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, UFD or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.

Investment decisions for each Fund are made independently from those of the other Funds. However, the Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

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The Funds’ Broker Commissions will be available after each Fund completes their first fiscal year.

NET ASSET VALUE

The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by UFD, the Funds’ Distributor, an affiliate of Ultimus Fund Solutions, LLC.

Shares of all Segall Bryant & Hamill Funds may be exchanged for shares of all other Segall Bryant & Hamill Funds.

 The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily: (i) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; (ii) to collect any charge relating to a transaction effected for the benefit of a shareholder; (iii) in connection with the closing of an account, if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund, as provided in the Prospectus; and (iv) in connection with a low balance account, as provided in the Prospectus. In addition, the Trust reserves the express right to redeem shares of each Fund involuntarily at any time if the Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day and receive that day’s price. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

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The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order. Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries. Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans Individual Retirement Accounts. An Individual Retirement Account (“Traditional IRA”) may invest in the Trust. Traditional IRAs are available to individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement. Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions). Distributions are included in gross income, except to the extent of any nondeductible contributions. Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) may also invest in the Trust. Roth IRAs are available to individuals who have earned income and their non-working spouses, who wish to use shares of the Funds as a funding medium to save for retirement. A single individual with modified adjusted gross income of up to $137,000 in 2019 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $203,000 in 2019). An individual with modified adjusted gross income of up to $10,000 in 2019 who is married, lives with his or her spouse at any time during the year and files his or her income taxes separately from his or her spouse may contribute to a Roth IRA. Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income. Contributions to a Roth IRA are not deductible. “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs. A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

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An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA. The opportunity to convert to a Roth IRA is available to all individuals regardless of income. The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent that it is a return of nondeductible Traditional IRA contributions). The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of (i) $6,000 ($7,000 for an individual aged 50 or older) in 2019 or (ii) 100% of his or her taxable compensation for the year (reduced by the contributions for the taxable year to all other individual retirement plans maintained for the individual’s benefit). If the individual is married and files a joint return and his or her compensation is less than that of his or her spouse, the combined taxable compensation of the individual and his or her spouse, less his or her spouse’s contributions to Traditional and Roth IRAs for the year. Factors discussed above may further reduce an individual’s contribution limit.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs that are invested in the Trust, if the employer sponsors a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that must have been established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements). SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts. A Coverdell Education Savings Account (“Coverdell ESA”) may invest in the Trust. Coverdell ESAs are available to individuals who wish to use shares of the Funds as a funding medium to save for a child’s education. A single individual with modified adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the modified adjusted gross income limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Additional income-based factors may further reduce the contribution limit. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax. Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.” Qualified higher education expenses include post-secondary education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions). A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA vehicles that may invest in the Funds. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an [ Investor Service Representative ] at (800) 392-2673. The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

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DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board has authorized the issuance of thirty-three outstanding classes of shares, consisting of seventeen retail share classes and sixteen institutional share classes, with a retail and institutional share class for the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill Institutional Small Cap, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant and Hamill International Small Cap Fund and a retail class for the Segall Bryant & Hamill Micro Cap Fund. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund’s shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f-2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of the Independent Registered Public Accounting Firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

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There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

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The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

 The following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Taxation of the Funds

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

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In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships, and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

With respect to (i) above, the Internal Revenue Service (the “IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If a Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if a Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

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As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is any net long-term capital gains in excess of the net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income, if any, that a Fund distributes to shareholders on a timely basis. Each Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, as its capital gain dividends in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund during taxable years beginning on or before December 22, 2010 may be carried forward for up to eight years following the year of the loss. Other unused capital losses may be carried forward indefinitely until they are used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. The Funds cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as a Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31, as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

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Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that each Fund will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of each Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund and its shareholders. If dividends received by the Fund during any taxable year constitute 95% or more of its gross income (excluding net capital gain), then all of the Fund dividends (other than those properly designated as capital gain dividends) may be treated as qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares. Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

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The maximum long-term capital gain rate applicable to individuals generally is 20%. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income” below.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund is treated as dividends. In order to receive this deduction, certain holding period requirements apply. Among such requirements, pursuant to Code Sections 246 and 854, a Fund’s corporate shareholders must hold their Fund shares at least 46 days for the 91-day period beginning on the date 45 days before the date on which a Fund’s shares becomes ex-dividend. Additionally, a Fund must meet the same holding period requirements but with respect to shares of the domestic corporation issuing dividends. Other restrictions on the dividends received deduction may apply.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any exempt-interest dividend received and any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Funds.

If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Any investments by a Fund in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

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Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument. The 2017 Tax Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. However, under proposed Treasury Regulations, QEF inclusions would not be qualifying income for a regulated investment company unless the earnings attributable to the inclusions are distributed to such a company in the year of the inclusion. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividends will not be eligible to be treated as qualified dividend income.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

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Under Code Section 199A, introduced by the 2017 Tax Act, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). Under proposed regulations—on which taxpayers may rely pending the issuance of final regulations—allow a regulated investment company to pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. Under these proposed regulations, the amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder's "qualified REIT dividends" in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Financial Products

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

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Non-U.S. Securities and Currency Transactions

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Non-U.S. Taxes

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if a Fund were to qualify as a “qualified fund of funds,” such Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Funds do not expect to qualify for either election described in this paragraph, and make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in REMICs, in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.” The percentage required to be withheld is twenty-four percent for tax years beginning before January 1, 2026.

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Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that it is subject to backup withholding may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares that are redeemed, exchanged, or otherwise sold, and indicate whether the shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use a default cost basis method. In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Fund must also report the gross proceeds from the sale of Fund shares.

Surtax on Net Investment Income

An additional 3.8% Medicare surtax will be imposed on certain net investment of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations. An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

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An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, Certain specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among other tax changes introduced by the 2017 Tax Act, are changes to the marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

The 2017 Act also established a deduction for individuals and other non-corporate taxpayers of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITS. Under current law, this deduction will not be available for shareholders of regulated investment companies (including the Funds) for income that they derive from publicly traded partnerships but (under Proposed Treasury Regulations) this deduction may be available for shareholders of regulated investment companies for qualified REIT dividends that such companies derive from REITs, as discussed above under “TAXES – Special Tax Considerations – Real Estate Investment Trusts.”

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

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Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

INDEPENDENT TRUSTEES

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by the Trustees*(3)	Principal Occupation During Past 5 Years and Other Directorships(4)
Mary K. Anstine Age 78 Chairman: Since January 1, 2013 Trustee: Since February 22, 2006

●     Retired, September 2004 to present;

●     President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 to 2004;

●     Various positions leading to Executive Vice President of First Interstate Bank Corporation and predecessors (banking), 1961 to 1994.

●     Other Directorships: Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).

Thomas J. Abood Age 54 Trustee: Since November 1, 2018

●     Director, NELSON Worldwide LLC (design consulting), May 2018 to present;

●     Director, EVO Transportation & Energy Services, Inc. (alternative fuel and transportation), November 2016 to present;

●     Vice Chair of Board, Citation Jet Pilots, Inc., October 2016 to present;

●     Board Member and Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair);

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●     Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair);

●     Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016;

●     Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC (financial services), October 1994 to May 2014;

●     Board Member and President, The Minikahda Club, November 2015 to November 2017.

●     Other Directorships: Mr. Abood is Director of EVO Transportation and Energy Services, Inc. (alternative fuel and transportation)

John A. DeTore, CFA Age 60 Trustee: Since December 31, 2009

●     CIO, Capitalogix, LLC (financial and data science products), 2018 to present;

●     CEO/Founder, United Alpha, LLC (investment management firm), 2003 to 2017;

●     CIO, GRT United Alpha, LLC (investment management), 2006 to 2017;

●     CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 to 2011;

●     Managing Director/Director of Strategic R&D Putnam Investments (investment management), 1999 to 2000;

●     Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 to1999.

●     Other Directorships: None

Rick A. Pederson Age 66 Trustee: Since February 13, 2007

●     President, Foundation Properties, Inc. (a real estate investment management company), 1994 to present;

●     Partner, Bow River Capital Partners (private equity investment management firm), 2003 to present;

●     Advisor, Pauls Corporation (real estate investment management and development company), 2008 to 2018;

●     Advisory Board, Neenan Company (construction services), 2002 to2017;

●     Board Member, Prosci Inc. (private business services), 2013 to 2016;

●     Board Member, Citywide Banks (Colorado community bank), 2014-2016; Advisory Board, 2017 to present;

●     Board Member, Professional Pediatric Health Care, Inc. (a Denver based home nursing firm), 2014 to 2016;

●     Director, National Western Stock Show (not-for-profit organization), 2010 to present;

●     Director, Biennial of the Americas (not-for profit organization), 2009 to 2016.

●     Board Member, IRI Consulting (human resources management consulting firm), 2017 to present;

●     Board Member, History Colorado (nonprofit association), 2015 to present;

●     Board Member, Strong-Bridge Consulting, 2015 to present;

●     Board Member, Boettcher Foundation (not-for-profit), 2018 to present;

●     Board Member, Kivu Consulting 2019 to present.

●     Other Directorships: Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

James A. Smith Age 66 Trustee: Since December 31, 2009

●     Board Member, Western Rivers Conservancy (non-profit), 2014 to present;

●     Private Equity Consultant, 2003 to 2016;

●     Trustee, The Nature Conservancy (non-profit), July 2007-present;Chairman June 2014 to June 2016;

●     Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007 to May 2009;

●     Chairman and CEO, StellarOne Corp. (software development company), 2003 to present;

●     Executive VP Consumer Markets, Qwest Communications (telecommunications industry), 2001 to 2002;

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●     President and CEO Qwest Dex (yellow pages), 1997 to 2001;

●     Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979 to 1997.

●     Other Directorships: None

Douglas M. Sparks CPA (Inactive) Age 76 Trustee: Since December 31, 2009

●     Retired, 2000 to present;

●     General Manager, Mister Remo of California, Inc.,(apparel manufacturing) 1998 to 2000;

●     Partner, Ernst & Young LLP, (public accounting) 1981 to 1995;

●     Senior Manager, Ernst & Young LLP, (public accounting) 1977 to 1981;

●     Staff Professional, Ernst & Young LLP, (public accounting) 1968 to 1977.

●     Other Directorships: None

Janice M. Teague Retired CPA Age 65 Trustee: Since February 13, 2007 President: June 2, 2016 to May 1, 2018

●     Retired, June 2003 to present;

●     Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 to May 2003;

●     Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 to May 2003;

●     Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 to May 2003.

●     Other Directorships: None

* As of the date of this SAI, the Trustees of the Trust oversee 17 Segall Bryant & Hamill Funds.

[1]	Each trustee may be contacted by writing to the trustee, Segall Bryant & Hamill Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

[2]	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently twenty Funds in the Fund Complex, including seventeen Segall Bryant & Hamill Funds, Litman Gregory Masters Smaller Companies Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern 360 Engage Fund, which are also advised or sub-advised by Segall Bryant & Hamill, LLC.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUST OFFICERS

Name, Address(1),Age, Position with Trust, Term of Position	Principal Occupation
Philip L. Hildebrandt, CFA Age 55 President: Since May 1, 2018	● Chief Executive Officer, Principal, Segall Bryant & Hamill, LLC, 2006 to present.
Jasper R. Frontz, CPA, CFA Age 50 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004

●     Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●     Registered Representative, ALPS Distributors, Inc., 1995 to present;

●     Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018; Partner;

●    Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.

Derek W. Smith Age 37 Secretary: Since November 15, 2018

●     Manager, Compliance, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●     Compliance Manager, Denver Investments, March 2017 to April 30, 2018;

●     Fund; Administration and Compliance Specialist, Denver Investments, October 2014 to March 2017;

●     Senior Compliance Analyst, Great-West Financial, April 2013 to October 2014;

●     Compliance Analyst, Great-West Financial, February 2010 to April 2013;

●     Senior Compliance Coordinator, Great-West Financial, June 2009 to February 2010.

Jenny L. Leamer Age 43 Assistant Treasurer: As of and subsequent to May 6, 2019

●     Mutual Fund Controller of Ultimus Fund Solutions, LLC 2014 to present;

●     Ultimus Managers Trust, Treasurer, October 2014 to present;

●     Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●     Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

Maggie Bull Age 53 Assistant Secretary: As of and subsequent to May 6, 2019	● Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to present; ● Chief compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.

 Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1961 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

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Thomas J. Abood

Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018. He currently serves as Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is Chairman and Director of EVO Transportation & Energy Services, Inc., a publicly reporting energy and transportation company that invests in specialty trucking and natural gas-powered vehicle service stations. Mr. Abood also serves on a volunteer basis as Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervised and managed the bankruptcy reorganization of the archdiocese. He was selected to serve as a Trustee of the Trust based on his significant experience in the investment management and financial services industries.

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 30 years of financial services experience. Currently, Mr. DeTore is the Chief Investment Officer of Capitalogix LLC. Previously, Mr. DeTore was the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He has held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as President of Foundation Properties, Inc., a real estate investment management company, and is a Partner and Advisory Board Member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, a former Advisory Board member at Neenan Co., a construction services company, a Board Member of Citywide Banks, a community bank, and a Director of two not-for-profit organizations, the National Western Stock Show and former Director Biennial of the Americas, both not-for-profit organizations. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Mr. Smith’s principal occupations included serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks, a Certified Public Accountant (inactive), has been an Independent Trustee to the Trust since December 31, 2009. Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

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Janice M. Teague

Ms. Teague, a Certified Public Accountant (retired), has been an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience and is a retired Certified Public Accountant. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Segall Bryant & Hamill, LLC to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances. These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund's compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board's periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Audit Committee is comprised of Mses. Anstine and Teague and Mr. Sparks (Chairman). All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2018.

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The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. The Investment Review Committee is comprised of Messrs. Abood, DeTore, Smith and Pederson (Chairman). The Investment Review Committee met four times during the fiscal year ended December 31, 2018.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee is comprised of Mr. Sparks, and Mses. Teague and Anstine (Chairman), each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met one time during the fiscal year ended December 31, 2018.

Trustee Ownership of Fund Shares

As of the date of this SAI, the Trustees and officers of the Trust as a group owned no shares of the Fund.

Each Independent Trustee receives an annual fee of $30,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $1,000 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is $1,000 per Trustee. The President receives a fee of $5,000 per regularly scheduled Board meeting. The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2018:

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Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Mary K. Anstine, Chairman/Trustee	$68,000	--	$68,000
Thomas J. Abood* Trustee	10,500		10,500
John A. DeTore, Trustee	57,000	--	57,000
Rick A. Pederson, Trustee	60,000	--	60,000
James A. Smith, Trustee	57,000	--	57,000
Douglas M. Sparks, Trustee	66,000	--	66,000
Robert L. Stamp***	33,226	--	33,226
Janice M. Teague, Trustee	72,000	--	72,000
Jasper R. Frontz, Chief Compliance Officer	140,000	--	140,000

*	The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person. There were twenty-one funds in the Fund Complex: the eighteen Segall Bryant & Hamill Funds currently offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern 360 Engage Fund, which are also advised by Segall Bryant & Hamill, LLC.

**	Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018.

***	Mr. Stamp resigned as a Trustee to the Fund effective November 15, 2011. Compensation reported here for Mr. Stamp is deferred compensation resulting from his participation in the Trust’s Deferred Compensation Plan.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Adviser, of which Mr. Frontz, Treasurer and Chief Compliance Officer of the Trust, is a Principal and Mr. Philip L. Hildebrandt, President of the Trust, is the Chief Executive Officer and a Principal, receives compensation as the investment advisor and co-administrator. Ultimus Fund Solutions, LLC (“ Ultimus”), of which Ms. Leamer and Ms. Bull are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, UFD, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of UFD, Ultimus or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

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Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Funds pursuant to Advisory Agreements. In the Advisory Agreements, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The current Advisory Agreement for the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund became effective May 1, 2019.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Fund	Annual Management Fee
Segall Bryant & Hamill All Cap Fund	0.73%
Segall Bryant & Hamill Small Cap Value Fund	0.80%

From May 8, 2019, until at least September 30, 2021, for the Segall Bryant & Hamill All Cap Fund Retail Class and for the Segall Bryant & Hamill Small Cap Value Fund Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 1.14%, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021 without the approval of the Board of Trustees.

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From May 8, 2019 until at least September 30, 2021, for the Segall Bryant & Hamill All Cap Fund Institutional Class and for the Segall Bryant & Hamill Small Cap Value Fund Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.84% and 0.99%, respectively, for such period. These agreements may not be terminated or modified prior to September 30, 2021 without the approval of the Board of Trustees.

The Fund’s advisory fee information will be available after each Fund has completed its first fiscal year.

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Adviser on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

Ultimus Fund Distributors, LLC (“UFD”), (the “Distributor”) an affiliate of Ultimus Fund Solutions, LLC, with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by UFD as agent of the Funds, and UFD has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. [ UFD is not entitled to any compensation for its services as Distributor. ]

Administrators

Pursuant to an Administration Agreement, effective May 6, 2019, Ultimus Fund Solutions, LLC, and Segall Bryant & Hamill, LLC serve as co-administrators to the Funds (the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in each Fund’s operations.

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The Annual Administration Fees payable to the Administrator are allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

Effective May 6, 2019, Ultimus Fund Solutions, LLC (“Ultimus”) has entered into a Master Services Agreement (the “Ultimus Administration Agreement”) to maintain the financial accounts and records of the Funds, to compute the net asset value and certain other financial information of the Funds and generally assist in each Fund’s operations. Ultimus receives a fee for such services based on the Trust’s assets.

Also effective May 1, 2018, Segall Bryant & Hamill, LLC, through assignment, is a party to an Administration Agreement (the “SBH Administration Agreement”) to assist in maintaining the Funds’ office; furnishing the Funds with clerical and certain other services required by the Funds; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Funds; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations and generally assist in the each Fund’s operations. ]

The fees to be paid by the Funds, pursuant to the SBH Administration Agreement discussed above, are 0.01%, effective May 1, 2019.

The Funds’ co-administrator fees will be available after the Funds complete their first fiscal year.

Shareholder Service Plan

The Board has adopted, on behalf of the Funds, a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Funds; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Funds on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Funds; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.25% and 0.10% of the Fund’s average daily net assets of the Funds’ Retail and Institutional Class shares, respectively, payable monthly. The amount paid by a Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization agent, and/or in terms of percentage of the net assets of such accounts.

The following shareholder servicing fees were paid for the fiscal year ended June 30, 2018, by each Fund:

All Cap Fund	$65,410
Small Cap Value Fund	$65,946

CUSTODIAN AND TRANSFER AGENT

Effective May 6 ,2019, Brown Brothers Harriman (“BBH”) (the “Custodian”), with principal offices at 50 Post Office Square, Boston, MA 02110, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of each Fund subject to an overall minimum. Until May 6, 2019, UMB Bank, n.a., an affiliate of UMBFS, with offices at 928 Grand Boulevard, Kansas City, Missouri 64106, served as the Fund’s custodian.

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Ultimus, pursuant to a Master Services Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Master Services Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

PORTFILIO MANAGERS

Portfolio Managers

The All Cap Fund is managed by Ralph M. Segall and Suresh Rajagopal.

The Small Cap Value Fund is managed by Mark T. Dickherber and Shaun P. Nicholson.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts. Information on these other accounts is as follows, as of June 30, 2018.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ralph M. Segall, CFA, CIC	0	$0	0	$0	529	$1.9 B
Suresh Rajagopal, CFA	0	$0	0	$0	7	$12.9 M
Mark T. Dickherber, CFA, CPA	0	$0	1	$35.0 M	55	$860.4 M
Shaun P. Nicholson	0	$0	0	$0	12	$68.7 M

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	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ralph M. Segall, CFA, CIC	0	$0	0	$0	0	$0
Suresh Rajagopal, CFA	0	$0	0	$0	0	$0
Mark T. Dickherber, CFA, CPA	0	$0	0	$0	0	$0
Shaun P. Nicholson	0	$0	0	$0	0	$0]

Description of Material Conflicts of Interest

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Segall Bryant & Hamill Funds Portfolio Manager Compensation Structure Disclosure

The Adviser’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation, as well as possible equity ownership in the firm.

Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from the Adviser’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of the Adviser.

The Adviser believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance.

Portfolio managers may also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of shares owned by each portfolio manager in each Fund as of June 30, 2018.

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Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	All Cap Fund	Small Cap Value Fund
Ralph M. Segall, CFA, CIC	$10,001 - $50,000	$50,001 - $100,000
Suresh Rajagopal, CFA	$10,001 - $50,000	$10,001 - $50,000
Mark T. Dickherber, CFA, CPA	None	$100,001 - $500,000
Shaun P. Nicholson	None	$10,001 - $50,000

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds’ custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Segall Bryant & Hamill Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds’ website at www.sbhfunds.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Funds’ website on or around the 15th of each month and the Funds are allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Funds’ website. Portfolio holdings information is disclosed to the Funds’ service providers or its agents in order to carry out the Funds’ operations. Each of the Funds’ service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

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Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Abel/Noser Corp. (Trade Cost Analysis Services used by Adviser)	Daily	None	Daily	Daily
CapitalIQ (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Segall Bryant & Hamill, LLC (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
Eagle Investment Systems (Accounting Systems Software utilized by Adviser)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System and Compliance Monitoring System provider utilized by Adviser)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
ISS, Inc. (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Schwab Compliance Technologies (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Ultimus Fund Solutions, LLC (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
Brown Brothers Harriman (Custodian)	Daily	None	Daily	Daily
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month
FIS InvestOne (Mutual Fund Accounting Systems Software utilized by Ultimus	As needed	None	Daily	As needed
Deloitte & Touche LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

The Adviser manages accounts in addition to the Segall Bryant & Hamill Funds as previously disclosed in the section titled “Portfolio Managers.” The Adviser has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Funds, these accounts and model portfolios may be managed in an investment style similar to certain Segall Bryant & Hamill Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

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Neither the Funds nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds’ President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of Segall Bryant & Hamill Funds shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 17th St., Suite 3600, Denver, CO 80202, serves as Independent Registered Public Accounting Firm for the Funds.

The Funds recently commenced operations and, as a result, there are no financial statements available.

COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

 CODES OF ETHICS

The Trust, the Adviser and Ultimus have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. You can obtain the codes of ethics using the EDGAR Database on the SEC’s website at www.sec.gov and paper copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Funds. To execute this responsibility, the Adviser relies heavily on its subscription to Institutional Shareholder Services (ISS). A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.sbhfunds.com and on the SEC Internet site at www.sec.gov.

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ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling Ultimus Fund Solutions at (800) 392-2673.

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations – Segall Bryant & Hamill Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

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Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

 The Fund’s “tax-equivalent” yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund’s tax-free yield. The Fund’s tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund’s yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results. Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

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Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

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The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares a Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. “Compounding” refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser’s method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

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MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

There are no shareholders as of the date of this SAI as the Funds have not yet commenced operations.

FINANCIAL STATEMENTS

The Funds have not yet commenced operations and, as a result, there are no financial statements available. When available, you can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

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“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-	PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

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“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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“BB” – Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

● Positive means that a rating may be raised.

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● Negative means that a rating may be lowered.

● Stable means that a rating is not likely to change.

● Developing means a rating may be raised or lowered.

● N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

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“MIG-1”/”VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Summary of Segall Bryant & Hamill, LLC’s Proxy Voting Policy

Segall Bryant & Hamill relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we fully review ISS’ independence and its Proxy Voting Guidelines. We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or CEO. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Segall Bryant & Hamill will exercise its voting authority. However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Segall Bryant & Hamill may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Segall Bryant & Hamill is an affiliated party, Segall Bryant & Hamill will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Segall Bryant & Hamill Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’ proxy voting recommendations for 2019.

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United States Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

U.S. Proxy Voting Guidelines

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U.S. Proxy Voting Guidelines

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U.S. Proxy Voting Guidelines

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U.S. Proxy Voting Guidelines

Mergers	71
SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	71
Establish Director Ownership Requirement	71
Reimburse Shareholder for Expenses Incurred	71
Terminate the Investment Advisor	71

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U.S. Proxy Voting Guidelines

COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS' U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships ("LPs"), master limited partnerships ("MLPs"), limited liability companies ("LLCs"), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities ("ARPS") and Variable Rate Municipal Term Preferred securities ("VMTPs").

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:
  U.S. Domestic Issuers - which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies - are generally covered under standard U.S. policy guidelines.
  Foreign Private Issuers (FPIs) - which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) - are covered under a combination of policy guidelines:
    FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and
    For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases - including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets - items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the "assigned" market coverage.

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U.S. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

‣ General Recommendation:  Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS' Classification of Directors) when:

  Independent directors comprise 50 percent or less of the board;
  The non-independent director serves on the audit, compensation, or nominating committee;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors - U.S.

1	.Executive Director
	1.1	Current employee or current officer[1] of the company or one of its affiliates[2].

2	.Non-Independent Non-Executive Director
Board Identification
	2.1	Director identified as not independent by the board.
Controlling/Significant Shareholder
	2.2	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Former CEO/Interim Officer
	2.3	Former CEO of the company. [3], [4]
	2.4	Former CEO of an acquired company within the past five years.[4]
	2.5	.Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer's employment agreement will be made.[5]
Non-CEO Executives
	2.6	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
	2.7	Officer[1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.8	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.9	Immediate family member[6] of a current or former officer[1]of the company or its affiliates[2] within the last five years.
	2.10.	Immediate family member[6]of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-
Section 16 officer in a key strategic role).
Transactional, Professional, Financial, and Charitable Relationships
	2.11.	Currently provides (or an immediate family member[6]provides) professional services[7] to the company, to an affiliate[2]of the company or an individual officer of the company or one of its affiliates in excess of
$10,000 per year.
	2.12	Is (or an immediate family member[6]is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7]to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
	2.13.	Has (or an immediate family member[6]has) any material transactional relationship[8] with the company or its affiliates[2](excluding investments in the company through a private placement).
	2.14	Is (or an immediate family member[6]is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8]with the company or its affiliates[2]
(excluding investments in the company through a private placement).
	2.15	Is (or an immediate family member[6]is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8]from the company or its affiliates[2].
Other Relationships
	2.16	Party to a voting agreement[9]to vote in line with management on proposals being brought to shareholder vote.
	2.17	Has (or an immediate family member[6]has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
	2.18.	Founder[11] of the company but not currently an employee.
	2.19	Any material[12] relationship with the company

3	Independent Director
	3.1	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company, ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the tial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step -parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient's gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders' interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

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11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

  Medical issues/illness;
  Family emergencies; and
  Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

  Sit on more than five public company boards; or
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own withhold only at their outside boards3.

Diversity: Highlight boards with no gender diversity. For 2019 meetings, no adverse vote recommendations will be made due to a lack of gender diversity.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2020, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:

  A firm commitment, as stated in the proxy statement, to appoint at least one female to the board in the near term;
  The presence of a female on the board at the preceding annual meeting; or
  Other relevant factors as applicable.

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2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

3 Although all of a CEO's subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

  The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
    Disclosed outreach efforts by the board to shareholders in the wake of the vote;
    Rationale provided in the proxy statement for the level of implementation;
    The subject matter of the proposal;
    The level of support for and opposition to the resolution in past meetings;
    Actions taken by the board in response to the majority vote and its engagement with shareholders;
    The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
    Other factors as appropriate.
  The board failed to act on takeover offers where the majority of shares are tendered;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

  The company's previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
    The company's response, including:
      Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
      Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
      Disclosure of specific and meaningful actions taken to address shareholders' concerns;
    Other recent compensation actions taken by the company;
    Whether the issues raised are recurring or isolated;
    The company's ownership structure; and
    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
  The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

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4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

  The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
  The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

  A classified board structure;
  A supermajority vote requirement;
  Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
  The inability of shareholders to call special meetings;
  The inability of shareholders to act by written consent;
  A multi-class capital structure; and/or
  A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

  The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
  Disclosure by the company of any significant engagement with shareholders regarding the amendment;
  The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
  The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
  The company's ownership structure;
  The company's existing governance provisions;
  The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
  Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

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5 Public shareholders only, approval

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

  Classified the board;
  Adopted supermajority vote requirements to amend the bylaws or charter; or
  Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

  The level of impairment of shareholders' rights;
  The disclosed rationale;
  The ability to change the governance structure (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
  The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
  Any reasonable sunset provision; and
  Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

  The presence of a shareholder proposal addressing the same issue on the same ballot;
  The board's rationale for seeking ratification;
  Disclosure of actions to be taken by the board should the ratification proposal fail;
  Disclosure of shareholder engagement regarding
  The level of impairment to shareholders' rights caused by the existing provision;
  The history of management and shareholder proposals on the provision at the company's past meetings;
  Whether the current provision was adopted in response to the shareholder proposal;
  The company's ownership structure; and
  Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders' Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

  The company's governing documents impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

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  The non-audit fees paid to the auditor are excessive;
  The company receives an adverse opinion on the company's financial statement from its auditor; or
  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining  whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

  There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices; or
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

  The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay; or
  The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

  The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
  The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
  Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
  Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
  Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

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  Material failures of governance, stewardship, risk oversight6, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

‣ General Recommendation: In cases where companies are targeted in connection with public "vote-no" campaigns,  evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the company relative to its industry;
  Management's track record;
  Background to the contested election;
  Nominee qualifications and any compensatory arrangements;
  Strategic plan of dissident slate and quality of the critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates); and
  Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

‣ General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for responsible use of company stock will be considered.

Age/Term Limits

‣ General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

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6 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

‣ General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

‣ General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

‣ General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

  The reasonableness/scope of the request; and
  The company's existing disclosure on its current CEO succession planning process.

Cumulative Voting

‣ General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

  The company has proxy access7, thereby allowing shareholders to nominate directors to the
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

‣ General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

  Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
  Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
  Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

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7 A proxy access right that meets the recommended guidelines.

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Vote for only those proposals providing such expanded coverage in cases was unsuccessful if both of the following apply:

  If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

‣ General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

  The company's board committee structure, existing  subject matter expertise,  and board nomination provisions relative to that of its peers;
  The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
  The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
  The scope and structure of the proposal.

Establish Other Board Committee Proposals

‣ General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

  Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
  Level of disclosure regarding the issue for which board oversight is sought;
  Company performance related to the issue for which board oversight is sought;
  Board committee structure compared to that of other companies in its industry sector; and
  The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

‣ General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders' ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

‣ General Recommendation: Generally vote for shareholder proposals requiring by an independent director, taking into consideration the following:

  The scope of the proposal;
  The company's current board leadership structure;
  The company's governance structure and practices;

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  Company performance; and
  Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

‣ General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already Independent Director (See ISS' Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

‣ General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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U.S. Proxy Voting Guidelines

Proxy Access

‣ General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

  Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
  Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
  Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
  Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

‣ General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

‣ General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
  Effectively disclosed information with respect to this structure to its shareholders;
  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
  The company has an independent chairman or a lead director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.  AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

‣ General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

  The terms of the auditor agreement - the degree to which these agreements impact shareholders' rights;
  The motivation and rationale for establishing the agreements;
  The quality of the company's disclosure; and
  The company's historical practices in the audit

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

‣ General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
  Fees for non-audit services ("Other" fees) are excessive

Non-audit fees are excessive if:

  Non-audit ("other") fees   > audit fees + audit-related fees related fees + tax compliance/preparation

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

‣ General Recommendation:  Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

‣ General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of Audit Committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.  SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

‣ General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

‣ General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

  Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
  The company's ownership structure and historical voting turnout;
  Whether the board could amend bylaws adopted by shareholders; and
  Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

‣ General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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‣ General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

‣ General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

‣ General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

‣ General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

‣ General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

‣ General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

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  The company's stated rationale for adopting such a provision;
  Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
  The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
  Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

‣ General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under his fiduciary out  will  be put to a  shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

‣ General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

‣ General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

  The scope and structure of the proposal;
  The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
  The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
  Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
  Any recent controversies or concerns related to the company's proxy voting mechanics;
  Any unintended consequences resulting from implementation of the proposal; and

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  Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

  The presence of a shareholder proposal addressing the same issue on the same ballot;
  The board's rationale for seeking ratification;
  Disclosure of actions to be taken by the board should the ratification proposal fail;
  Disclosure of shareholder engagement regarding the board's ratification request;
  The level of impairment to shareholders' rights caused by the existing provision;
  The history of management and shareholder
  Whether the current provision was adopted in response to the shareholder proposal;
  The company's ownership structure; and
  Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

‣ General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;
  One or more of the dissident's candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

‣ General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

  Reasons for reincorporation;
  Comparison of company's governance practices and provisions prior to and following the reincorporation; and
  Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

‣ General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered8 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

Shareholder Ability to Call Special Meetings

‣ General Recommendation: Vote against management or shareholder proposals ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders' current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10 percent preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Stakeholder Provisions

‣ General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

‣ General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

‣ General Recommendation: Vote against proposals to require a supermajority shareholder vote.

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8 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

  Ownership structure;
  Quorum requirements; and
  Vote requirements.

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4.  CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

‣ General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

‣ General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
    The company's use of authorized shares during the last three years;

  The Current Request:
    Disclosure in the proxy statement of the specific purposes of the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
    The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

‣ General Recommendation: Generally vote against proposals to create a new class of common stock unless:

  The company discloses a compelling rationale for the dual-class capital structure, such as:
    The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
    The new class of shares will be transitory;
  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

‣ General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

‣ General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

  The size of the company;
  The shareholder base; and
  The liquidity of the stock.

Preferred Stock Authorization

‣ General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
    The company's use of authorized preferred shares during the last three years;

  The Current Request:
    Disclosure in the proxy statement of the specific purposes for the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

  More simplified capital structure;
  Enhanced liquidity;
  Fairness of conversion terms;
  Impact on voting power and dividends;
  Reasons for the reclassification;
  Conflicts of interest; and
  Other alternatives considered.

Reverse Stock Splits

‣ General Recommendation: Vote for management proposals to implement a reverse stock split if:

  The number of authorized shares will be proportionately reduced; or
  The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

  Stock exchange notification to the company of a potential delisting;
  Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
  The company's rationale; or
  Other factors as applicable.

Share Repurchase Programs

‣ General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

‣ General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes;
  Excessive increases in authorized capital stock;
  Unfair method of distribution;
  Diminution of voting rights;
  Adverse conversion features;

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  Negative impact on stock option plans; and
  Alternatives such as spin-off.

Restructuring

Appraisal Rights

‣ General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

‣ General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

  Purchase price;
  Fairness opinion;
  Financial and strategic benefits;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives for the business;
  Non-completion risk.

Asset Sales

‣ General Recommendation: Vote case-by-case on asset sales, considering the following factors:

  Impact on the balance sheet/working capital;
  Potential elimination of diseconomies;
  Anticipated financial and operating benefits;
  Anticipated use of funds;
  Value received for the asset;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest.

Bundled Proposals

‣ General Recommendation: Vote case-by-case on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

‣ General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

‣ General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

  Dilution to existing shareholders' positions;
  Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
  Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
  Management's efforts to pursue other alternatives;
  Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
  Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

‣ General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

  The reasons for the change;
  Any financial or tax benefits;
  Regulatory benefits;
  Increases in capital structure; and
  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

  Increases in common or preferred stock in excess
  Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

‣ General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

  Offer price/premium;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives/offers considered; and
  Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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  Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
    Are all shareholders able to participate in the transaction?
    Will there be a liquid market for remaining shareholders following the transaction?
    Does the company have strong corporate governance?
    Will insiders reap the gains of control following the proposed transaction?
    Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

‣ General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

  Percentage of assets/business contributed;
  Percentage ownership;
  Financial and strategic benefits;
  Governance structure;
  Conflicts of interest;
  Other alternatives; and
  Non-completion risk.

Liquidations

‣ General Recommendation: Vote case-by-case on liquidations, taking into account the following:

  Management's efforts to pursue other alternatives;
  Appraisal value of assets; and
  The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

‣ General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

  Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

  Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

    The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

    When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

  Financial issues:
    The company's financial condition;
    Degree of need for capital;
    Use of proceeds;
    Effect of the financing on the company's cost of capital;
    Current and proposed cash burn rate;
    Going concern viability and the state of the capital and credit markets.

  Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

  Control issues:
    Change in management;
    Change in control;
    Guaranteed board and committee seats;
    Standstill provisions;
    Voting agreements;
    Veto power over certain corporate actions; and
    Minority versus majority ownership and corresponding minority discount or majority control premium.

  Conflicts of interest:
    Conflicts of interest should be viewed from the perspective of the company and the investor.
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    Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
  Market reaction:
    The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

‣ General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

  Estimated value and financial prospects of the reorganized company;
  Percentage ownership of current shareholders in the reorganized company;
  Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
  The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
  Existence of a superior alternative to the plan of reorganization; and
  Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

‣ General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

  Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
  Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
  Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
  Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
  Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
  Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

‣ General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

  Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.
  Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
  Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
  Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

‣ General Recommendation: Vote case-by-case on spin-offs, considering:

  Tax and regulatory advantages;
  Planned use of the sale proceeds;
  Valuation of spinoff;
  Fairness opinion;
  Benefits to the parent company;
  Conflicts of interest;
  Managerial incentives;
  Corporate governance changes;
  Changes in the capital structure.

Value Maximization Shareholder Proposals

‣ General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

  Hiring a financial advisor to explore strategic alternatives;
  Selling the company; or
  Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

  Prolonged poor performance with no turnaround in sight;
  Signs of entrenched board and management (such as the adoption of takeover defenses);
  Strategic plan in place for improving value;
  Likelihood of receiving reasonable value in a sale or dissolution; and
  The company actively exploring its strategic options, including retaining a financial advisor.

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5.  COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation Management Proposals (Management Say-on-Pay)

‣ General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or" SOP") if:

  There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices;
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

  There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
  The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
  The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
  The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:
  The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
  The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
  The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[11] the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

  The ratio of performance- to time-based incentive awards;
  The overall ratio of performance-based compensation;
  The completeness of disclosure and rigor of performance goals;
  The company's peer group benchmarking practices;
  Actual results of financial/operational metrics, both absolute and relative to peers;
  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
  Realizable pay12 compared to grant pay; and
  Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking or present a windfall risk; and
  Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

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9 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

10 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

11  Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

12  ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Extraordinary perquisites or tax gross-ups;
  New or materially amended agreements that provide for:
    Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
    CIC excise tax gross-up entitlements (including "modified" gross-ups);
    Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
    Liberal CIC definition combined with any single-trigger CIC benefits;
  Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
  Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related responsiveness to investor input and engagement on compensation issues:

  Failure to respond to majority-supported shareholder proposals on executive pay topics; or
  Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
    The company's response, including:
      Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
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    Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
    Disclosure of specific and meaningful actions taken to address shareholders' concerns;
  Other recent compensation actions taken by the company;
  Whether the issues raised are recurring or isolated;
  The company's ownership structure; and
  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

‣ General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

‣ General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an "against" recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

  Single- or modified-single-trigger cash severance;
  Single-trigger acceleration of unvested equity awards;
  Full acceleration of equity awards granted shortly before the change in control;
  Acceleration of performance awards above the target level of performance without compelling rationale;
  Excessive cash severance (generally >3x base salary and bonus);
  Excise tax gross-ups triggered and payable;
  Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
  Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

‣ General Recommendation: Vote case-by-case on certain equity-based compensation plans13 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

  Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
    SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
    SVT based only on new shares requested plus shares remaining for future grants.

  Plan Features:
    Quality of disclosure around vesting upon a change in control (CIC);
    Discretionary vesting authority;
    Liberal share recycling on various award types;
    Lack of minimum vesting period for grants made under the plan;
    Dividends payable prior to award vesting.

  Grant Practices:
    The company's three-year burn rate relative to its industry/market cap peers;
    Vesting requirements in CEO's recent equity grants (3-year look-back);
    The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
    The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
    Whether the company maintains a sufficient claw-back policy;
    Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

  Awards may vest in connection with a liberal change-of-control definition;
  The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies - or by not prohibiting it when the company has a history of repricing - for non-listed companies);
  The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
  The plan is excessively dilutive to shareholders' holdings; or
  Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

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13 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry  group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry benchmark. cap equations to 14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

  Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
  Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
  The cancellation of underwater options in exchange for stock awards; or
  Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

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14  For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

  Severity of the pay-for-performance misalignment;
  Whether problematic equity grant practices are driving the misalignment; and/or
  Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

‣ General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

  Addresses administrative features only; or
  Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS' Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company's initial public offering), or if the initial proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

  Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS' Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

  If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
  If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
  If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

‣ General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

‣ General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans Qualified Plans

‣ General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans Non-Qualified Plans

‣ General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent percent from market value; and
  No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

‣ General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?;
  Is this a value-for-value exchange?;
  Are surrendered stock options added back to the plan reserve?;
  Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
  Option vesting--does the new option vest immediately or is there a black-out period?;
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

‣ General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered

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using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

‣ General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting;

  Bid-price;

  Term of options;

  Cost of the program and impact of the TSOs on company's total option expense; and

  Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

‣ General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

  If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
  An assessment of the following qualitative factors:
    The relative magnitude of director compensation as compared to companies of a similar profile;
    The presence of problematic pay practices relating to director compensation;
    Director stock ownership guidelines and holding requirements;
    Equity award vesting schedules;
    The mix of cash and equity-based compensation;
    Meaningful limits on director compensation;

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  The availability of retirement benefits or perquisites; and
  The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

‣ General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

  The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
  The company's three-year burn rate to its industry/market cap peers (in certain circumstances); and
  The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

  The relative magnitude of director compensation as compared to companies of a similar profile;
  The presence of problematic pay practices relating to director compensation;
  Director stock ownership guidelines and holding requirements;
  Equity award vesting schedules;
  The mix of cash and equity-based compensation;
  Meaningful limits on director compensation;
  The availability of retirement benefits or perquisites; and
  The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

‣ General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking "Plus"

‣ General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

  The company's past practices regarding equity and cash compensation;
  Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
  Whether the company has a rigorous claw-back policy in place.

Compensation Consultants - Disclosure of Board or Company's Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

‣ General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

‣ General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

‣ General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

  The percentage/ratio of net shares required to be retained;
  The time period required to retain the shares;
  Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
  Whether the company has any other policies aimed at mitigating risk taking by executives;
  Executives' actual stock ownership and the degree to period/retention ratio or the company's existing requirements; and
  Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

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  The company's current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
  If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
  The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

‣ General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

  Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

‣ General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

  Set compensation targets for the plan's annual and long-term incentive and pay components at or below the peer group median;
  Deliver a majority of the plan's target long-term compensation long through performance-vested, not simply time-vested, equity awards;
  Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establish performance targets for each plan financial metric relative to the performance of the companies;
  Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company's annual and long-term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

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  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
  An executive may not trade in company stock outside the 10b5-1 Plan;
  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

‣ General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

‣ General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

  If the company has adopted a formal recoupment policy;
  The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
  Whether the company has chronic restatement history or material financial problems;
  Whether the company's policy substantially addresses the concerns raised by the proponent;
  Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
  Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

  The frequency and timing of the company's share buybacks;
  The use of per-share metrics in incentive plans;
  The effect of recent buybacks on incentive metric results and payouts; and
  Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

‣ General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company's  supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

‣ General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

‣ General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

  The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

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  Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.  ROUTINE/MISCELLANEOUS

Adjourn Meeting

‣ General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

‣ General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

‣ General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

‣ General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

‣ General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

‣ General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.  SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

‣ General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

‣ General Recommendation: Generally vote for proposals seeking or animal welfare-related risks, unless:

  The company has already published a set of animal welfare standards and monitors compliance;
  The company's standards are comparable to industry peers; and
  There are no recent significant fines, litigation, or controversies related to the company's and/or its suppliers' treatment of animals.

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Animal Testing

‣ General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
  There are recent, significant fines or litigation

Animal Slaughter

‣ General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

‣ General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

  The potential impact of such labeling on the company's business;
  The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
  Company's current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

‣ General Recommendation: Vote case-by-case on requests for reports on a company's potentially controversial business or financial practices or products, taking into account:

  Whether the company has adequately disclosed mechanisms in place to prevent abuses;
  Whether the company has adequately disclosed the financial risks of the products/practices in question;

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  Whether the company has been subject to violations of related laws or serious controversies; and
  Peer companies' policies/practices in this

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

‣ General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

  The potential for reputational, market, and regulatory risk exposure;
  Existing disclosure of relevant policies;
  Deviation from established industry norms;
  Relevant company initiatives to provide research and/or products to disadvantaged consumers;
  Whether the proposal focuses on specific products or geographic regions;
  The potential burden and scope of the requested report;
  Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

‣ General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

  The company's current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
  Current regulations in the markets in which the company operates; and
  Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

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General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

  Recent related fines, controversies, or significant litigation;
  Whether the company complies with relevant laws and regulations on the marketing of tobacco;
  Whether the company's advertising restrictions deviate from those of industry peers;
  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
  Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

  Whether the company complies with all laws and regulations;
  The degree that voluntary restrictions beyond those and
  The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

‣ General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

  Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure compared to industry peers; and
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Whether the company provides disclosure of year-over-year GHG emissions performance data;

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  Whether company disclosure lags behind industry peers;
  The company's actual GHG emissions performance;
  The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

‣ General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

  The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
  The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

‣ General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

  The scope and structure of the proposal;
  The company's current level of disclosure on renewable energy use and GHG emissions; and
  The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

‣ General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

  The gender and racial minority representation is reasonably inclusive in relation to of companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority officers;
  The level of gender and racial minority representation that exists at the company's industry peers;
  The company's established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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  The independence of the company's nominating committee;
  Whether the company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

‣ General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity  data,  including  requests for EEO-1 data, unless:

  The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
  The company already publicly discloses comprehensive workforce diversity data; and
  The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

‣ General Recommendation: Generally vote for proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

‣ General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company's pay data by gender, or a report on a company's policies and goals to reduce any gender pay gap, taking into account:

  The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
  Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
  Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

‣ General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

  The company's current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
  The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;
  Recent significant controversies, fines, or violations related to workplace health and safety; and
  The company's workplace health and safety performance relative to industry peers.

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Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

  The company's compliance with applicable regulations and guidelines;

  The company's current level of disclosure its security and safety policies, procedures, and compliance monitoring; and

  The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

‣ General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

  Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
  The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
  The nature, purpose, and scope of the company's operations in the specific region(s);
  The degree to which company policies and procedures are consistent with industry norms; and
  The scope of the resolution.

Hydraulic Fracturing

‣ General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

  The company's current level of disclosure of relevant policies and oversight mechanisms;
  The company's current level of such disclosure relative to its industry peers;
  Potential relevant local, state, or national regulatory developments; and
  Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

‣ General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

  Operations in the specified regions are not permitted by current laws or regulations;
  The company does not currently have operations or plans to develop operations in these protected regions; or
  The company's disclosure of its operations  and environmental of policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

  The nature of the company's business;
  The current level of disclosure of the company's existing related programs;
  The timetable and methods of program implementation prescribed by the proposal;
  The company's ability to address the issues raised in the proposal; and
  How the company's recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

‣ General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

‣ General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

  The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
  Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
  The potential financial impact or risk to the company associated with water-related concerns or issues; and
  Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

‣ General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

‣ General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

  The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
  Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
  The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
  Applicable market-specific laws or regulations that may be imposed on the company; and
  Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

  The scope and prescriptive nature of the proposal;

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  Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

‣ General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

  The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
  The company's industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
  Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
  Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

  The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
  Current disclosure of applicable risk assessment(s) and risk management procedures;
  Compliance with U.S. sanctions and laws;
  Consideration of other international policies, standards, and laws; and

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  Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

‣ General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

  Controversies surrounding operations in the relevant market(s);
  The value of the requested report to shareholders;
  The company's current level of disclosure of relevant information on outsourcing and plant closure procedues; and
  The company's existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

  The company's current disclosure of relevant lobbying policies, and management and board oversight;
  The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
  Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

Political Contributions

‣ General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

  The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
  The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

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  Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

‣ General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

  There are no recent, significant controversies, fines, or litigation regarding the trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8.  MUTUAL FUND PROXIES

Election of Directors

‣ General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

‣ General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

‣ General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

  Past performance relative to its peers;
  Market in which the fund invests;
  Measures taken by the board to address the issues;
  Past shareholder activism, board activity, and votes on related proposals;
  Strategy of the incumbents versus the dissidents;
  Independence of directors;
  Experience and skills of director candidates;
  Governance profile of the company;
  Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

  Proposed and current fee schedules;
  Fund category/investment objective;
  Performance benchmarks;
  Share price performance as compared with peers;
  Resulting fees relative to peers;
  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

‣ General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

‣ General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

  Stated specific financing purpose;
  Possible dilution for common shares;

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  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

‣ General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

  Potential competitiveness;
  Regulatory developments;
  Current and potential returns; and
  Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

‣ General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  The fund's target investments;
  The reasons given by the fund for the change; and
  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

‣ General Recommendation: Vote against proposals to vestment objective to change non- a fundamental.

Name Change Proposals

‣ General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

  Political/economic changes in the target market;
  Consolidation in the target market; and
  Current asset composition.

Change in Fund's Subclassification

‣ General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

  Potential competitiveness;
  Current and potential returns;
  Risk of concentration;
  Consolidation in target industry.

Business Development Companies Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

‣ General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

  The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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  The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
  The company has demonstrated responsible past use of share issuances by either:
  Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
  Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

‣ General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

  Strategies employed to salvage the company;
  The fund's past performance;
  The terms of the liquidation.

Changes to the Charter Document

‣ General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

  The degree of change implied by the proposal;
  The efficiencies that could result;
  The state of incorporation;
  Regulatory standards and implications.

Vote against any of the following changes:

  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
  Removal of shareholder approval requirement for amendments to the new declaration of trust;
  Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

‣ General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

  Regulations of both states;
  Required fundamental policies of both states;
  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

‣ General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

  Fees charged to comparably sized funds with similar objectives;
  The proposed distributor's reputation and past performance;
  The competitiveness of the fund in the industry;
  The terms of the agreement.

Master-Feeder Structure

‣ General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

‣ General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

  Resulting fee structure;
  Performance of both funds;
  Continuity of management personnel;
  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

‣ General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

‣ General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

‣ General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund's Net Asset Value (NAV);
  The fund's history of shareholder relations;
  The performance of other funds under the advisor's management.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Canada Proxy Voting Guidelines for TSX-Listed Companies Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 12, 2018

Canada Proxy Voting Guidelines for TSX-Listed Companies

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Canada Proxy Voting Guidelines for TSX-Listed Companies

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Canada Proxy Voting Guidelines for TSX-Listed Companies

COVERAGE

The Canadian research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded Canadian-incorporated companies that are held in our institutional investor clients' portfolios. These TSX policy guidelines apply to companies listed on the Toronto Stock Exchange. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

U.S. Domestic Issuers - which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies - are generally covered under standard U.S. policy guidelines. U.S. Foreign Private Issuers that are incorporated in Canada and that do not file DEF14A reports and do not meet the SEC Domestic Issuer criteria are covered under Canadian policy.

In all cases - including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets - items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the "assigned" market coverage.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

1.  ROUTINE/MISCELLANEOUS

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor's report, which is included in the company's annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

‣ General Recommendation: Vote for proposals to ratify auditors unless the following applies:

  Non-audit ("other") fees paid to the auditor > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: National Instrument 52-110 - Audit Committees defines "audit services" to include the professional services rendered by the issuer's external auditor for the audit and review of the issuer's financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

‣ General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified "other business" that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Fundamental Principles

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. In addition, the board must be able to objectively set and monitor the execution of corporate strategy, with appropriate use of shareholder capital, and independently set and monitor executive compensation programs that support that strategy. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

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TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy1 providing that:

  If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;
  The board will accept the resignation absent exceptional circumstances; and
  The company will promptly issue a public statement with the board's decision regarding the director's resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

‣ General Recommendation: Generally vote withhold for all directors nominated only by slate ballot at the annual/general or annual/special shareholders' meeting. This policy will not apply to contested director elections.

Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

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ISS Canadian Definition of Independence

1	.Executive Director
	1.1.	Employees of the company or its affiliates[i].
	1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].

2	.Non-Independent Non-Executive Director
Former/Interim CEOii
	2.1	. Former CEO of the company or its affiliates[i] within the past five yearsiii or of an acquired company within the past five years.
	2.2.	Former interim CEO of the company or its affiliates[i] within the past five yearsiii if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in iv at that time. line with a CEO's compensatoniv at that time.
	2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiii.
Controlling/Significant Shareholder
	2.4.	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group).
Non-CEO Executivesii
	2.5.	Former executive of the company, an affiliate[i], or a firm acquired within the past three years.
	2.6.	Former interim executive of the company or its affiliates[i] within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
	2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor within the past three years.
	2.8.	Executive, former executive of the company or its affiliates[i] within the last three years, general or limited partner of a joint venture or partnership with the company.
Relatives
	2.9.	Relative[v] of current executive officervi of the company or its affiliates[i].
	2.10.	Relative[v] of a person who has served as a CEO of the company or its affiliates[i] within the last five years; or an executive officer of the company or its affiliates[i] within the last three years.
Transactional, Professional, Financial, and Charitable Relationshipsvii
	2.11.	Currently provides (or a relative[v] provides) professional servicesviii to the company, its affiliates[i] or to its officers.
	2.12.	Is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that provides professional services viii to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].
	2.13.	Currently employed by (or a relative[v] is employed by) a significant customer or supplierix of the company or its affiliates[i].
	2.14.	Is (or a relative[v] is) a trustee, director or employee of a charitable or non-profit organization that receives material[x] grants or endowments from the company or its affiliates[i].
	2.15.	Has, or is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement.
Other Relationships
	2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
	2.17.	Founderxi of the company but not currently an employee.
	2.18.	Has any material[x] relationship with the company or with any one or more members of management of the company.
	2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.
Board Attestation

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	2.20.	Board attestation that an outside director is not independent.

3	.Independent Director
	3.1.	No material[x] ties to the company other than board seat.
Footnotes:

i "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iii The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

iv ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

v Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

vi Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

vii The terms "Currently", "Is" or "Has" in the context of Transactional, Professional, Financial, and Charitable Relationships will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders' meeting.

viii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. "Of counsel" relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

ix If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

x "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

xi The company's public disclosure regarding the operating involvement of the Founder with the company will be considered, If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director's ability to provide independent oversight of management.

Vote case-by-case on director nominees, examining the following factors when disclosed:

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  Independence of the board and key board committees;
  Disclosed commitment to board gender diversity;
  Number of Board Commitments;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Long-term company performance;
  Directors ownership stake in the company;
  Compensation practices;
  Responsiveness to shareholder proposals; and
  Board accountability.

Board Structure and Independence

General Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

  The board is less than majority independent; or
  The board lacks a separate compensation or nominating committee.

Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no executive directors sit on boards. Company executives have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may -interests, executives, former executives and run counter to other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice corporate governance standards recommend that the board should have:

  A majority of independent directors; and
  A nominating committee and a compensation committee composed entirely of independent directors.

Guideline Eight of the Canadian Coalition for Good Governance (CCGG)'s 2013 publication Building High Performance Boards indicates that boards should "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

Non-Independent Directors on Key Committees

‣ General Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

  Are Executive Directors;
  Are Controlling Shareholders; or
  Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. The presence of executive directors and those having significant influence over management may impede the ability of

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key board committees to provide independent oversight of audit, executive compensation or nomination matters. Director elections are seen to be the single most important use of the shareholder franchise.

Policy Considerations for Majority Owned Companies2

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company may be supported under ISS' board and committee independence policies if the company meets all of the following independence and governance criteria:

  The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
  In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
  If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
  A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder.. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and
  Prompt disclosure of detailed vote results following each shareholder meeting.

ISS will also take into consideration any other concerns related to the conduct of the subject director(s) and any controversy or questionable actions on the part of the subject director(s) that are deemed not to be in the best interests of all shareholders.

Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions, directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

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2 A majority-owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

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Audit Fee Disclosure

‣ General Recommendation: Vote withhold for the members of the audit committee as constituted in the most recently completed fiscal year if:

  No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders' meeting at which ratification of auditors is a voting item.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

‣ General Recommendation: Vote withhold for individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

  Non-audit fees ("other") fees paid to the external audit firm > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer ditor. It is thereforeor its appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

‣ General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:

  Accounting fraud;
  Misapplication of applicable accounting standards; or
  Material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.

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Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

‣ General Recommendation: Vote withhold for individual director nominees if:

  The company has not adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key3 committee meetings4 held within the past year without a valid reason for these absences; or
  The company has adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key3 committee meetings4 held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

  Valid reasons for absence at meetings include illness or absence due to company business;
  Participation via telephone is acceptable;
  If the director missed one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent;
  Board and key committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and
  Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board's meetings apriority. A  pattern of absenteeism may indicate a more serious concern with a director's ability to serve and may warrant a board review and potentially the director's resignation

Overboarded Directors

‣ General Recommendation: Generally vote withhold for individual director nominees who:

  Are non-CEO directors and serve on more than five public company boards; or

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3 Key committees include audit, compensation and nominating committees.

4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS' report.

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  Are CEOs of public companies who serve on the boards of more than two public companies besides their own - withhold only at their outside boards5.

Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While the knowledge and experience that come from multiple directorships is highly valued, directors' increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.

Gender Diversity Policy

‣ General Recommendation: For widely-held companies6, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:

  The company has not disclosed a formal written gender diversity policy7; and
  There are zero female directors on the board of directors.

The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.

The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.

When determining a company's commitment to board gender diversity, consideration will also be given to the board's disclosed approach to considering gender diversity in executive officer positions and stated goals or targets or programs and processes for advancing women in executive officer roles, and how the success of such programs and processes is monitored.

Exemptions:

This policy will not apply to:

  Newly publicly listed companies within the current or prior fiscal year;
  Companies that have transitioned from the TSXV within the current or prior fiscal year; or
  Companies with four or fewer directors.

Rationale: Rationale: Gender diversity has become a high profile corporate governance issue in the Canadian market. Effective Dec. 31, 2014, as per National Instrument 58-101 Disclosure of Corporate Governance Practices, TSX-listed issuers are required to provide proxy disclosures regarding whether, and if so how, the board or nominating committee considers the level of representation of women on the board in identifying and nominating

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5 Although a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

6 "Widely-held" refers to S&P/TSX Composite Index companies as well as other companies that ISS designates as such based on the number of ISS clients holding securities of the company.

7 Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

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candidates for election or re-election to the board. Also required is disclosure of policies or targets, if any, regarding the representation of women on the board. The disclosure requirement has been a catalyst for the addition of women on the boards of many widely-held TSX-listed reporting issuers. Widely-held TSX-listed company boards lacking a policy commitment and having zero female directors are now deemed to be outliers lagging market expectations in this regard. On Nov. 16, 2017 ISS announced an update to the Proxy Voting Guidelines for TSX-Listed Companies to establish a board gender diversity policy applicable to S&P/TSX Composite Index companies. The ISS gender diversity policy came into effect for meetings that were held on or after Feb. 1, 2018.

Among non-Composite Index TSX-listed issuers, many have disclosed that they have not adopted a gender diversity policy, or goals or targets. Further, approximately 45 percent in the ISS coverage universe do not have any women on the board of directors. Therefore, the policy has been revised to expand its scope beyond Composite Index companies to a broader universe of widely-held TSX reporting issuers (other than those exceptions indicated above) commencing 2019. Given that such a large number of smaller, more narrowly-held TSX-listed issuers do not have any female directors and given the potentially disproportionate impact on voting recommendations upon policy implementation for such issuers, an expansion to the entire TSX universe is at this stage not contemplated.

Former CEO/CFO on Audit/Compensation Committee

‣ General Recommendation: Vote withhold for any director who has served as the CEO of the company within the past five years and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether support is warranted for any former CEO on the audit or compensation committee following a five-year period8 after leaving this executive position.

Generally vote withhold for any director who has served as the CFO of the company within the past three years and is a member of the audit or compensation committee.

Rationale: Although ISS policy designates former CEOs and CFOs as non-independent non-executive directors, a withhold vote will be recommended as if they were executives where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee's efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.

The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 - Audit Committees.

A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company's management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. Following the

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8 The determination of a former CEO's classification following the five-year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

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conclusion of the five-year period, the former CEO's independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.

Voting on Directors for Egregious Actions

‣ General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight9 or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve

In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director's ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

‣ General Recommendation: Vote withhold for continuing individual directors, nominating committee10 members, or the continuing members of the entire board of directors if:

  At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting director resignation policy and the nominating committee9 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;
  At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or
  The board failed to act11 on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.

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9 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

10 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.

11 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority voting, director resignation policies as required by the TSX.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Unilateral Adoption of an Advance Notice Provision

‣ General Recommendation: Vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders' approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders' interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.

Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders' ability to nominate director candidates. Failure to provide such disclosure is not in shareholders' best interests.

Externally-Managed Issuers (EMIs)

‣ General Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

  The size and scope of the management services agreement;
  Executive compensation in comparison to issuer peers and/or similarly structured issuers;
  Overall performance;
  Related party transactions;
  Board and committee independence;
  Conflicts of interest and process for managing conflicts effectively;
  Disclosure and independence of the decision-making process involved in the selection of the management services provider;

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  Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
  Historical compensation concerns;
  Executives' responsibilities; and
  Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer's governance framework.

Rationale:

Externally-managed issuers (EMIs) typically pay fees to outside firms in exchange for management services. In most cases, some or all of the EMI's executives are directly employed and compensated by the external management firm.

EMIs typically do not disclose details of the management agreement in their proxy statements and only provide disclosure on the aggregate amount of fees paid to the manager, with minimal or incomplete compensation information.

Say-on-pay resolutions are voluntarily adopted in Canada. Additionally, all non-controlled TSX-listed issuers are required to adopt majority voting director resignation policies which could result in a director being required to resign from a board if he or she receives more 'withhold' than 'for' votes at the shareholders' meeting. Some investor respondents to ISS' 2015-16 ISS Global Policy Survey indicated that in cases where an externally managed company does not have a say-on-pay proposal (i.e., 'withhold' votes may be recommended for individual directors), factors other than disclosure should be considered, such as performance, compensation and expenses paid in relation to peers, board and committee independence, conflicts of interest, and pay-related issues. Policy outreach sessions conducted with Canadian institutional investors resulted in identical feedback.

Other Board-Related Proposals

Classification/Declassification of the Board

‣ General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

‣ General Recommendation: Vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

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Majority of Independent Directors/Establishment of Committees

‣ General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

  The board composition already meets the proposed threshold based on ISS' definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

  The board's committees already meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority voting director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

  A majority voting director resignation policy is codified in the company's bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
  The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as "holdover" nominees (i.e incumbent nominees who fail to receive 50 percent of votes cast).

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Proxy Contests - Voting for Director Nominees in Contested Elections

‣ General Recommendation:  Vote case-by-case in contested elections taking into account:

  Long-term financial performance of the target company relative to its industry;
  Management's track record;
  Background to the proxy contest;
  Nominee qualifications and any compensatory arrangements;
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates); and
  Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:

  Have the dissidents met the burden of proving that board change is warranted? And, if so;
  Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident's strategic initiatives, a transition plan and the identification of a qualified

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and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

Reimbursing Proxy Solicitation Expenses

‣ General Recommendation: Vote case-by-case taking into account:

  Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident's out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3.  SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements

‣ General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

  To prevent stealth proxy contests;
  To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
  To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.
  Features that may be considered problematic under ISS' evaluation include but are not limited to:
  For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;
  The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
  A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;
  A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
  Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
  Any disclosure request within the advance notice disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;
  Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
  Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Rationale: As advance notice requirements continue to evolve, and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada's legal and regulatory framework.

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A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.

Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.

Canadian court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.

For more detail regarding ISS' policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

‣ General Recommendation: Vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

Rationale: With Enhanced Quorum, the ability to hold a -determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

‣ General Recommendation: Vote for these resolutions where:

  The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
  The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
  Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

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Article/By-law Amendments

General Recommendation: Vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
  The quorum for a meeting of directors is less than 50 percent of the number of directors;
  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
  An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
  An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders' interests and which are deemed outside the purview of the stated purpose of the requirement;
  Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
  Any other provisions that may adversely impact shareholders' rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.

‣ General Recommendation: Vote for proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada's various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.

  Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders' representatives are present before significant decisions are made. Directors' responsibilities include attending all meetings for which their presence is scheduled and a company's core documents should reflect this duty.

  Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders' interests.

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  Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.

  Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders' ability to nominate directors to the board. See ISS' policy on Advance Notice Requirements for details.

  Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) ("BCBCA") have sought to amend their constating documents to provide the board with blanket authority to alter the company's share capital structure. These changes include the ability to increase the company's authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders' interests required shareholder approval.

  Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders' interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.

Cumulative Voting

‣ General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company's other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

‣ General Recommendation: Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

  The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

‣ General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to 'new generation' rights plan best practice guidelines and its scope is limited to the following two specific purposes:

  To give the board more time to find an alternative value enhancing transaction; and
  To ensure the equal treatment of all shareholders.
  Vote against plans that go beyond these purposes if:

  The plan gives discretion to the board to either:
    Determine whether actions by shareholders constitute a change in control;
    Amend material provisions without shareholder approval;
    Interpret other provisions;
    Redeem the rights or waive the plan's application without a shareholder vote; or
    Prevent a bid from going to shareholders.

  The plan has any of the following characteristics:
    Unacceptable key definitions;
    Reference to Derivatives Contracts within the definition of Beneficial Owner;
    Flip over provision;
    Permitted bid minimum period greater than 105 days;
    Maximum triggering threshold set at less than 20 percent of outstanding shares;
    Does not permit partial bids;
    Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
    Bidder must frequently update holdings;
    Requirement for a shareholder meeting to approve a bid; and
    Requirement that the bidder provide evidence of financing.

  The plan does not:
    Include an exemption for a "permitted lock up agreement";
    Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
    Exclude reference to voting agreements among shareholders.

Rationale: The evolution of "new generation" shareholder rights plans in Canada has been the result of reshaping  the early antitakeover provision known as a "poison pill" into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to the give the board of directors of a target company sufficient time to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Recent changes to take-over bid regulation under National Instrument 62-104 Take-Over Bids and Issuer Bids, have codified a number of key provisions that ISS has long required in order to support a shareholder rights plan. As well, new regulation has established a 105-day minimum bid deposit period, with board discretion to reduce this period in certain circumstances but in no event to less than 35 days.

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Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

"New generation" rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from "new generation" plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore, references to the voting of securities (a.k.a. "voting pills") which may have a chilling effect on shareholder initiatives relating to the voting of shares on corporate governance matters, or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities, including the voting of shares, for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also, unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation" rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a

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bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans have been limited to achieving the two purposes identified here. The adoption of National Instrument 62-104 now ensures that a board has ample time to consider a take-over bid and to find a superior alternative transaction that maximizes shareholder value. However, "new generation" shareholder rights plans will continue to serve an important purpose because they ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders.

Reincorporation Proposals

‣ General Recommendation: Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

  Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

  Positive financial factors outweigh negative governance implications; or
  Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

‣ General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4.  CAPITAL/RESTRUCTURING

Mergers and Corporate Restructurings

‣ General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.  Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital

‣ General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

  A company's shares are in danger of being de-listed; or
  A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

Rationale: Canadian jurisdictions generally, permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

‣ General Recommendation: Vote case-by-case on private placement issuances taking into account:

  Whether other resolutions are bundled with the issuance;
  Whether the rationale for the private placement issuance is disclosed;
  Dilution to existing shareholders' position:
  Issuance that represents no more than 30 -diluted percent basis is considered generally acceptable;
  Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
  Market reaction: The market's response to the proposed private placement since announcement; and
  Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company's auditor/management has indicated that the company has going concern issues.

Rationale: The TSX requires shareholder approval for private placements:

  For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or
  That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

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Blank Cheque Preferred Stock

General Recommendation: Vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

  The shares carry unspecified rights, restrictions, and terms; or
  The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited12 number of preferred shares where both of the following apply:

  The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
  The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

‣ General Recommendation: Vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which ISS would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

  It is required due to foreign ownership restrictions and financing is required to be done out of country13;
  It is not designed to preserve the voting power of an insider or significant shareholder;
  The subordinate class may elect some board nominees;
  There is a sunset provision; and
  There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

‣ General Recommendation: Vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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12 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferred shares may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

13  The company has disclosed that it has requested to have its shares listed for trading on a non-Canadian stock exchange.

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5.  COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

‣ General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management Say-on-Pay proposals or MSOPs).

Vote against MSOP proposals, withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

  There is a significant misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices; or
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay for Performance:

  Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company's business strategy, and specific incentive goals, especially retrospective goals) and linkage of compensation to long-term performance;
  Evaluation of peer group benchmarking used to set target pay or award opportunities;
  Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;
  Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

  Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
  Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

  Clarity of disclosure (e.g., whether the company's Form 51-102F6 disclosure provides timely, accurate, complete and clear information about compensation practices in both tabular format and narrative discussion);
  Assessment of board's responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Voting Alternatives

In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a

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prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

‣ General Recommendation: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:

  There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

  The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group14, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
  The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
  Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

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14 The peer group is generally comprised of 11-24 companies using following criteria: The GICS industry classification of the subject company; The GICS industry classification of the company's disclosed pay benchmarking peers;

  Size constraints for revenue between 0.25X and 4X the subject company's size (or assets for certain financial companies) and market value utilizing four market cap "buckets" (micro, small, mid and large);;
  The following order is used for GICS industry group peer selection (8-digit, 6-digit, 4-digit, or 2-digit) while pushing the subject company's size closer to the median of the peer group.
  Please refer to ISS' Canadian Compensation FAQ for further details.

In exceptional cases, peer groups may be determined on a customized basis.

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  The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

  The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
  The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better
  The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
  The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;
  The trend considering prior years' P4P concern;
  Extraordinary situation due to a new CEO in the last reported FY;15 and
  Any other factors deemed relevant.

Rationale: The two-part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation. Please refer to the latest version of the Canadian Executive Compensation FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

Problematic Pay Practices

‣ General Recommendation: Vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has significant problematic compensation practices. Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote:

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15 Note that the longer-term emphasis of the methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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Poor disclosure practices:

  General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

  Excessive "make whole" provisions;
  Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

  Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

  Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

  Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
  Severance paid for a "performance termination" (i.e., due to the executive's failure to perform job functions at the appropriate level);
  Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;
  Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
  Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

  Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:

  Inclusion of performance-based equity awards in the pension calculation;
  Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
  Addition of extra years of service credited without compelling rationale;
  No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);
  No reduction in benefits on a pro-rata basis in the case of early retirement;

Excessive perks:

  Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

  Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

  Backdating options (i.e. retroactively setting a stock option's exercise price lower than the prevailing market value at the grant date);
  Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);
  Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

  Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

 Absence of pay practices that discourage excessive risk taking:

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  These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
  Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board's (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity-based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

  Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
  Board's responsiveness to investor input and engagement on compensation issues, including:
  Failure to respond to majority-supported shareholder proposals on executive pay topics;
  Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;
  Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity-Based Compensation Plans

‣ General Recommendation: Vote case-by-case on equity-based compensation plans using an "equity plan scorecard" (EPSC) approach. Under this approach, certain features and practices related to the plan16 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

  Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
    SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
    SVT based only on new shares requested plus shares remaining for future grants.

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16 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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  Plan Features:
    Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)
    No financial assistance to plan participants for the exercise or settlement of awards;
    Public disclosure of the full text of the plan document; and
    Reasonable share dilution from equity plans relative to market best practices.
  Grant Practices:
    Reasonable three-year average burn rate relative to market best practices;
    Meaningful time vesting requirements for the CEO's most recent equity grants (three-year lookback);
    The issuance of performance-based equity to the CEO;
    A clawback provision applicable to equity awards; and
    Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders' best interests.

Overriding Negative Factors: In addition, vote against the plan if any of the following unacceptable factors have been identified:

  Discretionary or insufficiently limited non-employee director participation;
  An amendment provision which fails to adequately restrict the company's ability to amend the plan without shareholder approval;
  A history of repricing stock options without shareholder approval (three-year look-back);
  The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
  Any other plan features that are determined to have a significant negative impact on shareholder interests.

Rationale: As issues around cost transparency and best practices in equity-based compensation have evolved in recent years, ISS' Equity Plan Scorecard approach provides for a more nuanced consideration of equity plan proposals.

Feedback obtained through ongoing consultation with institutional investors indicates strong support for the scorecard approach, which incorporates the following key goals:

1.	Consider a range of factors, both positive and negative, in determining vote recommendations;
2.	Select factors based on institutional investors' concerns and preferences and on best practices within the Canadian market established through regulation, disclosure requirements, and best practice principles;
3.	Establish factor thresholds and weightings which are cognizant of the Canadian governance landscape (separate scorecards for the S&P/TSX Composite Index and the broader TSX);
4.	Ensure that key concerns addressed by policy continue to hold paramount importance (institution of overriding negative factors).

The EPSC policy for equity plan proposals provides a full-spectrum overview of plan cost, plan features, and historic grant practices. This allows shareholders greater insight into rising governance concerns, such as the implementation of risk-mitigating mechanisms, the strength of vesting provisions, and the use of performance-based equity, while also providing added assessments of longstanding concerns relating to equity plans such as burn rate and dilution. By assessing these factors in combination, the EPSC is designed to facilitate a more holistic approach to reviewing these plans. Plans will, however, continue to be subject to the scrutiny of overriding

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negative factors reflecting ISS' current policies regarding problematic non-employee director participation, insufficient plan amendment provisions, repricing without shareholder approval, and other egregious practices.

More information about the policy and weightings can be found in ISS' Canadian Executive Compensation FAQ.

Plan Cost

‣ General Recommendation: Vote against equity plans if the cost is unreasonable.

Shareholder Value Transfer (SVT)

The cost of equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

SVT is assessed relative to a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's benchmark.17

Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.

Overriding Negative Factors

Plan Amendment Provisions

‣ General Recommendation: Vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;
  Any reduction in exercise price or cancellation and reissue of options or other entitlements;
  Any amendment that extends the term of options beyond the original expiry;

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17 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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  Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
  Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and
  Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have "general amendment" provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a "housekeeping" nature until they have put a shareholder approved detailed Plan Amendment Provision in place

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;Any reduction in exercise price of options or purchase price of other entitlements which benefits an insider;18
  Any amendment that extends the term of options or other entitlements beyond the original expiry and that benefits an insider of the issuer;
  Any amendment to remove or exceed the insider participation limits; and
  Amendments to an amending provision within a security based compensation arrangement.

In addition, the TSX requires that the exercise price for any stock option granted under a security-based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

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18 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security-based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security-based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity-based compensation plans, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director (NED) Participation

Discretionary Participation

‣ General Recommendation: Vote against a management equity compensation plan that permits discretionary NED participation.

Limited Participation

‣ General Recommendation: Vote against an equity compensation plan proposal where:

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  The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or
  The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options. For further details, please refer to the ISS Canadian Executive Compensation FAQ.

Rationale: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent NEDs who are charged with overseeing compensation scheme but also corporate governance and long-term sustainability. With regard to full value award plans, the directors who administer the plans should not participate in those same plans on a discretionary or excessive basis.

Repricing Options

Repricing History

‣ General Recommendation: Vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Other Compensation Proposals

Individual Grants

‣ General Recommendation:  Vote against individual equity grants to NEDs in the following circumstances:

  In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
  Outside of an equity compensation plan if the director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Rationale: To address investor concerns related to discretionary or unreasonable NED participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate NED option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for NEDs, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual NED share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

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Please refer to the latest version of the ISS Canadian Equity Plan Scorecard FAQ for further details and discussion related to the NED limit policy.

Repricing Proposals

‣ General Recommendation: Vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

  reduction in exercise price or purchase price;
  extension of term for outstanding options, cancellation and reissuance of options; and
  substitution of options with other awards or cash.

Rationale: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

Canadian institutional investors have long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

Employee Stock Purchase Plans (ESPPs, ESOPs)

‣ General Recommendation: Vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

  Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
  Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;
  Purchase price is at least 80 percent of fair market value with no employer contribution;
  Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
  The Plan Amendment Provision requires shareholder approval for amendments to:
    The number of shares reserved for the plan;
    The allowable purchase price discount;
    The employer matching contribution amount.

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Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

‣ General Recommendation: Vote for deferred compensation plans if:

  SVT cost of the plan does not exceed the company's allowable cap;
  If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
  NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);
  The plan amendment provisions require shareholder approval for any amendment to:
  Increase the number of shares reserved for issuance under the plan;
  Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
  Amend the plan amendment provisions.

Rationale: Deferred compensation plans generally encourage share ownership in the company. These types of deferred compensation arrangements are usually designed to compensate executives and outside directors by granting share awards that are held for a period of time before payment or settlement thus aligning their interests with the long-term interests of shareholders, and by allowing them the opportunity to take all or a portion of their cash compensation in the form of deferred units.

Director Compensation

Non-Employee Director (NED) Deferred Share Unit (DSU) Plans

‣ General Recommendation:  Vote for a NED deferred compensation plan if:

  DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and
  Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

‣ General Recommendation:  Vote for NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

  Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
  If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company's allowable cap;
  NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);
  The plan amendment provisions require shareholder approval for any amendment to:
    Increase the number of shares reserved for issuance under the plan;

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  Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
  Amend the plan amendment provisions.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

  Director stock ownership guidelines of a minimum of three times annual cash retainer;
  Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;
  The mix of remuneration between cash and equity; and
  Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

‣ General Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director's independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

  Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board's rationale for the inducement grant);
  Performance-based equity grants to non-employee directors which could pose a risk of aligning directors' interests away from those of shareholders and toward those of management; and
  Other significant problematic practices relating to director compensation.

Rationale: The issuance of excessive inducement grants to non-employee directors can create problematic incentives which may compromise an otherwise independent director's judgement or foster divergent incentives between those directors who have recently received such awards and those who have not. Similarly, the issuance of performance-based equity awards (e.g. performance share units or PSUs) to non-employee directors may increase the risk of misaligning directors' interests away from the interests of shareholders and align them more with those of management.

Shareholder Proposals on Compensation

‣ General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

  The target company's performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

General Recommendation: Vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plan (SERP) Proposals

‣ General Recommendation: Vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, problematic pay practices:

  Inclusion of equity-based compensation in the pension calculation;
  Inclusion of excessive bonus amounts in the pension calculation;
  Addition of extra years' service credited in other than exceptional circumstances and without compelling rationale;
  No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);
  No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and "at risk," as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of incentive compensation amounts along with base pay as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the SERP calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

6.  SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Continental Europe Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Continental Europe Proxy Voting Guidelines

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Continental Europe Proxy Voting Guidelines

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Continental Europe Proxy Voting Guidelines

COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained Manual.

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the UK and Ireland policy which is based on the National Association of Pension Funds (NAPF) Corporate Governance Policy and Voting Guidelines. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European -specific policies, orterritories

ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS' approach is not "one-size-fits-all" and takes relevant market-specific factors into account in our research and recommendations. Therefore, this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Generally vote for proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

  The name of the proposed auditors has not been published;
  There are serious concerns about the effectiveness of the auditors;
  The lead audit partner(s) has been linked with a significant auditing controversy;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  The auditors are being changed without explanation; or
   For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees..

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used; or
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
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Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation:  Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation:  Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation:  Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

  Whether the proposal allows for a cash option; and
  If the proposal is in line with market standards.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

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Continental Europe Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Non-Contested Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards;
  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
  Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms
II.	Bundling of Proposals to Elect Directors
III.	Board independence
IV.	Disclosure of Names of Nominees
V.	Combined Chairman/CEO
VI.	Election of a Former CEO as Chairman of the Board
VII.	Overboarded Directors
VIII.	Voto di Lista (Italy)
IX.	One Board Seat per Director
X.	Composition of Committees
XI.	Composition Nominating Committee (Sweden and Norway)
XII.	Election of Censors (France)

This policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: "Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Greece, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Independence will be determined according to ISS' European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

Voting policies

Widely-held companies

A. Non-controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

1.	Fewer than 50 percent of the board members elected by shareholders excluding, where relevant, employee shareholder representatives would be independent; or
2.	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Definition of terms

'Widely -held companies' are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, Finland, and Luxembourg, this is based on membership on a local blue-chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

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A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company's equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders' voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company's equity capital.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely-held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, ISS will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board's key committees).

This policy will be applied to all widely-held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

  There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
  The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or
  The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Poland, Spain, Sweden, and Switzerland, at widely-held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:

  Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive

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  chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
  Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position. ISS will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly-listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

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While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if:

  Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another - excluding, where relevant, employee shareholder representatives - would be independent; or
  Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

For widely-held companies in Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the remuneration committee if their (re)election would lead to a non-independent majority on that committee.

For all companies:

In Belgium, Denmark, Finland, France, Iceland, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

Composition Nomination Committee (Finland, Iceland, Norway, and Sweden)

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

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1.	A member of the executive management would be a member of the committee;
2.	More than one board member who is dependent on a major shareholder would be on the committee; or
3.	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors - European Policy

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material4 connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative¹ provides) professional services2 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);
  Any director who has cross-directorships with executive directors or those in comparable roles;
  Relative¹ of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period);
  Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.4 ;
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  Not classified as non-independent by ISS (see above);
  No material5 connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

Footnotes

1 "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's

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turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the shareholder equity or the transaction value (of all outstanding financing operations) compared to the company's total assets is more than 5 percent.

4 For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial personal, or otherwise) that a reasonable person might m in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

‣ General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

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‣ General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors' compliance with ISS' director election policy.

Discharge of Directors

‣ General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.  CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as sclosed (or implied by thethe share application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

  Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital.
  Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

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Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation:  Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation:  Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation:  Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

  Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
  Do not currently have a bylaw prohibiting double-voting rights; and either
    Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
    Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

  The reelection of directors or supervisory board members; or

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  The approval of the discharge of directors; or
  If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital; up to
  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

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Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks;
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

  The duration of the options is limited in time to no more than 18 months;
  The total number of shares covered by the authorization is disclosed;
  The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
  A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
  The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4.  COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.	Provide shareholders with clear, comprehensive compensation disclosures;
2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
3.	Avoid arrangements that risk "pay for failure;"
4.	Maintain an independent and effective compensation committee;
5.	Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

       Executive compensation-related proposals; and II. Non-executive director compensation-related proposals

Executive compensation-related proposals

General Recommendation: ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and where relevant, will take into account the European Pay for Performance Model1 outcomes within a qualitative review of a company's remuneration practices. ISS will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.  Provide shareholders with clear and comprehensive compensation disclosures:

----------------------

1 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:
    The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
    The multiple of the CEO's total pay relative to the peer group median.
  Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3. Companies shall adequately disclose all elements of the compensation, including:

1.3.1. Any short- or long-term compensation component must include a maximum award limit.

1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3. Discretionary payments, if applicable.

2.  Maintain appropriate pay structure with emphasis on long-term shareholder value:

2.1. The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3. The balance between short- and long-term variable compensation shall be appropriate

2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3.  Avoid arrangements that risk "pay for failure":

3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation2).

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4.  Maintain an independent and effective compensation committee:

4.1. No executives may serve on the compensation committee.

4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.  Avoid inappropriate pay to non-executive directors.

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‣ General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
  Proposed amounts are excessive relative to other companies in the country or industry.
  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
  Proposals provide for the granting of stock options, performance-based equtiy compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.
  Proposals introduce retirement benefits for non-executive directors.
  And recommend a vote on a case-by-case basis where:
  Proposals include both cash and share-based components to non-executive directors.
  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

‣ General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);
  The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
  The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
  If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

  The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
  In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

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Finally, for large- and mid-cap companies, the company's average three-year unadjusted burn rate (or, if lower, the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector. If necessary, these sector-specific caps are adjusted so that they do not change by more than one percentage point from year to year.

French Burn Rate Table for 2019

GICS	SECTOR	Mean	Standard Deviation	Burn Rate Cap
1010	ENERGY	0.34%	0.22%	0.56%
1510	MATERIALS	0.32%	0.21%	0.54%
2010-2030	INDUSTRIALS	0.36%	0.26%	0.63%
2510-2550	CONSUMER DISCRETIONARY	0.41%	0.32%	0.73%
3010-3030	CONSUMER STAPLES	0.16%	0.06%	0.22%
3510-3520	HEALTHCARE	0.68%	1.21%	1.89%
4510-5010	TECHNOLOGY & TELECOM	0.70%	0.52%	1.21%
5510	UTILITIES	0.11%	0.14%	0.24%
4010-4030	FINANCIALS (EXCLUDING REAL ESTATE)	0.35%	0.40%	0.74%
6010	REAL ESTATE	0.27%	0.29%	0.56%

Compensation-Related Voting Sanctions

‣ General Recommendation: Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies' remuneration practices.

Stock Option Plans - Adjustment for Dividend (Nordic Region)

‣ General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

  Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

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  Having significantly higher expected dividends than actual historical dividends;
  Favorably adjusting the terms of existing options plans without valid reason; and/or
  Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

‣ General Recommendation: ISS considers the following factors when evaluating share matching plans:

  For every share matching plan, ISS requires a holding period.
  For plans without performance criteria, the shares must be purchased at market price.
  For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
  In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with

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5.  ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

  The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS' categorizationn rules (ISS' European Director Independence Guidelines) and the  Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

  No call / put option agreement exists between the company and a foundation for the issuance of PPS;

  The issuance authority is for a maximum of 18 months;

  The board of the company-friendly foundation is fully independent;

  There are no priority shares or other egregious protective or entrenchment tools;

  The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

  The foundation buying the PPS does not have as a statutory goal to block a takeover; and

  The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders' prior explicit approval.

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Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

‣ General Recommendation: A recommendation to approve the "enabling" authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days' notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

‣ General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

  Director Remuneration (including Severance Packages and Pension Benefits)
  Consulting Services
  Liability Coverage
  Certain Business Transactions

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In general, ISS expects companies to provide the following regarding related-party transactions:

  Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);
  Sufficient justification on transactions that appear to be interests;
  Fairness opinion (if applicable in special business transactions); and
  Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

Virtual Meetings

‣ General Recommendation: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase "virtual-only shareholder meeting" refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term "hybrid shareholder meeting" refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Americas Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Americas Regional Proxy Voting Guidelines

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COVERAGE UNIVERSE

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in "Tax Haven" markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and

  Fees for non-audit services exceed standard annual audit-related fees.

In circumstances where fees for non]audit services (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception excluded from the non]audit ered in determining the ratio offees consid

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

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2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards;
  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
  The company does not comply with market legal requirements for minimum board independence, or does not have at least one independent board member, whichever is higher.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting, and if the company does not comply with market legal requirements for minimum board independence or does not have at least one independent board member.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

  The board is less than majority independent;
  Non-independent nominees sit on any key committee(s); or
  The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

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ISS Classification of Directors - Americas Regional Policy

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current employee of the company or its affiliates;
  Relative[1] of a former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family, but not currently an employee;
  Former executive (five-year cooling off period);
  Any director who has served for 12 or more years on the board will be deemed non-independent, unless local best practices recommend a lower tenure limit which will then be applied;
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[4] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company

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and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[5] For purposes of ISS' director independence classification, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

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Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Shelf Registration Program

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

  Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
  Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and
  Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

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  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in
  A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4.  COMPENSATION

Compensation Plans

‣ General Recommendation: Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

  The maximum number of shares to be issued under the proposed plan is not disclosed; and/or
  The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

  The total cost of the company's equity plans is unreasonable;
  The plan expressly permits repricing;
  A pay-for-performance misalignment is found;
  The company's three year burn rate exceeds the burn rate cap of its industry rate group;
  The plan has a liberal change-of-control definition; or
  The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

‣ General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5.  OTHER ITEMS

Charitable Donations

‣ General Recommendation: Vote proposals seeking the approval of donations on a case-by-case basis, considering factors including, but not limited to, the following:

  Size of the proposed donation request;
  The destination of the proposed allocation of funds; and
  The company's historical donations practices, including allocations approved at prior shareholder meetings.

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Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);

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Americas Regional Proxy Voting Guidelines

  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.  FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

‣ General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Americas Regional Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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Brazil Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Brazil Proxy Voting Guidelines

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Brazil Proxy Voting Guidelines

Mandatory Takeover Bid Waivers	17
Reincorporation Proposals	17
Expansion of Business Activities	18
Related-Party Transactions	18
Antitakeover Mechanisms	18
Shareholder Proposals	18

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Brazil Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

‣ General Recommendation: Vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used;
  The external auditor expresses no opinion or qualified opinion over the financial statements; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non-audit services exceed standard annual audit-related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit-fees.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis. Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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Brazil Proxy Voting Guidelines

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Brazil Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Voting on Director Nominees under Uncontested Election

In Brazil, the revised version of the code of best practice of corporate governance, from the Brazilian Institute of Corporate Governance (IBGC), as well as the country's newly-created Brazilian Code of Corporate Governance (2016) recommend that boards should have a "relevant number of independent directors" or be, at a minimum, one-third independent, respectively. These recommendations have become increasingly pertinent as the free float of Brazilian companies continues to grow. Majority independent boards remain rare in Brazil.

The revised version of the Sao Paulo Stock Exchange's (B3) Novo Mercado listing segment regulations, effective as of Jan. 2, 2018, states that member companies are required to maintain a minimum of 20-percent board independence or two independent members, whichever results in a higher independence level. The previous rule established only a minimum of 20-percent board independence, which could technically be met with one independent director depending on the size of the board. Companies listed under the Nivel 2 listing segment are required to maintain a minimum of 20-percent independent board, and B3 regulations continue to allow these companies (Nivel 2) to round down the required number of independent directors.

Companies that are part of the Nivel 1 and the non-differentiated ("Traditional") listing segments are not subject to a minimum independence requirement. Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments.

ISS' benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country's highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

In addition, as of Feb. 1, 2018, ISS benchmark policy was updated to also recommend a minimum of at least one independent director for companies listed under the Nivel 1 differentiated corporate governance segment and the Traditional segment.

The most common market practice in Brazil remains slate elections. Nonetheless, in recent years, the market has experienced an increase in the number of individual board elections.

While directors nominated by a controlling shareholder must be disclosed at a minimum of 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but may negatively impact international investors, who must often submit voting instructions in the absence of complete nominee information.

Brazilian companies are required to provide its shareholders with a remote voting option, through the Remote Voting Card (RVC) as regulated by the Brazilian Securities Regulator (CVM) through its original Instruction 561/2015 and amended by Instruction 594/2017. For additional information regarding the Remote Voting Card and its disclosure requirements, refer to the Brazil Remote Voting Card (FAQ), available on the ISS Policy Gateway website.

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Brazil Proxy Voting Guidelines

Bundled Elections

‣ General Recommendation: Vote for the bundled election of management nominees, unless:

  Adequate disclosure of management nominees has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards; or
  Minority shareholders have presented timely disclosure of minority board nominees to be elected under separate elections, as allowed under Brazilian law (see Election of Minority Nominees - Separate Election below).

Minimum Independence Levels

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would not be at least 30-percent independent.

Vote against the bundled election of directors if the post-election board of Nivel 1 and Traditional companies would not have at least one independent member.

Unbundled Elections

‣ General Recommendation: In an unbundled election, for boards that meet the minimum independence level recommended by ISS, support all director nominees if:

  Minority shareholders have not timely disclosed board nominees to be elected under minority separate elections, as allowed by the Brazilian Corporate Law (see Election of Minority Nominees - Separate Election below); and
  There are no concerns regarding the candidate(s) and/or the company.

However, if the proposed board falls below the minimum independence level recommended under ISS policy:

  Support the independent nominees presented individually under the majority election; and
  Vote against the non-independent candidates in the majority election.

In making the above vote recommendations, ISS generally will not recommend against the election of the chairman, due to the relevance of the board leadership position in the absence of other governance concerns.

Election of Minority Nominees (Separate Election)

Article 141 of the Brazilian Corporate Law grants the rights to minority common and preferred shareholders to appoint one member each to the board of directors in a separate election in which the controlling shareholder is not allowed to vote.

Brazilian Corporate Law only requires controlling shareholders to disclose their nominee slate prior to the shareholder meeting. Minority stockholders can present the names of their nominees up to the time of the meeting.

When a separate election for a minority nominee is on ballot, minority ordinary shareholders can vote on a single election item, either on the separate election proposal to elect a minority board representative or on the management nominees/slate.

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Brazil Proxy Voting Guidelines

‣ General Recommendation: Vote for the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, ISS will prioritize the support for the election of minority representatives, if timely disclosure is provided, and a "Do Not Vote" recommendation may be issued for the management nominees.

On the other hand, in the absence of timely disclosure regarding minority nominees, a "Do Not Vote" or an "Abstain" recommendations may be issued for the separate minority election proposal, and a vote recommendation would be presented for the management slate in accordance with the aforementioned policy.

ISS will update its report and vote recommendations, as applicable, on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

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Brazil Proxy Voting Guidelines

ISS Classification of Directors - Brazil

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  ounder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Any director who has served for 12 or more years on the board will be deemed non-independent, unless local best practices recommend a lower tenure limit which will then be applied;

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[4] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company

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Brazil Proxy Voting Guidelines

and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For purposes of ISS' director independence classification, al, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Combined Chairman/CEO

‣ General Recommendation: Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Vote against the election of the company's chairman, if the nominee is also the company's CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa), Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Appointment of Internal Statutory Auditors (Fiscal Council)

‣ General Recommendation: Vote for the appointment or (re)election of fiscal council members, unless:

  The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;
  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  Minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections, as allowed under Brazilian law. See Election of Minority Nominees (Separate Election).

Contested Director Elections and Competing Minority Nominees

‣ General Recommendation: For contested elections of directors (and/or fiscal council members), e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors (and/or fiscal council members) are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;

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  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

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Brazil Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company's bylaws.

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:
  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock

‣ General Recommendation: Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital; and
  A holding limit of up to 10 percent of a company's issued share capital in treasury

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Brazil Proxy Voting Guidelines

4.  COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company's board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM's requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

‣ General Recommendation: Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

  The company fails to present a detailed remuneration proposal or the proposal lacks clarity;
  The company does not disclose the total remuneration of its highest-paid executive; or
  The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive's pay.

Vote case-by-case on global remuneration cap (or company's total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

  Whether there is a clearly stated and compelling rationale for the proposed increase;
  Whether the remuneration increase is aligned with the company's long-term performance and/or operational performance targets disclosed by the company;
  Whether the company has had positive TSR for the most recent one- and/or three-year periods;
  Whether the relation between fixed and variable executive pay adequately aligns compensation with the company's future performance.

Vote on a case-by-case basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in December 2009, effective as of January 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

General Recommendation: ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

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Practically all of the plans presented since the implementation of the 2009 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS' assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

Vote against a stock option plan and/or restricted share plan, or an amendment to the plan, if:

  The plan lacks a minimum vesting cycle of three years;
  The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company's historical financial performance or the industry benchmarks;
  The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or
  Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a case-by-case basis if non-executive directors are among the plan's potential beneficiaries, paying special attention to:

  Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan's administration; and
  The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically for share matching plans, in addition to the abovementioned factors, vote against the plan, or an amendment to the plan, if:

  The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, ISS will recommend against the plan if:

  The shares of the initial investment may be purchased by the participant at a discount to the market price;
  The initial investment is made using resources other than the annual variable remuneration received by the participant; or
  The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

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Brazil Proxy Voting Guidelines

5.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient and timely information upon request to make an informed voting decision.

Appointment of Independent Auditors

‣ General Recommendation: Vote for the election of auditors to conduct valuation of proposed transactions, unless:

  Name of the proposed auditors has not been published;
  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Brazil Proxy Voting Guidelines

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange's Novo Mercado listing segment:

  Ownership trigger of 30 percent or higher; and
  Reasonable pricing provisions.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Brazil Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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South Africa Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after April 1, 2018 Published February 19, 2018

South Africa Proxy Voting Guidelines

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South Africa Proxy Voting Guidelines

OVERVIEW

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as "CA" throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as "LR") and the King Code and Report on Governance for South Africa 2016 ("King IV").

Legal and regulatory requirements are typically enshrined in a company's memorandum of incorporation ("MOI"), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

  Receipt of annual financial statements;
  Auditors' reappointment and remuneration;
  Election of directors;
  Election of audit committee members;
  Share issuance authorities;
  Share buyback authorities;
  Approval of director fees;
  Financial assistance to related or inter-related companies;
  Authority to ratify and execute approved resolutions;
  Approval of remuneration policy and implementation report.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

  Approval of new equity incentive schemes or amendments to existing schemes;
  Amendments to the MOI;
  Black Economic Empowerment (BEE) transactions;
  Social and ethics committee elections;
  Social and ethics committee report.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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South Africa Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Annual Financial Statements

‣ General Recommendation: Vote for approval of the financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

Discussion

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

Auditors' Reappointment and Remuneration

‣ General Recommendation: Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

Discussion

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

Authority to Ratify and Execute Approved Resolutions

General Recommendation: Vote for the authority to ratify and execute approved resolutions, unless opposition is recommended to all other items on the agenda.

Discussion

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

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South Africa Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for the re-election of directors, unless:

Independence:

  The director is a former CEO who has been appointed as chairman;
  The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);
  The director is a non-independent NED (per ISS' Classification ):
    Serving on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);
    Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials; or
    The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials.

Composition:

  Repeated absences (less than 75 percent attendance) at board and committee meetings have not been explained.

Accountability:

  Elections are bundled;
  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;
  The board fails to meet minimum governance standards;
  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities; or
  Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
    Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
    Failure to replace management as appropriate; or
    Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

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South Africa Proxy Voting Guidelines

ISS Classification of Non-Independent Non-Executive Directors

Non-Independent Non-Executive Director (NED)
  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Beneficial owner (direct or indirect) of at least 5 percent of the company's shares, either in economic terms or in voting rights;
  Government representative;
  Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King IV, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient's gross revenues);
  Any director who has cross-directorships with executive directors of the company;
  Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;
  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period); or
  Any director who receives any form of performance-related remuneration.

Discussion

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(e)).The roles of chairman of the board and chief executive must not be held by the same person (LR s3.84(b)).

Audit Committee Elections

General Recommendation: Vote for the re-election of the audit committee and/or audit committee members, unless:

  Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;
  Committee members are elected individually, and the audit committee member is a non-independent NED;
  Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or
  There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

Discussion

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

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South Africa Proxy Voting Guidelines

Social and Ethics Committee Elections

General Recommendation: Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

  The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or
  Serious concerns have been raised with the work of the committee during the year.

Discussion

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation - in the form of the Companies Regulations 2011 - specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

Voting on Director Nominees in Contested Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

3.  CAPITAL STRUCTURE

Share Issuance Authorities

‣ General Recommendation: Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;
  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or
  The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

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Vote for a general authority to issue ordinary shares for cash, unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or
  The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote for a general authority to issue preference shares, unless:

  Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or
  The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

Discussion

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as "placing shares under the control of the directors"). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non-preemptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Share Buyback Authorities

‣ General Recommendation: Vote for a general share buyback authority, unless:

  The company wishes to repurchase more than 20 percent of its issued share capital over the year;
  The repurchase can be used for takeover defenses; or
  There is clear evidence of abuse.

Discussion

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

4.  REMUNERATION

Fees for Non-Executive Directors

‣ General Recommendation: Vote for the fees payable to non-executive directors unless the proposed fees are excessive, relative to similarly-sized companies in the same sector.

Discussion

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

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Approval of Remuneration Policy

‣ General Recommendation: When assessing a company's remuneration policy, ISS generally recommends a vote against if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy on a case-by-case approach, paying particular attention as to whether:

  The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;
  The vesting period for long-term incentive schemes is set at less than three years;
  Long-term schemes include an element of retesting;
  The policy provides for grants of share options at a discount to market value;
  The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);
  The quality of disclosure around the severance provisions of the executive directors' service contracts, including any potential termination payments, is considered inadequate;
  The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for ISS to recommend support for the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Discussion

The King IV report recommends that companies provide shareholders with an annual, non-binding vote on the remuneration policy (Part 5.4, Recommended Practice #37). The policy should set out all elements of remuneration that are offered to executive management. The JSE Listings Requirements (LR s.3.84(k)) mandate that this advisory vote is put to shareholders at each AGM.

Approval of Implementation Report

‣ General Recommendation: When assessing the implementation report, ISS generally recommends a vote against if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the implementation report on a case-by-case approach, paying particular attention as to whether:

  Large increases in fixed remuneration have been implemented which have not been adequately explained;
  The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);
  The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;
  The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;
  Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;
  Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

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In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for ISS to recommend support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative voting recommendation.

Discussion

The King IV report recommends that companies provide shareholders with an annual, non-binding vote on the implementation report (Part 5.4, Recommended Practice #37). This report should contain details of all remuneration awarded to individual members of the governing body and executive management during the reporting period. The JSE Listings Requirements (LR s.3.84(k)) mandate that this advisory vote is put to shareholders at each AGM.

New Equity Incentive Scheme or Amendment to Existing Scheme

‣ General Recommendation: ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless one or more of the following apply:

  Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.
  Performance conditions can be retested.
  Performance is measured over a period shorter than three years.
  The plan allows for option repricing or issue of options at a discount or backdating of options.
  The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).
  The scheme provides for potentially excessive individual reward or has no caps on individual participation.
  NEDs can participate in the scheme.
  The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Discussion

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

Financial Assistance

‣ General Recommendation: Vote for a general authority to provide financial assistance, unless:

  As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;
  The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorise the provision of preferential loans to directors; or
  As part of the authority, the company seeks approval to provide financial assistance "to any person".

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South Africa Proxy Voting Guidelines

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

Discussion

Financial assistance proposals are commonplace following the implementation of South Africa's Companies Act 2008. Under the Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Typically these authorities are limited to the provision of assistance to related or inter-related companies - i.e. intercompany loans - and are not contentious. In some cases, however, these proposals may cover the provision of loans to senior executives, or facilitate the administration of share incentive schemes.

Shareholder approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

5.  OTHER ITEMS

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

‣ General Recommendation: Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

Discussion

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

Black Economic Empowerment (BEE) Transactions

‣ General Recommendation: Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Discussion

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

Social and Ethics Committee Report

‣ General Recommendation: Vote for the report of the social and ethics committee, unless:

  The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or
  Serious concerns have been raised with the work of the committee during the year.

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Discussion

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

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South Africa Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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EMEA Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

EMEA Regional Proxy Voting Guidelines

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EMEA Regional Proxy Voting Guidelines

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EMEA Regional Proxy Voting Guidelines

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS' European Policy

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EMEA Regional Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  The name(s) of the proposed auditors has not been published;
  The auditors are being changed without explanation; or
  For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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EMEA Regional Proxy Voting Guidelines

Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

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EMEA Regional Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards;
  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
  Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

For MEA markets, in cases where:

  Directors are proposed for (re)election through a cumulative voting system, or
  Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

ISS will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

  Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:
    Candidates who can be classified as independent according to ISS' policy, or, failing that,
    Candidates explicitly classified as independent per the company's director classification.
  Candidates whose professional background may have the following benefits:
    Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors).
    Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.
  Incumbent board members and candidates explicitly supported by the company's management.
  Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or

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EMEA Regional Proxy Voting Guidelines

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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EMEA Regional Proxy Voting Guidelines

ISS Classification of Directors - EMEA Regional Policy

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company[6];
  Relative[1] of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period) [6];
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]

Independent NED

  No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business

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EMEA Regional Proxy Voting Guidelines

relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS' director independence classification, , personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors' past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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EMEA Regional Proxy Voting Guidelines

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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EMEA Regional Proxy Voting Guidelines

3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

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EMEA Regional Proxy Voting Guidelines

Preferred Stock

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in

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EMEA Regional Proxy Voting Guidelines

  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 18 months.

In addition, vote against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.  COMPENSATION

Compensation Plans

‣ General Recommendation: Vote compensation plans on a case-by-case basis.

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EMEA Regional Proxy Voting Guidelines

Director Compensation

‣ General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

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Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6.  SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

7.  FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

‣ General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Hong Kong Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Hong Kong Proxy Voting Guidelines

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Hong Kong Proxy Voting Guidelines

1.  OVERVIEW

Hong Kong companies are required to present the summary of its financial report within four months after the end of the financial year. Public companies must hold their AGM within a period of 15 months from the last convened AGM. The following resolutions are commonly seen at a shareholder meeting:

  Approval of financial statements and statutory reports;
  Dividend distribution;
  Election of directors;
  Approval of remuneration of directors;
  Election of supervisors;
  Auditor appointment and approval of auditor remuneration;
  Capital raising requests;
  Compensation proposals.

Other items that may be submitted for shareholder approval include:

  Related-party transactions;
  Amendments to articles of associations;
  Debt issuance requests;
  Provision of guarantees;
  Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2.  OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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Hong Kong Proxy Voting Guidelines

3.  BOARD OF DIRECTORS

The SEHK listing rules require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom including the chairman must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independent. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise of a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Voting for Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

  The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
  Any non-independent director nominees where the board is less than one-third independent classification of directors.
  The nominee is an executive director serving on the audit committee;
  The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
  The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board).

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

  The nominee is an executive director and the board is not majority independent;
  The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

  The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).

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  The nominee sits on more than six1 public company boards.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members of the audit committee2 up for reelection if:

  The non-audit fees paid to the auditor are excessive; or
  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

2 Except for directors newly-appointed to the committee or who served on the committee for a partial year, who are considered on a case-by-case basis.

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Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence cial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-

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children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers
  Strategy of the incumbents versus the dissidents
  Independence of directors/nominees
  Experience and skills of board candidates
  Governance profile of the company
  Evidence of management entrenchment
  Responsiveness to shareholders
  Whether a takeover offer has been rebuffed

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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4.  BOARD OF SUPERVISORS

Company Law of China requires companies incorporated in the country to establish a supervisory board, and this board should consist of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

‣ General Recommendation: Generally vote for such candidates unless:

  He or she is a senior executive or director of the company; or she has
  He or she has been a partner of the company's auditor within the last three years; or
  There are concerns about the performance or conduct of an individual candidate.

5.  REMUNERATION

Director Fees

‣ General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

‣ General Recommendation: Generally vote for an equity-based compensation plan unless:

  The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels for all outstanding schemes of up to 10 percent if each individual plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
  The plan permits options to be issued with an exercise price at a discount to the current market price; or
  Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

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A-share Stock Option Schemes and Performance Share Schemes

‣ General Recommendation: Vote against a stock option and/or performance share scheme if:

  Pricing basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares3 to be set at an unreasonable price4 compared to the market price without sufficient justification;
  Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
  Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or
  Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

  The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;
  The share purchase price is less than 90 percent of the market price5 when the share purchase is conducted solely through private placement;
  The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
  The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
  The ESPP contains any other terms that are deemed disadvantageous to shareholders.

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3 Performance share, termed Chinese by as companies incorporated in China, is a type of "restricted stock" literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

4 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

  Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.
  Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

5 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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6.  AUDIT

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditor is being changed without explanation; or
  The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

7.  SHARE ISSUANCE REQUESTS

General Issuance Mandate

‣ General Recommendation: Generally vote for the general share issuance mandate for companies that:

  Limit the issuance request to 10 percent or less of the relevant class of issued share capital;
  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
  Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12 month period.

Discussion

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

  Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);
  Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and
  Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate

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extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or "refresh") the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

Share Repurchase Plans (Repurchase Mandate)

‣ General Recommendation: Generally vote for resolutions seeking for share repurchase mandate.

Discussion

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

Reissuance of Shares Repurchased (Share Reissuance Mandate)

‣ General Recommendation: Generally vote for the share reissuance mandate for companies that:

  Limit the aggregate issuance request - that is, for the general issuance mandate and the share reissuance mandate combined - to 10 percent or less of the relevant class of issued share capital;
  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
  Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming that a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

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A-share Private Placement Issuance Requests

‣ General Recommendation: Vote case-by-case on share issuance requests, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

  The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued; and
  A successful rights offering shall have a subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

  Share issuances via a private placement shall be issued to not more than 10 specific parties;
  The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;
  The lock-up period of the shares shall be 12 months for unaffiliated investors and 36 months for the controlling shareholder and actual controlling person of the company;
  A cooling-off period of at least 18 months from the last share issuance should be in place;
  The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

8.  RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

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As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong - the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

  Transactions involving the sale or purchase of goods;
  Transactions involving the sale or purchase of property and/or assets;
  Transactions involving the lease of property and/or assets;
  Transactions involving the provision or receipt of services or leases;
  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);
  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);
  Transactions involving the assumption of financial/operating obligations;
  Transactions that include the subscription for debt/equity issuances; and
  Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

‣ General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

9.  AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Articles and Bye-law Amendments

‣ General Recommendation: Vote case-by-case on proposed amendments to the Articles and Bye-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote against:

  The proposed amendments;
  The adoption of new Articles of Association; or
  The replacement of the current constitutional document.

Vote case-by-case on the adoption of new constitutional document with no previous reference.

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Communist Party Committee

‣ General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

10. CAPITAL

Debt Issuance Requests

‣ General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
  Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
  Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
  The company's financial position - What is the company's current leverage and how does that compare to its peers?
  The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

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  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. An against vote will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;
  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus, the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Adjustments of Conversion Price of Outstanding A-share Convertible Bonds

‣ General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Pledging of Assets for Debt

‣ General Recommendation: Vote for proposals to approve the specific pledging of assets for debt if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed; and
  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote against will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no

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details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected.

Increase in Borrowing Powers

‣ General Recommendation: Vote for proposals to approve increases in a company's borrowing powers if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  The potential increase in debt is not excessive; and
  There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

‣ General Recommendation: Loan guarantee requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;
  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or
  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

11. MERGERS & ACQUISITIONS

General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

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  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

12. SOCIAL AND ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Hong Kong Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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Japan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Japan Proxy Voting Guidelines

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Japan Proxy Voting Guidelines

6	.	TAKEOVER DEFENSE PLANS (POISON PILLS)	11
7	.	MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)	12
8	.	SHAREHOLDER PROPOSALS	12
9	.	SOCIAL/ENVIRONMENTAL ISSUES	12
		Global Approach	12

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Japan Proxy Voting Guidelines

1.  ROUTINE/MISCELLANEOUS

Approval of Financial Statements

‣ General Recommendation: Generally vote for the approval of financial statements, unless:

  External auditor expressed no opinion, or raised concerns; or
  Statutory auditors/audit committee raised concerns; or
  There are concerns about the financial statements presented or audit procedures used

Income Allocation

‣ General Recommendation: Generally vote for approval of income allocation, unless:

  Payout ratio is consistently low without adequate justification; or
  Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

‣ General Recommendation: Generally vote for the election of statutory auditors, unless:

  The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or
  The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
  The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
  Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Audit Firm Appointments

General Recommendation: Generally vote for the appointment of audit firms, unless there are serious concerns related to changing auditors.

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Japan Proxy Voting Guidelines

2.  ELECTION OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure1.

1.     At companies with a statutory auditory structure: vote for the election of directors, except:

  Top executive(s)2 at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)3, unless an improvement4 is observed;

  Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

  Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

  An outside director nominee who attended less than 75 percent of board meetings during the year under review5; or

  Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority6 of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2.      At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:

   Where an outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent;

   Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors; or

   Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

3.     At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:
   Where an outside director nominee who is also nominated as an audit committee member7 is regarded as non-independent based on ISS independence criteria for Japan; or

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1 The director election policy for companies with a board with audit committee structure will be applied to the election of executive directors and supervisory directors at real estate investment trusts (REITs), to the extent that the information necessary to apply the policy is disclosed.

2 In most cases, the top executive will be the "shacho" (president). However, there are companies where the decision-making authority also rests with the "kaicho" (executive chairman) or "daihyo torishimariyaku" (representaive director).

3 Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.

4 Improvement is defined as ROE of five percent or greater for the most recent fiscal year.

5 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

6 Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

7 Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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Japan Proxy Voting Guidelines

  Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Requirement for multiple outsiders

Corporate governance in Japan has long been criticized for lack of outside director oversight, which has led boards to take shareholder-unfriendly actions such as hoarding cash, tying up assets in cross-shareholdings and other unproductive investments, and resisting value-enhancing transactions. However, the situation has improved in recent years. Japan's Corporate Governance Code (which went into effect in June 2015) encourages companies to appoint at at least two independent outside directors based on the independence criteria developed by the Tokyo Stock Exchange.

In addition, the corporate law now requires companies without any outside directors to explain why the appointment of outside directors is inappropriate. As a result of these regulatory changes, there is a noticeable trend of accepting outside oversight. ISS data as of the end of June 2017 shows that 85 percent of companies already have at least two outside directors. The policy on board composition is expected to further accelerate the trend to improve Japanese corporate governance.

ISS Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent:

  Individuals who work or worked at major shareholders of the company in question;
  Individuals who work or worked at main lenders/banks to the company in question;
  Individuals who work or worked at the lead underwriter(s) of the company in question;
  Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient's perspective or is not disclosed;
  Individuals who worked at the company's audit firm;
  Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question;
  Individuals who have a relative(s) working at the company in question; or
  Individuals who work or worked at companies whose shares are held by the company in question as "cross-shareholdings8."

Voting on Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of management and shareholder nominees in contested elections, considering the following factors:

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8 Traditionally, Japanese companies have often held shares of other companies for reasons other than pure investment purposes, for instance, in order to strengthen a business relationship. Cross-shareholdings here refer not only to mutual shareholdings but also unilateral holdings. Note: In order to give companies time to revisit the rationale of holding such shares, this criteria won't be implemented until February 2020.

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Japan Proxy Voting Guidelines

  Long-term financial performance of the target company relative to its industry; s track record;
  Management's track recoerd;
  Background to the contentious situation;
  Nominee qualifications and any compensatory arrangements;
  Strategic plan of dissident(s) and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates); and
  Stock ownership positions.

These factors will be considered whether the combined number of management and shareholder nominees exceeds the number of available board seats, or whether there are sufficient open seats that all management and shareholder nominees could be elected. In the latter case, the election will still be treated as "contested" if management opposes the election of the shareholder nominees.

3.  ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

‣ General Recommendation: Generally vote for an expansion of business activities, unless a company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

‣ General Recommendation: Generally vote for the adoption of a U.S. style, three-committee board structure.

Adoption of a board with audit committee structure

‣ General Recommendation: Generally vote for an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure.

Increase in authorized capital

‣ General Recommendation: Generally vote case-by-case on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote for proposals to increase authorized capital, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
  The increase is intended for a poison pill, which ISS opposes.

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Japan Proxy Voting Guidelines

Creation/modification of preferred shares/class shares

‣ General Recommendation: Generally vote case-by-case on this request.

Repurchase of shares at board's discretion

‣ General Recommendation: Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company's:

  Balance sheet conditions;
  Capital efficiency and return on equity;
  Past share buybacks and dividend payouts;
  Board composition;
  Shareholding structure; and
  Other relevant factors.

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow company to make rules governing the exercise of shareholders' rights

‣ General Recommendation: Generally vote against this change.

Limit rights of odd shareholders

‣ General Recommendation: Generally vote for this change.

Lower quorum requirement

‣ General Recommendation: Generally vote against this proposal.

Amendments related to takeover defenses

‣ General Recommendation: Generally vote for this proposal, unless ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

‣ General Recommendation: Generally vote for this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.
Supermajority vote requirement to remove a director

‣ General Recommendation: Generally vote against proposals seeking a supermajority requirement to remove a director.

Reduce directors' term in office from two years to one year

‣ General Recommendation: Generally vote for proposals to reduce

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Japan Proxy Voting Guidelines

Remove language preventing classification of board

‣ General Recommendation: Generally vote against proposals seeking to remove language preventing classified boards.

Creation of Advisory Positions (Sodanyaku or Komon)

‣ General Recommendation: Generally vote against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon," unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Limitations of liability for directors/statutory auditors

‣ General Recommendation: Generally vote for this proposal.

Limitations of liability for external auditors

‣ General Recommendation: Generally vote against proposals limiting liability for external auditors.

Payment of dividends at the board's discretion

‣ General Recommendation: Generally vote against proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders' ability to submit shareholder proposals on income allocation, vote for the article amendments.

Management buyout related amendments

‣ General Recommendation: Generally vote case-by-case on management related buyout amendments.

4.  COMPENSATION

Annual Bonuses for Directors/Statutory Auditors

‣ General Recommendation: Vote for approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

‣ General Recommendation: Generally vote for approval of retirement bonuses, unless:

  Recipients include outsiders9; or
  Neither the individual payments nor the aggregate amount of the payments is disclosed; or
  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

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9 However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and not excessive.

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Japan Proxy Voting Guidelines

‣ General Recommendation: Generally vote for approval of special payments in connection with abolition of retirement bonus system, unless:

  Recipients include outsiders9; or
  Neither the individual payments nor the aggregate amount of the payments is disclosed; or
  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

‣ General Recommendation: Generally vote for approval of stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
  The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

‣ General Recommendation: Generally vote for approval of deep-discounted stock option plans10, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or
  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
  The maximum number of options that can be issued per year is not disclosed; or
  No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

‣ General Recommendation: Generally vote for proposals seeking to increase director fees, if:

  The specific reason(s) for the increase are explained; or
  The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

  The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

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10 The same policy will be applied for "trust type" equity compensation plans, restricted stock plans, performance share plans, and other types of equity compensation plans which have similar economic effect as deep-discounted stock option plans.

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Japan Proxy Voting Guidelines

‣ General Recommendation: Generally vote for proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

5.  SHARE REPURCHASE PLANS

‣ General Recommendation: Vote for the share repurchase plans, unless:

  The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or
  There are serious concerns about a possible adverse impact on shareholder value.

6.  TAKEOVER DEFENSE PLANS (POISON PILLS)

‣ General Recommendation: Generally vote against the approval of takeover defense plans (poison pills), unless: (Necessary conditions)

  Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
  The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
  The directors are subject to annual elections;
  The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
  The trigger threshold is set at no less than 20 percent of shares outstanding;
  The duration of the poison pill does not exceed three years;
  There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office;
  The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and
  The pill's total duration11 does  not exceed three years.

(Second stage of analysis, to be applied only when all necessary conditions are met)

  The company has disclosed in its proxy circular specific, credible steps it is taking to address the vulnerability to a takeover by enhancing shareholder value, and explained how the temporary protection afforded by the pill will help accomplish this goal.

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11 The pill's total duration is defined as the sum of the number of years the company has had a pill in place and the number of years the proposed pill will be effective.

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Japan Proxy Voting Guidelines

7.  MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

‣ General Recommendation: Generally vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

8.  SHAREHOLDER PROPOSALS

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

9.  SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

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Japan Proxy Voting Guidelines

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Japan Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Korea Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Korea Proxy Voting Guidelines

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Korea Proxy Voting Guidelines

1.  APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF
    CASH OR STOCK DIVIDENDS)

‣ General Recommendation: Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

  The dividend payout ratio has been consistently low without adequate justification;
  The payout is excessive given the company's financial position;
  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2.  AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

‣ General Recommendation: The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders' preemptive rights. Only vote for these article amendments if:

  The potential dilution ratio to existing shareholders does not exceed 20 percent; and
  The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

‣ General Recommendation: Generally vote for increases in authorized capital, unless:

  The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or
  The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

‣ General Recommendation: Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

‣ General Recommendation: Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Korea Proxy Voting Guidelines

Diversification / expansion of business objectives

‣ General Recommendation: Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

‣ General Recommendation: Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

‣ General Recommendation: Generally vote for a proposed stock option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Stock option programs for the employee stock ownership plan

‣ General Recommendation: Generally vote for article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

  The company explicitly states that shareholders' approval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the the earliest general meeting; and
  The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Amend quorum requirements

‣ General Recommendation: Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

‣ General Recommendation: Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

‣ General Recommendation: Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

‣ General Recommendation: Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

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Korea Proxy Voting Guidelines

3.  ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies - one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

‣ General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

  Any non-independent director nominees (under ISS classification) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

There are differences in the definition of independence between ISS and the Korean law. Examples are:

  While Korean law sets the materiality threshold of professional services at 10 percent of the service provider's annual revenue, ISS director classification sets the amount at U.S. $10,000 per year.
  While Korean law applies a two-year cooling-off period for former executives of the company, ISS applies a five-year cooling-off period.

Composition:

  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
  An outside director has attended less than 75 percent of board meetings1 over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer);

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

  Adequate disclosure has not been provided in a timely manner;

Under extraordinary circumstances, vote against individual directors, members of committees, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote against directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors are presented as a bundled item, vote against the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

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1 Korean law requires companies to disclose the attendance of outside directors only.

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Korea Proxy Voting Guidelines

4.  ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL
     AUDITOR)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Election of Audit Committee Member(s)

‣ General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

  There are serious concerns about the statutory reports presented or audit procedures used;
  A director has had significant involvement with a failed company;
  A director has in the past appeared not to have acted in the best interests of all shareholders;
  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and/or damages to the company);
  A director has been indicted by the Prosecutors' Office and there are pending investigations;
  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;
  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
  A non-independent director (under ISS classification) seeks to become an audit committee member (for large companies);
  A non-independent director (under ISS classification) seeks to become an audit committee member and the audit committee is less than two-thirds independent (for small companies);
  A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
  Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

‣ General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Examples of circumstances where a vote against an internal auditor's (re)appointment should be considered include:

  There are serious concerns about the statutory reports presented or audit procedures used;
  The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  A nominee has had significant involvement with a failed company;

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  A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
  A nominee has been indicted by the Prosecutor's Office and there are pending investigations;
  A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
  Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5.  COMPENSATION

Remuneration Cap for Directors

‣ General Recommendation: Generally vote for approval of the remuneration cap for directors, unless:

  The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or
  The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

‣ General Recommendation: Generally vote for the remuneration cap for internal auditors, unless:

  The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or
  The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or
  There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

General Recommendation: Generally vote for stock option grant proposals, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

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‣ General Recommendation: Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

  The company fails to provide any information in regard to the changes to the terms of severance payments to executives;
  The negative provisions proposed in a resolution outweigh any positive ones; and/or
  The company proposes to introduce a new clause that is effectively a golden parachute clause.

6.  SPINOFF AGREEMENT

‣ General Recommendation: Generally vote for the approval of a spinoff agreement, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
  The company's structure following the spinoff does not reflect good corporate governance;
  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
  The company does not provide sufficient information upon request to make an informed voting decision.
  There is an accompanying reduction in capital.

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

7.  REDUCTION IN CAPITAL

Reduction in capital accompanied by cash consideration

‣ General Recommendation: Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in capital not accompanied by cash consideration

‣ General Recommendation: Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

8.  MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY
    ASSETS, AND FORMATION OF HOLDING COMPANY

‣ General Recommendation: Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

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  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
  The company's structure following such transactions does not reflect good corporate governance;
  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
  The company does not provide sufficient information upon request to make an informed voting decision; and/or
  The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

Discussion

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

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A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

9.  SHAREHOLDER PROPOSALS

‣ General Recommendation: Generally vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Generally vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Singapore Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Singapore Proxy Voting Guidelines

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Singapore Proxy Voting Guidelines

1.  OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.

  Approval of financial statements and statutory reports;
  Dividend distribution;
  Election of directors;
  Approval of remuneration of directors;
  Auditor appointment and approval of auditor remuneration;
  Capital raising requests;
  Compensation proposals.

Other items that may be submitted for shareholder approval include:

  Debt issuance requests;
  Amendments to articles of associations;
  Related-party transactions;
  Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2.  OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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3.  BOARD OF DIRECTORS

Voting for Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

  The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
  Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors;
  The nominee1 is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent under the following scenarios:
    The chairman and the CEO is the same person;
    The chairman and the CEO are immediate family members2;
    The chairman is part of the management team; or
    The chairman is not an independent director.
  The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
  The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

  The nominee is an executive director;
  The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

  The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).
  The nominee sits on more than six 3 public company boards.

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1 Except for directors newly-appointed to the committee or who served on the committee for a partial year, who are considered on a case-by-case.

2 "Immediate family members" refer to the person's spouse, child, adopted child, step-child, sibling and parent.

3 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

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Singapore Proxy Voting Guidelines

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members1 of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive; or
  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.
[2] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
[3] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-

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children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)

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4.  REMUNERATION

Directors Fees

‣ General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

‣ General Recommendation: Generally vote for an equity-based compensation plan unless:

  The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels for all outstanding schemes of up to 10 percent if each individual plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
  The plan permits options to be issued with an exercise price at a discount to the current market price; or
  Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

5.  AUDIT

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditor is being changed without explanation; or
  The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

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6.  SHARE ISSUANCE REQUESTS

General Issuance Requests

‣ General Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights.

Discussion

The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.

General Issuance Requests

Real Estate Investment Trusts

‣ General Recommendation: Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

‣ General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans.

For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

Discussion

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the

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Singapore Proxy Voting Guidelines

previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

7.  ARTICLES AND BYE-LAW AMENDMENTS

‣ General Recommendation: Vote case-by-case on proposed amendments to the Articles and Bye-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote against:

  The proposed amendments;
  The adoption of new Articles of Association; or
  The replacement of the current constitutional document.

Vote case-by-case on the adoption of new constitutional document with no previous reference.

8.  RELATED-PARTY TRANSACTIONS

‣ General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

Discussion

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business.

9.  CAPITAL

Debt Issuance Requests

‣ General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity-issuance requests.

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Singapore Proxy Voting Guidelines

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
  Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
  Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
  The company's financial position - What is the company's current leverage and how does that compare to its peers?
  The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;
  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

10. MERGERS & ACQUISITIONS

‣ General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:

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  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. SOCIAL AND ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Singapore Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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Taiwan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Taiwan Proxy Voting Guidelines

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Taiwan Proxy Voting Guidelines

1.  OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

  Approval of business operations reports and financial statements;
  Allocation of income or loss offsetting proposals;
  Amendments to articles of association or other company bylaws;
  Capital raising requests;
  Election of directors and supervisors;
  Release of restrictions on competitive activities of directors;
  Transact other business.

Other items that may be submitted for shareholder approval include:

  Capital reduction to offset losses or by distributing cash to shareholders;
  Equity-based compensation;
  Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

  Ordinary resolutions require the approval of a majority of the shareholders present, who represent more than one half of the issued shares.
  Special resolutions require the approval of a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two-thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

2.  FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for proposals to approve financial results, business operations reports and other statutory reports unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year.

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Taiwan Proxy Voting Guidelines

External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

3.  ALLOCATION OF INCOME AND DIVIDENDS

‣ General Recommendation: Generally vote for approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

  Cash dividends from earnings;
  Cash dividends from capital reserves;
  New shares from capital reserves;
  Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends from Earnings

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for distribution of dividends from earnings unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation;
  The proposed payout is excessive given the company's financial position.

Discussion

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends and bonuses shall be paid out. In addition, before the company could pay out dividends and bonuses, the company shall:

1.	Cover its losses and pay all its taxes and dues;
2.	Set aside 10 percent of its surplus profit as legal reserve when the amount of legal reserve is less than the authorized capital;
3.	Allocate another sum of its surplus profits as special reserve, if special reserve is specified in the Articles of Association or approved by shareholders.

Cash Dividends or New Shares from Capital and Legal Reserves

Resolution Type: Special

‣ General Recommendation: Generally vote for proposals to distribute dividends or new shares from capital and legal reserves.

Discussion

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserve by cash or by issuing new shares to its existing shareholders based on their

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Taiwan Proxy Voting Guidelines

proportionate holdings. If legal reserve is distributed, only the portion of legal reserve which exceeds 25 percent of the paid-in capital may be distributed.

Stock Dividends

Resolution Type: Special

‣ General Recommendation: Generally vote for proposals to distribute stock dividends.

4.  CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING
    CASH TO SHAREHOLDERS

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for the capital reduction to offset losses or to distribute cash to shareholders unless:

  The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or
  The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

Discussion

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting and capital reduction shall be effected based on the percentage of shareholding of the shareholders pro rata, unless otherwise provided for in this Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when they have extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

5.  AMENDMENTS TO COMPANY ARTICLES/BYLAWS

‣ General Recommendation: Vote case-by-case on amendments to company bylaws.

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose.

Articles of Association

The following are some of the most common or significant types of changes.

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Taiwan Proxy Voting Guidelines

Increase in authorized capital

‣ General Recommendation: Vote case-by-case on increase in authorized capital if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
  The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

‣ General Recommendation: Generally vote for the establishment of audit committee.

Adoption of the nomination system for the election of directors and supervisors

‣ General Recommendation: Generally vote for the adoption of the nomination system for the election of directors.

Change of board size

Resolution Type: Special

‣ General Recommendation: Generally vote for the change of board size unless it is used as an anti-takeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Other Company Bylaws

Resolution Type: Ordinary

‣ General Recommendation: Vote case-by-case on other bylaw proposals.

Other company bylaws include but are not limited to:

  Procedures Governing the Acquisition or Disposal of Assets;
  Rules and Procedures Regarding Shareholder's Meeting;
  Rules and Procedures for Election of Directors and Supervisors;
  Rules and Procedures Regarding Board of Directors' Meeting;
  Procedures for Lending Funds to Other Parties;
  Procedures for Endorsement and Guarantees;
  Trading Procedures Governing Derivatives Products.

6.  CAPITAL RAISING

‣ General Recommendation: Generally vote for general authority to issue shares if:

  A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
  A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote case-by-case on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

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Taiwan Proxy Voting Guidelines

Discussion

There are four capital raising channels that require shareholder approval in Taiwan:

  Issuance of new ordinary shares via a private placement;
  Issuance of convertible bonds via a private placement;
  Public issuance of new ordinary shares via book building;
  Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in GDR issuance up to a preapproved limit. The specific capital raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

Private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

7.  EQUITY-BASED COMPENSATION

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on employee restricted stocks and/or employee stock warrant plans. Vote against the employee restricted stocks plan and/or employee stock warrants plan if one or two of the following features are not met:

  Existing substantial shareholders are restricted in participation;
  Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or
  Reasonable vesting period (at least two years) is set.

Discussion

Equity-based compensation plans in Taiwan are regulated by the Regulations Governing the Offering and Issuance of Securities by Securities Issuers (Issues Regulations), which allows the issuance of employee restricted stock and employee stock warrants to employees. The Issues Regulations set a maximum dilution resulted from all outstanding equity-based compensation plans at 15 percent of the company's outstanding capital and restricts the participants of such plans to the companies' employees only. Other than that, the companies are given the discretion in determining other factors relevant to the plans, including but not limited to vesting conditions, vesting period and grant prices. In Taiwan, shareholder approval is only required for equity plans with an issue price or exercise price below market price.

The Issues Regulations requires the disclosure of the following items in their proposals:

  Issue amount;

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Taiwan Proxy Voting Guidelines

  Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);
  Qualifications of employees to be eligible for the schemes and the number of shares to be granted;
  Rationale for implementing the employee incentive program;
  Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

8.  ELECTION OF DIRECTORS AND SUPERVISORS

Voting for Director and Supervisor Nominees in Uncontested Elections

‣ General Recommendation: Vote against all directors and supervisors where the company employs the non-nomination system for election.

When the company employs the nomination system, generally vote for all non-independent director candidates, unless:

  The board is less than one-third independent under ISS' classification of directors; or
  The names and background of representatives of statutory directors are not disclosed.

Generally vote for the independent director nominees, unless:

Independence:

  The nominee is deemed non-independent under ISS' classification;
  The nominee has been a partner of the company's auditor within the last three years1 and serves on the audit committee.

Composition:

  The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance (or that of the representatives appointed by a legal entity which serves as a corporate director in the company) will not include meetings attended by alternate directors (or the proxy of those representatives). Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director (or the representative) has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer);
  The nominee sits on more than six2 public company boards3.

1 Pursuant to Securities and Exchange Act, all independent directors will automatically become the members of the company's audit committee, if any, which should be 100-percent independent.

2 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

3 Any independent directors shall not sit on more than three other public boards as independent director, according to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act.

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Taiwan Proxy Voting Guidelines

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

The nominee is a legal entity or a representative of a legal entity4;

Under extraordinary circumstances, vote against directors or supervisors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

When the company employs the nomination system, generally vote for all supervisor candidates, unless the names and background of representatives of statutory supervisors are not disclosed.

Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

4 Pursuant to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act, a legal entity can only serve as non-independent director in a company.

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Taiwan Proxy Voting Guidelines

  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Directors with a tenure exceeding three terms will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, al, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] "Relative" follows the definition of "immediate family members"  which covers spouses, parents, children, stepparents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Discussion

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just natural persons, can serve as non-independent directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Another notable characteristic in Taiwan is that, only the independent directors are elected by the standard nomination system. The election of non-independent directors and supervisors, on the other hand, may use a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

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Taiwan Proxy Voting Guidelines

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

Taking into consideration that the nomination system for non-independent director election is yet to be made mandatory by law, most of the assessment criteria, such as attendance and public boards held, among others, which are applicable to peer markets in the Asia-Pacific Region, will only be applied to independent director candidates who must be elected via the nomination system. In order to better evaluate non-independent director nominees' suitability in the long run, such assessment criteria could be phasing in and adopted in the review of non-independent director nominees in the near future.

Voting requirement: Cumulative voting is mandatory for all elections. There is no majority vote requirement.

Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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Taiwan Proxy Voting Guidelines

9.  RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF
     DIRECTORS

Resolution Type: Special

‣ General Recommendation: Vote against release of restrictions on competitive activities of directors if:

  There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on5; or
  The non-nomination system is employed by the company for the director election;

Discussion

Article 209 of the Company Act states that: "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director's service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries' boards, which may limit the company's ability to monitor the conducts of these subsidiaries.  Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration the following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

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5 If the company fails to disclose all outside directorships held by a director in question or those outside directorships that are being waived from the non-compete requirement, then it is deemed as lack of sufficient disclosure.

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  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

11. TRANSACT OTHER BUSINESS

‣ General Recommendation: Vote against resolutions to transact other businesses.

Discussion

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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China Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

China Proxy Voting Guidelines

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China Proxy Voting Guidelines

1.  OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

  Approval of financial statements and statutory reports;
  Dividend distribution;
  Election of directors;
  Election of supervisors;
  Auditor appointment;
  Capital raising requests;
  Debt issuance requests;
  Amendments to articles of associations;
  Provision of guarantees;
  Related-party transactions.

Other items that may be submitted for shareholder approval include:

  Remuneration;
  Mergers and acquisitions;
  Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

  Ordinary resolutions require the approval of a majority of attending shareholders to pass.
  Special resolutions require the approval of a super majority (2/3) of all attending shareholders to pass.

Under certain circumstances, resolutions that are normally ordinary become special resolution:

  Resolutions on provisions of loan become special resolutions if the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed.

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2.  FINANCIAL STATEMENTS/DIVIDENDS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for approval of financial statements, report of board of directors, supervisors, and independent directors and other statutory reports unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the report of board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

  The report of directors typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
  The report of supervisors contains statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company's annual report and are ordinarily non-contentious in nature.

Dividend Distribution

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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3.  BOARD OF DIRECTORS

Article 108 of the Company Act requires a company to have five to 19 directors on the board, whilst a 2001 China Securities Regulatory Commission (CSRC) guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.

Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person for three consecutive times are required to step down and be replaced.

Voting for Director Nominees in Uncontested Elections

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for the re/election of directors, except where:

Independence:

  The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
  Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Composition:

  The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year1, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).

Generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [6]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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[3] "Relative" follows the definition of "immediate family members" which covers souses, parents, children stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Voting for Director Nominees in Contested Elections

Resolution Type: Ordinary

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers
  Strategy of the incumbents versus the dissidents
  Independence of directors/nominees
  Experience and skills of board candidates
  Governance profile of the company
  Evidence of management entrenchment
  Responsiveness to shareholders
  Whether a takeover offer has been rebuffed

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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4.  BOARD OF SUPERVISORS

The Company Act requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for such candidates unless:

  He or she is a senior executive or director of the company;
  He or she has been a partner of the
  There are concerns about the performance or conduct of an individual candidate.

5.  REMUNERATION

Director Remuneration

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for resolutions regarding directors' and supervisors' fees unless they are excessive relative to fees paid by other companies of similar size.

Discussion

According to Article 37 of the Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Resolution Type: Special

‣ General Recommendation: Vote against a stock option and/or performance share scheme if:

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  Pricing Basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares2 to be set at an unreasonable price3 compared to the market price without sufficient justification;
  Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
  Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or
  Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

  The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;
  The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;
  The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
  The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
  The ESPP contains any other terms that are deemed disadvantageous to shareholders.

6.  AUDITOR (RE)APPOINTMENT

Resolution Type: Ordinary

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditor is being changed without explanation.; or

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2 Performance share, termed as "restricted stock" literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

3 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

  Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

   Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

4 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

7.  CAPITAL RAISING

Share Issuance Requests

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

  The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued;
  A successful rights offering shall have subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

  Share issuances via a private placement shall be issued to not more than 10 specific parties;
  The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;
  The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company;
  A cooling-off period of at least 18 months from the last share issuance should be in place;
  The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

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Adjustments of Conversion Price of Outstanding Convertible Bonds

Resolution Type: Special

‣ General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Requests

Resolution Type: Ordinary

The issuance of debt instruments is a commonly seen financing channel used by companies to finance its projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

  Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
  Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
  Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
  The company's financial position - What is the company's current leverage and how does that compare to its peers?
  The risk of non-approval - What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

General Recommendation: Vote case-by-case on non-convertible debt issuance requests. Generally vote for such requests if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
  There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;
  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

Provision of Guarantees

Resolution Type: Ordinary, unless the cumulative amount exceeds threshold.

‣ General Recommendation: Vote case-by-case on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally vote against the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;
  The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Discussion

Chinese companies often provide loan guarantees for subsidiaries, affiliates and sometimes even unrelated parties.

According to Article 9.11 in the Listing Rules of both Shanghai and Shenzhen stock exchanges, shareholder approval shall be sought in the following situations:

  the amount of the guarantee is more than 10 percent of the last audited net asset value; or
  the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed the guarantee-receiving party has a debt-to-asset ratio over 70 percent;
  the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed; or
  the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50 million.

8.  AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Communist Party Committee

Resolution Type: Special for article amendments

‣ General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

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Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

Other Article of Association/Bylaw Amendments

Resolution Type: Special for article amendments; Ordinary for bylaw amendments

‣ General Recommendation: Generally vote for bylaw amendments if:

  They are driven by regulatory changes and are technical in nature; or
  They are meant to update company-specific information in the bylaws such as registered capital, address, and business scope, etc.

Generally vote against the amendments if:

  There is no disclosure on the proposed amendments or full text of the amended bylaw; or
  The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Discussion

Proposals to amend company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what being amended, or the amended bylaws, or both in their meeting circulars.

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes ISS opposes.

Other company bylaws include but are not limited to:

  Rules and Procedures Regarding Shareholder's Meeting;
  Rules and Procedures Regarding Board of Directors' Meeting;
  Rules and Procedures Regarding Supervisors' Meeting;
  Rules and Procedures for Election of Directors and Supervisors;
  Working System for Board of Directors/Supervisors
  Management System of Raised Funds/ Related-Party Transactions;
  Management System of External Investment/ External Guarantee Provision.

9.  RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China - the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

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  Transactions involving the sale or purchase of goods;
  Transactions involving the sale or purchase of property and/or assets;
  Transactions involving the lease of property and/or assets;
  Transactions involving the provision or receipt of services or leases;
  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);
  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);
  Transactions involving the assumption of financial/operating obligations;
  Transactions that include the subscription for debt/equity issuances; and
  Transactions that involve the establishment of joint-venture entities

Discussion

According to Article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001, independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or CNY 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (Article 124 of the Company Act).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen stock exchanges, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

Loan Financing Requests

Resolution Type: Ordinary

‣ General Recommendation: Vote case-by-case on loans and financing proposals. In assessing requests for loan financing provided by a related party:

  ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

  ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.
  ISS will generally recommend that shareholders vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.
  ISS will generally recommend that shareholders vote against the provision of loans to an entity in which the company's ownership stake is less than 75 percent and the financing provision is not proportionate to the company's equity stake.

Discussion

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders.

Occasionally, companies also undertake to provide funding for its subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, its subsidiaries, affiliates, and related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

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Article 10.2.3 of the Listing Rules of both Shanghai and Shenzhen stock exchanges prohibits the making of loans to directors, supervisors, or senior management either directly or through its subsidiaries.

Group Finance Companies

Resolution Type: Ordinary

‣ General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE
      FUNDS

Resolution Type: Ordinary

‣ General Recommendation: Vote on proposals to invest in financial products using idle funds on a case-by-case basis. Key factors for evaluating such requests include:

  Any known concerns with previous investments;
  The amount of the proposed investment relative to the company's assets;
  Disclosure of the nature of the products in which the company proposes to invest; and
  Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

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Generally vote for such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company's previous similar investments.

Discussion

According to Article 9.3.2 of the listing rules, the company's external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months requires shareholder approval. In addition, CSRC issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Russia and Kazakhstan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Russia and Kazakhstan Proxy Voting Guidelines

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Russia and Kazakhstan Proxy Voting Guidelines

Mandatory Takeover Bid Waivers	16
Expansion of Business Activities	16
Related-Party Transactions	16
Antitakeover Mechanisms	17
Shareholder Proposals	17
Social and Environmental Issues	17

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INTRODUCTION

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia's securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan's capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company's charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

  Annual report and financial statements
  Allocation of Income, including payment of dividends
  Auditors' appointment
  Election of directors
  Election of audit commission members
  Related-party transactions and large-scale transactions
  Amendments to the Charter and other internal regulations
  Approval of director fees
  Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  The financial statements and/or auditor's report are not disclosed or are incomplete
  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  Name of the proposed auditors has not been published; or
  The auditors are being changed without explanation.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

‣ General Recommendation: Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

  Adequate disclosure, including the nominees' names, has not been provided in a timely manner;
  There are serious concerns about the work and/or the composition of the audit commission;
  There are serious concerns about the statutory reports presented or the audit procedures used;
  There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

  Nominees' independence and potential conflicts of interest;
  Nominees' qualifications, experience, and past track records;
  Current composition of audit commission.

Early Termination of Powers of the Audit Commission

‣ General Recommendation: ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

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Allocation of Income

‣ General Recommendation:  Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Transact Other Business

‣ General Recommendation:  Vote against other business when it appears as a voting item.

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2.  BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

‣ General Recommendation: Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS' classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS' classification of directors) considering factors including, but not limited to, the following:

  Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;
  Nominee(s) qualification, knowledge, and experience;
  Attendance record of the directors nominees;
  Company's free float.

Where none of the director nominees can be classified as independent (per ISS' Classification of Directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate's (re)election:

  A director nominee, while not classified as independent per ISS' classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;
  A director nominee possesses adequate qualification, knowledge and experience;
  There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

ISS may consider not supporting the election of an individual director in case:

  Adequate disclosure has not been provided in a timely manner;
  A director nominee has been involved in questionable transactions with conflicts of interest;
  A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
  There are any records of abuses against minority shareholder interests;
  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company.

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per ISS' Classification of Directors).

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Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

‣ General Recommendation: ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

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ISS Classification of Directors

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of or who is considered related to a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder[1] of the company;
  Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[2] provides) professional services[3] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[4]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period);
  Excessive years of service from date of first appointment, as determined by local corporate governance codes[5], or local best practice, is generally a determining factor in evaluating director independence.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[6] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

Footnotes

[1] In Russia, a significant shareholder is defined as a shareholder controlling directly or indirectly 5 percent or more of the voting rights.

[2] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[3] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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[4] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent. OR, A business relationship may be material if it is considered that it may be of significance the director.

[5] For example, the definition of independence in the Russian Corporate Governance Code (2014) provides that in order to remain independent, a non-executive director shall have served on the board of directors [supervisory board] for no more than seven years.

[6] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

‣ General Recommendation: ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

‣ General Recommendation: Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

‣ General Recommendation: ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
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  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock Requests

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf") and
  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

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  A holding limit of up to 10 percent of a
  A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defences;
  There is clear evidence of abuse or risk of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Non-Executive Director Compensation

‣ General Recommendation: ISS will generally recommend a vote for proposals to award directors, but will recommend a vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non-executive directors
  Proposed amounts are excessive relative to other companies in the country or industry.
  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
  Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.
  Proposals introduce retirement benefits for non-

And recommend a vote on a case-by-case basis where:

  Proposals include both cash and share-based
  Proposals bundle compensation for both non-

Equity-Based Compensation Guidelines

‣ General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

This assessment includes, but is not limited to, the following factors:

  The volume of awards transferred to participants must not be excessive:
  The potential volume of fully diluted issued share the following ISS guidelines:
  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;
  The plan(s) must be sufficiently long-term in three years from date of grant;
  The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;
  If applicable, performance standards must be fully measures preferred.

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5. OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

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  The parties on either side of the transaction;
  The nature of the asset transferred/service provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) are conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation:  Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant coast being incurred with little or no benefit.

Social and Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

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  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Australia Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2018 Published September 28, 2018

Australia Proxy Voting Guidelines

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INTRODUCTION

These guidelines have been developed as the basis for ISS Australian Benchmark Policy for proxy voting recommendations.

Underlying principles

The principle underpinning all of ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that requires their approval and to understand how it affects their interests as owners. Accountability, transparency and fairness are the overarching goals of the laws, standards and principles in the Australian market.

Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company's performance and to vote on resolutions put before an annual or, where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

  Consideration of the financial statements and reports (not normally a voting item);
  Election or re-election of directors;
  Consideration of the remuneration report and to cast a non-binding (advisory) vote on executive pay practices;
  Issuance of new securities in certain circumstances, including to executives and directors under their employment contracts, or as required under ASX Listing Rules;
  Changes in the Constitution of a company;
  Consideration of certain related party transactions;
  Consideration of an increase in the directors' total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);
  To consider and vote on termination payments to executives in excess of a statutory remuneration; and
  Consideration of mergers and acquisitions.

The goals of these guidelines are to recognize that:

  The objective of most security holders is to hold and manage their investments with sustainable long term value creation in mind; and
  Strong of corporate governance practices can enhance shareholder value and mitigate risk.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for listed entities in Australia. This document is intended to provide investors with insights into how ISS analyses these entities in the Australian market. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the listed entity's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for listed entities can differ according to the type, location and nature of their business operations. The principles of good corporate governance are generally applicable to listed entities whatever their size, but ISS recognizes that investors and other market participants have differing expectations for certain market cap segments.

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Voting disclosure and response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at an AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of securities in respect of which the vote was directed to be withheld, and the overall percentages for each group.

Good corporate governance practice suggests that when a sizable proportion of votes have been cast against a resolution at any general meeting, the directors of the entity should explain what actions have been taken to understand the reasons behind the vote result. There is no universal threshold for significant dissent, and market practice is bound to evolve. However, many investors will use the 25 percent figure which represents a "strike" against the remuneration resolution as a threshold for identifying significant issues concerns. There may be reasons why for some companies a higher or lower level might be more appropriate for other types of resolutions. Some investors may take the view that dissent should be taken to mean both active abstentions and votes against. In Australia, "votes withheld" (abstentions) are not votes in law and companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 25 percent as indicating a low level of support from investors which they may wish to address. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range of 20 percent to 30 percent as a threshold for significant dissent.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. As a starting point, dissent of 25 percent or more will generally be used as the trigger for this case-by-case analysis. In certain circumstances, ISS may recommend a vote against a relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

In the Australian market, the core ISS benchmark policy applies to all companies in the S&P ASX300 Index, excluding certain types of investment trusts. The ASX Corporate Governance Council's Principles and Recommendations recognizes that when assessing the practice of a smaller company outside the ASX300, investors should be mindful of the individual circumstances of the business, including its size and complexity. Smaller companies may not have the resources to be able to comply with all the principles and recommendations, and there may be different requirements for these entities. Accordingly, the core ISS policy recognizes these exceptions on a case-by-case basis.

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1.  GENERAL

Constitutional Amendment

‣ General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement). Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Alteration of the Number of Directors/Board Size in Constitution

‣ General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The Australian Corporations Act requires a minimum of three directors for public companies, and nominees are elected if they receive 50 percent shareholder support. There is no maximum board size limit set out in the Act, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Renewal of "Proportional Takeover" Clause in Constitution

‣ General Recommendation: Vote for the renewal of the proportional

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask shareholders to reinsert the clause into the constitution at every third AGM. If a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, then the making of the bid is taken as approved.

Change Company Name

‣ General Recommendation: Vote for proposals to change the company name.

Decisions on the company name are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Authority to Postpone or Adjourn Meeting

‣ General Recommendation: Vote case-by-case on proposals to amend the company's constitution to provide the board with the authority to adjourn annual or special meetings, taking into account:

  The board's rationale for proposing the amendment; and

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  The board's past practices in acting in the best interests of shareholders.

When adequate explanation for an adjournment or postponement of a company meeting is given (such as to consider an improvement in economic benefit available to shareholders), such discretion of the chairman and board should be supported. However, evidence of the misuse of the authority to adjourn an annual or special meeting may result in recommendations against the re-election of the chairperson, or, if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

Significant Change in Activities

‣ General Recommendation: Vote for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Financial Statements

‣ General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used; or
  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under Australian law, but it will be a ballot item for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

‣ General Recommendation: Generally, vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Mergers and Acquisitions

‣ General Recommendation: Vote mergers and acquisitions on a case-by-case basis, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

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When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation

Is the value to be received by the target shareholders (or paid by the acquirer)

reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium,

market reaction and strategic rationale.

Market reaction	How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process

Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., ability for alternate bidders to participate) can also affect shareholder value.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors, where provided;
  The views of an independent financial adviser, where appointed;
  Whether any entities party to the transaction, including advisers, are conflicted; and
  The stated rationale for the transaction, including discussions of timing.

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Under the ASX Listing Rules, the listed entity must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

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2.  SHARE CAPITAL

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

‣ General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

‣ General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

  It is intended for financing purposes with minimal or no dilution to current shareholders; or
  It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote for the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

‣ General Recommendation: Generally, vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

‣ General Recommendation: Vote for reduction of share capital proposals with absorption of losses, as they represent routine accounting measures.

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

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Buybacks/Repurchases

‣ General Recommendation: Generally, vote for requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority; or
  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

  Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;
  Limitations on the exercise of the authority to thwart takeover threats; and
  A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

‣ General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

  Dilution to shareholders;
  Discount/premium in purchase price to the investor;
  Use of proceeds;
  Any fairness opinion;
  Results in a change in control;
  Financing or strategic alternatives explored by the company;
  Arms-length negotiations; and
  Conversion rates on convertible equity (if applicable).

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

Issue of Shares (Placement): Retrospective Approval

‣ General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

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Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

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3.  BOARD OF DIRECTORS

Director Age Limits

‣ General Recommendation: Generally, vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

The Australian Corporations Act no longer includes an age limit for directors of public companies. Companies submit resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;
  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;
  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;
  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);
  Does not have a material contractual relationship with the corporate group; and
  Is free from any other interest and any business or other relationship with the corporate group.

ISS' definition of independence is as follows:

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ISS Classification of Directors - Australia

Executive Director
  Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

  A non-executive director who is:
  classified as non-independent in the company's annual report;
  A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;
  A major shareholder, partner, or employee of a material adviser/supplier/customer1;
  A founder of the company, even if no longer a substantial shareholder2;
  A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;
  A designated representative of a shareholder;
  A director who has served for 12 or more years on the board;
  A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

  A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

1 The materiality threshold for transactions is A$50,000 per annum. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. At the point a person is no longer a substantial shareholder representative, they will be reclassifed as independent. This threshold looks back to the three most recent financial years.

3 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Voting on Director Nominees

When voting on director nominees, take into consideration:

  The overall composition of the board;
  The composition of the audit, remuneration, risk (if applicable), and nomination committees;
  Skills of the individual directors;
  Individual directors' attendance records; and
  Service on other public company boards.

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As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk. Under the recent ASX Corporate Governance Council recommendations, the risk committee could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally, the skills matrix will identify the gaps in skills of the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: Generally, vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

  Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

  Sits on more than a total of five listed boards (a chair as equivalent to two board positions); or
  An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

  Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;
  An executive other than the CEO who serves on the audit committee;
  A former partner or employee of the company's auditor who serves on the audit committee:
  An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

  If the board is not majority1 independent under ISS' classification, generally vote against nominees who are:
  Executive directors (except for the CEO and founders integral to the company);
  A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);
  A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Remuneration Practices:

Generally, vote against members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

----------------------

1 "Majority independent"  is defined as over 50 percent independent.

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  The company's response in addressing specific concerns, engagement with institutional investors, and other compensation practices;
  The company's ownership structure;
  Whether the issues are considered to be recurring or isolated; and
  Whether the level of support was less than 50 percent.

Problematic Risk and Audit-Related Practices:

Generally, vote against members of the risk committee who were in place if:

  A material failure in audit and risk oversight by directors is identified through regulatory investigation, enforcement or other manner; or
  There are significant adverse legal judgments or settlements against the company, directors or management.

Generally, vote against members of the audit committee as constituted in the most recently completed fiscal year if:

  The entity receives an adverse opinion of the entity's financial statements from the auditor; or
  Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally, vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Vote against directors individually, committee members, or the entire board, due to:

  Failure to act, take reasonable steps, or exercise a director's duty to make proper enquiries of events, actions or circumstances of the company and those involved in management or higher, in the best interests of all shareholders;
  Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company (objectively coming to light in legal proceedings, regulatory investigation or enforcement, or other manner which takes place in relation to the company, directors or management);
  Failure to replace management as appropriate;
  Significant involvement with a failed company, or egregious actions or circumstances related to a on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company; or
  Service on other boards where any of the above matters and facts have subsequently emerged.

Upholding governance is the responsibility of each director and together as a board of directors. Shareholders expect "collective accountability" of directors and boards of companies which have experienced governance failures,

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2 Examples of failure of risk oversight include but are not limited to: bribery; criminal conduct; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements against the company, directors, or management; hedging of company stock; or significant pledging of company stock.

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irrespective of whether directors consider themselves as not being directly responsible for actions of the company or those involved in it.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

Voting on Director Nominees in Contested Elections

‣ General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders; and
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions:

  Whether the dissidents have proved that board change is warranted; and
  If yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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4.  REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;
  Avoid arrangements that risk "pay for failure": This principle  addresses  the appropriateness  of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;
  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);
  Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five-year intervals). One-off pay awards to address concerns over the retention of an executive have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new or additional short-term incentives or long-term incentive share award schemes on top of existing plans is likely to be viewed skeptically. Remuneration arrangements should be clearly disclosed, and sufficient detail should be provided about the performance conditions adopted to allow shareholders to make their own assessment of whether they are appropriate. Benchmarking remuneration into line with accepted good market practice should not be used as justification for any substantial increase in the size of the overall package.

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Remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. When forming a view on such arrangements, ISS will pay particular attention to the following points:

  How far the remuneration practices are consistent with the good practice principles set out in these voting guidelines;
  The linkage between the remuneration practices and the company's strategic objectives;
  Whether or not there is an appropriate long-term focus;
  The extent to which the proposals help simplify executive pay; and
  The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Boards must avoid rewarding failure or poor performance; for this reason, ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration Report

‣ General Recommendation: Vote case-by-case on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

  The quantum of total fixed remuneration and short term incentive payments relative to peers;
  Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
  The listed entity's workforce;
  Financial performance and alignment with shareholder returns;
  The adequacy and quality of the company's disclosure generally;
  The appropriateness and quality of the company's disclosure linking identified material business risks and predetermined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;
  The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;
  Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;
  Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;
  Any special arrangements for new joiners were in line with good market practice;
  The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and
  The alignment of CEO and executive pay with the company's financial performance and returns for shareholders based on the ISS Quantitative Pay-for-Performance Evaluation.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified recommendation of a "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

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In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative voting recommendation.

Pay-for-Performance Evaluation3

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P ASX300, this analysis considers the following:

1.    Peer Group4 Alignment:
   Relative Degree of Alignment (RDA). This relative measure compares pay and TSR performance, relative to an industry-and-size derived comparison group (i.e., ISS Peer Group), over a three-year period.
   Multiple of Median (MoM). This relative measure expresses the median pay of its comparison group for the same period.
2.    Absolute Alignment:
   Pay-TSR Alignment (PTA). This absolute measure compares the of an investment in the company over the prior five-year period.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) - Annual directors' report  - additional and general requirements for listed entities. Specifically sub sections (1) - (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for future financial years in terms of the company's business strategies and material business risks. Investors seek to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

Remuneration Considerations

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review. The elements of the report which ISS considers are described in more detail in the following section:

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3 A one-year transition period will apply to the fiscal year ending 30 June 2018 prior to incorporating greater emphasis of the Pay-For-Performance Evaluation Methodology in the analysis of the remuneration report.

4 The peer group is generally comprised of 11-24 companies that are selected using market cap, revenue (or assets for certain financial firms), and GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's.

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Report component	Good market practice
Base Pay	Remuneration committees are required to justify salary levels and increases in base pay.

Annual increases are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions and increases in responsibilities. Changes in pay levels should take into account the pay and conditions across the company. Where remuneration committees seek to increase base pay, such increases should not be approved purely on the basis of benchmarking against peer companies.

Superannuation, pension contributions and benefits

Superannuation and pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.

Companies must describe the benefits provided to executives and directors, which are expected to be in line with market practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits.

Short term incentive (STI)

The STI earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.

There is an expectation among investors that STI bonus targets will be disclosed retrospectively. Targets for both financial and non-financial metrics should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out.

If a remuneration committee believes that STI bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should clearly explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year.

Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.

The payment of a 'one-off' special bonus, outside the variable remuneration arrangements already in place, is likely to attract a negative vote recommendation given that transaction-

related bonuses are not typically supported.

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Long-term incentive (LTI)

Under the resolution to approve the remuneration report, ISS considers both the LTI awards granted and those vested or lapsed during the year under review.

When assessing the awards which vested, ISS will have regard for outcomes that are out of line with the overall performance of the company, its future prospects or shareholder returns over the performance period. The definition of any performance measurement should be clearly disclosed.

For awards granted in the year under review, ISS will have regard for disclosure by companies of the potential value of awards to individual scheme participants on full vesting, expressed by reference to the face value of shares and expressed as a multiple of base salary.

The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Dilution limits

The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders.

The rules of a scheme must provide that commitments to issue new shares, when aggregated with awards under all of the company's other schemes, must not exceed five percent of the issued ordinary share capital, adjusted for share issuance and cancellation.

Malus and / or clawback

Malus means to forfeit some or all of a variable remuneration award before it has vested,

while clawback allows the company to recover payments already made through the STI or

LTI.

When designing schemes of performance-related remuneration, good market practice is that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the remuneration committee considers it would be appropriate to do so. Investors expect that such provisions should not be restricted solely to material misstatements of the financial statements.

Good leavers

Where individuals choose to terminate their employment before the end of the performance period, or in the event that employment is terminated for cause, good market practice is that any unvested options or share-based awards should lapse.

In other circumstances of cessation of employment, some portion of the award may remain "on foot" and be subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. If it is the opinion of the remuneration committee that some early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control

Investors expect that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

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Shareholding requirement

There is an expectation of investors that executives and directors should hold a minimum number of shares. Unvested holdings in share-based incentives do not count towards fulfilment of the requirement.

Executive' service contracts, including exit payments

Executives should have service contracts in place with notice periods set at one year or less. All termination payments should be subject to phased payment and mitigation. Exit payments to departing directors should not go beyond one years' base pay, being the statutory cap set out in the Corporations Act. However, an executive may also have an entitlement under the terms of his or her service contract or the rules of the relevant incentive plan.

Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share-based awards.

Arrangements for new joiners

For new joiners, where an executive is appointed at an 'entry-level' salary-point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g.

sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.

Discretion

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the STI or LTI following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Non-executive director fees

Additional remuneration, other than fees, including participation in a share option scheme,

pension scheme (excluding compulsory superannuation contributions) and/or performance-related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.

Any increases to NED fees during the year under review will be considered alongside pay increases to executives and the broader workforce.

The remuneration report must name any person who provided material advice or services to the company or a relevant committee in the year, and set out additional details.

All-employee schemes	ISS generally supports all-employee schemes, such as Share Incentive Plans (SIPs) as a way of promoting employee ownership.

Remuneration of Executive Directors: Share Incentive Schemes

‣ General Recommendation: Vote case-by-case on share-based incentives for executive directors.

Share-based incentives in Australia usually provide for "performance rights," "performance shares," "conditional  rights," or similar derivative instruments, all of which are economically zero exercise price options (ZEPOs).

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Following the change in Australian taxation law regarding options effective 1 July 2015, the use of share option plans is expected to increase in popularity.

There are also a smaller number of share incentive schemes which are structured as loan-funded share plans, pursuant to Australian Securities & Investments Commission guidelines. These are effectively option-like structures and are considered on a case-by-case basis.

Remuneration of Executives: Long-Term Incentives and Share-Based Payments

‣ General Recommendation: Vote case-by-case on long-term incentive and share-based grants for executives. Vote against plans and proposed grants under plans if:

  Exercise price, or valuation of share-based grants, is excessively discounted;
  Vesting period is insufficiently long to reflect an appropriate long term horizon (ie less than three years);
  Long term performance criteria are removed;
  Performance targets to be achieved which determine the quantum of vesting of share-based grants are not sufficiently demanding;
  Extensive retesting of performance criteria is permitted over an extended time period where the original performance targets are not met in the initial testing period;
  Plan provides for excessive dilution; or
  Company fails to disclose adequate information regarding any element of the scheme.

In Australia, there is no statutory or ASX listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of equity-based plans under the exception provided in ASX Listing Rule 7.2, so that equity instruments issued under the plan do not count towards the "15 percent in 12 months" dilution cap (refer to "Issue of Shares (Placement): Advance Approval" above).

‣ General Recommendation: Generally, vote against the remuneration report if a company utilizes the ASX Listing Rule 10.14 carve-out, and fails to put the proposed long-term incentive or share-based grant to a shareholder vote.

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where shares are to be purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. Many institutional investors in Australia regard the carve-out as inappropriate and long-term incentive grants of shares to executive directors should be subject to a vote of shareholders, regardless of whether the shares are newly issued or purchased on-market.

Long Term Incentive Plan and Share-Based Grant Considerations

The elements of the long-term incentive plan (and proposed grants of equity awards) are evaluated by ISS according to the following criteria:

Options

  Two different types of options should be distinguished:
    Grants of market-exercise-price options ("traditional options") have an in-built share price appreciation hurdle, where the share price must increase above its "strike price" at the grant date for the executive to have an incentive to exercise, and
    Grants of zero exercise price options ("ZEPOs") have no exercise price and the executive pays nothing to the company on exercising these rights.

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Exercise Price

  Option exercise prices should not be at a discount to the prevailing market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as "discounted" rights, but the requirements regarding vesting period, performance criteria, etc., apply equally.)
  Plans should not allow the repricing of out-of-the-money options.
  The allocation of ZEPOs should not be based on a discounted price of a company's securities (or "fair value"), which has the effect of increasing the number of equity awards which are granted, and could exponentially increase the value of the incentive or share-based payment received by the executive upon any vesting.

Vesting Period

  There should be appropriate time restrictions before rights can be exercised (if securities can vest in a timeframe which is less than three years, this is not considered to be an appropriate representation of a shareholder's long-term horizon for an ASX listed entity).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is viewed favourably by many shareholders compared to a hurdle that specifies an absolute share price target or an insufficient accounting measure of performance (such as earnings per share (EPS)).
  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur at below-median performance, and the peer group should be appropriate and defensible (e.g. the peer group is not to be unacceptably small, or "cherry picked").
  A sliding-scale hurdle is required, under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) - a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting") - is not considered appropriate given that it may act as a disincentive to performance if it subsequently becomes difficult to achieve, or if it is easily achieved.
  Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company performs relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life or there are generous re-testing provisions.
  Accounting-related hurdles do not necessarily involve shareholder value creation before an incentive or share-based grant vests. An accounting-based performance hurdle may allow incentives to vest, and executives to be rewarded, without any medium to long-term improvement in total shareholder return having been delivered. Growth in EPS may, but does not always, translate into an improved share price and increased dividends over the medium to long term. Accordingly,
    An EPS hurdle can lead to executive reward without any increase in shareholder return in the case of ZEPOs, which may not be the same if incorporated with traditional options.
    An EPS hurdle can more readily be supported if used with traditional options, rather than with ZEPOs, although the use of traditional options in the Australian market is quite limited.
  An EPS target must be sufficiently demanding, or stretching, such that a hurdle should require a substantial cumulative growth rate in EPS. In order to assess whether an EPS hurdle is sufficiently demanding, ISS will consider EPS forecasts published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options are to vest only for EPS performance that exceeds consensus analyst forecasts.
  Operational hurdles are non-market and non-financial targets which are generally accompanied by unclear disclosure and often difficult to assess. Examples may include delivery of strategic projects, production targets, or discovery of mining reserves. ISS will assess these hurdles on a case-by-case basis, in order to establish if the hurdle is sufficiently demanding and capable of creating longer term shareholder value. These would more generally be accepted when used in conjunction with traditional options to align more closely with a tangible increase in shareholder value in excess of the strike price.

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Re-testing

  A re-test is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support re-testing of performance criteria on share options or other share-based incentive awards, on the basis that retesting undermines the incentive value of such awards. Such provisions have not been uncommon in the Australian market. However, as companies have moved toward annual grants of awards that mitigate the concerns over "cliff -vesting," and the increasingly held view among institutional investors that re-testing does not constitute best practice, companies have now moved to a minimal number of re-tests, or they have eliminated retesting altogether.
  In cases where re-testing exists, ISS will evaluate the type of re-testing, either fixed-base or rolling, and the frequency of the re-testing. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than re-testing from a rolling start date.) Where a company has a particularly generous re-testing regime, and has not committed to significantly reduce the number of retests, vote against a resolution to approve the plan in question, or a grant of rights under the plan. This may also warrant a vote against the remuneration report, depending on other aspects of executive and non-executive remuneration practices. In the case of new plans, as a best practice, companies should not include re-testing provisions, but evaluate on a case-by-case approach basis.

Transparency

  Methodology for determining exercise price should be disclosed.
  Sufficient information should be presented to demonstrate that the scheme will reward superior future performance.
  Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess the dilutionary impact.
  Time restrictions before options can be exercised should be disclosed.
  Any restrictions on disposing of shares received should be disclosed.
  Full cost of options to the company should be disclosed.
  Method used to calculate the cost of options should be disclosed, including the discount applied to account for the probability of equity incentives not vesting.
  Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.
  Scheme should not be open to non-executive directors.

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Other

  Plans should include reasonable change-in-control provisions (i.e. pro rata vesting and size of awards).
  Plans should include "good leaver"/"bad leaver" provisions to minimize excessive and unearned payouts (see below for a discussion of the approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a qualified 'For', with the qualification noting the breaches which investors would expected to be addressed by the remuneration committee in the future, whereas a single, serious deviation may be sufficient to justify an "Against" vote  recommendation.

Remuneration of Executives: Long-Term Incentive Plan Amendments

‣ General Recommendation: Vote case-by-case on amendments to long-term incentive plans.

ISS will evaluate amendments to existing plans initially using the long-term incentive plan guidelines (above), and determine if the amendment is improving/removing negative features or if it is exacerbating such features.

If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, vote against the amendment to express dissatisfaction with the underlying terms of the plan.

Remuneration of Executives: Termination Benefit Approvals

‣ General Recommendation: Vote case-by-case on termination benefits.

Amendments to the Australian Corporations Act in November 2009 provide a cap on allowable "termination benefits" to senior executives of 12 months' base pay (i.e. without shareholder approval). Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration.

Companies can seek shareholder approval for termination payments in advance, including benefits from unvested equity grants on termination. This also includes general approval for vesting of equity incentives on termination under a specific equity plan.

Generally, vote against resolutions seeking approval of termination payments to executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where shareholder approval is sought for termination benefits under any equity plan, which provides for termination benefits in excess of 12 months' base salary, vote 'For' the resolution if the approval is sought for three years or less and there is no vesting of awards without satisfaction of sufficiently demanding performance hurdles.

Non-Executive Director Perks/Fringe Benefits

‣ General Recommendation: Where a company provides fringe benefits to non-executive directors in addition to directors' board and committee fees, vote case-by-case on:

  The remuneration report;
  Proposals to increase the non-executive directors' aggregate fee cap; and/or

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Australia Proxy Voting Guidelines

  The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Fringe benefits may include payments made, or services provided without charge, by the company. Examples may include, but are not limited to, additional "travel time fees", which may be charged by the director by the hour, for the time taken in travelling to board or company meetings either domestically or overseas.

Also, vote against when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company. Given that the same or similar benefits are generally not offered to shareholders or employees, such benefits are not considered good market practice, and they represent a potential conflict of interest to incentivize longevity on the board which may not be in the best interests of board succession planning or shareholders. These fringe benefits may be offered to non-executive directors as a cash payment (for example, retirement benefits) or in services provided or procured by the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

‣ General Recommendation: Vote case-by-case for an increase in the maximum aggregate level of fees payable to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

ISS will take into account:

  The size of the proposed increase;
  The level of fees compared to those at peer companies;
  The explanation the board has given for the proposed increase;
  Whether the company has discontinued retirement benefits;
  The company's absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
  The company's policy and practices on non-executive director remuneration, including  equity  ownership;
  The number of directors presently on the board and any planned increases to the size of the board;
  The level of board turnover.

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote against where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Approval of Share Plan

‣ General Recommendation: Generally, vote for the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors' shareholdings and alignment with investors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

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Australia Proxy Voting Guidelines

5.  ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Shareholder Proposals on Environmental, Social, and Governance (ESG) Matters

In Australia, the implications for non-binding ESG shareholder proposals have been established in legal precedent in the 1980s in NRMA Ltd v Parker (1986) 6 NSWLR 517 and upheld in ACCR v CBA [2015] FCA 785. The authority allows a board to refuse to put a non-binding shareholder proposal to a vote at a general meeting and makes clear that such resolutions infringe upon the 'division of powers' doctrine between the board and the general meeting and do in fact usurp the board's authority. Accordingly, many boards have relied upon this precedent to deny consideration of such shareholder proposals at a general meeting.

In the recent past, a number of shareholder proponents of such resolutions have proposed a "first leg" to the agenda by seeking an amendment to the company's constitution to allow non-binding resolutions to be considered at a general meeting. To date, the generality of such constitutional amendments has caused these not to gain sufficient shareholder support, and therefore ESG resolutions have not proceeded to a vote of shareholders.

Globally, ISS applies a common approach to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally, vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (in terms of scope, timeframe, or cost) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

If the items listed above are considered reasonable and would ordinarily warrant shareholder support of the ESG resolution, whereas the Board seeks to deny the vote of shareholders at a meeting, this could be regarded as a negative factor when considering a vote on the re-election of the Chairman, or any other relevant directors. When evaluating a non-binding ESG shareholder proposal, ISS will consider the nature and extent of engagement with the shareholder proponent and any undertakings given by the board in addressing the matters raised in the shareholder proposal.

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Australia Proxy Voting Guidelines

Board Diversity

Diversity on boards is an important topic for many shareholders. ISS will examine board diversity, including gender, skills, ethnicity and age as part of board refreshment and succession planning, in order to provide our clients with sufficient information on which to base informed engagement and voting decisions.

Proxy research reports on each company will include whether:

  There is a disclosed diversity policy;

  There are disclosed and measurable objectives in promoting gender diversity, amongst others;

  The company reports on progress against those measurable objectives;

  The company reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including and various how management positions, for these purposes);

  The company is a "relevant employer" under the Workplace Gender Equality Act, the entity's most recent "Gender Equality Indicators", as defined in and published under that Act; and

  The company uses Box 1.5 of the ASX Guidelines 3rd ed. to create the company's diversity policy.

Economic, Environmental, and Sustainability Risks

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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Australia Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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New Zealand Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2018 Published September 28, 2018

New Zealand Proxy Voting Guidelines

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New Zealand Proxy Voting Guidelines

Remuneration of Non-Executive Directors: Issue of Options	15
Remuneration of Non-Executive Directors: Approval of share plan	15
Transparency of CEO Incentives	15
Remuneration of Executives: Options and Other Long-Term Incentives	15
Remuneration: Shareholder Resolutions	18
ENVIRONMENTAL AND SOCIAL ISSUES	18
Voting on Environmental and Social Proposals	18

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New Zealand Proxy Voting Guidelines

INTRODUCTION

These guidelines have been developed as the basis for ISS New Zealand Benchmark Policy for proxy voting recommendations.

The principle underpinning all ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that seeks their approval and to understand how it affects their interests as the owners of the company. An overarching ideal in corporate governance is that the laws, standards and principles applied require accountability, transparency and fairness.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast 'For', 'Against', and 'Abstain' on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending against resolutions such as the election of directors, especially the chairperson, the acceptance of Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company's performance and to vote on resolutions put before an annual, or where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

  Consideration of the financial statements and reports (not normally a voting item);
  Election or re-election of directors;
  Changes in the Constitution of a company;
  Consideration of certain related party transactions;
  Consideration of an increase in the directors' total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);

The goals of these guidelines are to recognize that:

  The objective of most shareholders is to hold and manage their investments with long term value creation in mind; and
  The principles of corporate governance have an ability to impact shareholder value and risk.

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New Zealand Proxy Voting Guidelines

1.  GENERAL

Constitutional Amendment

‣ General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by the NZX (under Listing Rule 6.1) and by a special resolution of shareholders (75-percent majority of votes cast). Proposals range from a general updating of various clauses to reflect changes in corporate law and NZX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders and will generally recommend against any amendment that reduces shareholder rights without adequate justification.

Alteration of the Number of Directors/Board Size in Constitution

‣ General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The New Zealand Stock Exchange Main Board Listing Rules (under Listing Rule 3.3.1) requires a minimum of three directors for public companies, and nominees are elected if they receive 50% shareholder support. There is no maximum board size limit set out in the New Zealand Companies Act nor the NZX Listing Rule, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Change Company Name

‣ General Recommendation: Vote for proposals to change the company name.

Decisions on the company name require a special resolution of shareholders (75-percent majority of votes cast) and are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

‣ General Recommendation: Vote for resolutions to change the nature or scale of business activities (NZX Listing Rule 9.1.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

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New Zealand Proxy Voting Guidelines

2.  CAPITAL STRUCTURE

Capital structures are generally non-contentious in New Zealand. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share capital paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

‣ General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

‣ General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.

Generally vote for the cancellation of classes of non-voting or sub-voting shares.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., abililty for alternate bidders to participate) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

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New Zealand Proxy Voting Guidelines

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Financial Statements

‣ General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used; and,
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

New Zealand companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used; and,
  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under New Zealand law, but it will be a ballot item for NZX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

‣ General Recommendation: Generally vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever a New Zealand public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

3.  SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

‣ General Recommendation: Generally vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

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New Zealand Proxy Voting Guidelines

‣ General Recommendation: Vote for reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

Buybacks/Repurchases

‣ General Recommendation: Generally vote for requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority; or
  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

  Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;
  Limitations on the exercise of the authority to thwart takeover threats; and
  A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

‣ General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the "20-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

  Dilution to shareholders:
    In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;
  Discount/premium in purchase price to the investor;
  Use of proceeds;
  Any fairness opinion;
  Results in a change in control;
  Financing or strategic alternatives explored by the company;
  Arms-length negotiations; and,
  Conversion rates on convertible equity (if applicable).

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New Zealand Proxy Voting Guidelines

Issue of Shares (Placement): Retrospective Approval

‣ General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company.

As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

4.  BOARD OF DIRECTORS

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

In assessing resolutions concerning directors, ISS will consider the following:

  Directors are the stewards of the shareholders' company;
  As such, directors should act in the interests of the company;
  Directors are best placed to provide oversight of the management and operations of a company;
  Directors should be responsive to the wishes of the shareholders whose interests they serve.

Director Age Limits

‣ General Recommendation: Generally vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

There is no requirement in the NZ Companies Act for directors to retire at a certain age.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Alteration of the Number of Directors

‣ General Recommendation: Vote case-by-case on proposals on board size. Generally vote for resolutions that set a maximum limit on board size. Generally vote against resolutions that seek to remove any maximum limit on board size.

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is used to thwart a takeover that is in shareholders' interests.

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New Zealand Proxy Voting Guidelines

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The ASX Corporate Governance Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;
  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;
  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;
  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);
  Does not have a material contractual relationship with the corporate group; and
  Is free from any other interest and any business or other relationship with the corporate group.

ISS' definition of independence is as follows:

ISS Classification of Directors - New Zealand

Executive Director
  Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

A non-executive director who is:

  Classified as non-independent in the company's annual report;
  A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;
  A major shareholder, partner, or employee of a material adviser/supplier/customer1;
  A founder of the company, even if no longer a substantial shareholder2;
  A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;
  A designated representative of a shareholder;
  A director who has served for 12 or more years on the board;
  A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

  A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

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New Zealand Proxy Voting Guidelines

1 The materiality threshold for transactions is NZ$25,000 per annum. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial product holder is a shareholder controlling 5 percent or more of the quoted voting products in the company. This is in accordance with Financial Markets Conduct Act 2013 (FMCA).

3For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Voting on Director Nominees in Uncontested Elections

Overview

When voting on director nominees, take into consideration:

  The overall composition of the board;
  The composition of the audit, remuneration, risk (if applicable), and nomination committees;
  Skills of the individual directors;
  Individual directors' attendance records (where provided); and
  Service on other public company boards.

In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending against a director's election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

  Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

  Sits on more than a total1 of five listed boards (a chair as equivalent to two board positions); or

----------------------

1 A one-year transition period will apply to the fiscal year ending 30 June 2017, to allow boards and affected directors (individuals with six directorships) to manage boardroom succession issues to address overboarding concerns if they so wish.

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New Zealand Proxy Voting Guidelines

  An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

  Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;
  An executive other than the CEO who serves on the audit committee;
  A former partner or employee of the company's auditor who serves on the audit committee :
  An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

If the board is not majority2 independent under ISS' classification, generally vote against nominees who are:

  Executive directors (except for the CEO and founders integral to the company);
  A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);
  A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Audit-Related Practices:

Generally vote against members of the audit committee as constituted in the most recently completed fiscal year if:

  If the entity receives an adverse opinion of the entity's financial statements from the auditor; or
  Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally, vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Under extraordinary circumstances, vote against directors individually, committee members, or the entire board, due to:

  Failure to act in the best interests of all shareholders;
  Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or

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2 "Majority independent" is defined as over 50% independent

3 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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New Zealand Proxy Voting Guidelines

  Significant involvement with a failed company, or egregious actions related to that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of Directors

‣ General Recommendation: Vote case-by-case on resolutions for the removal of directors, taking into consideration:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders; and,
  Level of disclosure by company to shareholders.

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New Zealand Proxy Voting Guidelines

5.  REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;

  Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

‣ General Recommendation: Vote case-by-case on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company's non-executive directors.

It is a requirement of the NZX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorizing the directors' remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

In assessing director remuneration, ISS' overriding consideration is how interests, specifically:

  The size of the proposed increase;
  The level of fees compared to those at peer companies;
  The explanation the board has given for the proposed increase;
  Whether the company has discontinued retirement benefits; performance
  The company's absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed; and
  The company's policy and practices on non-executive director remuneration, including equity ownership;
  The number of directors presently on the board and any planned increases to the size of the board;
  The level of board turnover.

Generally vote for a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

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New Zealand Proxy Voting Guidelines

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options

‣ General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non-executive directors. The NZX Code encourages such schemes.

However ISS will generally recommend against the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

Remuneration of Non-Executive Directors: Approval of share plan

‣ General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

Transparency of CEO Incentives

‣ General Recommendation: Vote against the re-election of members of the remuneration committee if:

  The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or
  There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,
  There is no apparent credible explanation for the CEO not being a member of the board;

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April 2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

There are circumstances in which it may be appropriate for a CEO not to be a director; take into account all relevant circumstances of a particular company.

Remuneration of Executives: Options and Other Long-Term Incentives

‣ General Recommendation: Vote case-by-case on options and long-term incentives for executives. Vote against plans and proposed grants under plans if:

  The company failed to disclose adequate information regarding any element of the scheme;

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New Zealand Proxy Voting Guidelines

  The performance hurdles are not sufficiently demanding;
  The plan permits retesting of grants based on rolling performance;
  The plan allows for excessive dilution.

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

  Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).
  Plans should not allow the repricing of underwater options.

Vesting Period

  Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).
  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.
  The use of 'indexed options' -  where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) - is generally considered a sufficiently demanding hurdle.
  A sliding-scale hurdle - under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) - is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting").
  In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.
  In determining whether an absolute share price target is sufficiently stretching, take into consideration the company's explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.
  The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.
  ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest - and executives to be rewarded - without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

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New Zealand Proxy Voting Guidelines

  Hurdles which relate option vesting to share be price considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.
  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.
  For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

  ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend against a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies' practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.
  ISS will however generally recommend against incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

  The methodology for determining exercise price of options should be disclosed.
  Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.
  The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.
  Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.
  If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.
  The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

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New Zealand Proxy Voting Guidelines

Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.
  Scheme should not be open to non-executive directors.

Other

  Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).
  Incentive plans should include 'good' leaver/'bad' leaver provisions to minimize excessive and unearned payouts.

Remuneration: Shareholder Resolutions

‣ General Recommendation: Generally vote for appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder remuneration policy.

The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of remuneration - beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 - or what part of executives' remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company's general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Environmental and Social Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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New Zealand Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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Asia-Pacific Region Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Asia Pacific Region Proxy Voting Guidelines

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Asia Pacific Region Proxy Voting Guidelines

		Mandatory Takeover Bid Waivers	13
		Reincorporation Proposals	13
8	.	ANTI-TAKEOVER MECHANISMS	14
9	.	SHAREHOLDER PROPOSALS	14
10	.	SOCIAL/ENVIRONMENTAL ISSUES	14
		Global Approach	14
11	.	FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	15

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Asia Pacific Region Proxy Voting Guidelines

COVERAGE UNIVERSE

This document applies to all Asian Pacific markets (excluding Australia, New Zealand China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to ISS coverage would likely be included under this regional policy.

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Generally vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Generally vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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Asia Pacific Region Proxy Voting Guidelines

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Generally vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Generally vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Generally vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Generally vote for management nominees in the election of directors, except for the following:

Independence

Overall Board Independence: Per the independence standards in ISS' Classification of Directors, vote against non-independent director nominees:

  For Malaysia and Thailand, if the board is less than one-third independent;
  For Sri Lanka, if independent directors represent less than the higher of two independent directors or one-third of the board; or
  For the Philippines, if independent directors represent less than the higher of three independent directors or one-third of the board.

Committee Independence:

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Asia Pacific Region Proxy Voting Guidelines

  For Malaysia, Thailand, Bangledesh, Pakistan, and Sri Lanka, vote against an executive director serving on the audit, remuneration, or nomination committees.

In making the above recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

Employee Representatives: Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Composition

Attendance:

  Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed);
  For Malaysia, Thailand, and the Philippines, vote against the election of a board-nominated candidate who has attended less that 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation. For Bangledesh, Pakistan, and Sri Lanka, vote against if he/she attended less than 75 percent of boad meetings1 without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).

In making these recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

Accountability

Problematic Audit-Related Practices:

Generally vote against all members of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive2; or
  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures:

Vote against the election of directors if:

  The name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.
  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

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1 Attendance disclosure for some markets is for board meetings only, others will provide disclosure for both board and committee meetings. See pages 10-12 of the 2017 ISS Asia-Pacific Policy Updates for a comparison chart of attendance disclosure.

 2 The non-audit fees have constituted more than 50 percent of the total auditor compensation during the fiscal year. ISS will make an exception if the excessive non-audit fees are in relation to special projects or due to unusual circumstances and are not recurring in nature and are unlikely to create conflicts of interest.

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Asia Pacific Region Proxy Voting Guidelines

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[6]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but of considered a non-independent NED).

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Asia Pacific Region Proxy Voting Guidelines

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

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  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Generally vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Malaysia:

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

‣ General Recommendation: Generally vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Generally vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

‣ General Recommendation: Generally vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

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Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in
  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In addition, vote against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Reissuance of Repurchased Shares

‣ General Recommendation: Generally vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.  COMPENSATION

Compensation Plans

‣ General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

‣ General Recommendation: Generally vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Generally vote against proposals to introduce retirement benefits for non-executive directors.

5.  REORGANIZATIONS/RESTRUCTURINGS

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

6.  MERGERS AND ACQUISITIONS

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

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  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

7.  MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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8.  ANTI-TAKEOVER MECHANISMS

‣ General Recommendation: Generally vote against all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

9.  SHAREHOLDER PROPOSALS

‣ General Recommendation: Vote shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

10. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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11. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

‣ General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Israel Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published December 6, 2018

Israel Proxy Voting Guidelines

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Israel Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

In Israel, this is a non-voting item in which the company is submitting to shareholders the annual financial statements and the directors' reports.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  The name(s) of the proposed auditors has not been published;
  The auditors are being changed without explanation;
  Fees for non]audit services exceed standard annual
  EAFE index and/or listed on any country main index); or
  Audit fees are being reported together with tax / other fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals. Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Israel Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained.

Vote against non-independent1 audit committee members.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

----------------------

1 See ISS Israel Classification of Directors.

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ISS Israel Classification of Directors

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (with five-year cooling off period);
  Defined as non-independent under article 245(a) of the the Israeli Companies Law 1999;Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  Not classified as non-independent by ISS (see above);
  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

  Represents employees or employee shareholders and considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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Israel Proxy Voting Guidelines

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For purposes of ISS' director independence classification, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions:

(1) Have the proponents proved that board change is warranted? And

(2) if so, are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Board Structure

‣ General Recommendation: Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Israel Proxy Voting Guidelines

3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance authorities without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

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Israel Proxy Voting Guidelines

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4.  COMPENSATION

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.  Provide shareholders with clear, comprehensive compensation disclosures;

2.  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3.  Avoid arrangements that risk "pay for failure;"  

4.  Maintain an independent and effective compensation committee;

5.  Avoid inappropriate pay to non-executive directors.

Executive compensation-related proposals

‣ General Recommendation: Vote case-by-case on management proposals seeking ratification of a company's executive compensation-related items. Vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
	1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
	1.2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
	1.3.	Companies shall adequately disclose all elements of the compensation, including:
		1.3.1.	Any short- or long-term compensation component must include a maximum award limit.
		1.3.2.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
		1.3.3.	Discretionary payments, if applicable.
2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:
	2.1.	The structure of the company's short-term incentive plan shall be appropriate.
		2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.
		2.1.2.	The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
		2.1.3.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and
	2.2.	The balance between short- and long-term variable compensation shall be appropriate
		2.2.1.	The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.	Avoid arrangements that risk "pay for failure":
	3.1.	The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.
		3.1.1.	There shall be a clear link between the company's performance and variable awards.
		3.1.2.	There shall not be significant discrepancies between the company's performance and real executive payouts.
		3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
		3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.

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	3.2.	Severance pay agreements must not be in excess of (i) 24 months' pay or (ii) any more restrictive provision pursuant to local requirements and/or market best practice.
	3.3.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
	4.1.	No executives may serve on the compensation committee.
	4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.  Avoid inappropriate pay to non-executive directors.

‣ General Recommendation: Generally vote for proposals to award cash fees to non-executive directors. Vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
  Proposed amounts are excessive relative to other companies in the country or industry.
  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
  Proposals introduce retirement benefits for non-executive directors.

Vote case-by-case where:

  Proposals include both cash and share-based components to non-executive directors.
  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

‣ General Recommendation: Vote for equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Vote against proposed equity grants:

  If the three-year average burn rate exceeds 1 percent and the total potential dilution from outstanding and proposed plans exceeds 10 percent.
  If the three-year average burn rate is equal to or below 1 percent and the total potential dilution from outstanding and proposed plans exceeds 15 percent.

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5.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

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  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6.  ENVIRONMENTAL AND SOCIAL ISSUES

Global Approach to Voting on Environmental and Social Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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United Kingdom and Ireland Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

United Kingdom and Ireland Proxy Voting Guidelines

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INTRODUCTION

ISS has operated a standalone policy for the United Kingdom (UK) and Ireland since 2015. Previously, we used the voting guidelines of the Pensions and Lifetime Savings Association (formerly known as the National Association of Pension Funds, or NAPF) as our standard reference. The ISS policy remains broadly consistent with that of the Association and continues to reflect other good practice standards relevant to the UK market. A number of good practice guidelines are referenced in this document; a full list of these guidelines is available in the appendix.

The "comply or explain" approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company's particular circumstances. When assessing the quality of a company's explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code (the Code.) The most recent version of the Code was released in July 2018 and applies to companies' accounting periods beginning on or after 1 January 2019, implying that unless companies decide to adopt all or part of the new Code early, the first reporting will not be seen until 2020. Certain of the new Code's provisions, however - namely, those dealing with new or amended remuneration policies and significant dissenting shareholder votes - are to be applied in 2019.

The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.

Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS' Global Voting Principles1 include four key  tenets  -accountability, stewardship, independence, and transparency - which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:

Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change

Stewardship - A company's governance, social and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

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1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

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Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation2 as well as other UK good practice recommendations.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on the Channel Islands Securities Exchange.

This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments.

Voting disclosure and the response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.

The UK Corporate Governance Code states that when 20 percent or more of votes have been cast against the board recommendation for a resolution, the company should explain, when announcing voting results, what actions it intends to take to consult shareholders in order to understand the reasons behind the result. The board should then provide a final summary in the annual report and, if applicable, in the explanatory notes to resolutions at the next shareholder meeting, on what impact the feedback has had on the decisions the board has taken.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. In certain circumstances, ISS may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment trusts. Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are

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2 ISS' Europe Proxy Voting Guidelines.

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different requirements for these companies. The core ISS policy recognizes these exceptions, and they are indicated in the relevant sections.

Smaller companies

Our approach in the UK to companies outside of the FTSE All Share has historically been based around the voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association) for smaller companies. The Quoted Companies Alliance Corporate Governance Code (QCA Code) may also be a helpful guide to good corporate governance practices for AIM-listed companies. Effective from September 2018, the London Stock Exchange amended the AIM Rules so that all AIM companies are required to apply a recognised corporate governance code and explain how they do so.

The Pensions and Lifetime Savings Association's current guidelines advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity.

ISS applies its approach to smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment companies

The voting guidelines formerly issued by the NAPF for investment companies are the historic source of our benchmark recommendations for investment trusts and venture capital trusts. Also relevant are the key principles of the Association of Investment Companies (AIC) Code. Further details can be found in Chapter 7 of this document.

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1.  OPERATIONAL ITEMS

Accept Financial Statements and Statutory Reports

‣ General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.

Amendments to the Articles of Association

‣ General Recommendation: Vote case-by-case on amendments to the articles of association.

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments.

When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.

As noted in the guidelines of the Pensions and Lifetime Savings Association, changes to the company's articles should not be 'bundled' into a single resolution when they cover non-routine matters. When a company seeks to increase its borrowing powers, a limit should be stated in the revised articles.

Amendments to Articles to allow Virtual Meetings

‣ General Recommendation: Generally vote for proposals allowing for the convening of hybrid3 shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only3 shareholder meetings.

While there is recognition of the potential benefits of enabling participation at shareholder meetings via electronic means, investors have raised concerns about moves to completely eliminate physical shareholder meetings, arguing that virtual meetings may hinder meaningful exchanges between management and shareholders and enable management to avoid uncomfortable questions.

Approve Final Dividend

‣ General Recommendation: Generally vote for proposals to approve the final dividend, unless:

  The payout is excessive given the company's financial position.

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3 The phrase "virtual-only shareholder meeting" refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term "hybrid shareholder meeting" refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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The annual report includes a review of the company's performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item

Appointment of External Auditors

‣ General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:

  There are serious concerns about the effectiveness of the auditors;
  The auditors are being changed without explanation; or
  The lead audit partner(s) has been linked with a significant auditing controversy.

It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.

In line with the Pensions and Lifetime Savings Association position, where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chairman of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.

Where the auditor has resigned, the resignation letter should be posted on the company's website. If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.

Authorise Board to Fix Remuneration of Auditors

General Recommendation: Generally vote for proposals authorising the board to fix the fees payable to the external auditors, unless:

  Fees for non-audit services routinely exceed standard audit-related fees.

While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the Pensions and Lifetime Savings Association has proposed a cap on the level of non-audit fees as a proportion of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering. Historically, this cap has been set at 100 percent of audit fees, although the Pensions and Lifetime Savings Association guidelines now refer to 75 percent.

Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of "other fees" in the annual report, ISS expects that the company will disclose the nature of these services.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Generally vote for the election or re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  The board fails to meet minimum corporate governance standards - please see the following sections on independence classification and board and committee composition for further details of how this is interpreted in practice; or
  There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for:

  Material failures of governance, stewardship, or risk oversight; or
  Egregious actions related to the director's service on other boards that raise substantial doubt about that individual's ability to effectively oversee management and to serve the best interests of shareholders at any company.
Discussion

An appropriate level of biographical detail should responsibilities (including any relevant previous positions held), the experience and skills that he/she brings and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.

Overboarding

Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

  Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
  Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held but the chair

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position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Attendance

ISS may recommend against the re-election of a director if there have been repeated absences (less than 75 percent attendance) at board and committee meetings that have not been suitably explained. This applies to all directors, not just those with multiple outside directorships.

Remuneration

In cases where a serious breach of good practice is identified, and typically where pay issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

Other resolutions

Where there is evidence of long-standing poor practice and the company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote recommendation applied to the election or re-election of the board chairman or a committee chairman. Resolutions which take this approach are listed below:

  Appointment of external auditors
  Authorise board to fix remuneration of auditors
  Board and committee composition
  Remuneration policy and remuneration report

Other relevant issues

In addition to the above factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

  Representatives of a controlling shareholder where no relationship agreement is in place
  Board independence classification
  Tenure

Controlling shareholders

Following changes to the UK Listing Rules in 2014 which apply to companies with a controlling shareholder, the election or re-election of an independent director must now be approved by a normal ordinary resolution and separately approved by the minority shareholders. Both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s). Details of the relationship with the controlling shareholder should be disclosed to investors.

Board independence classification

ISS classifies a director as either an executive director or a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.

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The chairman may be either a non-executive or an executive, although the designation of an executive chairman could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company's operations.

The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chairman is assessed on appointment.

‣ General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply.

In line with the UK Corporate Governance Code:
  Has been an employee of the company or group during the last FIVE years;
  Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;
  Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;
  Has close family ties with any of the company's advisers, directors or senior employees;
  Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or
  Represents a significant shareholder.

In addition:

  Is attested by the board to be a non-independent non-executive director;
  Is a former board chairman;
  Has a substantial personal shareholding of ≥ 1 per cent ; or
  Tenure (see next section).

Tenure

On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the Pensions and Lifetime Savings Association position that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.

Board and committee composition

‣ General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:

  The company discloses details of how the issue of concern will be resolved by the next AGM.

Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.

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The re-election of a board chairman who was not considered independent upon appointment (and who would not be considered independent on an ongoing basis) will be assessed on a case-by-case basis, taking into account the overall balance of the board and his/her committee responsibilities.

Discussion

ISS will typically support the election and re-election of non-independent directors to the board if the overall board and committee composition is in line with the Code's requirements and they do not sit on the Audit and Remuneration committees.

For companies in the FTSE 350, in line with the Code, at least half the board excluding the chairman should comprise non-executive directors determined by the board to be independent. The audit committee should comprise at least three non-executive directors, and all members should be independent. The company chairman should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the company chairman may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

Companies in the FTSE All Share below the FTSE 350 should have at least two independent non-executive directors on the board, not including the company chairman. The board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The company chairman may be a member of, but not chair, of either committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

For all companies in the FTSE All Share (excluding investment trusts), the independence of the company chairman is assessed on appointment. Following his/her appointment, the chairman is considered separately to the other directors. The chairman may sit on certain board committees (as noted above) but ISS' policy is to expect a minimum level of representation of independent non-executives on the committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chairman may receive a negative vote recommendation on his or her reappointment, given he or she retains overall responsibility for the board's corporate governance arrangements.

Combined Chairman and CEO

‣ General Recommendation: Generally vote against a director who combines the CEO and chairman roles, unless:

  The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.

Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both chairman and CEO is a serious breach of good practice. However, as recognised by the Pensions and Lifetime Savings Association, the temporary combination of the roles may be justified, for example when a chairman between the departure of a CEO and the appointment of his or her successor. ISS would not usually recommend support for the election of a director to serve as a combined chairman and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.

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In some circumstances an executive chairman may be considered to effectively combine the chairman and CEO roles, notwithstanding the presence of another director on the board with the title CEO. In assessing this, ISS will pay close attention to the disclosures surrounding the split of responsibilities between the two individuals and their comparative pay levels.

Election of a Former CEO as Chairman

‣ General Recommendation: Generally vote against the election of a former CEO as chairman, unless:

  The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. The Pensions and Lifetime Savings Association notes that investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered. The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the role of chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.

Contested Director Elections

General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders; and
  Whether minority or majority representation is being sought.

When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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3.  REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the Pensions and Lifetime Savings Association in conjunction with a number of leading UK institutional investors, originally published in 2013. The principles state that:

  Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;
  Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;
  Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;
  Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and
  Companies and shareholders should have appropriately regular discussions on strategy and long-term performance.

While ISS' approach to remuneration is informed by the Pensions and Lifetime Savings Association's voting guidelines which contain the above principles, the Investment Association Principles of Remuneration, and The Directors' Remuneration Reporting Guidance produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code. In addition, for a number of years, ISS has supplemented these other sources with its own remuneration guidelines.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five-year intervals) and then only as one part of an assessment of the remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. Bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.

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In 2016, the Executive Remuneration Working Group established by the Investment Association recommended that remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. This structure may be different to the salary/bonus/LTIP model typically followed by many UK companies. When forming a view on such arrangements, ISS will pay particular attention to the following points:

(1)    How far the proposals are consistent with the good practice principles set out in these voting guidelines;

(2)    The linkage between the proposals and the company's strategic objectives;

(3)    Whether or not the proposals have an appropriate long-term focus;

(4)    The extent to which the proposals help simplify executive pay; and

(5)    The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration in the banking sector

The amendments to the Capital Requirements Directive limit the ratio between variable and fixed remuneration for certain key bank staff to 1:1 unless shareholders approve a higher ratio (up to a maximum of 2:1). ISS will consider banks' remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.

Remuneration Policy

‣ General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:

  The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;
  The company's approach to fixed remuneration is appropriate;
  The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;
  Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
  Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, with vesting levels and holding periods that are in line with UK good practice;
  Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
  The shareholding requirement for executive directors is a minimum of 200 percent of base salary;
  Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;
  Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

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  The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
  The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and
  There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice
The start and end date of the policy

The GC100 and Investor Group guidance states that investors are generally in favour of the remuneration policy coming in to effect immediately following approval at the general meeting. It also notes that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.

Base salaries

The remuneration committee should explain its policy for setting and reviewing salary levels. The GC100 and Investor Group guidance states that there is a requirement to disclose the maximum that might be paid. This must be explained in monetary terms or any other way appropriate to the company (for example, a percentage of salary).

Benefits and pensions

Companies must describe the benefits provided to directors, which are expected to be in line with standard UK practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. The Code states that the pension contribution rates for executive directors, or payments in lieu, should be aligned with those available to the workforce. A similar provision is included within the

Investment Association Principles, which state that the pension provision for executives should, where possible, be in line with the general approach to the employees as a whole.

Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. No element of variable pay should be pensionable.

Annual bonus

As set out in the Investment Association Principles, annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.

The GC100 and Investor Group states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. The target bonus should typically be set at no more than 50 percent of the maximum bonus potential; any payout above this level at target should be supported by a sufficiently robust explanation.

In cases where a remuneration committee increases the maximum bonus opportunity,

the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to

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Policy component	Good market practice

another should be fully explained. ISS does not typically support uncapped bonus schemes.

Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long-term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period.

Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.

Long-term incentive plans (LTIPs)

In line with the Investment Association Principles, scheme and individual participation limits must be fully disclosed, and any change to the maximum award should be explained and justified. Any matching shares will be considered as part of the overall quantum.

Firms should avoid operating multiple long-term schemes.

Performance periods longer than three years are encouraged. Share awards should be subject to a total vesting and holding period of five years or more, in line with the recommendations of the Code.

ISS does not typically support uncapped LTIPs in line with the Code recommendation that upper limits should be set and disclosed. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.

Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company. The

Investment Association Principles state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.

Vesting levels should generally be set at no more than 25 percent for threshold performance, however a more challenging vesting profile may be appropriate where LTIP awards represent large multiples of salary. When considering the vesting structure, ISS will take into account the stretch of the targets that have been applied and the positioning of salaries, as well as the overall quantum of the broader total remuneration package. Vesting should not occur for below median performance.

Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured,

but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.

Malus and/or clawback

Malus means to forfeit some or all of a variable remuneration award before it has vested,

while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. When designing schemes of performance-related

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Policy component	Good market practice

remuneration for executive directors, the Code states that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the committee considers it would be appropriate to do so. The Pensions and Lifetime Savings Association advises that such provisions should not be restricted solely to material misstatements of the financial statements.

Good leavers

Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the Investment

Association Principles suggest that any unvested options or conditional share-based awards should normally lapse.

In other circumstances of cessation of employment, some portion of the award may vest,

but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the remuneration committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control

The Investment Association suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

Shareholding requirement

The Pensions and Lifetime Savings Association argues for minimum shareholding guidelines of 200 percent of basic salary. Unvested holdings in share incentive plans do not count towards fulfilment of the requirement.

Post-employment shareholding requirements are becoming increasingly common. The

Code states that the remuneration committee should develop a formal policy for post-

employment shareholding requirements encompassing both unvested and vested shares.

Executive directors' service contracts, including exit payments

Executive directors should have service contracts in place with notice periods set at one year or less. If it is necessary to offer longer notice or contract periods to new directors recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.

Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-

term awards should be pro-rated for time and performance. Guidance from the

Investment Association states that severance payments arising from poor corporate performance should not extend beyond fixed pay and benefits.

Arrangements for new joiners

The GC100 and Investor Group suggests that companies may wish to consider a statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-

on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer

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Policy component	Good market practice

sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.

Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer.

Remuneration policies will be opposed if the door is left open to potential "golden hellos"

or other non-performance related awards which do not clearly align with shareholders'

interests.

Discretion

Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy, or where the policy does not operate within fixed overall limits.

Non-executive director pay

Additional remuneration, other than fees, including participation in a share option scheme, pension scheme and/or performance related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.

All-employee schemes

ISS generally supports all-employee schemes, such as Save As You Earn (SAYE) schemes and Share Incentive Plans (SIPs) as a way of promoting employee ownership. ISS follows the Investment Association position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report

‣ General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, where relevant taking into account the European Pay for Performance model4 outcomes with the qualitative review of a company's remuneration practices, paying particular attention as to whether:

  Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

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4 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:
    The degree of alignment between the company's annualised TSR rank and the CEO's annualised total pay rank within a peer group, each measured over a three-year period.
    The multiple of the CEO's total pay relative to the peer group median.
  Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualised TSR during the period.

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  The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
  Performance targets are measured over an appropriate period and are sufficiently stretching;
  Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
  Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;
  Any special arrangements for new joiners were in line with good market practice;
  The remuneration committee exercised discretion appropriately; and
  There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review, and the extent to which these were compliant with the remuneration policy as approved by shareholders. The elements of the report which ISS considers are described in more detail in the following section.

Report component	Good market practice
Base salaries, benefits and pensions

Remuneration committees are required to justify salary levels and increases in basic salary with reference to their remuneration policy.

Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company. The Investment Association Principles advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.

Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.

The Investment Association Principles note that any benefits relating to the relocation of an executive should be disclosed at the time of appointment.

Where these benefits are deemed necessary, they should be in place for a limited period, which is disclosed to shareholders. Each element of any relocation benefits should be detailed in the Remuneration Report

Annual bonus

The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.

There is an increasing expectation among investors that bonus targets will be disclosed retrospectively. Targets for both financial and non-financial targets should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out. If a remuneration

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Report component	Good market practice

committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively,

and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year. Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.

The payment of a 'one-off' special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.

Long-term incentive plans (LTIPs)

Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.

When assessing the awards which vested, the Investment Association

Principles advise that remuneration committees should ensure that the result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.

For awards granted in the year under review, the Investment Association

Principles note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary.

In this regard, the vesting levels for threshold and on target performance should be in line with market norms, with threshold vesting generally being no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

When there has been a material decline in a company's share price,

remuneration committees should consider reducing the size of LTIP awards at the time of grant.

The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Dilution limits

The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders. ISS supports the limits recommended as good practice by the Investment Association.

The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company's other schemes, must not exceed 10 percent of the issued ordinary

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Report component	Good market practice

share capital, adjusted for share issuance and cancellation, in any rolling 10-

year period.

Commitments to issue new shares or re-issue treasury shares under executive

(discretionary) schemes should not exceed 5 percent of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10-year period.

Any exit payments to departing directors

Exit payments to departing directors should not go beyond those to which the director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share awards.

Arrangements for new joiners

For new joiners, where an executive is appointed at an 'entry-level' salary-

point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g. sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.

Pay for new joiners during a year should match the period of the year for which they served.

The pay of the NEDs

Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce. The fees payable to NEDs should not be excessive relative to similarly-sized companies in the same sector.

The company's disclosure as to the use of remuneration consultants

The annual remuneration report must name any person who provided material advice or services to a relevant committee in the reported year and set out additional details in respect of some of them. The GC100 and Investor

Group suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.

Discretion

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

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Approval of a new or amended LTIP

‣ General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:

  The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;
  The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
  Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
  The maximum payout is capped;
  The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
  The LTIP is in line with the current remuneration policy;
  Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
  The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
  The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and
  There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a flagged "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

The Investment Association Principles emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.

4.  CAPITAL STRUCTURE

Authorise Issue of Equity with and without Pre-emptive Rights

‣ General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

  The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
  The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

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ISS will generally support resolutions seeking authorities in line with the Investment Association's Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles5. ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, the routine authority to disapply pre-emption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period. Companies can seek shareholder approval for an authority up to 10 percent, provided that any amount in excess of the standard 5 percent is to be used only for purposes of an acquisition or a specified capital investment. A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority in a manner not in line with Pre-emption Group Principles for example, by issuing shares up to 10 percent for purposes other than set out in the guidelines or by using a cash-box structure6 to issue more than the authority approved at the previous AGM - is likely to receive a negative recommendation on the share issuance authorities at the following AGM.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year's AGM.

Authorise Market Purchase of Ordinary Shares

‣ General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:

  The authority requested exceeds the levels permitted under the Listing Rules; or
  The company seeks an authority covering a period longer than 18 months.

AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

5.  OTHER ITEMS

Mergers and Acquisitions

‣ General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

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5 http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf.aspx

6 A "cash box" structure refers to a method of raising cash from the issuance of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

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When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation

Is the value to be received by the target shareholders, or paid by the acquirer, reasonable?

While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.

Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.
Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

Management should also have a favourable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors, where provided;
  The views of an independent financial adviser, where appointed;
  Whether any entities party to the transaction, including advisers, are conflicted; and
  The stated rationale for the transaction, including discussions of timing.

In the UK, under the Listing Rules the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

The Pensions and Lifetime Savings Association notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.

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Mandatory Takeover Bid Waivers

‣ General Recommendation: Generally vote against mandatory takeover bid waivers.

The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent "creeping acquisitions" and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.

When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders'  meeting. Waivers are usually sought where a company proposes to institute a share buyback programme in which a large investor or concert party does not intend to participate.

In line with the Pensions and Lifetime Savings Association, ISS will usually recommend a vote against Rule 9 waivers.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.

Authorise the Company to Call a General Meeting with Two Weeks' Notice

‣ General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days' notice if the company has provided assurance that the authority will only be used when merited. An appropriate use of the authority is in circumstances where time is of the essence.

Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days' notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.

Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. Companies which have used this authority inappropriately by calling short-notice general meetings which are not obviously time-sensitive can expect future requests to be viewed sceptically when they attempt to renew this authority in future years. ISS may recommend against the authority at the next AGM in such cases.

The UK Corporate Governance Code was updated in 2014 to recommend that notices for general meetings (other than AGMs) should be sent to shareholders at least 14 working days before the meeting.

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Authorise EU Political Donations and Expenditure

‣ General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:

  The company made explicit donations to political parties or election candidates during the year under review;
  The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or
  No cap is set on the level of donations.

Companies which have no intention of making donations to political parties or incurring obvious political expenditure may consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of 'political' under the Companies Act 2006.

Shareholder Proposals (ESG)

ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.  SMALLER COMPANIES

ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 6 of this document. The approach is largely in line with the core policy, with the exceptions identified below.

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Accept Financial Statements and Statutory Reports

‣ General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  There has been an accounting fraud or material misstatement during the year.

As stated in the core policy for this resolution, the overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:

  The identity of all the directors, their board roles, committee memberships and independence classification;
  List of major shareholders;
  Attendance at board and committee meetings; and
  Details of compliance against a "recognised corporate governance code" (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:

  Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)
  Absence of regular re-election for all directors (once every three years at a minimum); and
  Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.

Authorise Board to Fix Remuneration of Auditors

‣ General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:

  Fees for non-audit services routinely exceed standard audit-related fees.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

Director Elections

‣ General Recommendation: Generally vote for the election or re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

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  The board fails to meet minimum corporate governance standards - please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or
  There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

Discussion

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chairman, may still be considered independent.

The award of share options, the receipt of additional remuneration from the company apart from a director's fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED's independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

Board and Committee Composition

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. This means that the board should include a minimum of two independent non-executive directors. The audit and remuneration committees should be fully independent and should include a minimum of two independent non-executives. For the board and the audit and remuneration committees, the board chairman cannot count as one of the independent directors. The majority of the members of the nomination committee should be independent.

The chairman may sit on all committees provided that he/she continues to be considered independent.

For companies listed on AIM, and for other companies which are not a member of the FTSE All Share or FTSE Fledgling indices and in line with the QCA Code, the audit and remuneration committees should include independent non-executive directors only, and half the members of the nomination committee need to be independent.

For all companies, executive directors should not serve on the audit or remuneration committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the board chairman may receive a negative vote recommendation on his or her reappointment, given he/ she retains overall responsibility for the board's corporate governance arrangements.

Election of a Former CEO as Chairman

Similar to the core policy, ISS may recommend a vote against the election of a former CEO as chairman, unless the company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

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Authorise Issue of Equity without Pre-emptive Rights

‣ General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

  The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
  The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year.

Remuneration Policy Resolutions

General Recommendation: When assessing remuneration policy resolutions, a negative vote recommendation would be considered if any of the following applied:

  Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;
  Vesting of incentive awards is not conditional on the achievement of performance hurdles;
  Re-testing is allowed throughout the performance period; or
  There are any other serious issues with the policy when measured against good market practice.

Remuneration Report Resolutions

‣ General Recommendation: When assessing remuneration report resolutions, a negative vote recommendation would be considered if any of the following applied:

  Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;
  NEDs have received performance-related pay during the year under review;
  Options have been re-priced during the period under review;
  Re-testing is allowed throughout the performance period;
  Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
  There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

FTSE Fledgling companies are covered by the same remuneration reporting requirements which apply to companies in the FTSE All Share index. They are required by law to seek shareholder approval for a binding remuneration policy at least once every three years, and must also present their remuneration report to shareholders every year on an advisory basis. In contrast, companies listed on AIM are not required to provide shareholders with a vote on the remuneration report or the remuneration policy, although some do on a voluntary basis. An AIM-listed company which submits its remuneration report for shareholder approval (but not its remuneration policy) will be assessed on the basis of all the issues identified in both the remuneration policy and remuneration report sections above.

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7.  INVESTMENT COMPANIES

The voting guidelines previously issued by the NAPF (now the Pensions and Lifetime Savings Association) form the basis of our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code.

Investment companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of non-executive directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company's portfolio. The majority of trusts are externally-managed, but some investment trusts are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for investment decisions.

Director Elections

‣ General Recommendation: Generally vote for the election or re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  The board fails to meet minimum corporate governance standards please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or
  There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote recommendation would over time be applied to the chairman's re-election.

Board and committee composition

Whether executive directors are present or not, at least half of the board should comprise independent NEDs.

The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.

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The chairman may sit on all committees provided that he or she continues to be considered independent, but should not chair the audit or remuneration committees.

The AIC Code recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.

Authorise Issue of Equity without Pre-emptive Rights

‣ General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

  The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
  The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Share issuance proposals which involve the issue of C shares will be considered using the above guidance.

Remuneration

Remuneration resolutions are typically not contentious at externally-managed investment trusts. For internally-managed trusts which include executive directors on the board, ISS considers remuneration resolutions using the guidance set out under the smaller companies policy (see previous section).

Continuation of Investment Trust

‣ General Recommendation: Generally vote the continuation resolution as described below:

  ISS will vote for when the board has tabled the resolution to comply with the requirement in the trust's articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern;
  If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, ISS will consider the issues on a case-by-case basis.

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8.  OTHER POINTS TO NOTE

Board Diversity

ISS research includes commentary on the company's approach to diversity. The Pensions and Lifetime Savings Association expects companies to include a description of the board's policy on diversity, including professional, international and gender diversity, any measurable objectives that it has set for implementing the policy, and progress on achieving the objectives.

Board Director acts as Company Secretary

The Code states that the company secretary should be responsible for advising the board through the chairman on all governance matters, and investors typically expect this role to be filled by a non-board member.

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9.  APPENDIX

Good practice guidance referenced in this policy

The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:

The AIC Code of Corporate Governance (2016) http://www.theaic.co.uk/sites/default/files/hidden-files/AICCodeofCorporateGovernanceJUL16_0.pdf

Executive Remuneration Working Group Final Report (2016) http://www.theinvestmentassociation.org/assets/files/press/2016/ERWG%20Final%20Report%20July%202016.pdf

The GC100 and Investor Group Directors' Remuneration Reporting Guidance (2016) http://uk.practicallaw.com/groups/uk-gc100-investor-group

The Investment Association Principles of Remuneration (2019) https://ivis.co.uk/media/13874/Principles-of-Remuneration-Nov-2018-FINAL.pdf

The Investment Association Share Capital Management Guidelines (2016) https://www.ivis.co.uk/media/12250/Share-Capital-Management-Guidelines-July-2016.pdf

The ISS Global Principles on Executive and Director Compensation https://www.issgovernance.com/file/policy/active/emea/Europe-Voting-Guidelines.pdf

The ISS Global Voting Principles http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

Pensions and Lifetime Savings Association Corporate Governance Policy and Voting Guidelines (2018) https://www.plsa.co.uk/Portals/0/Documents/Policy-

Documents/2018/PLSA%20Corporate%20Governance%20Policy%20and%20Voting%20Guidelines%202018%202.pdf?v er=2018-01-30-103352-657

The Pre-Emption Group - Disapplying Pre-emption Rights  - A Statement of Principles (2015) http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf

The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (2018) https://www.theqca.com/shop/guides/143861/corporate-governance-code-2018-downloadable-pdf.thtml

Hermes EOS, NAPF & others - Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013) https://www.plsa.co.uk/portals/0/Documents/0351_3_remuneration_principles_for_building_and_reinforcing%20_lo ngterm_business_success_nov2013.pdf

The UK Corporate Governance Code (2018) https://www.frc.org.uk/document-library/corporate-governance/2018/uk-corporate-governance- code

The UK Corporate Governance Code (2016) https://frc.org.uk/getattachment/ca7e94c4-b9a9-49e2-a824-ad76a322873c/UK-Corporate-Governance-Code-April -2016.pdf

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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SEGALL BRYANT & HAMILL TRUST

Statement of Additional Information

for

Segall Bryant & Hamill Emerging Markets Fund

(Ticker Symbol: Retail Class - SBHEX)

(Ticker Symbol: Institutional Class - SBEMX)

Segall Bryant & Hamill International Small Cap Fund

(Ticker Symbol: Retail Class - SBHSX)

(Ticker Symbol: Institutional Class - SBSIX)

May 8, 2019

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Funds’ prospectus dated May 8, 2019, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Retail Class and Institutional Class, as applicable, of each particular Fund. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds’ Prospectus for the Retail Class and Institutional Class (as applicable) may be obtained by calling (800) 392-2673 or by writing Ultimus Fund Distributors, LLC (“UFD”) at Segall Bryant & Hamill Funds, P.O Box 46707, Cincinnati, Ohio 45246-0707. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

1

THE TRUST

The Segall Bryant & Hamill Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.

This SAI pertains to the Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill International Small Cap Fund. For information concerning any investment portfolios offered by the Trust, contact Segall Bryant & Hamill Funds, P.O. Box 46707 Cincinnati, Ohio 45246-0707 or call (800) 392-2673.

INVESTMENT LIMITATIONS

The Funds are classified as diversified funds for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Prospectus for the Funds describes the Funds’ investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for each Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Funds may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the ”SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more them 5% of the value of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by a Fund or the Trust except that up to 25% of the value of a Fund’s total assets may be invested without regard to these limitations.

Additional fundamental investment limitations for each Fund are listed below. With the exceptions noted below, the Funds may not:

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1. Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2. Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3. Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4. Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5. Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Segall Bryant & Hamill, LLC (the “Adviser”) within the investment team’s portfolio management processes. The use of any particular classification system is not a fundamental policy of the Fund. In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group of industries.

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time, provided that municipal bonds shall not be regarded as an industry or group of industries for purposes of the foregoing.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

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If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

Each Fund may borrow money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), only for short term cash flow purposes, not for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest, though each Fund will borrow no more than 10% of net assets. Under Section 18(f) of the 1940 Act, any borrowing exceeding 5% of a Fund’s total assets at the time the evidence of indebtedness is issued will be regarded as a “senior security.” The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, that Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce that Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

TYPES OF INVESTMENTS AND OTHER RISKS

EQUITY SECURITIES

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, each Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

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The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

FOREIGN INVESTMENTS

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

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Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Foreign Currency Transactions

The Funds may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

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Depository Receipts

The Funds may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

EXCHANGE-TRADED FUNDS (“ETFs”)

The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

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The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

DERIVATIVES

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Adviser had been sufficiently hedged with respect to such position.

The Adviser will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that each Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Adviser may rely on diversification to control such risks to the extent that the Adviser believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH Clearnet), rather than a bank or broker. Since neither Fund is a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

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Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Funds may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. A Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

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Writing Call Options. Each Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. Each Fund may sell index call options. A Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

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When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company.

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Stock Index Options Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

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Futures and Options on Futures

The Funds may use interest rate, foreign currency, index and other futures contracts. The Funds may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Funds may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Adviser is registered as a commodity pool operator with respect to the Fund and is subject to CFTC requirements in such capacity including recordkeeping, reporting, and disclosure requirements. A Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. As of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options as futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC with respect to the Funds, the Adviser will do so at that time.

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A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions. Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, a Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

The Funds may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

The Funds may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Each Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, each Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

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Total Return Swaps. Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. Each Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

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Currency Swaps. Each Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CYBER SECURITY RISK

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

EQUITY SECURITIES

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

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Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

DEBT SECURITIES

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

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Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Adviser attempts to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Because a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a Fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

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Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, each Fund may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

For the purposes of each Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

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Lower-Rated Debt Securities

The Funds may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

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DERIVATIVES

Options

Over-the-Counter Options. The Funds may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. A Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased OTC options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Funds will change the treatment of such instruments accordingly.

Swap Transactions

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Funds may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds is hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Funds anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

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Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Fund may enter into OTC derivative transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

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The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, each Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. Each Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

For purposes of assessing compliance with an 80% investment policy (where applicable), the Fund will count certain derivative instruments, such as interest rate swaps, credit default swaps in which the Fund is buying protection, options on swaps, and Eurodollar futures, at market value in aggregating each Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the exposure provided by these instruments is not equal to the full notional value of the derivative. With regard to other derivatives, such as futures, forwards, total return swaps, and credit default swaps in which the Fund is selling protection, the Fund counts the full notional value of the derivative in aggregating each Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the Fund’s exposure to the underlying asset is equal to the notional value.

OTHER INVESTMENTS

Investment Company Securities

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by a Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. A Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

○	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

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○	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

○	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Funds.

Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Funds will indirectly bear its proportionate share of expenses incurred by REITs in which the Funds invest in addition to the expenses incurred directly by the Funds.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

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REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Funds may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Funds invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

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A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Adviser may actively expose a Fund to credit risk. However, there can be no guarantee that the Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Government Obligations

The Funds may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

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Each Fund may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Each Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by a Fund. Accordingly, 4(a)(2) commercial paper has been determined to be liquid under procedures adopted by the Board of Trustees.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and each Fund’s investment restrictions, a Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Funds will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

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Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. When the Adviser believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

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In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s Decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and thus it is anticipated that the UK will leave the EU on or before March 29, 2019. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

DEVELOPMENTS IN THE CHINA REGION

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

MARKET CONDITIONS

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

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Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Funds, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, UFD or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.

Investment decisions for each Fund are made independently from those of the other Funds. However, the Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

The Funds’ Broker Commissions will be available after each Fund completes its first fiscal year.

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NET ASSET VALUE

The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by UFD, the Funds’ Distributor, an affiliate of Ultimus Fund Solutions, LLC.

Shares of all Segall Bryant & Hamill Funds may be exchanged for shares of all other Segall Bryant & Hamill Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily: (i) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; (ii) to collect any charge relating to a transaction effected for the benefit of a shareholder; (iii) in connection with the closing of an account, if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund, as provided in the Prospectus; and (iv) in connection with a low balance account, as provided in the Prospectus. In addition, the Trust reserves the express right to redeem shares of each Fund involuntarily at any time if the Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day and receive that day’s price. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order. Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

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Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries. Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans

Individual Retirement Accounts. An Individual Retirement Account (“Traditional IRA”) may invest in the Trust. Traditional IRAs are available to individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement. Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions). Distributions are included in gross income, except to the extent of any nondeductible contributions. Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) may also invest in the Trust. Roth IRAs are available to individuals who have earned income and their non-working spouses, who wish to use shares of the Funds as a funding medium to save for retirement. A single individual with modified adjusted gross income of up to $137,000 in 2019 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $203,000 in 2019). An individual with modified adjusted gross income of up to $10,000 in 2019 who is married, lives with his or her spouse at any time during the year and files his or her income taxes separately from his or her spouse may contribute to a Roth IRA. Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income. Contributions to a Roth IRA are not deductible. “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs. A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA. The opportunity to convert to a Roth IRA is available to all individuals regardless of income. The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent that it is a return of nondeductible Traditional IRA contributions). The 10% additional tax will not apply.

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Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of (i) $6,000 ($7,000 for an individual aged 50 or older) in 2019 or (ii) 100% of his or her taxable compensation for the year (reduced by the contributions for the taxable year to all other individual retirement plans maintained for the individual’s benefit). If the individual is married and files a joint return and his or her compensation is less than that of his or her spouse, the combined taxable compensation of the individual and his or her spouse, less his or her spouse’s contributions to Traditional and Roth IRAs for the year. Factors discussed above may further reduce an individual’s contribution limit.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs that are invested in the Trust, if the employer sponsors a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that must have been established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements). SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts. A Coverdell Education Savings Account (“Coverdell ESA”) may invest in the Trust. Coverdell ESAs are available to individuals who wish to use shares of the Funds as a funding medium to save for a child’s education. A single individual with modified adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the modified adjusted gross income limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Additional income-based factors may further reduce the contribution limit. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax. Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.” Qualified higher education expenses include post-secondary education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions). A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA vehicles that may invest in the Funds. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at (800) 392-2673. The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board has authorized the issuance of thirty-three outstanding classes of shares, consisting of seventeen retail share classes and sixteen institutional share classes, with a retail and institutional share class for the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill Institutional Small Cap, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant and Hamill International Small Cap Fund and a retail class for the Segall Bryant & Hamill Micro Cap Fund. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

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Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund’s shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f-2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of the Independent Registered Public Accounting Firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

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Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

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ADDITIONAL INFORMATION CONCERNING TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

The following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Taxation of the Funds

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships, and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

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With respect to (i) above, the Internal Revenue Service (the “IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If a Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if a Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is any net long-term capital gains in excess of the net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income, if any, that a Fund distributes to shareholders on a timely basis. Each Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, as its capital gain dividends in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

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If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund during taxable years beginning on or before December 22, 2010 may be carried forward for up to eight years following the year of the loss. Other unused capital losses may be carried forward indefinitely until they are used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. The Funds cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as a Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31, as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that each Fund will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

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Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of each Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund and its shareholders. If dividends received by the Fund during any taxable year constitute 95% or more of its gross income (excluding net capital gain), then all of the Fund dividends (other than those properly designated as capital gain dividends) may be treated as qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares. Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The maximum long-term capital gain rate applicable to individuals generally is 20%. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income” below.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund is treated as dividends. In order to receive this deduction, certain holding period requirements apply. Among such requirements, pursuant to Code Sections 246 and 854, a Fund’s corporate shareholders must hold their Fund shares at least 46 days for the 91-day period beginning on the date 45 days before the date on which a Fund’s shares becomes ex-dividend. Additionally, a Fund must meet the same holding period requirements but with respect to shares of the domestic corporation issuing dividends. Other restrictions on the dividends received deduction may apply.

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If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any exempt-interest dividend received and any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Funds.

If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Any investments by a Fund in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument. The 2017 Tax Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. The IRS has said that it will not apply this provision to require the recognition of accrued market discount. However, it is possible that the 2017 Tax Act will accelerate the recognition by a Fund of original issue discount for income tax purposes.

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Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. However, under proposed Treasury Regulations, QEF inclusions would not be qualifying income for a regulated investment company unless the earnings attributable to the inclusions are distributed to such a company in the year of the inclusion. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividends will not be eligible to be treated as qualified dividend income.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, introduced by the 2017 Tax Act, a deduction of up to 20% is available for taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). Under proposed regulations—on which taxpayers may rely pending the issuance of final regulations—allow a regulated investment company to pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. Under these proposed regulations, the amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

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Financial Products

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Non-U.S. Securities and Currency Transactions

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

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Non-U.S. Taxes

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if a Fund were to qualify as a “qualified fund of funds,” such Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Funds do not expect to qualify for either election described in this paragraph, and make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in REMICs, in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.” The percentage required to be withheld is twenty-four percent for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that it is subject to backup withholding may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares that are redeemed, exchanged, or otherwise sold, and indicate whether the shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use a default cost basis method. In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Fund must also report the gross proceeds from the sale of Fund shares.

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Surtax on Net Investment Income

An additional 3.8% Medicare surtax will be imposed on certain net investment of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations. An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

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Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules for the taxation of individuals and corporations, Certain specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among other tax changes introduced by the 2017 Tax Act, are changes to the marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers.

The 2017 Act also established a deduction for individuals and other non-corporate taxpayers of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITS. Under current law, this deduction will not be available for shareholders of regulated investment companies (including the Funds) for income that they derive from publicly traded partnerships but (under Proposed Treasury Regulations) this deduction may be available for shareholders of regulated investment companies for qualified REIT dividends that such companies derive from REITs, as discussed above under “TAXES – Special Tax Considerations – Real Estate Investment Trusts.”

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

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MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

INDEPENDENT TRUSTEES

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by the Trustees*(3)	Principal Occupation During Past 5 Years and Other Directorships(4)
Mary K. Anstine Age 78 Chairman: Since January 1, 2013 Trustee: Since February 22, 2006

●     Retired, September 2004 to present;

●     President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 to 2004;

●     Various positions leading to Executive Vice President of First Interstate Bank Corporation and predecessors (banking), 1961 to 1994.

●     Other Directorships: Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).

Thomas J. Abood Age 54 Trustee: Since November 1, 2018

●     Director, NELSON Worldwide LLC (design consulting), May 2018 to present;

●     Director, EVO Transportation & Energy Services, Inc. (alternative fuel and transportation), November 2016 to present;

●     Vice Chair of Board, Citation Jet Pilots, Inc., October 2016 to present;

●     Board Member and Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair);

●     Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair);

●     Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016;

●     Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC (financial services), October 1994 to May 2014;

●     Board Member and President, The Minikahda Club, November 2015 to November 2017.

●     Other Directorships: Mr. Abood is Director of EVO Transportation and Energy Services, Inc. (alternative fuel and transportation)

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John A. DeTore, CFA Age 60 Trustee: Since December 31, 2009

●     CIO, Capitalogix, LLC (financial and data science products), 2018 to present;

●     CEO/Founder, United Alpha, LLC (investment management firm), 2003 to 2017;

●     CIO, GRT United Alpha, LLC (investment management), 2006 to 2017;

●     CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 to 2011;

●     Managing Director/Director of Strategic R&D Putnam Investments (investment management), 1999 to 2000;

●     Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 to1999.

●     Other Directorships: None

Rick A. Pederson Age 66 Trustee: Since February 13, 2007

●     President, Foundation Properties, Inc. (a real estate investment management company), 1994 to present;

●     Partner, Bow River Capital Partners (private equity investment management firm), 2003 to present;

●     Advisor, Pauls Corporation (real estate investment management and development company), 2008 to 2018;

●     Advisory Board, Neenan Company (construction services), 2002 to2017;

●     Board Member, Prosci Inc. (private business services), 2013 to 2016;

●     Board Member, Citywide Banks (Colorado community bank), 2014-2016; Advisory Board, 2017 to present;

●     Board Member, Professional Pediatric Health Care, Inc. (a Denver based home nursing firm), 2014 to 2016;

●     Director, National Western Stock Show (not-for-profit organization), 2010 to present;

●     Director, Biennial of the Americas (not-for profit organization), 2009 to 2016.

●     Board Member, IRI Consulting (human resources management consulting firm), 2017 to present;

●     Board Member, History Colorado (nonprofit association), 2015 to present;

●     Board Member, Strong-Bridge Consulting, 2015 to present;

●     Board Member, Boettcher Foundation (not-for-profit), 2018 to present;

●     Board Member, Kivu Consulting 2019 to present.

●     Other Directorships: Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

James A. Smith Age 66 Trustee: Since December 31, 2009

●     Board Member, Western Rivers Conservancy (non-profit), 2014 to present;

●     Private Equity Consultant, 2003 to 2016;

●     Trustee, The Nature Conservancy (non-profit), July 2007-present;Chairman June 2014 to June 2016;

●     Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007 to May 2009;

●     Chairman and CEO, StellarOne Corp. (software development company), 2003 to present;

●     Executive VP Consumer Markets, Qwest Communications (telecommunications industry), 2001 to 2002;

●     President and CEO Qwest Dex (yellow pages), 1997 to 2001;

●     Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979 to 1997.

●     Other Directorships: None

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Douglas M. Sparks CPA (Inactive) Age 76 Trustee: Since December 31, 2009

●     Retired, 2000 to present;

●     General Manager, Mister Remo of California, Inc.,(apparel manufacturing) 1998 to 2000;

●     Partner, Ernst & Young LLP, (public accounting) 1981 to 1995;

●     Senior Manager, Ernst & Young LLP, (public accounting) 1977 to 1981;

●     Staff Professional, Ernst & Young LLP, (public accounting) 1968 to 1977.

●     Other Directorships: None

Janice M. Teague Retired CPA Age 65 Trustee: Since February 13, 2007 President: June 2, 2016 to May 1, 2018

●     Retired, June 2003 to present;

●     Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 to May 2003;

●     Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 to May 2003;

●     Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 to May 2003.

●     Other Directorships: None

*	As of the date of this SAI, the Trustees of the Trust oversee 17 Segall Bryant & Hamill Funds.

[1]	Each trustee may be contacted by writing to the trustee, Segall Bryant & Hamill Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

[2]	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently twenty Funds in the Fund Complex, including seventeen Segall Bryant & Hamill Funds, Litman Gregory Masters Smaller Companies Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern 360 Engage Fund, which are also advised or sub-advised by Segall Bryant & Hamill, LLC.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUST OFFICERS

Name, Address(1),Age, Position with Trust, Term of Position	Principal Occupation
Philip L. Hildebrandt, CFA Age 55 President: Since May 1, 2018	● Chief Executive Officer, Principal, Segall Bryant & Hamill, LLC, 2006 to present.
Jasper R. Frontz, CPA, CFA Age 50 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004

●    Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●    Registered Representative, ALPS Distributors, Inc., 1995 to present;

●    Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018; Partner;

●    Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.

Derek W. Smith Age 37 Secretary: Since November 15, 2018

●    Manager, Compliance, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●    Compliance Manager, Denver Investments, March 2017 to April 30, 2018;

●    Fund; Administration and Compliance Specialist, Denver Investments, October 2014 to March 2017;

●    Senior Compliance Analyst, Great-West Financial, April 2013 to October 2014;

●    Compliance Analyst, Great-West Financial, February 2010 to April 2013;

●    Senior Compliance Coordinator, Great-West Financial, June 2009 to February 2010.

Ryan Johanson Age 34 1290 Broadway, Suite 1100 Denver, Colorado 80203 Assistant Treasurer: Prior to May 6, 2019 since August 24, 2017

●    Fund Controller, ALPS Fund Services, Inc. July 2016 - present; Financial Reporting Manager, December 2014 - July 2016; Financial Reporting Supervisor, July 2012 - December 2014, ALPS Fund Services, Inc.

●    Consultant for PricewaterhouseCoopers, LLP (Audit Senior) November 2011 – April 2012, The Siegfried Group.

●    ● Audit Supervisor 2010-2011, Audit Senior 2009-2010, Staff Accountant 2006-2009, Spicer Jeffries LLP.

Jenny L. Leamer Age 43 Assistant Treasurer: As of and subsequent to May 6, 2019

●    Mutual Fund Controller of Ultimus Fund Solutions, LLC 2014 to present;

●    Ultimus Managers Trust, Treasurer, October 2014 to present;

●    Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●    Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

Maggie Bull Age 53 Assistant Secretary: As of and subsequent to May 6, 2019	● Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to present; ● Chief compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1961 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

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Thomas J. Abood

Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018. He currently serves as Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is Chairman and Director of EVO Transportation & Energy Services, Inc., a publicly reporting energy and transportation company that invests in specialty trucking and natural gas-powered vehicle service stations. Mr. Abood also serves on a volunteer basis as Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervised and managed the bankruptcy reorganization of the archdiocese. He was selected to serve as a Trustee of the Trust based on his significant experience in the investment management and financial services industries.

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 30 years of financial services experience. Currently, Mr. DeTore is the Chief Investment Officer of Capitalogix LLC. Previously, Mr. DeTore was the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He has held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as President of Foundation Properties, Inc., a real estate investment management company, and is a Partner and Advisory Board Member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, a former Advisory Board member at Neenan Co., a construction services company, a Board Member of Citywide Banks, a community bank, and a Director of two not-for-profit organizations, the National Western Stock Show and former Director Biennial of the Americas, both not-for-profit organizations. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Mr. Smith’s principal occupations included serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks, a Certified Public Accountant (inactive), has been an Independent Trustee to the Trust since December 31, 2009. Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

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Janice M. Teague

Ms. Teague, a Certified Public Accountant (retired), has been an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience and is a retired Certified Public Accountant. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Segall Bryant & Hamill, LLC to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances. These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Audit Committee is comprised of Mses. Anstine and Teague and Mr. Sparks (Chairman). All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2018.

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The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. The Investment Review Committee is comprised of Messrs. Abood, DeTore, Smith and Pederson (Chairman). The Investment Review Committee met four times during the fiscal year ended December 31, 2018.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee is comprised of Mr. Sparks, and Mses. Teague and Anstine (Chairman), each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met one time during the fiscal year ended December 31, 2018.

Trustee Ownership of Fund Shares

As of the date of this SAI, the Trustees and officers of the Trust as a group owned no shares of the Fund.

Each Independent Trustee receives an annual fee of $30,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $1,000 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is $1,000 per Trustee. The President receives a fee of $5,000 per regularly scheduled Board meeting. The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2018:

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Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Mary K. Anstine, Chairman/Trustee	$68,000	--	$68,000
Thomas J. Abood* Trustee	10,500		10,500
John A. DeTore, Trustee	57,000	--	57,000
Rick A. Pederson, Trustee	60,000	--	60,000
James A. Smith, Trustee	57,000	--	57,000
Douglas M. Sparks, Trustee	66,000	--	66,000
Robert L. Stamp***	33,226	--	33,226
Janice M. Teague, Trustee	72,000	--	72,000
Jasper R. Frontz, Chief Compliance Officer	140,000	--	140,000

*	The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person. There were twenty-one funds in the Fund Complex: the eighteen Segall Bryant & Hamill Funds currently offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern 360 Engage Fund, which are also advised by Segall Bryant & Hamill, LLC.

**	Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018.

***	Mr. Stamp resigned as a Trustee to the Fund effective November 15, 2011. Compensation reported here for Mr. Stamp is deferred compensation resulting from his participation in the Trust’s Deferred Compensation Plan.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Adviser, of which Mr. Frontz, Treasurer and Chief Compliance Officer of the Trust, is a Principal and Mr. Philip L. Hildebrandt, President of the Trust, is Chief Executive Officer and a Principal, receives compensation as the investment advisor and co-administrator. Ultimus Fund Solutions, LLC (“ Ultimus”), of which Ms. Leamer and Ms. Bull are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, UFD, serves as distributor to the Trust.

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Except for Mr. Frontz, no employee of UFD, Ultimus or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Funds pursuant to Advisory Agreements. In the Advisory Agreements, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The current Advisory Agreement for the Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill International Small Cap Fund became effective May 1, 2019.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Fund	Annual Management Fee

Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%

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From May 8, 2019 until at least September 30, 2021, for the Segall Bryant & Hamill Emerging Markets Fund Retail Class and for the Segall Bryant & Hamill International Small Cap Fund Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23%, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to September 30, 2021 without the approval of the Board of Trustees.

From May 8, 2019 until at least September 30, 2021, for the Segall Bryant & Hamill Emerging Markets Fund’s Institutional Class and the Segall Bryant & Hamill International Small Cap Fund Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23%, respectively, for such period. These agreements may not be terminated or modified prior to September 30, 2021 without the approval of the Board of Trustees.

The Fund’s advisory fee information will be available after each Fund has completed its first fiscal year.

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Adviser on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

As of May 6, 2019, Ultimus Fund Distributors, LLC (“UFD”), (the “Distributor”) an affiliate of Ultimus Fund Solutions, LLC, with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by UFD as agent of the Funds, and UFD has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. UFD is not entitled to any compensation for its services as Distributor. Until May 6, 2019, IMST Distributors, LLC served as Distributor of the Segall Bryant & Hammill Emerging Markets Fund and Segall Bryant & Hamill International Small Cap Funds.

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Administrators

Pursuant to an Administration Agreement, effective May 6, 2019, Ultimus Fund Solutions, LLC, and Segall Bryant & Hamill, LLC serve as co-administrators to the Funds (the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in each Fund’s operations.

The Annual Administration Fees payable to the Administrator are allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

Effective May 6, 2019, Ultimus Fund Solutions, LLC (“Ultimus”) has entered into a Master Services Agreement (the “Ultimus Administration Agreement”) to maintain the financial accounts and records of the Funds, to compute the net asset value and certain other financial information of the Funds and generally assist in each Fund’s operations. Ultimus receives a fee for such services based on the Trust’s assets.

Also effective May 1, 2018, Segall Bryant & Hamill, LLC, through assignment, is a party to an Administration Agreement (the “SBH Administration Agreement”) to assist in maintaining the Funds’ office; furnishing the Funds with clerical and certain other services required by the Funds; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Funds; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations and generally assist in the each Fund’s operations.

The fees to be paid by the Funds, pursuant to the SBH Administration Agreement discussed above are 0.01%, effective May 1, 2019.

 The Funds’ co-administrator fees will be available after each Fund completes its first fiscal year.

Shareholder Service Plan

The Board has adopted, on behalf of the Funds, a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Funds; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Funds on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Funds; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.25% and 0.10% of the Fund’s average daily net assets of the Funds’ Retail and Institutional Class, respectively, payable monthly. The amount paid by a Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization agent, and/or in terms of percentage of the net assets of such accounts.

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CUSTODIAN AND TRANSFER AGENT

Effective May 6, 2019, Brown Brothers Harriman (“BBH”) (the “Custodian”), with principal offices at 50 Post Office Square, Boston, MA 02110, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of each Fund subject to an overall minimum. Until May 6, 2019, UMB Bank, n.a., an affiliate of UMBFS, with offices at 928 Grand Boulevard, Kansas City, Missouri 64106, served as the Fund’s custodian.

Ultimus , pursuant to a Master Services Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Master Services Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

Portfolio Managers

The Segall Bryant & Hamill Emerging Markets and the Segall Bryant & Hamill International Small Cap Funds are managed by Scott E. Decatur, Ph.D. and Nicholas C. Fedako, CFA.

Other Accounts Managed by the Portfolio Managers. As of October 31, 2018, information on other accounts managed by the portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Scott E. Decatur	0	$0	38	$1,047.8	3	$188.5
Nicholas C. Fedako, CFA	0	$0	38	$1,047.8	3	$188.5

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	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Scott E. Decatur	0	$0	4	$114.2	0	$0
Nicholas C. Fedako, CFA	0	$0	4	$114.2	0	$0

Description of Material Conflicts of Interest

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Segall Bryant & Hamill Funds Portfolio Manager Compensation Structure Disclosure

The Adviser’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation, as well as possible equity ownership in the firm.

Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from the Adviser’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of the Adviser.

The Adviser believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance.

Portfolio managers may also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of shares owned by each portfolio manager in each Fund as of October 31, 2018.

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Name of Portfolio Manager	Dollar Range of Securities in each Fund Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
	Emerging Markets Fund	International Small Cap Fund
Scott E. Decatur	$500,001-$1,000,000	$100,001-$500,000
Nicholas C. Fedako	$10,001-$50,000	$10,001-$50,000

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds’ custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Segall Bryant & Hamill Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds’ website at www.sbhfunds.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Funds’ website on or around the 15th of each month and the Funds are allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Funds’ website. Portfolio holdings information is disclosed to the Funds’ service providers or its agents in order to carry out the Funds’ operations. Each of the Funds’ service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

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Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Abel/Noser Corp. (Trade Cost Analysis Services used by Adviser)	Daily	None	Daily	Daily
CapitalIQ (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Segall Bryant & Hamill, LLC (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
Eagle Investment Systems (Accounting Systems Software utilized by Adviser)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System and Compliance Monitoring System provider utilized by Adviser)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
ISS, Inc. (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Schwab Compliance Technologies (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Ultimus Fund Solutions, LLC (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
Brown Brothers Harriman (Custodian)	Daily	None	Daily	Daily
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month
FIS InvestOne (Mutual Fund Accounting Systems Software utilized by Ultimus)	As needed	None	Daily	As needed
Deloitte & Touche LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

Neither the Funds nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds’ President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of Segall Bryant & Hamill Funds shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 17th St., Suite 3600, Denver, CO 80202, serves as Independent Registered Public Accounting Firm for the Funds.

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The Funds recently commenced operations and, as a result, there are no financial statements available.

COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

The Trust, the Adviser and Ultimus have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. You can obtain the codes of ethics using the EDGAR Database on the SEC’s website at www.sec.gov and paper copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Funds. To execute this responsibility, the Adviser relies heavily on its subscription to Institutional Shareholder Services (ISS). A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.sbhfunds.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling Ultimus Fund Solutions, LLC at (800) 392-2673.

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

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Yield Calculations – Segall Bryant & Hamill Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.

b =	expenses accrued for the period (net of reimbursements).

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

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With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Fund’s “tax-equivalent” yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund’s tax-free yield. The Fund’s tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund’s yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results. Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

P=	hypothetical initial payment of $1,000.

N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

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The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

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The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares a Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. “Compounding” refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser’s method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

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There are no shareholders as of the date of this SAI as the Funds have not yet commenced operations.

FINANCIAL STATEMENTS

The Funds have not yet commenced operations and, as a result, there are no financial statements available. When available, you can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

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“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-	PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

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“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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“BB” – Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

● Positive means that a rating may be raised.

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● Negative means that a rating may be lowered.

● Stable means that a rating is not likely to change.

● Developing means a rating may be raised or lowered.

● N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

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“MIG-1”/”VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Summary of Segall Bryant & Hamill, LLC’s Proxy Voting Policy

Segall Bryant & Hamill relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we fully review ISS’ independence and its Proxy Voting Guidelines. We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or CEO. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Segall Bryant & Hamill will exercise its voting authority. However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Segall Bryant & Hamill may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Segall Bryant & Hamill is an affiliated party, Segall Bryant & Hamill will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Segall Bryant & Hamill Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’ proxy voting recommendations for 2019.

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United States Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

U.S. Proxy Voting Guidelines

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Mergers	71
SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	71
Establish Director Ownership Requirement	71
Reimburse Shareholder for Expenses Incurred	71
Terminate the Investment Advisor	71

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS' U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships ("LPs"), master limited partnerships ("MLPs"), limited liability companies ("LLCs"), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities ("ARPS") and Variable Rate Municipal Term Preferred securities ("VMTPs").

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:
  U.S. Domestic Issuers - which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies - are generally covered under standard U.S. policy guidelines.
  Foreign Private Issuers (FPIs) - which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) - are covered under a combination of policy guidelines:
    FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and
    For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases - including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets - items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the "assigned" market coverage.

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1. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

‣ General Recommendation:  Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS' Classification of Directors) when:

  Independent directors comprise 50 percent or less of the board;
  The non-independent director serves on the audit, compensation, or nominating committee;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors - U.S.

1	.Executive Director
	1.1	Current employee or current officer[1] of the company or one of its affiliates[2].

2	.Non-Independent Non-Executive Director
Board Identification
	2.1	Director identified as not independent by the board.
Controlling/Significant Shareholder
	2.2	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Former CEO/Interim Officer
	2.3	Former CEO of the company. [3], [4]
	2.4	Former CEO of an acquired company within the past five years.[4]
	2.5	.Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer's employment agreement will be made.[5]
Non-CEO Executives
	2.6	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
	2.7	Officer[1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.8	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.9	Immediate family member[6] of a current or former officer[1]of the company or its affiliates[2] within the last five years.
	2.10.	Immediate family member[6]of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-
Section 16 officer in a key strategic role).
Transactional, Professional, Financial, and Charitable Relationships
	2.11.	Currently provides (or an immediate family member[6]provides) professional services[7] to the company, to an affiliate[2]of the company or an individual officer of the company or one of its affiliates in excess of
$10,000 per year.
	2.12	Is (or an immediate family member[6]is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7]to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
	2.13.	Has (or an immediate family member[6]has) any material transactional relationship[8] with the company or its affiliates[2](excluding investments in the company through a private placement).
	2.14	Is (or an immediate family member[6]is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8]with the company or its affiliates[2]
(excluding investments in the company through a private placement).
	2.15	Is (or an immediate family member[6]is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8]from the company or its affiliates[2].
Other Relationships
	2.16	Party to a voting agreement[9]to vote in line with management on proposals being brought to shareholder vote.
	2.17	Has (or an immediate family member[6]has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
	2.18.	Founder[11] of the company but not currently an employee.
	2.19	Any material[12] relationship with the company

3	Independent Director
	3.1	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company, ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the tial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step -parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient's gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders' interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

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11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

  Medical issues/illness;
  Family emergencies; and
  Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

  Sit on more than five public company boards; or
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own withhold only at their outside boards3.

Diversity: Highlight boards with no gender diversity. For 2019 meetings, no adverse vote recommendations will be made due to a lack of gender diversity.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2020, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:

  A firm commitment, as stated in the proxy statement, to appoint at least one female to the board in the near term;
  The presence of a female on the board at the preceding annual meeting; or
  Other relevant factors as applicable.

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2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

3 Although all of a CEO's subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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U.S. Proxy Voting Guidelines

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

  The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
    Disclosed outreach efforts by the board to shareholders in the wake of the vote;
    Rationale provided in the proxy statement for the level of implementation;
    The subject matter of the proposal;
    The level of support for and opposition to the resolution in past meetings;
    Actions taken by the board in response to the majority vote and its engagement with shareholders;
    The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
    Other factors as appropriate.
  The board failed to act on takeover offers where the majority of shares are tendered;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

  The company's previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
    The company's response, including:
      Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
      Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
      Disclosure of specific and meaningful actions taken to address shareholders' concerns;
    Other recent compensation actions taken by the company;
    Whether the issues raised are recurring or isolated;
    The company's ownership structure; and
    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
  The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

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4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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U.S. Proxy Voting Guidelines

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

  The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
  The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

  A classified board structure;
  A supermajority vote requirement;
  Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
  The inability of shareholders to call special meetings;
  The inability of shareholders to act by written consent;
  A multi-class capital structure; and/or
  A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

  The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
  Disclosure by the company of any significant engagement with shareholders regarding the amendment;
  The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
  The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
  The company's ownership structure;
  The company's existing governance provisions;
  The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
  Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

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5 Public shareholders only, approval

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U.S. Proxy Voting Guidelines

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

  Classified the board;
  Adopted supermajority vote requirements to amend the bylaws or charter; or
  Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

  The level of impairment of shareholders' rights;
  The disclosed rationale;
  The ability to change the governance structure (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
  The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
  Any reasonable sunset provision; and
  Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

  The presence of a shareholder proposal addressing the same issue on the same ballot;
  The board's rationale for seeking ratification;
  Disclosure of actions to be taken by the board should the ratification proposal fail;
  Disclosure of shareholder engagement regarding
  The level of impairment to shareholders' rights caused by the existing provision;
  The history of management and shareholder proposals on the provision at the company's past meetings;
  Whether the current provision was adopted in response to the shareholder proposal;
  The company's ownership structure; and
  Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders' Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

  The company's governing documents impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

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U.S. Proxy Voting Guidelines

  The non-audit fees paid to the auditor are excessive;
  The company receives an adverse opinion on the company's financial statement from its auditor; or
  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

  Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining  whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

  There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices; or
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

  The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay; or
  The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

  The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
  The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
  Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
  Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
  Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

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U.S. Proxy Voting Guidelines

  Material failures of governance, stewardship, risk oversight6, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

‣ General Recommendation: In cases where companies are targeted in connection with public "vote-no" campaigns,  evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the company relative to its industry;
  Management's track record;
  Background to the contested election;
  Nominee qualifications and any compensatory arrangements;
  Strategic plan of dissident slate and quality of the critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates); and
  Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

‣ General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for responsible use of company stock will be considered.

Age/Term Limits

‣ General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

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6 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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U.S. Proxy Voting Guidelines

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

‣ General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

‣ General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

‣ General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

  The reasonableness/scope of the request; and
  The company's existing disclosure on its current CEO succession planning process.

Cumulative Voting

‣ General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

  The company has proxy access7, thereby allowing shareholders to nominate directors to the
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

‣ General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

  Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
  Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
  Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

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7 A proxy access right that meets the recommended guidelines.

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U.S. Proxy Voting Guidelines

Vote for only those proposals providing such expanded coverage in cases was unsuccessful if both of the following apply:

  If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

‣ General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

  The company's board committee structure, existing  subject matter expertise,  and board nomination provisions relative to that of its peers;
  The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
  The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
  The scope and structure of the proposal.

Establish Other Board Committee Proposals

‣ General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

  Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
  Level of disclosure regarding the issue for which board oversight is sought;
  Company performance related to the issue for which board oversight is sought;
  Board committee structure compared to that of other companies in its industry sector; and
  The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

‣ General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders' ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

‣ General Recommendation: Generally vote for shareholder proposals requiring by an independent director, taking into consideration the following:

  The scope of the proposal;
  The company's current board leadership structure;
  The company's governance structure and practices;

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U.S. Proxy Voting Guidelines

  Company performance; and
  Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

‣ General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already Independent Director (See ISS' Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

‣ General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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U.S. Proxy Voting Guidelines

Proxy Access

‣ General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

  Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
  Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
  Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
  Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

‣ General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

‣ General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
  Effectively disclosed information with respect to this structure to its shareholders;
  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
  The company has an independent chairman or a lead director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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U.S. Proxy Voting Guidelines

2.  AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

‣ General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

  The terms of the auditor agreement - the degree to which these agreements impact shareholders' rights;
  The motivation and rationale for establishing the agreements;
  The quality of the company's disclosure; and
  The company's historical practices in the audit

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

‣ General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
  Fees for non-audit services ("Other" fees) are excessive

Non-audit fees are excessive if:

  Non-audit ("other") fees   > audit fees + audit-related fees related fees + tax compliance/preparation

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

‣ General Recommendation:  Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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U.S. Proxy Voting Guidelines

Shareholder Proposals on Audit Firm Rotation

‣ General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of Audit Committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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U.S. Proxy Voting Guidelines

3.  SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

‣ General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

‣ General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

  Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
  The company's ownership structure and historical voting turnout;
  Whether the board could amend bylaws adopted by shareholders; and
  Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

‣ General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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U.S. Proxy Voting Guidelines

‣ General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

‣ General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

‣ General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

‣ General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

‣ General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

‣ General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

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  The company's stated rationale for adopting such a provision;
  Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
  The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
  Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

‣ General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under his fiduciary out  will  be put to a  shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

‣ General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

‣ General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

  The scope and structure of the proposal;
  The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
  The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
  Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
  Any recent controversies or concerns related to the company's proxy voting mechanics;
  Any unintended consequences resulting from implementation of the proposal; and

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  Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

  The presence of a shareholder proposal addressing the same issue on the same ballot;
  The board's rationale for seeking ratification;
  Disclosure of actions to be taken by the board should the ratification proposal fail;
  Disclosure of shareholder engagement regarding the board's ratification request;
  The level of impairment to shareholders' rights caused by the existing provision;
  The history of management and shareholder
  Whether the current provision was adopted in response to the shareholder proposal;
  The company's ownership structure; and
  Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

‣ General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;
  One or more of the dissident's candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

‣ General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

  Reasons for reincorporation;
  Comparison of company's governance practices and provisions prior to and following the reincorporation; and
  Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

‣ General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered8 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

Shareholder Ability to Call Special Meetings

‣ General Recommendation: Vote against management or shareholder proposals ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders' current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10 percent preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Stakeholder Provisions

‣ General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

‣ General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

‣ General Recommendation: Vote against proposals to require a supermajority shareholder vote.

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8 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

  Ownership structure;
  Quorum requirements; and
  Vote requirements.

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4.  CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

‣ General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

‣ General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
    The company's use of authorized shares during the last three years;

  The Current Request:
    Disclosure in the proxy statement of the specific purposes of the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
    The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

‣ General Recommendation: Generally vote against proposals to create a new class of common stock unless:

  The company discloses a compelling rationale for the dual-class capital structure, such as:
    The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
    The new class of shares will be transitory;
  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

‣ General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

‣ General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

  The size of the company;
  The shareholder base; and
  The liquidity of the stock.

Preferred Stock Authorization

‣ General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
    The company's use of authorized preferred shares during the last three years;

  The Current Request:
    Disclosure in the proxy statement of the specific purposes for the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

  More simplified capital structure;
  Enhanced liquidity;
  Fairness of conversion terms;
  Impact on voting power and dividends;
  Reasons for the reclassification;
  Conflicts of interest; and
  Other alternatives considered.

Reverse Stock Splits

‣ General Recommendation: Vote for management proposals to implement a reverse stock split if:

  The number of authorized shares will be proportionately reduced; or
  The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

  Stock exchange notification to the company of a potential delisting;
  Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
  The company's rationale; or
  Other factors as applicable.

Share Repurchase Programs

‣ General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

‣ General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes;
  Excessive increases in authorized capital stock;
  Unfair method of distribution;
  Diminution of voting rights;
  Adverse conversion features;

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  Negative impact on stock option plans; and
  Alternatives such as spin-off.

Restructuring

Appraisal Rights

‣ General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

‣ General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

  Purchase price;
  Fairness opinion;
  Financial and strategic benefits;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives for the business;
  Non-completion risk.

Asset Sales

‣ General Recommendation: Vote case-by-case on asset sales, considering the following factors:

  Impact on the balance sheet/working capital;
  Potential elimination of diseconomies;
  Anticipated financial and operating benefits;
  Anticipated use of funds;
  Value received for the asset;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest.

Bundled Proposals

‣ General Recommendation: Vote case-by-case on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

‣ General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

‣ General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

  Dilution to existing shareholders' positions;
  Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
  Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
  Management's efforts to pursue other alternatives;
  Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
  Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

‣ General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

  The reasons for the change;
  Any financial or tax benefits;
  Regulatory benefits;
  Increases in capital structure; and
  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

  Increases in common or preferred stock in excess
  Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

‣ General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

  Offer price/premium;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives/offers considered; and
  Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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  Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
    Are all shareholders able to participate in the transaction?
    Will there be a liquid market for remaining shareholders following the transaction?
    Does the company have strong corporate governance?
    Will insiders reap the gains of control following the proposed transaction?
    Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

‣ General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

  Percentage of assets/business contributed;
  Percentage ownership;
  Financial and strategic benefits;
  Governance structure;
  Conflicts of interest;
  Other alternatives; and
  Non-completion risk.

Liquidations

‣ General Recommendation: Vote case-by-case on liquidations, taking into account the following:

  Management's efforts to pursue other alternatives;
  Appraisal value of assets; and
  The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

‣ General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

  Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

  Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

    The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

    When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

  Financial issues:
    The company's financial condition;
    Degree of need for capital;
    Use of proceeds;
    Effect of the financing on the company's cost of capital;
    Current and proposed cash burn rate;
    Going concern viability and the state of the capital and credit markets.

  Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

  Control issues:
    Change in management;
    Change in control;
    Guaranteed board and committee seats;
    Standstill provisions;
    Voting agreements;
    Veto power over certain corporate actions; and
    Minority versus majority ownership and corresponding minority discount or majority control premium.

  Conflicts of interest:
    Conflicts of interest should be viewed from the perspective of the company and the investor.
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    Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
  Market reaction:
    The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

‣ General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

  Estimated value and financial prospects of the reorganized company;
  Percentage ownership of current shareholders in the reorganized company;
  Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
  The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
  Existence of a superior alternative to the plan of reorganization; and
  Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

‣ General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

  Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
  Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
  Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
  Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
  Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
  Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

‣ General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

  Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.
  Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
  Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
  Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

‣ General Recommendation: Vote case-by-case on spin-offs, considering:

  Tax and regulatory advantages;
  Planned use of the sale proceeds;
  Valuation of spinoff;
  Fairness opinion;
  Benefits to the parent company;
  Conflicts of interest;
  Managerial incentives;
  Corporate governance changes;
  Changes in the capital structure.

Value Maximization Shareholder Proposals

‣ General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

  Hiring a financial advisor to explore strategic alternatives;
  Selling the company; or
  Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

  Prolonged poor performance with no turnaround in sight;
  Signs of entrenched board and management (such as the adoption of takeover defenses);
  Strategic plan in place for improving value;
  Likelihood of receiving reasonable value in a sale or dissolution; and
  The company actively exploring its strategic options, including retaining a financial advisor.

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5.  COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation Management Proposals (Management Say-on-Pay)

‣ General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or" SOP") if:

  There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices;
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

  There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
  The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
  The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
  The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:
  The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
  The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
  The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[11] the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

  The ratio of performance- to time-based incentive awards;
  The overall ratio of performance-based compensation;
  The completeness of disclosure and rigor of performance goals;
  The company's peer group benchmarking practices;
  Actual results of financial/operational metrics, both absolute and relative to peers;
  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
  Realizable pay12 compared to grant pay; and
  Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking or present a windfall risk; and
  Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

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9 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

10 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

11  Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

12  ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Extraordinary perquisites or tax gross-ups;
  New or materially amended agreements that provide for:
    Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
    CIC excise tax gross-up entitlements (including "modified" gross-ups);
    Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
    Liberal CIC definition combined with any single-trigger CIC benefits;
  Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
  Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related responsiveness to investor input and engagement on compensation issues:

  Failure to respond to majority-supported shareholder proposals on executive pay topics; or
  Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
    The company's response, including:
      Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
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    Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
    Disclosure of specific and meaningful actions taken to address shareholders' concerns;
  Other recent compensation actions taken by the company;
  Whether the issues raised are recurring or isolated;
  The company's ownership structure; and
  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

‣ General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

‣ General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an "against" recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

  Single- or modified-single-trigger cash severance;
  Single-trigger acceleration of unvested equity awards;
  Full acceleration of equity awards granted shortly before the change in control;
  Acceleration of performance awards above the target level of performance without compelling rationale;
  Excessive cash severance (generally >3x base salary and bonus);
  Excise tax gross-ups triggered and payable;
  Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
  Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

‣ General Recommendation: Vote case-by-case on certain equity-based compensation plans13 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

  Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
    SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
    SVT based only on new shares requested plus shares remaining for future grants.

  Plan Features:
    Quality of disclosure around vesting upon a change in control (CIC);
    Discretionary vesting authority;
    Liberal share recycling on various award types;
    Lack of minimum vesting period for grants made under the plan;
    Dividends payable prior to award vesting.

  Grant Practices:
    The company's three-year burn rate relative to its industry/market cap peers;
    Vesting requirements in CEO's recent equity grants (3-year look-back);
    The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
    The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
    Whether the company maintains a sufficient claw-back policy;
    Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

  Awards may vest in connection with a liberal change-of-control definition;
  The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies - or by not prohibiting it when the company has a history of repricing - for non-listed companies);
  The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
  The plan is excessively dilutive to shareholders' holdings; or
  Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

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13 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry  group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry benchmark. cap equations to 14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

  Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
  Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
  The cancellation of underwater options in exchange for stock awards; or
  Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

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14  For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

  Severity of the pay-for-performance misalignment;
  Whether problematic equity grant practices are driving the misalignment; and/or
  Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

‣ General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

  Addresses administrative features only; or
  Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS' Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company's initial public offering), or if the initial proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

  Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS' Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

  If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
  If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
  If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

‣ General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

‣ General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans Qualified Plans

‣ General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans Non-Qualified Plans

‣ General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent percent from market value; and
  No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

‣ General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?;
  Is this a value-for-value exchange?;
  Are surrendered stock options added back to the plan reserve?;
  Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
  Option vesting--does the new option vest immediately or is there a black-out period?;
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

‣ General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered

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using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

‣ General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting;

  Bid-price;

  Term of options;

  Cost of the program and impact of the TSOs on company's total option expense; and

  Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

‣ General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

  If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
  An assessment of the following qualitative factors:
    The relative magnitude of director compensation as compared to companies of a similar profile;
    The presence of problematic pay practices relating to director compensation;
    Director stock ownership guidelines and holding requirements;
    Equity award vesting schedules;
    The mix of cash and equity-based compensation;
    Meaningful limits on director compensation;

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  The availability of retirement benefits or perquisites; and
  The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

‣ General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

  The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
  The company's three-year burn rate to its industry/market cap peers (in certain circumstances); and
  The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

  The relative magnitude of director compensation as compared to companies of a similar profile;
  The presence of problematic pay practices relating to director compensation;
  Director stock ownership guidelines and holding requirements;
  Equity award vesting schedules;
  The mix of cash and equity-based compensation;
  Meaningful limits on director compensation;
  The availability of retirement benefits or perquisites; and
  The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

‣ General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking "Plus"

‣ General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

  The company's past practices regarding equity and cash compensation;
  Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
  Whether the company has a rigorous claw-back policy in place.

Compensation Consultants - Disclosure of Board or Company's Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

‣ General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

‣ General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

‣ General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

  The percentage/ratio of net shares required to be retained;
  The time period required to retain the shares;
  Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
  Whether the company has any other policies aimed at mitigating risk taking by executives;
  Executives' actual stock ownership and the degree to period/retention ratio or the company's existing requirements; and
  Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

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  The company's current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
  If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
  The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

‣ General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

  Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

‣ General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

  Set compensation targets for the plan's annual and long-term incentive and pay components at or below the peer group median;
  Deliver a majority of the plan's target long-term compensation long through performance-vested, not simply time-vested, equity awards;
  Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establish performance targets for each plan financial metric relative to the performance of the companies;
  Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company's annual and long-term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

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  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
  An executive may not trade in company stock outside the 10b5-1 Plan;
  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

‣ General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

‣ General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

  If the company has adopted a formal recoupment policy;
  The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
  Whether the company has chronic restatement history or material financial problems;
  Whether the company's policy substantially addresses the concerns raised by the proponent;
  Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
  Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

  The frequency and timing of the company's share buybacks;
  The use of per-share metrics in incentive plans;
  The effect of recent buybacks on incentive metric results and payouts; and
  Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

‣ General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company's  supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

‣ General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

‣ General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

  The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

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  Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.  ROUTINE/MISCELLANEOUS

Adjourn Meeting

‣ General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

‣ General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

‣ General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

‣ General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

‣ General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

‣ General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.  SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

‣ General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

‣ General Recommendation: Generally vote for proposals seeking or animal welfare-related risks, unless:

  The company has already published a set of animal welfare standards and monitors compliance;
  The company's standards are comparable to industry peers; and
  There are no recent significant fines, litigation, or controversies related to the company's and/or its suppliers' treatment of animals.

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Animal Testing

‣ General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
  There are recent, significant fines or litigation

Animal Slaughter

‣ General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

‣ General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

  The potential impact of such labeling on the company's business;
  The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
  Company's current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

‣ General Recommendation: Vote case-by-case on requests for reports on a company's potentially controversial business or financial practices or products, taking into account:

  Whether the company has adequately disclosed mechanisms in place to prevent abuses;
  Whether the company has adequately disclosed the financial risks of the products/practices in question;

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  Whether the company has been subject to violations of related laws or serious controversies; and
  Peer companies' policies/practices in this

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

‣ General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

  The potential for reputational, market, and regulatory risk exposure;
  Existing disclosure of relevant policies;
  Deviation from established industry norms;
  Relevant company initiatives to provide research and/or products to disadvantaged consumers;
  Whether the proposal focuses on specific products or geographic regions;
  The potential burden and scope of the requested report;
  Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

‣ General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

  The company's current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
  Current regulations in the markets in which the company operates; and
  Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

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General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

  Recent related fines, controversies, or significant litigation;
  Whether the company complies with relevant laws and regulations on the marketing of tobacco;
  Whether the company's advertising restrictions deviate from those of industry peers;
  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
  Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

  Whether the company complies with all laws and regulations;
  The degree that voluntary restrictions beyond those and
  The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

‣ General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

  Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure compared to industry peers; and
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Whether the company provides disclosure of year-over-year GHG emissions performance data;

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  Whether company disclosure lags behind industry peers;
  The company's actual GHG emissions performance;
  The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

‣ General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

  The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
  The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

‣ General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

  The scope and structure of the proposal;
  The company's current level of disclosure on renewable energy use and GHG emissions; and
  The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

‣ General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

  The gender and racial minority representation is reasonably inclusive in relation to of companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority officers;
  The level of gender and racial minority representation that exists at the company's industry peers;
  The company's established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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  The independence of the company's nominating committee;
  Whether the company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

‣ General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity  data,  including  requests for EEO-1 data, unless:

  The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
  The company already publicly discloses comprehensive workforce diversity data; and
  The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

‣ General Recommendation: Generally vote for proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

‣ General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company's pay data by gender, or a report on a company's policies and goals to reduce any gender pay gap, taking into account:

  The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
  Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
  Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

‣ General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

  The company's current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
  The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;
  Recent significant controversies, fines, or violations related to workplace health and safety; and
  The company's workplace health and safety performance relative to industry peers.

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Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

  The company's compliance with applicable regulations and guidelines;

  The company's current level of disclosure its security and safety policies, procedures, and compliance monitoring; and

  The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

‣ General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

  Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
  The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
  The nature, purpose, and scope of the company's operations in the specific region(s);
  The degree to which company policies and procedures are consistent with industry norms; and
  The scope of the resolution.

Hydraulic Fracturing

‣ General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

  The company's current level of disclosure of relevant policies and oversight mechanisms;
  The company's current level of such disclosure relative to its industry peers;
  Potential relevant local, state, or national regulatory developments; and
  Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

‣ General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

  Operations in the specified regions are not permitted by current laws or regulations;
  The company does not currently have operations or plans to develop operations in these protected regions; or
  The company's disclosure of its operations  and environmental of policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

  The nature of the company's business;
  The current level of disclosure of the company's existing related programs;
  The timetable and methods of program implementation prescribed by the proposal;
  The company's ability to address the issues raised in the proposal; and
  How the company's recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

‣ General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

‣ General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

  The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
  Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
  The potential financial impact or risk to the company associated with water-related concerns or issues; and
  Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

‣ General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

‣ General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

  The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
  Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
  The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
  Applicable market-specific laws or regulations that may be imposed on the company; and
  Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

  The scope and prescriptive nature of the proposal;

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  Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

‣ General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

  The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
  The company's industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
  Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
  Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

  The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
  Current disclosure of applicable risk assessment(s) and risk management procedures;
  Compliance with U.S. sanctions and laws;
  Consideration of other international policies, standards, and laws; and

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  Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

‣ General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

  Controversies surrounding operations in the relevant market(s);
  The value of the requested report to shareholders;
  The company's current level of disclosure of relevant information on outsourcing and plant closure procedues; and
  The company's existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

  The company's current disclosure of relevant lobbying policies, and management and board oversight;
  The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
  Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

Political Contributions

‣ General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

  The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
  The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

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U.S. Proxy Voting Guidelines

  Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

‣ General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

  There are no recent, significant controversies, fines, or litigation regarding the trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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U.S. Proxy Voting Guidelines

8.  MUTUAL FUND PROXIES

Election of Directors

‣ General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

‣ General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

‣ General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

  Past performance relative to its peers;
  Market in which the fund invests;
  Measures taken by the board to address the issues;
  Past shareholder activism, board activity, and votes on related proposals;
  Strategy of the incumbents versus the dissidents;
  Independence of directors;
  Experience and skills of director candidates;
  Governance profile of the company;
  Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

  Proposed and current fee schedules;
  Fund category/investment objective;
  Performance benchmarks;
  Share price performance as compared with peers;
  Resulting fees relative to peers;
  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

‣ General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

‣ General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

  Stated specific financing purpose;
  Possible dilution for common shares;

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U.S. Proxy Voting Guidelines

  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

‣ General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

  Potential competitiveness;
  Regulatory developments;
  Current and potential returns; and
  Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

‣ General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  The fund's target investments;
  The reasons given by the fund for the change; and
  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

‣ General Recommendation: Vote against proposals to vestment objective to change non- a fundamental.

Name Change Proposals

‣ General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

  Political/economic changes in the target market;
  Consolidation in the target market; and
  Current asset composition.

Change in Fund's Subclassification

‣ General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

  Potential competitiveness;
  Current and potential returns;
  Risk of concentration;
  Consolidation in target industry.

Business Development Companies Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

‣ General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

  The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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  The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
  The company has demonstrated responsible past use of share issuances by either:
  Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
  Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

‣ General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

  Strategies employed to salvage the company;
  The fund's past performance;
  The terms of the liquidation.

Changes to the Charter Document

‣ General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

  The degree of change implied by the proposal;
  The efficiencies that could result;
  The state of incorporation;
  Regulatory standards and implications.

Vote against any of the following changes:

  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
  Removal of shareholder approval requirement for amendments to the new declaration of trust;
  Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

‣ General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

  Regulations of both states;
  Required fundamental policies of both states;
  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

‣ General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

  Fees charged to comparably sized funds with similar objectives;
  The proposed distributor's reputation and past performance;
  The competitiveness of the fund in the industry;
  The terms of the agreement.

Master-Feeder Structure

‣ General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

‣ General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

  Resulting fee structure;
  Performance of both funds;
  Continuity of management personnel;
  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

‣ General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

‣ General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

‣ General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund's Net Asset Value (NAV);
  The fund's history of shareholder relations;
  The performance of other funds under the advisor's management.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Canada Proxy Voting Guidelines for TSX-Listed Companies Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 12, 2018

Canada Proxy Voting Guidelines for TSX-Listed Companies

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Canada Proxy Voting Guidelines for TSX-Listed Companies

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Canada Proxy Voting Guidelines for TSX-Listed Companies

COVERAGE

The Canadian research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded Canadian-incorporated companies that are held in our institutional investor clients' portfolios. These TSX policy guidelines apply to companies listed on the Toronto Stock Exchange. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

U.S. Domestic Issuers - which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies - are generally covered under standard U.S. policy guidelines. U.S. Foreign Private Issuers that are incorporated in Canada and that do not file DEF14A reports and do not meet the SEC Domestic Issuer criteria are covered under Canadian policy.

In all cases - including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets - items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the "assigned" market coverage.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

1.  ROUTINE/MISCELLANEOUS

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor's report, which is included in the company's annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

‣ General Recommendation: Vote for proposals to ratify auditors unless the following applies:

  Non-audit ("other") fees paid to the auditor > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: National Instrument 52-110 - Audit Committees defines "audit services" to include the professional services rendered by the issuer's external auditor for the audit and review of the issuer's financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

‣ General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified "other business" that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

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2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Fundamental Principles

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. In addition, the board must be able to objectively set and monitor the execution of corporate strategy, with appropriate use of shareholder capital, and independently set and monitor executive compensation programs that support that strategy. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy1 providing that:

  If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;
  The board will accept the resignation absent exceptional circumstances; and
  The company will promptly issue a public statement with the board's decision regarding the director's resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

‣ General Recommendation: Generally vote withhold for all directors nominated only by slate ballot at the annual/general or annual/special shareholders' meeting. This policy will not apply to contested director elections.

Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

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Canada Proxy Voting Guidelines for TSX-Listed Companies

ISS Canadian Definition of Independence

1	.Executive Director
	1.1.	Employees of the company or its affiliates[i].
	1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].

2	.Non-Independent Non-Executive Director
Former/Interim CEOii
	2.1	. Former CEO of the company or its affiliates[i] within the past five yearsiii or of an acquired company within the past five years.
	2.2.	Former interim CEO of the company or its affiliates[i] within the past five yearsiii if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in iv at that time. line with a CEO's compensatoniv at that time.
	2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiii.
Controlling/Significant Shareholder
	2.4.	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group).
Non-CEO Executivesii
	2.5.	Former executive of the company, an affiliate[i], or a firm acquired within the past three years.
	2.6.	Former interim executive of the company or its affiliates[i] within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
	2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor within the past three years.
	2.8.	Executive, former executive of the company or its affiliates[i] within the last three years, general or limited partner of a joint venture or partnership with the company.
Relatives
	2.9.	Relative[v] of current executive officervi of the company or its affiliates[i].
	2.10.	Relative[v] of a person who has served as a CEO of the company or its affiliates[i] within the last five years; or an executive officer of the company or its affiliates[i] within the last three years.
Transactional, Professional, Financial, and Charitable Relationshipsvii
	2.11.	Currently provides (or a relative[v] provides) professional servicesviii to the company, its affiliates[i] or to its officers.
	2.12.	Is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that provides professional services viii to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].
	2.13.	Currently employed by (or a relative[v] is employed by) a significant customer or supplierix of the company or its affiliates[i].
	2.14.	Is (or a relative[v] is) a trustee, director or employee of a charitable or non-profit organization that receives material[x] grants or endowments from the company or its affiliates[i].
	2.15.	Has, or is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement.
Other Relationships
	2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
	2.17.	Founderxi of the company but not currently an employee.
	2.18.	Has any material[x] relationship with the company or with any one or more members of management of the company.
	2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.
Board Attestation

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	2.20.	Board attestation that an outside director is not independent.

3	.Independent Director
	3.1.	No material[x] ties to the company other than board seat.
Footnotes:

i "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iii The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

iv ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

v Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

vi Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

vii The terms "Currently", "Is" or "Has" in the context of Transactional, Professional, Financial, and Charitable Relationships will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders' meeting.

viii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. "Of counsel" relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

ix If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

x "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

xi The company's public disclosure regarding the operating involvement of the Founder with the company will be considered, If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director's ability to provide independent oversight of management.

Vote case-by-case on director nominees, examining the following factors when disclosed:

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  Independence of the board and key board committees;
  Disclosed commitment to board gender diversity;
  Number of Board Commitments;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Long-term company performance;
  Directors ownership stake in the company;
  Compensation practices;
  Responsiveness to shareholder proposals; and
  Board accountability.

Board Structure and Independence

General Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

  The board is less than majority independent; or
  The board lacks a separate compensation or nominating committee.

Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no executive directors sit on boards. Company executives have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may -interests, executives, former executives and run counter to other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice corporate governance standards recommend that the board should have:

  A majority of independent directors; and
  A nominating committee and a compensation committee composed entirely of independent directors.

Guideline Eight of the Canadian Coalition for Good Governance (CCGG)'s 2013 publication Building High Performance Boards indicates that boards should "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

Non-Independent Directors on Key Committees

‣ General Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

  Are Executive Directors;
  Are Controlling Shareholders; or
  Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. The presence of executive directors and those having significant influence over management may impede the ability of

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key board committees to provide independent oversight of audit, executive compensation or nomination matters. Director elections are seen to be the single most important use of the shareholder franchise.

Policy Considerations for Majority Owned Companies2

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company may be supported under ISS' board and committee independence policies if the company meets all of the following independence and governance criteria:

  The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
  In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
  If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
  A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder.. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and
  Prompt disclosure of detailed vote results following each shareholder meeting.

ISS will also take into consideration any other concerns related to the conduct of the subject director(s) and any controversy or questionable actions on the part of the subject director(s) that are deemed not to be in the best interests of all shareholders.

Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions, directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

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2 A majority-owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

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Audit Fee Disclosure

‣ General Recommendation: Vote withhold for the members of the audit committee as constituted in the most recently completed fiscal year if:

  No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders' meeting at which ratification of auditors is a voting item.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

‣ General Recommendation: Vote withhold for individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

  Non-audit fees ("other") fees paid to the external audit firm > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer ditor. It is thereforeor its appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

‣ General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:

  Accounting fraud;
  Misapplication of applicable accounting standards; or
  Material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.

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Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

‣ General Recommendation: Vote withhold for individual director nominees if:

  The company has not adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key3 committee meetings4 held within the past year without a valid reason for these absences; or
  The company has adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key3 committee meetings4 held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

  Valid reasons for absence at meetings include illness or absence due to company business;
  Participation via telephone is acceptable;
  If the director missed one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent;
  Board and key committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and
  Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board's meetings apriority. A  pattern of absenteeism may indicate a more serious concern with a director's ability to serve and may warrant a board review and potentially the director's resignation

Overboarded Directors

‣ General Recommendation: Generally vote withhold for individual director nominees who:

  Are non-CEO directors and serve on more than five public company boards; or

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3 Key committees include audit, compensation and nominating committees.

4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS' report.

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  Are CEOs of public companies who serve on the boards of more than two public companies besides their own - withhold only at their outside boards5.

Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While the knowledge and experience that come from multiple directorships is highly valued, directors' increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.

Gender Diversity Policy

‣ General Recommendation: For widely-held companies6, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:

  The company has not disclosed a formal written gender diversity policy7; and
  There are zero female directors on the board of directors.

The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.

The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.

When determining a company's commitment to board gender diversity, consideration will also be given to the board's disclosed approach to considering gender diversity in executive officer positions and stated goals or targets or programs and processes for advancing women in executive officer roles, and how the success of such programs and processes is monitored.

Exemptions:

This policy will not apply to:

  Newly publicly listed companies within the current or prior fiscal year;
  Companies that have transitioned from the TSXV within the current or prior fiscal year; or
  Companies with four or fewer directors.

Rationale: Rationale: Gender diversity has become a high profile corporate governance issue in the Canadian market. Effective Dec. 31, 2014, as per National Instrument 58-101 Disclosure of Corporate Governance Practices, TSX-listed issuers are required to provide proxy disclosures regarding whether, and if so how, the board or nominating committee considers the level of representation of women on the board in identifying and nominating

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5 Although a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

6 "Widely-held" refers to S&P/TSX Composite Index companies as well as other companies that ISS designates as such based on the number of ISS clients holding securities of the company.

7 Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

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candidates for election or re-election to the board. Also required is disclosure of policies or targets, if any, regarding the representation of women on the board. The disclosure requirement has been a catalyst for the addition of women on the boards of many widely-held TSX-listed reporting issuers. Widely-held TSX-listed company boards lacking a policy commitment and having zero female directors are now deemed to be outliers lagging market expectations in this regard. On Nov. 16, 2017 ISS announced an update to the Proxy Voting Guidelines for TSX-Listed Companies to establish a board gender diversity policy applicable to S&P/TSX Composite Index companies. The ISS gender diversity policy came into effect for meetings that were held on or after Feb. 1, 2018.

Among non-Composite Index TSX-listed issuers, many have disclosed that they have not adopted a gender diversity policy, or goals or targets. Further, approximately 45 percent in the ISS coverage universe do not have any women on the board of directors. Therefore, the policy has been revised to expand its scope beyond Composite Index companies to a broader universe of widely-held TSX reporting issuers (other than those exceptions indicated above) commencing 2019. Given that such a large number of smaller, more narrowly-held TSX-listed issuers do not have any female directors and given the potentially disproportionate impact on voting recommendations upon policy implementation for such issuers, an expansion to the entire TSX universe is at this stage not contemplated.

Former CEO/CFO on Audit/Compensation Committee

‣ General Recommendation: Vote withhold for any director who has served as the CEO of the company within the past five years and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether support is warranted for any former CEO on the audit or compensation committee following a five-year period8 after leaving this executive position.

Generally vote withhold for any director who has served as the CFO of the company within the past three years and is a member of the audit or compensation committee.

Rationale: Although ISS policy designates former CEOs and CFOs as non-independent non-executive directors, a withhold vote will be recommended as if they were executives where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee's efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.

The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 - Audit Committees.

A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company's management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. Following the

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8 The determination of a former CEO's classification following the five-year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

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conclusion of the five-year period, the former CEO's independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.

Voting on Directors for Egregious Actions

‣ General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight9 or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve

In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director's ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

‣ General Recommendation: Vote withhold for continuing individual directors, nominating committee10 members, or the continuing members of the entire board of directors if:

  At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting director resignation policy and the nominating committee9 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;
  At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or
  The board failed to act11 on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.

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9 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

10 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.

11 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority voting, director resignation policies as required by the TSX.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Unilateral Adoption of an Advance Notice Provision

‣ General Recommendation: Vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders' approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders' interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.

Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders' ability to nominate director candidates. Failure to provide such disclosure is not in shareholders' best interests.

Externally-Managed Issuers (EMIs)

‣ General Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

  The size and scope of the management services agreement;
  Executive compensation in comparison to issuer peers and/or similarly structured issuers;
  Overall performance;
  Related party transactions;
  Board and committee independence;
  Conflicts of interest and process for managing conflicts effectively;
  Disclosure and independence of the decision-making process involved in the selection of the management services provider;

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  Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
  Historical compensation concerns;
  Executives' responsibilities; and
  Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer's governance framework.

Rationale:

Externally-managed issuers (EMIs) typically pay fees to outside firms in exchange for management services. In most cases, some or all of the EMI's executives are directly employed and compensated by the external management firm.

EMIs typically do not disclose details of the management agreement in their proxy statements and only provide disclosure on the aggregate amount of fees paid to the manager, with minimal or incomplete compensation information.

Say-on-pay resolutions are voluntarily adopted in Canada. Additionally, all non-controlled TSX-listed issuers are required to adopt majority voting director resignation policies which could result in a director being required to resign from a board if he or she receives more 'withhold' than 'for' votes at the shareholders' meeting. Some investor respondents to ISS' 2015-16 ISS Global Policy Survey indicated that in cases where an externally managed company does not have a say-on-pay proposal (i.e., 'withhold' votes may be recommended for individual directors), factors other than disclosure should be considered, such as performance, compensation and expenses paid in relation to peers, board and committee independence, conflicts of interest, and pay-related issues. Policy outreach sessions conducted with Canadian institutional investors resulted in identical feedback.

Other Board-Related Proposals

Classification/Declassification of the Board

‣ General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

‣ General Recommendation: Vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

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Majority of Independent Directors/Establishment of Committees

‣ General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

  The board composition already meets the proposed threshold based on ISS' definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

  The board's committees already meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority voting director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

  A majority voting director resignation policy is codified in the company's bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
  The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as "holdover" nominees (i.e incumbent nominees who fail to receive 50 percent of votes cast).

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Proxy Contests - Voting for Director Nominees in Contested Elections

‣ General Recommendation:  Vote case-by-case in contested elections taking into account:

  Long-term financial performance of the target company relative to its industry;
  Management's track record;
  Background to the proxy contest;
  Nominee qualifications and any compensatory arrangements;
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates); and
  Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:

  Have the dissidents met the burden of proving that board change is warranted? And, if so;
  Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident's strategic initiatives, a transition plan and the identification of a qualified

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and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

Reimbursing Proxy Solicitation Expenses

‣ General Recommendation: Vote case-by-case taking into account:

  Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident's out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3.  SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements

‣ General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

  To prevent stealth proxy contests;
  To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
  To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.
  Features that may be considered problematic under ISS' evaluation include but are not limited to:
  For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;
  The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
  A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;
  A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
  Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
  Any disclosure request within the advance notice disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;
  Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
  Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Rationale: As advance notice requirements continue to evolve, and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada's legal and regulatory framework.

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A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.

Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.

Canadian court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.

For more detail regarding ISS' policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

‣ General Recommendation: Vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

Rationale: With Enhanced Quorum, the ability to hold a -determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

‣ General Recommendation: Vote for these resolutions where:

  The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
  The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
  Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

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Article/By-law Amendments

General Recommendation: Vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
  The quorum for a meeting of directors is less than 50 percent of the number of directors;
  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
  An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
  An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders' interests and which are deemed outside the purview of the stated purpose of the requirement;
  Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
  Any other provisions that may adversely impact shareholders' rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.

‣ General Recommendation: Vote for proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada's various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.

  Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders' representatives are present before significant decisions are made. Directors' responsibilities include attending all meetings for which their presence is scheduled and a company's core documents should reflect this duty.

  Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders' interests.

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  Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.

  Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders' ability to nominate directors to the board. See ISS' policy on Advance Notice Requirements for details.

  Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) ("BCBCA") have sought to amend their constating documents to provide the board with blanket authority to alter the company's share capital structure. These changes include the ability to increase the company's authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders' interests required shareholder approval.

  Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders' interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.

Cumulative Voting

‣ General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company's other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

‣ General Recommendation: Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

  The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

‣ General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to 'new generation' rights plan best practice guidelines and its scope is limited to the following two specific purposes:

  To give the board more time to find an alternative value enhancing transaction; and
  To ensure the equal treatment of all shareholders.
  Vote against plans that go beyond these purposes if:

  The plan gives discretion to the board to either:
    Determine whether actions by shareholders constitute a change in control;
    Amend material provisions without shareholder approval;
    Interpret other provisions;
    Redeem the rights or waive the plan's application without a shareholder vote; or
    Prevent a bid from going to shareholders.

  The plan has any of the following characteristics:
    Unacceptable key definitions;
    Reference to Derivatives Contracts within the definition of Beneficial Owner;
    Flip over provision;
    Permitted bid minimum period greater than 105 days;
    Maximum triggering threshold set at less than 20 percent of outstanding shares;
    Does not permit partial bids;
    Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
    Bidder must frequently update holdings;
    Requirement for a shareholder meeting to approve a bid; and
    Requirement that the bidder provide evidence of financing.

  The plan does not:
    Include an exemption for a "permitted lock up agreement";
    Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
    Exclude reference to voting agreements among shareholders.

Rationale: The evolution of "new generation" shareholder rights plans in Canada has been the result of reshaping  the early antitakeover provision known as a "poison pill" into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to the give the board of directors of a target company sufficient time to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Recent changes to take-over bid regulation under National Instrument 62-104 Take-Over Bids and Issuer Bids, have codified a number of key provisions that ISS has long required in order to support a shareholder rights plan. As well, new regulation has established a 105-day minimum bid deposit period, with board discretion to reduce this period in certain circumstances but in no event to less than 35 days.

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Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

"New generation" rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from "new generation" plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore, references to the voting of securities (a.k.a. "voting pills") which may have a chilling effect on shareholder initiatives relating to the voting of shares on corporate governance matters, or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities, including the voting of shares, for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also, unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation" rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a

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bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans have been limited to achieving the two purposes identified here. The adoption of National Instrument 62-104 now ensures that a board has ample time to consider a take-over bid and to find a superior alternative transaction that maximizes shareholder value. However, "new generation" shareholder rights plans will continue to serve an important purpose because they ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders.

Reincorporation Proposals

‣ General Recommendation: Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

  Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

  Positive financial factors outweigh negative governance implications; or
  Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

‣ General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4.  CAPITAL/RESTRUCTURING

Mergers and Corporate Restructurings

‣ General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.  Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital

‣ General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

  A company's shares are in danger of being de-listed; or
  A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

Rationale: Canadian jurisdictions generally, permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

‣ General Recommendation: Vote case-by-case on private placement issuances taking into account:

  Whether other resolutions are bundled with the issuance;
  Whether the rationale for the private placement issuance is disclosed;
  Dilution to existing shareholders' position:
  Issuance that represents no more than 30 -diluted percent basis is considered generally acceptable;
  Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
  Market reaction: The market's response to the proposed private placement since announcement; and
  Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company's auditor/management has indicated that the company has going concern issues.

Rationale: The TSX requires shareholder approval for private placements:

  For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or
  That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

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Blank Cheque Preferred Stock

General Recommendation: Vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

  The shares carry unspecified rights, restrictions, and terms; or
  The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited12 number of preferred shares where both of the following apply:

  The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
  The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

‣ General Recommendation: Vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which ISS would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

  It is required due to foreign ownership restrictions and financing is required to be done out of country13;
  It is not designed to preserve the voting power of an insider or significant shareholder;
  The subordinate class may elect some board nominees;
  There is a sunset provision; and
  There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

‣ General Recommendation: Vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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12 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferred shares may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

13  The company has disclosed that it has requested to have its shares listed for trading on a non-Canadian stock exchange.

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5.  COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

‣ General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management Say-on-Pay proposals or MSOPs).

Vote against MSOP proposals, withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

  There is a significant misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices; or
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay for Performance:

  Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company's business strategy, and specific incentive goals, especially retrospective goals) and linkage of compensation to long-term performance;
  Evaluation of peer group benchmarking used to set target pay or award opportunities;
  Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;
  Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

  Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
  Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

  Clarity of disclosure (e.g., whether the company's Form 51-102F6 disclosure provides timely, accurate, complete and clear information about compensation practices in both tabular format and narrative discussion);
  Assessment of board's responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Voting Alternatives

In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a

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prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

‣ General Recommendation: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:

  There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

  The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group14, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
  The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
  Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

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14 The peer group is generally comprised of 11-24 companies using following criteria: The GICS industry classification of the subject company; The GICS industry classification of the company's disclosed pay benchmarking peers;

  Size constraints for revenue between 0.25X and 4X the subject company's size (or assets for certain financial companies) and market value utilizing four market cap "buckets" (micro, small, mid and large);;
  The following order is used for GICS industry group peer selection (8-digit, 6-digit, 4-digit, or 2-digit) while pushing the subject company's size closer to the median of the peer group.
  Please refer to ISS' Canadian Compensation FAQ for further details.

In exceptional cases, peer groups may be determined on a customized basis.

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  The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

  The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
  The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better
  The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
  The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;
  The trend considering prior years' P4P concern;
  Extraordinary situation due to a new CEO in the last reported FY;15 and
  Any other factors deemed relevant.

Rationale: The two-part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation. Please refer to the latest version of the Canadian Executive Compensation FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

Problematic Pay Practices

‣ General Recommendation: Vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has significant problematic compensation practices. Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote:

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15 Note that the longer-term emphasis of the methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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Poor disclosure practices:

  General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

  Excessive "make whole" provisions;
  Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

  Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

  Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

  Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
  Severance paid for a "performance termination" (i.e., due to the executive's failure to perform job functions at the appropriate level);
  Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;
  Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
  Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

  Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:

  Inclusion of performance-based equity awards in the pension calculation;
  Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
  Addition of extra years of service credited without compelling rationale;
  No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);
  No reduction in benefits on a pro-rata basis in the case of early retirement;

Excessive perks:

  Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

  Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

  Backdating options (i.e. retroactively setting a stock option's exercise price lower than the prevailing market value at the grant date);
  Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);
  Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

  Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

 Absence of pay practices that discourage excessive risk taking:

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  These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
  Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board's (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity-based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

  Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
  Board's responsiveness to investor input and engagement on compensation issues, including:
  Failure to respond to majority-supported shareholder proposals on executive pay topics;
  Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;
  Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity-Based Compensation Plans

‣ General Recommendation: Vote case-by-case on equity-based compensation plans using an "equity plan scorecard" (EPSC) approach. Under this approach, certain features and practices related to the plan16 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

  Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
    SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
    SVT based only on new shares requested plus shares remaining for future grants.

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16 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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  Plan Features:
    Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)
    No financial assistance to plan participants for the exercise or settlement of awards;
    Public disclosure of the full text of the plan document; and
    Reasonable share dilution from equity plans relative to market best practices.
  Grant Practices:
    Reasonable three-year average burn rate relative to market best practices;
    Meaningful time vesting requirements for the CEO's most recent equity grants (three-year lookback);
    The issuance of performance-based equity to the CEO;
    A clawback provision applicable to equity awards; and
    Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders' best interests.

Overriding Negative Factors: In addition, vote against the plan if any of the following unacceptable factors have been identified:

  Discretionary or insufficiently limited non-employee director participation;
  An amendment provision which fails to adequately restrict the company's ability to amend the plan without shareholder approval;
  A history of repricing stock options without shareholder approval (three-year look-back);
  The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
  Any other plan features that are determined to have a significant negative impact on shareholder interests.

Rationale: As issues around cost transparency and best practices in equity-based compensation have evolved in recent years, ISS' Equity Plan Scorecard approach provides for a more nuanced consideration of equity plan proposals.

Feedback obtained through ongoing consultation with institutional investors indicates strong support for the scorecard approach, which incorporates the following key goals:

1.	Consider a range of factors, both positive and negative, in determining vote recommendations;
2.	Select factors based on institutional investors' concerns and preferences and on best practices within the Canadian market established through regulation, disclosure requirements, and best practice principles;
3.	Establish factor thresholds and weightings which are cognizant of the Canadian governance landscape (separate scorecards for the S&P/TSX Composite Index and the broader TSX);
4.	Ensure that key concerns addressed by policy continue to hold paramount importance (institution of overriding negative factors).

The EPSC policy for equity plan proposals provides a full-spectrum overview of plan cost, plan features, and historic grant practices. This allows shareholders greater insight into rising governance concerns, such as the implementation of risk-mitigating mechanisms, the strength of vesting provisions, and the use of performance-based equity, while also providing added assessments of longstanding concerns relating to equity plans such as burn rate and dilution. By assessing these factors in combination, the EPSC is designed to facilitate a more holistic approach to reviewing these plans. Plans will, however, continue to be subject to the scrutiny of overriding

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negative factors reflecting ISS' current policies regarding problematic non-employee director participation, insufficient plan amendment provisions, repricing without shareholder approval, and other egregious practices.

More information about the policy and weightings can be found in ISS' Canadian Executive Compensation FAQ.

Plan Cost

‣ General Recommendation: Vote against equity plans if the cost is unreasonable.

Shareholder Value Transfer (SVT)

The cost of equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

SVT is assessed relative to a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's benchmark.17

Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.

Overriding Negative Factors

Plan Amendment Provisions

‣ General Recommendation: Vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;
  Any reduction in exercise price or cancellation and reissue of options or other entitlements;
  Any amendment that extends the term of options beyond the original expiry;

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17 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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  Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
  Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and
  Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have "general amendment" provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a "housekeeping" nature until they have put a shareholder approved detailed Plan Amendment Provision in place

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;Any reduction in exercise price of options or purchase price of other entitlements which benefits an insider;18
  Any amendment that extends the term of options or other entitlements beyond the original expiry and that benefits an insider of the issuer;
  Any amendment to remove or exceed the insider participation limits; and
  Amendments to an amending provision within a security based compensation arrangement.

In addition, the TSX requires that the exercise price for any stock option granted under a security-based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

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18 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security-based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security-based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity-based compensation plans, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director (NED) Participation

Discretionary Participation

‣ General Recommendation: Vote against a management equity compensation plan that permits discretionary NED participation.

Limited Participation

‣ General Recommendation: Vote against an equity compensation plan proposal where:

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  The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or
  The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options. For further details, please refer to the ISS Canadian Executive Compensation FAQ.

Rationale: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent NEDs who are charged with overseeing compensation scheme but also corporate governance and long-term sustainability. With regard to full value award plans, the directors who administer the plans should not participate in those same plans on a discretionary or excessive basis.

Repricing Options

Repricing History

‣ General Recommendation: Vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Other Compensation Proposals

Individual Grants

‣ General Recommendation:  Vote against individual equity grants to NEDs in the following circumstances:

  In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
  Outside of an equity compensation plan if the director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Rationale: To address investor concerns related to discretionary or unreasonable NED participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate NED option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for NEDs, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual NED share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

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Please refer to the latest version of the ISS Canadian Equity Plan Scorecard FAQ for further details and discussion related to the NED limit policy.

Repricing Proposals

‣ General Recommendation: Vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

  reduction in exercise price or purchase price;
  extension of term for outstanding options, cancellation and reissuance of options; and
  substitution of options with other awards or cash.

Rationale: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

Canadian institutional investors have long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

Employee Stock Purchase Plans (ESPPs, ESOPs)

‣ General Recommendation: Vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

  Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
  Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;
  Purchase price is at least 80 percent of fair market value with no employer contribution;
  Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
  The Plan Amendment Provision requires shareholder approval for amendments to:
    The number of shares reserved for the plan;
    The allowable purchase price discount;
    The employer matching contribution amount.

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Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

‣ General Recommendation: Vote for deferred compensation plans if:

  SVT cost of the plan does not exceed the company's allowable cap;
  If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
  NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);
  The plan amendment provisions require shareholder approval for any amendment to:
  Increase the number of shares reserved for issuance under the plan;
  Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
  Amend the plan amendment provisions.

Rationale: Deferred compensation plans generally encourage share ownership in the company. These types of deferred compensation arrangements are usually designed to compensate executives and outside directors by granting share awards that are held for a period of time before payment or settlement thus aligning their interests with the long-term interests of shareholders, and by allowing them the opportunity to take all or a portion of their cash compensation in the form of deferred units.

Director Compensation

Non-Employee Director (NED) Deferred Share Unit (DSU) Plans

‣ General Recommendation:  Vote for a NED deferred compensation plan if:

  DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and
  Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

‣ General Recommendation:  Vote for NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

  Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
  If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company's allowable cap;
  NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);
  The plan amendment provisions require shareholder approval for any amendment to:
    Increase the number of shares reserved for issuance under the plan;

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  Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
  Amend the plan amendment provisions.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

  Director stock ownership guidelines of a minimum of three times annual cash retainer;
  Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;
  The mix of remuneration between cash and equity; and
  Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

‣ General Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director's independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

  Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board's rationale for the inducement grant);
  Performance-based equity grants to non-employee directors which could pose a risk of aligning directors' interests away from those of shareholders and toward those of management; and
  Other significant problematic practices relating to director compensation.

Rationale: The issuance of excessive inducement grants to non-employee directors can create problematic incentives which may compromise an otherwise independent director's judgement or foster divergent incentives between those directors who have recently received such awards and those who have not. Similarly, the issuance of performance-based equity awards (e.g. performance share units or PSUs) to non-employee directors may increase the risk of misaligning directors' interests away from the interests of shareholders and align them more with those of management.

Shareholder Proposals on Compensation

‣ General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

  The target company's performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

General Recommendation: Vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

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Vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plan (SERP) Proposals

‣ General Recommendation: Vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, problematic pay practices:

  Inclusion of equity-based compensation in the pension calculation;
  Inclusion of excessive bonus amounts in the pension calculation;
  Addition of extra years' service credited in other than exceptional circumstances and without compelling rationale;
  No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);
  No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and "at risk," as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of incentive compensation amounts along with base pay as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the SERP calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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6.  SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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Continental Europe Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Continental Europe Proxy Voting Guidelines

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COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained Manual.

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the UK and Ireland policy which is based on the National Association of Pension Funds (NAPF) Corporate Governance Policy and Voting Guidelines. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European -specific policies, orterritories

ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS' approach is not "one-size-fits-all" and takes relevant market-specific factors into account in our research and recommendations. Therefore, this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Generally vote for proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

  The name of the proposed auditors has not been published;
  There are serious concerns about the effectiveness of the auditors;
  The lead audit partner(s) has been linked with a significant auditing controversy;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  The auditors are being changed without explanation; or
   For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees..

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used; or
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
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Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation:  Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation:  Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation:  Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

  Whether the proposal allows for a cash option; and
  If the proposal is in line with market standards.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

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2.  BOARD OF DIRECTORS

Non-Contested Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards;
  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
  Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms
II.	Bundling of Proposals to Elect Directors
III.	Board independence
IV.	Disclosure of Names of Nominees
V.	Combined Chairman/CEO
VI.	Election of a Former CEO as Chairman of the Board
VII.	Overboarded Directors
VIII.	Voto di Lista (Italy)
IX.	One Board Seat per Director
X.	Composition of Committees
XI.	Composition Nominating Committee (Sweden and Norway)
XII.	Election of Censors (France)

This policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: "Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Greece, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Independence will be determined according to ISS' European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

Voting policies

Widely-held companies

A. Non-controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

1.	Fewer than 50 percent of the board members elected by shareholders excluding, where relevant, employee shareholder representatives would be independent; or
2.	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Definition of terms

'Widely -held companies' are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, Finland, and Luxembourg, this is based on membership on a local blue-chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

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A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company's equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders' voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company's equity capital.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely-held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, ISS will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board's key committees).

This policy will be applied to all widely-held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

  There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
  The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or
  The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Poland, Spain, Sweden, and Switzerland, at widely-held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:

  Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive

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  chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
  Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position. ISS will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly-listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

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While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if:

  Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another - excluding, where relevant, employee shareholder representatives - would be independent; or
  Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

For widely-held companies in Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the remuneration committee if their (re)election would lead to a non-independent majority on that committee.

For all companies:

In Belgium, Denmark, Finland, France, Iceland, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

Composition Nomination Committee (Finland, Iceland, Norway, and Sweden)

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

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1.	A member of the executive management would be a member of the committee;
2.	More than one board member who is dependent on a major shareholder would be on the committee; or
3.	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors - European Policy

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material4 connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative¹ provides) professional services2 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);
  Any director who has cross-directorships with executive directors or those in comparable roles;
  Relative¹ of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period);
  Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.4 ;
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  Not classified as non-independent by ISS (see above);
  No material5 connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

Footnotes

1 "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's

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turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the shareholder equity or the transaction value (of all outstanding financing operations) compared to the company's total assets is more than 5 percent.

4 For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial personal, or otherwise) that a reasonable person might m in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

‣ General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

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‣ General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors' compliance with ISS' director election policy.

Discharge of Directors

‣ General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.  CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as sclosed (or implied by thethe share application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

  Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding "priority right," for a maximum of 50 percent over currently issued capital.
  Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

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Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation:  Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation:  Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation:  Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

  Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
  Do not currently have a bylaw prohibiting double-voting rights; and either
    Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
    Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

  The reelection of directors or supervisory board members; or

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  The approval of the discharge of directors; or
  If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital; up to
  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

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Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks;
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

  The duration of the options is limited in time to no more than 18 months;
  The total number of shares covered by the authorization is disclosed;
  The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
  A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
  The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4.  COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.	Provide shareholders with clear, comprehensive compensation disclosures;
2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
3.	Avoid arrangements that risk "pay for failure;"
4.	Maintain an independent and effective compensation committee;
5.	Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

       Executive compensation-related proposals; and II. Non-executive director compensation-related proposals

Executive compensation-related proposals

General Recommendation: ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and where relevant, will take into account the European Pay for Performance Model1 outcomes within a qualitative review of a company's remuneration practices. ISS will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.  Provide shareholders with clear and comprehensive compensation disclosures:

----------------------

1 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:
    The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
    The multiple of the CEO's total pay relative to the peer group median.
  Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3. Companies shall adequately disclose all elements of the compensation, including:

1.3.1. Any short- or long-term compensation component must include a maximum award limit.

1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3. Discretionary payments, if applicable.

2.  Maintain appropriate pay structure with emphasis on long-term shareholder value:

2.1. The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3. The balance between short- and long-term variable compensation shall be appropriate

2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3.  Avoid arrangements that risk "pay for failure":

3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation2).

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4.  Maintain an independent and effective compensation committee:

4.1. No executives may serve on the compensation committee.

4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.  Avoid inappropriate pay to non-executive directors.

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‣ General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
  Proposed amounts are excessive relative to other companies in the country or industry.
  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
  Proposals provide for the granting of stock options, performance-based equtiy compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.
  Proposals introduce retirement benefits for non-executive directors.
  And recommend a vote on a case-by-case basis where:
  Proposals include both cash and share-based components to non-executive directors.
  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

‣ General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);
  The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
  The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
  If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

  The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
  In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

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Finally, for large- and mid-cap companies, the company's average three-year unadjusted burn rate (or, if lower, the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector. If necessary, these sector-specific caps are adjusted so that they do not change by more than one percentage point from year to year.

French Burn Rate Table for 2019

GICS	SECTOR	Mean	Standard Deviation	Burn Rate Cap
1010	ENERGY	0.34%	0.22%	0.56%
1510	MATERIALS	0.32%	0.21%	0.54%
2010-2030	INDUSTRIALS	0.36%	0.26%	0.63%
2510-2550	CONSUMER DISCRETIONARY	0.41%	0.32%	0.73%
3010-3030	CONSUMER STAPLES	0.16%	0.06%	0.22%
3510-3520	HEALTHCARE	0.68%	1.21%	1.89%
4510-5010	TECHNOLOGY & TELECOM	0.70%	0.52%	1.21%
5510	UTILITIES	0.11%	0.14%	0.24%
4010-4030	FINANCIALS (EXCLUDING REAL ESTATE)	0.35%	0.40%	0.74%
6010	REAL ESTATE	0.27%	0.29%	0.56%

Compensation-Related Voting Sanctions

‣ General Recommendation: Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies' remuneration practices.

Stock Option Plans - Adjustment for Dividend (Nordic Region)

‣ General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

  Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

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  Having significantly higher expected dividends than actual historical dividends;
  Favorably adjusting the terms of existing options plans without valid reason; and/or
  Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

‣ General Recommendation: ISS considers the following factors when evaluating share matching plans:

  For every share matching plan, ISS requires a holding period.
  For plans without performance criteria, the shares must be purchased at market price.
  For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
  In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with

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5.  ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

  The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS' categorizationn rules (ISS' European Director Independence Guidelines) and the  Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

  No call / put option agreement exists between the company and a foundation for the issuance of PPS;

  The issuance authority is for a maximum of 18 months;

  The board of the company-friendly foundation is fully independent;

  There are no priority shares or other egregious protective or entrenchment tools;

  The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

  The foundation buying the PPS does not have as a statutory goal to block a takeover; and

  The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders' prior explicit approval.

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Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

‣ General Recommendation: A recommendation to approve the "enabling" authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days' notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

‣ General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

  Director Remuneration (including Severance Packages and Pension Benefits)
  Consulting Services
  Liability Coverage
  Certain Business Transactions

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In general, ISS expects companies to provide the following regarding related-party transactions:

  Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);
  Sufficient justification on transactions that appear to be interests;
  Fairness opinion (if applicable in special business transactions); and
  Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

Virtual Meetings

‣ General Recommendation: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase "virtual-only shareholder meeting" refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term "hybrid shareholder meeting" refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Americas Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Americas Regional Proxy Voting Guidelines

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COVERAGE UNIVERSE

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in "Tax Haven" markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and

  Fees for non-audit services exceed standard annual audit-related fees.

In circumstances where fees for non]audit services (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception excluded from the non]audit ered in determining the ratio offees consid

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

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2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards;
  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
  The company does not comply with market legal requirements for minimum board independence, or does not have at least one independent board member, whichever is higher.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting, and if the company does not comply with market legal requirements for minimum board independence or does not have at least one independent board member.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

  The board is less than majority independent;
  Non-independent nominees sit on any key committee(s); or
  The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

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ISS Classification of Directors - Americas Regional Policy

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current employee of the company or its affiliates;
  Relative[1] of a former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family, but not currently an employee;
  Former executive (five-year cooling off period);
  Any director who has served for 12 or more years on the board will be deemed non-independent, unless local best practices recommend a lower tenure limit which will then be applied;
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[4] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company

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and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[5] For purposes of ISS' director independence classification, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

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Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Shelf Registration Program

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

  Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
  Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and
  Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

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  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Americas Regional Proxy Voting Guidelines

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in
  A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4.  COMPENSATION

Compensation Plans

‣ General Recommendation: Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

  The maximum number of shares to be issued under the proposed plan is not disclosed; and/or
  The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

  The total cost of the company's equity plans is unreasonable;
  The plan expressly permits repricing;
  A pay-for-performance misalignment is found;
  The company's three year burn rate exceeds the burn rate cap of its industry rate group;
  The plan has a liberal change-of-control definition; or
  The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

‣ General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5.  OTHER ITEMS

Charitable Donations

‣ General Recommendation: Vote proposals seeking the approval of donations on a case-by-case basis, considering factors including, but not limited to, the following:

  Size of the proposed donation request;
  The destination of the proposed allocation of funds; and
  The company's historical donations practices, including allocations approved at prior shareholder meetings.

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Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);

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Americas Regional Proxy Voting Guidelines

  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.  FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

‣ General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Brazil Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Brazil Proxy Voting Guidelines

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Mandatory Takeover Bid Waivers	17
Reincorporation Proposals	17
Expansion of Business Activities	18
Related-Party Transactions	18
Antitakeover Mechanisms	18
Shareholder Proposals	18

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Brazil Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

‣ General Recommendation: Vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used;
  The external auditor expresses no opinion or qualified opinion over the financial statements; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non-audit services exceed standard annual audit-related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit-fees.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis. Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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2.  BOARD OF DIRECTORS

Voting on Director Nominees under Uncontested Election

In Brazil, the revised version of the code of best practice of corporate governance, from the Brazilian Institute of Corporate Governance (IBGC), as well as the country's newly-created Brazilian Code of Corporate Governance (2016) recommend that boards should have a "relevant number of independent directors" or be, at a minimum, one-third independent, respectively. These recommendations have become increasingly pertinent as the free float of Brazilian companies continues to grow. Majority independent boards remain rare in Brazil.

The revised version of the Sao Paulo Stock Exchange's (B3) Novo Mercado listing segment regulations, effective as of Jan. 2, 2018, states that member companies are required to maintain a minimum of 20-percent board independence or two independent members, whichever results in a higher independence level. The previous rule established only a minimum of 20-percent board independence, which could technically be met with one independent director depending on the size of the board. Companies listed under the Nivel 2 listing segment are required to maintain a minimum of 20-percent independent board, and B3 regulations continue to allow these companies (Nivel 2) to round down the required number of independent directors.

Companies that are part of the Nivel 1 and the non-differentiated ("Traditional") listing segments are not subject to a minimum independence requirement. Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments.

ISS' benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country's highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

In addition, as of Feb. 1, 2018, ISS benchmark policy was updated to also recommend a minimum of at least one independent director for companies listed under the Nivel 1 differentiated corporate governance segment and the Traditional segment.

The most common market practice in Brazil remains slate elections. Nonetheless, in recent years, the market has experienced an increase in the number of individual board elections.

While directors nominated by a controlling shareholder must be disclosed at a minimum of 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but may negatively impact international investors, who must often submit voting instructions in the absence of complete nominee information.

Brazilian companies are required to provide its shareholders with a remote voting option, through the Remote Voting Card (RVC) as regulated by the Brazilian Securities Regulator (CVM) through its original Instruction 561/2015 and amended by Instruction 594/2017. For additional information regarding the Remote Voting Card and its disclosure requirements, refer to the Brazil Remote Voting Card (FAQ), available on the ISS Policy Gateway website.

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Brazil Proxy Voting Guidelines

Bundled Elections

‣ General Recommendation: Vote for the bundled election of management nominees, unless:

  Adequate disclosure of management nominees has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards; or
  Minority shareholders have presented timely disclosure of minority board nominees to be elected under separate elections, as allowed under Brazilian law (see Election of Minority Nominees - Separate Election below).

Minimum Independence Levels

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would not be at least 30-percent independent.

Vote against the bundled election of directors if the post-election board of Nivel 1 and Traditional companies would not have at least one independent member.

Unbundled Elections

‣ General Recommendation: In an unbundled election, for boards that meet the minimum independence level recommended by ISS, support all director nominees if:

  Minority shareholders have not timely disclosed board nominees to be elected under minority separate elections, as allowed by the Brazilian Corporate Law (see Election of Minority Nominees - Separate Election below); and
  There are no concerns regarding the candidate(s) and/or the company.

However, if the proposed board falls below the minimum independence level recommended under ISS policy:

  Support the independent nominees presented individually under the majority election; and
  Vote against the non-independent candidates in the majority election.

In making the above vote recommendations, ISS generally will not recommend against the election of the chairman, due to the relevance of the board leadership position in the absence of other governance concerns.

Election of Minority Nominees (Separate Election)

Article 141 of the Brazilian Corporate Law grants the rights to minority common and preferred shareholders to appoint one member each to the board of directors in a separate election in which the controlling shareholder is not allowed to vote.

Brazilian Corporate Law only requires controlling shareholders to disclose their nominee slate prior to the shareholder meeting. Minority stockholders can present the names of their nominees up to the time of the meeting.

When a separate election for a minority nominee is on ballot, minority ordinary shareholders can vote on a single election item, either on the separate election proposal to elect a minority board representative or on the management nominees/slate.

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Brazil Proxy Voting Guidelines

‣ General Recommendation: Vote for the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, ISS will prioritize the support for the election of minority representatives, if timely disclosure is provided, and a "Do Not Vote" recommendation may be issued for the management nominees.

On the other hand, in the absence of timely disclosure regarding minority nominees, a "Do Not Vote" or an "Abstain" recommendations may be issued for the separate minority election proposal, and a vote recommendation would be presented for the management slate in accordance with the aforementioned policy.

ISS will update its report and vote recommendations, as applicable, on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

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Brazil Proxy Voting Guidelines

ISS Classification of Directors - Brazil

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  ounder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Any director who has served for 12 or more years on the board will be deemed non-independent, unless local best practices recommend a lower tenure limit which will then be applied;

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[4] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company

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Brazil Proxy Voting Guidelines

and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For purposes of ISS' director independence classification, al, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Combined Chairman/CEO

‣ General Recommendation: Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Vote against the election of the company's chairman, if the nominee is also the company's CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa), Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Appointment of Internal Statutory Auditors (Fiscal Council)

‣ General Recommendation: Vote for the appointment or (re)election of fiscal council members, unless:

  The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;
  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  Minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections, as allowed under Brazilian law. See Election of Minority Nominees (Separate Election).

Contested Director Elections and Competing Minority Nominees

‣ General Recommendation: For contested elections of directors (and/or fiscal council members), e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors (and/or fiscal council members) are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;

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Brazil Proxy Voting Guidelines

  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

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Brazil Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company's bylaws.

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:
  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Brazil Proxy Voting Guidelines

Preferred Stock

‣ General Recommendation: Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital; and
  A holding limit of up to 10 percent of a company's issued share capital in treasury

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Brazil Proxy Voting Guidelines

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Brazil Proxy Voting Guidelines

4.  COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company's board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM's requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

‣ General Recommendation: Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

  The company fails to present a detailed remuneration proposal or the proposal lacks clarity;
  The company does not disclose the total remuneration of its highest-paid executive; or
  The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive's pay.

Vote case-by-case on global remuneration cap (or company's total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

  Whether there is a clearly stated and compelling rationale for the proposed increase;
  Whether the remuneration increase is aligned with the company's long-term performance and/or operational performance targets disclosed by the company;
  Whether the company has had positive TSR for the most recent one- and/or three-year periods;
  Whether the relation between fixed and variable executive pay adequately aligns compensation with the company's future performance.

Vote on a case-by-case basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in December 2009, effective as of January 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

General Recommendation: ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

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Brazil Proxy Voting Guidelines

Practically all of the plans presented since the implementation of the 2009 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS' assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

Vote against a stock option plan and/or restricted share plan, or an amendment to the plan, if:

  The plan lacks a minimum vesting cycle of three years;
  The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company's historical financial performance or the industry benchmarks;
  The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or
  Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a case-by-case basis if non-executive directors are among the plan's potential beneficiaries, paying special attention to:

  Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan's administration; and
  The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically for share matching plans, in addition to the abovementioned factors, vote against the plan, or an amendment to the plan, if:

  The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, ISS will recommend against the plan if:

  The shares of the initial investment may be purchased by the participant at a discount to the market price;
  The initial investment is made using resources other than the annual variable remuneration received by the participant; or
  The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

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Brazil Proxy Voting Guidelines

5.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient and timely information upon request to make an informed voting decision.

Appointment of Independent Auditors

‣ General Recommendation: Vote for the election of auditors to conduct valuation of proposed transactions, unless:

  Name of the proposed auditors has not been published;
  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Brazil Proxy Voting Guidelines

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange's Novo Mercado listing segment:

  Ownership trigger of 30 percent or higher; and
  Reasonable pricing provisions.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Brazil Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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South Africa Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after April 1, 2018 Published February 19, 2018

South Africa Proxy Voting Guidelines

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South Africa Proxy Voting Guidelines

OVERVIEW

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as "CA" throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as "LR") and the King Code and Report on Governance for South Africa 2016 ("King IV").

Legal and regulatory requirements are typically enshrined in a company's memorandum of incorporation ("MOI"), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

  Receipt of annual financial statements;
  Auditors' reappointment and remuneration;
  Election of directors;
  Election of audit committee members;
  Share issuance authorities;
  Share buyback authorities;
  Approval of director fees;
  Financial assistance to related or inter-related companies;
  Authority to ratify and execute approved resolutions;
  Approval of remuneration policy and implementation report.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

  Approval of new equity incentive schemes or amendments to existing schemes;
  Amendments to the MOI;
  Black Economic Empowerment (BEE) transactions;
  Social and ethics committee elections;
  Social and ethics committee report.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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South Africa Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Annual Financial Statements

‣ General Recommendation: Vote for approval of the financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

Discussion

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

Auditors' Reappointment and Remuneration

‣ General Recommendation: Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

Discussion

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

Authority to Ratify and Execute Approved Resolutions

General Recommendation: Vote for the authority to ratify and execute approved resolutions, unless opposition is recommended to all other items on the agenda.

Discussion

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

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South Africa Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for the re-election of directors, unless:

Independence:

  The director is a former CEO who has been appointed as chairman;
  The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);
  The director is a non-independent NED (per ISS' Classification ):
    Serving on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);
    Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials; or
    The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials.

Composition:

  Repeated absences (less than 75 percent attendance) at board and committee meetings have not been explained.

Accountability:

  Elections are bundled;
  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;
  The board fails to meet minimum governance standards;
  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities; or
  Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
    Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
    Failure to replace management as appropriate; or
    Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

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South Africa Proxy Voting Guidelines

ISS Classification of Non-Independent Non-Executive Directors

Non-Independent Non-Executive Director (NED)
  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Beneficial owner (direct or indirect) of at least 5 percent of the company's shares, either in economic terms or in voting rights;
  Government representative;
  Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King IV, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient's gross revenues);
  Any director who has cross-directorships with executive directors of the company;
  Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;
  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period); or
  Any director who receives any form of performance-related remuneration.

Discussion

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(e)).The roles of chairman of the board and chief executive must not be held by the same person (LR s3.84(b)).

Audit Committee Elections

General Recommendation: Vote for the re-election of the audit committee and/or audit committee members, unless:

  Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;
  Committee members are elected individually, and the audit committee member is a non-independent NED;
  Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or
  There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

Discussion

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

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Social and Ethics Committee Elections

General Recommendation: Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

  The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or
  Serious concerns have been raised with the work of the committee during the year.

Discussion

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation - in the form of the Companies Regulations 2011 - specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

Voting on Director Nominees in Contested Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

3.  CAPITAL STRUCTURE

Share Issuance Authorities

‣ General Recommendation: Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;
  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or
  The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

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Vote for a general authority to issue ordinary shares for cash, unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or
  The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote for a general authority to issue preference shares, unless:

  Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or
  The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

Discussion

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as "placing shares under the control of the directors"). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non-preemptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Share Buyback Authorities

‣ General Recommendation: Vote for a general share buyback authority, unless:

  The company wishes to repurchase more than 20 percent of its issued share capital over the year;
  The repurchase can be used for takeover defenses; or
  There is clear evidence of abuse.

Discussion

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

4.  REMUNERATION

Fees for Non-Executive Directors

‣ General Recommendation: Vote for the fees payable to non-executive directors unless the proposed fees are excessive, relative to similarly-sized companies in the same sector.

Discussion

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

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Approval of Remuneration Policy

‣ General Recommendation: When assessing a company's remuneration policy, ISS generally recommends a vote against if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy on a case-by-case approach, paying particular attention as to whether:

  The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;
  The vesting period for long-term incentive schemes is set at less than three years;
  Long-term schemes include an element of retesting;
  The policy provides for grants of share options at a discount to market value;
  The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);
  The quality of disclosure around the severance provisions of the executive directors' service contracts, including any potential termination payments, is considered inadequate;
  The policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for ISS to recommend support for the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Discussion

The King IV report recommends that companies provide shareholders with an annual, non-binding vote on the remuneration policy (Part 5.4, Recommended Practice #37). The policy should set out all elements of remuneration that are offered to executive management. The JSE Listings Requirements (LR s.3.84(k)) mandate that this advisory vote is put to shareholders at each AGM.

Approval of Implementation Report

‣ General Recommendation: When assessing the implementation report, ISS generally recommends a vote against if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the implementation report on a case-by-case approach, paying particular attention as to whether:

  Large increases in fixed remuneration have been implemented which have not been adequately explained;
  The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);
  The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;
  The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;
  Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;
  Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

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In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for ISS to recommend support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative voting recommendation.

Discussion

The King IV report recommends that companies provide shareholders with an annual, non-binding vote on the implementation report (Part 5.4, Recommended Practice #37). This report should contain details of all remuneration awarded to individual members of the governing body and executive management during the reporting period. The JSE Listings Requirements (LR s.3.84(k)) mandate that this advisory vote is put to shareholders at each AGM.

New Equity Incentive Scheme or Amendment to Existing Scheme

‣ General Recommendation: ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless one or more of the following apply:

  Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.
  Performance conditions can be retested.
  Performance is measured over a period shorter than three years.
  The plan allows for option repricing or issue of options at a discount or backdating of options.
  The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).
  The scheme provides for potentially excessive individual reward or has no caps on individual participation.
  NEDs can participate in the scheme.
  The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Discussion

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

Financial Assistance

‣ General Recommendation: Vote for a general authority to provide financial assistance, unless:

  As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;
  The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorise the provision of preferential loans to directors; or
  As part of the authority, the company seeks approval to provide financial assistance "to any person".

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Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

Discussion

Financial assistance proposals are commonplace following the implementation of South Africa's Companies Act 2008. Under the Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Typically these authorities are limited to the provision of assistance to related or inter-related companies - i.e. intercompany loans - and are not contentious. In some cases, however, these proposals may cover the provision of loans to senior executives, or facilitate the administration of share incentive schemes.

Shareholder approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

5.  OTHER ITEMS

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

‣ General Recommendation: Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

Discussion

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

Black Economic Empowerment (BEE) Transactions

‣ General Recommendation: Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Discussion

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

Social and Ethics Committee Report

‣ General Recommendation: Vote for the report of the social and ethics committee, unless:

  The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or
  Serious concerns have been raised with the work of the committee during the year.

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Discussion

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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EMEA Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

EMEA Regional Proxy Voting Guidelines

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EMEA Regional Proxy Voting Guidelines

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EMEA Regional Proxy Voting Guidelines

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS' European Policy

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1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  The name(s) of the proposed auditors has not been published;
  The auditors are being changed without explanation; or
  For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

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2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests;
  The board fails to meet minimum corporate governance standards;
  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
  Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labour representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

For MEA markets, in cases where:

  Directors are proposed for (re)election through a cumulative voting system, or
  Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

ISS will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

  Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:
    Candidates who can be classified as independent according to ISS' policy, or, failing that,
    Candidates explicitly classified as independent per the company's director classification.
  Candidates whose professional background may have the following benefits:
    Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors).
    Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.
  Incumbent board members and candidates explicitly supported by the company's management.
  Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or

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EMEA Regional Proxy Voting Guidelines

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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EMEA Regional Proxy Voting Guidelines

ISS Classification of Directors - EMEA Regional Policy

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company[6];
  Relative[1] of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period) [6];
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]

Independent NED

  No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business

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relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS' director independence classification, , personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors' past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

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Preferred Stock

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in

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  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and
  A duration of no more than 18 months.

In addition, vote against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.  COMPENSATION

Compensation Plans

‣ General Recommendation: Vote compensation plans on a case-by-case basis.

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Director Compensation

‣ General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

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Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6.  SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

7.  FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

‣ General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Hong Kong Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Hong Kong Proxy Voting Guidelines

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Hong Kong Proxy Voting Guidelines

1.  OVERVIEW

Hong Kong companies are required to present the summary of its financial report within four months after the end of the financial year. Public companies must hold their AGM within a period of 15 months from the last convened AGM. The following resolutions are commonly seen at a shareholder meeting:

  Approval of financial statements and statutory reports;
  Dividend distribution;
  Election of directors;
  Approval of remuneration of directors;
  Election of supervisors;
  Auditor appointment and approval of auditor remuneration;
  Capital raising requests;
  Compensation proposals.

Other items that may be submitted for shareholder approval include:

  Related-party transactions;
  Amendments to articles of associations;
  Debt issuance requests;
  Provision of guarantees;
  Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2.  OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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3.  BOARD OF DIRECTORS

The SEHK listing rules require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom including the chairman must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independent. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise of a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Voting for Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

  The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
  Any non-independent director nominees where the board is less than one-third independent classification of directors.
  The nominee is an executive director serving on the audit committee;
  The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
  The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board).

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

  The nominee is an executive director and the board is not majority independent;
  The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

  The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).

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  The nominee sits on more than six1 public company boards.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members of the audit committee2 up for reelection if:

  The non-audit fees paid to the auditor are excessive; or
  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

2 Except for directors newly-appointed to the committee or who served on the committee for a partial year, who are considered on a case-by-case basis.

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Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence cial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-

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children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers
  Strategy of the incumbents versus the dissidents
  Independence of directors/nominees
  Experience and skills of board candidates
  Governance profile of the company
  Evidence of management entrenchment
  Responsiveness to shareholders
  Whether a takeover offer has been rebuffed

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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4.  BOARD OF SUPERVISORS

Company Law of China requires companies incorporated in the country to establish a supervisory board, and this board should consist of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

‣ General Recommendation: Generally vote for such candidates unless:

  He or she is a senior executive or director of the company; or she has
  He or she has been a partner of the company's auditor within the last three years; or
  There are concerns about the performance or conduct of an individual candidate.

5.  REMUNERATION

Director Fees

‣ General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

‣ General Recommendation: Generally vote for an equity-based compensation plan unless:

  The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels for all outstanding schemes of up to 10 percent if each individual plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
  The plan permits options to be issued with an exercise price at a discount to the current market price; or
  Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

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A-share Stock Option Schemes and Performance Share Schemes

‣ General Recommendation: Vote against a stock option and/or performance share scheme if:

  Pricing basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares3 to be set at an unreasonable price4 compared to the market price without sufficient justification;
  Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
  Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or
  Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

  The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;
  The share purchase price is less than 90 percent of the market price5 when the share purchase is conducted solely through private placement;
  The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
  The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
  The ESPP contains any other terms that are deemed disadvantageous to shareholders.

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3 Performance share, termed Chinese by as companies incorporated in China, is a type of "restricted stock" literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

4 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

  Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.
  Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

5 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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6.  AUDIT

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditor is being changed without explanation; or
  The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

7.  SHARE ISSUANCE REQUESTS

General Issuance Mandate

‣ General Recommendation: Generally vote for the general share issuance mandate for companies that:

  Limit the issuance request to 10 percent or less of the relevant class of issued share capital;
  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
  Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12 month period.

Discussion

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

  Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);
  Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and
  Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate

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Hong Kong Proxy Voting Guidelines

extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or "refresh") the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

Share Repurchase Plans (Repurchase Mandate)

‣ General Recommendation: Generally vote for resolutions seeking for share repurchase mandate.

Discussion

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

Reissuance of Shares Repurchased (Share Reissuance Mandate)

‣ General Recommendation: Generally vote for the share reissuance mandate for companies that:

  Limit the aggregate issuance request - that is, for the general issuance mandate and the share reissuance mandate combined - to 10 percent or less of the relevant class of issued share capital;
  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
  Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming that a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

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Hong Kong Proxy Voting Guidelines

A-share Private Placement Issuance Requests

‣ General Recommendation: Vote case-by-case on share issuance requests, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

  The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued; and
  A successful rights offering shall have a subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

  Share issuances via a private placement shall be issued to not more than 10 specific parties;
  The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;
  The lock-up period of the shares shall be 12 months for unaffiliated investors and 36 months for the controlling shareholder and actual controlling person of the company;
  A cooling-off period of at least 18 months from the last share issuance should be in place;
  The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

8.  RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

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As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong - the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

  Transactions involving the sale or purchase of goods;
  Transactions involving the sale or purchase of property and/or assets;
  Transactions involving the lease of property and/or assets;
  Transactions involving the provision or receipt of services or leases;
  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);
  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);
  Transactions involving the assumption of financial/operating obligations;
  Transactions that include the subscription for debt/equity issuances; and
  Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

‣ General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

9.  AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Articles and Bye-law Amendments

‣ General Recommendation: Vote case-by-case on proposed amendments to the Articles and Bye-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote against:

  The proposed amendments;
  The adoption of new Articles of Association; or
  The replacement of the current constitutional document.

Vote case-by-case on the adoption of new constitutional document with no previous reference.

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Hong Kong Proxy Voting Guidelines

Communist Party Committee

‣ General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

10. CAPITAL

Debt Issuance Requests

‣ General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
  Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
  Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
  The company's financial position - What is the company's current leverage and how does that compare to its peers?
  The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

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  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. An against vote will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;
  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus, the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Adjustments of Conversion Price of Outstanding A-share Convertible Bonds

‣ General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Pledging of Assets for Debt

‣ General Recommendation: Vote for proposals to approve the specific pledging of assets for debt if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed; and
  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote against will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no

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Hong Kong Proxy Voting Guidelines

details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected.

Increase in Borrowing Powers

‣ General Recommendation: Vote for proposals to approve increases in a company's borrowing powers if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  The potential increase in debt is not excessive; and
  There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

‣ General Recommendation: Loan guarantee requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;
  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or
  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

11. MERGERS & ACQUISITIONS

General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

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  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

12. SOCIAL AND ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Hong Kong Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance www.issgovernance.com

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Japan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Japan Proxy Voting Guidelines

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Japan Proxy Voting Guidelines

6	.	TAKEOVER DEFENSE PLANS (POISON PILLS)	11
7	.	MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)	12
8	.	SHAREHOLDER PROPOSALS	12
9	.	SOCIAL/ENVIRONMENTAL ISSUES	12
		Global Approach	12

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Japan Proxy Voting Guidelines

1.  ROUTINE/MISCELLANEOUS

Approval of Financial Statements

‣ General Recommendation: Generally vote for the approval of financial statements, unless:

  External auditor expressed no opinion, or raised concerns; or
  Statutory auditors/audit committee raised concerns; or
  There are concerns about the financial statements presented or audit procedures used

Income Allocation

‣ General Recommendation: Generally vote for approval of income allocation, unless:

  Payout ratio is consistently low without adequate justification; or
  Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

‣ General Recommendation: Generally vote for the election of statutory auditors, unless:

  The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or
  The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
  The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
  Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Audit Firm Appointments

General Recommendation: Generally vote for the appointment of audit firms, unless there are serious concerns related to changing auditors.

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Japan Proxy Voting Guidelines

2.  ELECTION OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure1.

1.     At companies with a statutory auditory structure: vote for the election of directors, except:

  Top executive(s)2 at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)3, unless an improvement4 is observed;

  Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

  Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

  An outside director nominee who attended less than 75 percent of board meetings during the year under review5; or

  Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority6 of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2.      At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:

   Where an outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent;

   Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors; or

   Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

3.     At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:
   Where an outside director nominee who is also nominated as an audit committee member7 is regarded as non-independent based on ISS independence criteria for Japan; or

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1 The director election policy for companies with a board with audit committee structure will be applied to the election of executive directors and supervisory directors at real estate investment trusts (REITs), to the extent that the information necessary to apply the policy is disclosed.

2 In most cases, the top executive will be the "shacho" (president). However, there are companies where the decision-making authority also rests with the "kaicho" (executive chairman) or "daihyo torishimariyaku" (representaive director).

3 Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.

4 Improvement is defined as ROE of five percent or greater for the most recent fiscal year.

5 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

6 Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

7 Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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Japan Proxy Voting Guidelines

  Top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Requirement for multiple outsiders

Corporate governance in Japan has long been criticized for lack of outside director oversight, which has led boards to take shareholder-unfriendly actions such as hoarding cash, tying up assets in cross-shareholdings and other unproductive investments, and resisting value-enhancing transactions. However, the situation has improved in recent years. Japan's Corporate Governance Code (which went into effect in June 2015) encourages companies to appoint at at least two independent outside directors based on the independence criteria developed by the Tokyo Stock Exchange.

In addition, the corporate law now requires companies without any outside directors to explain why the appointment of outside directors is inappropriate. As a result of these regulatory changes, there is a noticeable trend of accepting outside oversight. ISS data as of the end of June 2017 shows that 85 percent of companies already have at least two outside directors. The policy on board composition is expected to further accelerate the trend to improve Japanese corporate governance.

ISS Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent:

  Individuals who work or worked at major shareholders of the company in question;
  Individuals who work or worked at main lenders/banks to the company in question;
  Individuals who work or worked at the lead underwriter(s) of the company in question;
  Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient's perspective or is not disclosed;
  Individuals who worked at the company's audit firm;
  Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question;
  Individuals who have a relative(s) working at the company in question; or
  Individuals who work or worked at companies whose shares are held by the company in question as "cross-shareholdings8."

Voting on Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of management and shareholder nominees in contested elections, considering the following factors:

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8 Traditionally, Japanese companies have often held shares of other companies for reasons other than pure investment purposes, for instance, in order to strengthen a business relationship. Cross-shareholdings here refer not only to mutual shareholdings but also unilateral holdings. Note: In order to give companies time to revisit the rationale of holding such shares, this criteria won't be implemented until February 2020.

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Japan Proxy Voting Guidelines

  Long-term financial performance of the target company relative to its industry; s track record;
  Management's track recoerd;
  Background to the contentious situation;
  Nominee qualifications and any compensatory arrangements;
  Strategic plan of dissident(s) and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates); and
  Stock ownership positions.

These factors will be considered whether the combined number of management and shareholder nominees exceeds the number of available board seats, or whether there are sufficient open seats that all management and shareholder nominees could be elected. In the latter case, the election will still be treated as "contested" if management opposes the election of the shareholder nominees.

3.  ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

‣ General Recommendation: Generally vote for an expansion of business activities, unless a company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

‣ General Recommendation: Generally vote for the adoption of a U.S. style, three-committee board structure.

Adoption of a board with audit committee structure

‣ General Recommendation: Generally vote for an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure.

Increase in authorized capital

‣ General Recommendation: Generally vote case-by-case on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote for proposals to increase authorized capital, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
  The increase is intended for a poison pill, which ISS opposes.

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Creation/modification of preferred shares/class shares

‣ General Recommendation: Generally vote case-by-case on this request.

Repurchase of shares at board's discretion

‣ General Recommendation: Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company's:

  Balance sheet conditions;
  Capital efficiency and return on equity;
  Past share buybacks and dividend payouts;
  Board composition;
  Shareholding structure; and
  Other relevant factors.

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow company to make rules governing the exercise of shareholders' rights

‣ General Recommendation: Generally vote against this change.

Limit rights of odd shareholders

‣ General Recommendation: Generally vote for this change.

Lower quorum requirement

‣ General Recommendation: Generally vote against this proposal.

Amendments related to takeover defenses

‣ General Recommendation: Generally vote for this proposal, unless ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

‣ General Recommendation: Generally vote for this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

‣ General Recommendation: Generally vote against proposals seeking a supermajority requirement to remove a director.

Reduce directors' term in office from two years to one year

‣ General Recommendation: Generally vote for proposals to reduce

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Remove language preventing classification of board

‣ General Recommendation: Generally vote against proposals seeking to remove language preventing classified boards.

Creation of Advisory Positions (Sodanyaku or Komon)

‣ General Recommendation: Generally vote against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon," unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Limitations of liability for directors/statutory auditors

‣ General Recommendation: Generally vote for this proposal.

Limitations of liability for external auditors

‣ General Recommendation: Generally vote against proposals limiting liability for external auditors.

Payment of dividends at the board's discretion

‣ General Recommendation: Generally vote against proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders' ability to submit shareholder proposals on income allocation, vote for the article amendments.

Management buyout related amendments

‣ General Recommendation: Generally vote case-by-case on management related buyout amendments.

4.  COMPENSATION

Annual Bonuses for Directors/Statutory Auditors

‣ General Recommendation: Vote for approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

‣ General Recommendation: Generally vote for approval of retirement bonuses, unless:

  Recipients include outsiders9; or
  Neither the individual payments nor the aggregate amount of the payments is disclosed; or
  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

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9 However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and not excessive.

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‣ General Recommendation: Generally vote for approval of special payments in connection with abolition of retirement bonus system, unless:

  Recipients include outsiders9; or
  Neither the individual payments nor the aggregate amount of the payments is disclosed; or
  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

‣ General Recommendation: Generally vote for approval of stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;
  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
  The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

‣ General Recommendation: Generally vote for approval of deep-discounted stock option plans10, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or
  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
  The maximum number of options that can be issued per year is not disclosed; or
  No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

‣ General Recommendation: Generally vote for proposals seeking to increase director fees, if:

  The specific reason(s) for the increase are explained; or
  The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

  The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

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10 The same policy will be applied for "trust type" equity compensation plans, restricted stock plans, performance share plans, and other types of equity compensation plans which have similar economic effect as deep-discounted stock option plans.

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‣ General Recommendation: Generally vote for proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

5.  SHARE REPURCHASE PLANS

‣ General Recommendation: Vote for the share repurchase plans, unless:

  The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or
  There are serious concerns about a possible adverse impact on shareholder value.

6.  TAKEOVER DEFENSE PLANS (POISON PILLS)

‣ General Recommendation: Generally vote against the approval of takeover defense plans (poison pills), unless: (Necessary conditions)

  Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
  The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
  The directors are subject to annual elections;
  The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
  The trigger threshold is set at no less than 20 percent of shares outstanding;
  The duration of the poison pill does not exceed three years;
  There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office;
  The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and
  The pill's total duration11 does  not exceed three years.

(Second stage of analysis, to be applied only when all necessary conditions are met)

  The company has disclosed in its proxy circular specific, credible steps it is taking to address the vulnerability to a takeover by enhancing shareholder value, and explained how the temporary protection afforded by the pill will help accomplish this goal.

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11 The pill's total duration is defined as the sum of the number of years the company has had a pill in place and the number of years the proposed pill will be effective.

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Japan Proxy Voting Guidelines

7.  MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

‣ General Recommendation: Generally vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

8.  SHAREHOLDER PROPOSALS

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

9.  SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

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  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Korea Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Korea Proxy Voting Guidelines

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Korea Proxy Voting Guidelines

1.  APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF
    CASH OR STOCK DIVIDENDS)

‣ General Recommendation: Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

  The dividend payout ratio has been consistently low without adequate justification;
  The payout is excessive given the company's financial position;
  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2.  AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

‣ General Recommendation: The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders' preemptive rights. Only vote for these article amendments if:

  The potential dilution ratio to existing shareholders does not exceed 20 percent; and
  The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

‣ General Recommendation: Generally vote for increases in authorized capital, unless:

  The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or
  The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

‣ General Recommendation: Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

‣ General Recommendation: Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Korea Proxy Voting Guidelines

Diversification / expansion of business objectives

‣ General Recommendation: Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

‣ General Recommendation: Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

‣ General Recommendation: Generally vote for a proposed stock option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Stock option programs for the employee stock ownership plan

‣ General Recommendation: Generally vote for article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

  The company explicitly states that shareholders' approval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the the earliest general meeting; and
  The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Amend quorum requirements

‣ General Recommendation: Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

‣ General Recommendation: Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

‣ General Recommendation: Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

‣ General Recommendation: Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

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Korea Proxy Voting Guidelines

3.  ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies - one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

‣ General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

  Any non-independent director nominees (under ISS classification) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

There are differences in the definition of independence between ISS and the Korean law. Examples are:

  While Korean law sets the materiality threshold of professional services at 10 percent of the service provider's annual revenue, ISS director classification sets the amount at U.S. $10,000 per year.
  While Korean law applies a two-year cooling-off period for former executives of the company, ISS applies a five-year cooling-off period.

Composition:

  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
  An outside director has attended less than 75 percent of board meetings1 over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer);

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

  Adequate disclosure has not been provided in a timely manner;

Under extraordinary circumstances, vote against individual directors, members of committees, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote against directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors are presented as a bundled item, vote against the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

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1 Korean law requires companies to disclose the attendance of outside directors only.

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Korea Proxy Voting Guidelines

4.  ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL
     AUDITOR)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Election of Audit Committee Member(s)

‣ General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

  There are serious concerns about the statutory reports presented or audit procedures used;
  A director has had significant involvement with a failed company;
  A director has in the past appeared not to have acted in the best interests of all shareholders;
  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and/or damages to the company);
  A director has been indicted by the Prosecutors' Office and there are pending investigations;
  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;
  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
  A non-independent director (under ISS classification) seeks to become an audit committee member (for large companies);
  A non-independent director (under ISS classification) seeks to become an audit committee member and the audit committee is less than two-thirds independent (for small companies);
  A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
  Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

‣ General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Examples of circumstances where a vote against an internal auditor's (re)appointment should be considered include:

  There are serious concerns about the statutory reports presented or audit procedures used;
  The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  A nominee has had significant involvement with a failed company;

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  A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);
  A nominee has been indicted by the Prosecutor's Office and there are pending investigations;
  A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
  Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5.  COMPENSATION

Remuneration Cap for Directors

‣ General Recommendation: Generally vote for approval of the remuneration cap for directors, unless:

  The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or
  The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

‣ General Recommendation: Generally vote for the remuneration cap for internal auditors, unless:

  The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or
  The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or
  There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

General Recommendation: Generally vote for stock option grant proposals, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

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Korea Proxy Voting Guidelines

‣ General Recommendation: Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

  The company fails to provide any information in regard to the changes to the terms of severance payments to executives;
  The negative provisions proposed in a resolution outweigh any positive ones; and/or
  The company proposes to introduce a new clause that is effectively a golden parachute clause.

6.  SPINOFF AGREEMENT

‣ General Recommendation: Generally vote for the approval of a spinoff agreement, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
  The company's structure following the spinoff does not reflect good corporate governance;
  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
  The company does not provide sufficient information upon request to make an informed voting decision.
  There is an accompanying reduction in capital.

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

7.  REDUCTION IN CAPITAL

Reduction in capital accompanied by cash consideration

‣ General Recommendation: Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in capital not accompanied by cash consideration

‣ General Recommendation: Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

8.  MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY
    ASSETS, AND FORMATION OF HOLDING COMPANY

‣ General Recommendation: Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

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  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
  The company's structure following such transactions does not reflect good corporate governance;
  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
  The company does not provide sufficient information upon request to make an informed voting decision; and/or
  The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

Discussion

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

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A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

9.  SHAREHOLDER PROPOSALS

‣ General Recommendation: Generally vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Generally vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Korea Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Singapore Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Singapore Proxy Voting Guidelines

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Singapore Proxy Voting Guidelines

1.  OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.

  Approval of financial statements and statutory reports;
  Dividend distribution;
  Election of directors;
  Approval of remuneration of directors;
  Auditor appointment and approval of auditor remuneration;
  Capital raising requests;
  Compensation proposals.

Other items that may be submitted for shareholder approval include:

  Debt issuance requests;
  Amendments to articles of associations;
  Related-party transactions;
  Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2.  OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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Singapore Proxy Voting Guidelines

3.  BOARD OF DIRECTORS

Voting for Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

  The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
  Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors;
  The nominee1 is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent under the following scenarios:
    The chairman and the CEO is the same person;
    The chairman and the CEO are immediate family members2;
    The chairman is part of the management team; or
    The chairman is not an independent director.
  The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
  The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

  The nominee is an executive director;
  The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

  The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).
  The nominee sits on more than six 3 public company boards.

----------------------

1 Except for directors newly-appointed to the committee or who served on the committee for a partial year, who are considered on a case-by-case.

2 "Immediate family members" refer to the person's spouse, child, adopted child, step-child, sibling and parent.

3 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

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Singapore Proxy Voting Guidelines

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members1 of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive; or
  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Singapore Proxy Voting Guidelines

Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.
[2] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
[3] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-

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Singapore Proxy Voting Guidelines

children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)

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Singapore Proxy Voting Guidelines

4.  REMUNERATION

Directors Fees

‣ General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

‣ General Recommendation: Generally vote for an equity-based compensation plan unless:

  The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels for all outstanding schemes of up to 10 percent if each individual plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.
  The plan permits options to be issued with an exercise price at a discount to the current market price; or
  Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

5.  AUDIT

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditor is being changed without explanation; or
  The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

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Singapore Proxy Voting Guidelines

6.  SHARE ISSUANCE REQUESTS

General Issuance Requests

‣ General Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights.

Discussion

The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.

General Issuance Requests

Real Estate Investment Trusts

‣ General Recommendation: Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

‣ General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans.

For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

Discussion

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the

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Singapore Proxy Voting Guidelines

previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

7.  ARTICLES AND BYE-LAW AMENDMENTS

‣ General Recommendation: Vote case-by-case on proposed amendments to the Articles and Bye-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote against:

  The proposed amendments;
  The adoption of new Articles of Association; or
  The replacement of the current constitutional document.

Vote case-by-case on the adoption of new constitutional document with no previous reference.

8.  RELATED-PARTY TRANSACTIONS

‣ General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

Discussion

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business.

9.  CAPITAL

Debt Issuance Requests

‣ General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity-issuance requests.

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Singapore Proxy Voting Guidelines

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
  Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
  Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
  The company's financial position - What is the company's current leverage and how does that compare to its peers?
  The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;
  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

10. MERGERS & ACQUISITIONS

‣ General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:

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Singapore Proxy Voting Guidelines

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. SOCIAL AND ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Singapore Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Taiwan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Taiwan Proxy Voting Guidelines

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Taiwan Proxy Voting Guidelines

1.  OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

  Approval of business operations reports and financial statements;
  Allocation of income or loss offsetting proposals;
  Amendments to articles of association or other company bylaws;
  Capital raising requests;
  Election of directors and supervisors;
  Release of restrictions on competitive activities of directors;
  Transact other business.

Other items that may be submitted for shareholder approval include:

  Capital reduction to offset losses or by distributing cash to shareholders;
  Equity-based compensation;
  Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

  Ordinary resolutions require the approval of a majority of the shareholders present, who represent more than one half of the issued shares.
  Special resolutions require the approval of a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two-thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

2.  FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for proposals to approve financial results, business operations reports and other statutory reports unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year.

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Taiwan Proxy Voting Guidelines

External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

3.  ALLOCATION OF INCOME AND DIVIDENDS

‣ General Recommendation: Generally vote for approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

  Cash dividends from earnings;
  Cash dividends from capital reserves;
  New shares from capital reserves;
  Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends from Earnings

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for distribution of dividends from earnings unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation;
  The proposed payout is excessive given the company's financial position.

Discussion

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends and bonuses shall be paid out. In addition, before the company could pay out dividends and bonuses, the company shall:

1.	Cover its losses and pay all its taxes and dues;
2.	Set aside 10 percent of its surplus profit as legal reserve when the amount of legal reserve is less than the authorized capital;
3.	Allocate another sum of its surplus profits as special reserve, if special reserve is specified in the Articles of Association or approved by shareholders.

Cash Dividends or New Shares from Capital and Legal Reserves

Resolution Type: Special

‣ General Recommendation: Generally vote for proposals to distribute dividends or new shares from capital and legal reserves.

Discussion

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserve by cash or by issuing new shares to its existing shareholders based on their

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Taiwan Proxy Voting Guidelines

proportionate holdings. If legal reserve is distributed, only the portion of legal reserve which exceeds 25 percent of the paid-in capital may be distributed.

Stock Dividends

Resolution Type: Special

‣ General Recommendation: Generally vote for proposals to distribute stock dividends.

4.  CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING
    CASH TO SHAREHOLDERS

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for the capital reduction to offset losses or to distribute cash to shareholders unless:

  The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or
  The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

Discussion

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting and capital reduction shall be effected based on the percentage of shareholding of the shareholders pro rata, unless otherwise provided for in this Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when they have extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

5.  AMENDMENTS TO COMPANY ARTICLES/BYLAWS

‣ General Recommendation: Vote case-by-case on amendments to company bylaws.

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose.

Articles of Association

The following are some of the most common or significant types of changes.

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Taiwan Proxy Voting Guidelines

Increase in authorized capital

‣ General Recommendation: Vote case-by-case on increase in authorized capital if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
  The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

‣ General Recommendation: Generally vote for the establishment of audit committee.

Adoption of the nomination system for the election of directors and supervisors

‣ General Recommendation: Generally vote for the adoption of the nomination system for the election of directors.

Change of board size

Resolution Type: Special

‣ General Recommendation: Generally vote for the change of board size unless it is used as an anti-takeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Other Company Bylaws

Resolution Type: Ordinary

‣ General Recommendation: Vote case-by-case on other bylaw proposals.

Other company bylaws include but are not limited to:

  Procedures Governing the Acquisition or Disposal of Assets;
  Rules and Procedures Regarding Shareholder's Meeting;
  Rules and Procedures for Election of Directors and Supervisors;
  Rules and Procedures Regarding Board of Directors' Meeting;
  Procedures for Lending Funds to Other Parties;
  Procedures for Endorsement and Guarantees;
  Trading Procedures Governing Derivatives Products.

6.  CAPITAL RAISING

‣ General Recommendation: Generally vote for general authority to issue shares if:

  A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
  A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote case-by-case on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

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Taiwan Proxy Voting Guidelines

Discussion

There are four capital raising channels that require shareholder approval in Taiwan:

  Issuance of new ordinary shares via a private placement;
  Issuance of convertible bonds via a private placement;
  Public issuance of new ordinary shares via book building;
  Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in GDR issuance up to a preapproved limit. The specific capital raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

Private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

7.  EQUITY-BASED COMPENSATION

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on employee restricted stocks and/or employee stock warrant plans. Vote against the employee restricted stocks plan and/or employee stock warrants plan if one or two of the following features are not met:

  Existing substantial shareholders are restricted in participation;
  Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or
  Reasonable vesting period (at least two years) is set.

Discussion

Equity-based compensation plans in Taiwan are regulated by the Regulations Governing the Offering and Issuance of Securities by Securities Issuers (Issues Regulations), which allows the issuance of employee restricted stock and employee stock warrants to employees. The Issues Regulations set a maximum dilution resulted from all outstanding equity-based compensation plans at 15 percent of the company's outstanding capital and restricts the participants of such plans to the companies' employees only. Other than that, the companies are given the discretion in determining other factors relevant to the plans, including but not limited to vesting conditions, vesting period and grant prices. In Taiwan, shareholder approval is only required for equity plans with an issue price or exercise price below market price.

The Issues Regulations requires the disclosure of the following items in their proposals:

  Issue amount;

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  Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);
  Qualifications of employees to be eligible for the schemes and the number of shares to be granted;
  Rationale for implementing the employee incentive program;
  Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

8.  ELECTION OF DIRECTORS AND SUPERVISORS

Voting for Director and Supervisor Nominees in Uncontested Elections

‣ General Recommendation: Vote against all directors and supervisors where the company employs the non-nomination system for election.

When the company employs the nomination system, generally vote for all non-independent director candidates, unless:

  The board is less than one-third independent under ISS' classification of directors; or
  The names and background of representatives of statutory directors are not disclosed.

Generally vote for the independent director nominees, unless:

Independence:

  The nominee is deemed non-independent under ISS' classification;
  The nominee has been a partner of the company's auditor within the last three years1 and serves on the audit committee.

Composition:

  The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance (or that of the representatives appointed by a legal entity which serves as a corporate director in the company) will not include meetings attended by alternate directors (or the proxy of those representatives). Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director (or the representative) has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer);
  The nominee sits on more than six2 public company boards3.

1 Pursuant to Securities and Exchange Act, all independent directors will automatically become the members of the company's audit committee, if any, which should be 100-percent independent.

2 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

3 Any independent directors shall not sit on more than three other public boards as independent director, according to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act.

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Taiwan Proxy Voting Guidelines

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

The nominee is a legal entity or a representative of a legal entity4;

Under extraordinary circumstances, vote against directors or supervisors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

When the company employs the nomination system, generally vote for all supervisor candidates, unless the names and background of representatives of statutory supervisors are not disclosed.

Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

4 Pursuant to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act, a legal entity can only serve as non-independent director in a company.

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  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Directors with a tenure exceeding three terms will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, al, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] "Relative" follows the definition of "immediate family members"  which covers spouses, parents, children, stepparents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Discussion

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just natural persons, can serve as non-independent directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Another notable characteristic in Taiwan is that, only the independent directors are elected by the standard nomination system. The election of non-independent directors and supervisors, on the other hand, may use a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

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Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

Taking into consideration that the nomination system for non-independent director election is yet to be made mandatory by law, most of the assessment criteria, such as attendance and public boards held, among others, which are applicable to peer markets in the Asia-Pacific Region, will only be applied to independent director candidates who must be elected via the nomination system. In order to better evaluate non-independent director nominees' suitability in the long run, such assessment criteria could be phasing in and adopted in the review of non-independent director nominees in the near future.

Voting requirement: Cumulative voting is mandatory for all elections. There is no majority vote requirement.

Voting for Director Nominees in Contested Elections

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1)	Have the dissidents proved that board change is warranted? and
(2)	If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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9.  RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF
     DIRECTORS

Resolution Type: Special

‣ General Recommendation: Vote against release of restrictions on competitive activities of directors if:

  There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on5; or
  The non-nomination system is employed by the company for the director election;

Discussion

Article 209 of the Company Act states that: "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director's service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries' boards, which may limit the company's ability to monitor the conducts of these subsidiaries.  Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration the following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

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5 If the company fails to disclose all outside directorships held by a director in question or those outside directorships that are being waived from the non-compete requirement, then it is deemed as lack of sufficient disclosure.

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  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

11. TRANSACT OTHER BUSINESS

‣ General Recommendation: Vote against resolutions to transact other businesses.

Discussion

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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China Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

China Proxy Voting Guidelines

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China Proxy Voting Guidelines

1.  OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

  Approval of financial statements and statutory reports;
  Dividend distribution;
  Election of directors;
  Election of supervisors;
  Auditor appointment;
  Capital raising requests;
  Debt issuance requests;
  Amendments to articles of associations;
  Provision of guarantees;
  Related-party transactions.

Other items that may be submitted for shareholder approval include:

  Remuneration;
  Mergers and acquisitions;
  Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

  Ordinary resolutions require the approval of a majority of attending shareholders to pass.
  Special resolutions require the approval of a super majority (2/3) of all attending shareholders to pass.

Under certain circumstances, resolutions that are normally ordinary become special resolution:

  Resolutions on provisions of loan become special resolutions if the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed.

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2.  FINANCIAL STATEMENTS/DIVIDENDS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for approval of financial statements, report of board of directors, supervisors, and independent directors and other statutory reports unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the report of board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

  The report of directors typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.
  The report of supervisors contains statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company's annual report and are ordinarily non-contentious in nature.

Dividend Distribution

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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3.  BOARD OF DIRECTORS

Article 108 of the Company Act requires a company to have five to 19 directors on the board, whilst a 2001 China Securities Regulatory Commission (CSRC) guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.

Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person for three consecutive times are required to step down and be replaced.

Voting for Director Nominees in Uncontested Elections

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for the re/election of directors, except where:

Independence:

  The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
  Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Composition:

  The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year1, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).

Generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [6]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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[3] "Relative" follows the definition of "immediate family members" which covers souses, parents, children stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Voting for Director Nominees in Contested Elections

Resolution Type: Ordinary

‣ General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers
  Strategy of the incumbents versus the dissidents
  Independence of directors/nominees
  Experience and skills of board candidates
  Governance profile of the company
  Evidence of management entrenchment
  Responsiveness to shareholders
  Whether a takeover offer has been rebuffed

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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4.  BOARD OF SUPERVISORS

The Company Act requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for such candidates unless:

  He or she is a senior executive or director of the company;
  He or she has been a partner of the
  There are concerns about the performance or conduct of an individual candidate.

5.  REMUNERATION

Director Remuneration

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for resolutions regarding directors' and supervisors' fees unless they are excessive relative to fees paid by other companies of similar size.

Discussion

According to Article 37 of the Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Resolution Type: Special

‣ General Recommendation: Vote against a stock option and/or performance share scheme if:

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  Pricing Basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares2 to be set at an unreasonable price3 compared to the market price without sufficient justification;
  Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;
  Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or
  Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

Resolution Type: Ordinary

‣ General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

  The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;
  The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;
  The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
  The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
  The ESPP contains any other terms that are deemed disadvantageous to shareholders.

6.  AUDITOR (RE)APPOINTMENT

Resolution Type: Ordinary

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditor is being changed without explanation.; or

-----------------------------

2 Performance share, termed as "restricted stock" literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

3 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

  Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

   Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

4 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

7.  CAPITAL RAISING

Share Issuance Requests

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

  The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued;
  A successful rights offering shall have subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

  Share issuances via a private placement shall be issued to not more than 10 specific parties;
  The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;
  The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company;
  A cooling-off period of at least 18 months from the last share issuance should be in place;
  The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

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Adjustments of Conversion Price of Outstanding Convertible Bonds

Resolution Type: Special

‣ General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Requests

Resolution Type: Ordinary

The issuance of debt instruments is a commonly seen financing channel used by companies to finance its projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

  Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
  Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
  Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
  The company's financial position - What is the company's current leverage and how does that compare to its peers?
  The risk of non-approval - What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

General Recommendation: Vote case-by-case on non-convertible debt issuance requests. Generally vote for such requests if:

  The size of the debt being requested is disclosed;
  A credible reason for the need for additional funding is provided;
  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
  There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;
  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

Provision of Guarantees

Resolution Type: Ordinary, unless the cumulative amount exceeds threshold.

‣ General Recommendation: Vote case-by-case on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally vote against the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;
  The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Discussion

Chinese companies often provide loan guarantees for subsidiaries, affiliates and sometimes even unrelated parties.

According to Article 9.11 in the Listing Rules of both Shanghai and Shenzhen stock exchanges, shareholder approval shall be sought in the following situations:

  the amount of the guarantee is more than 10 percent of the last audited net asset value; or
  the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed the guarantee-receiving party has a debt-to-asset ratio over 70 percent;
  the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed; or
  the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50 million.

8.  AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Communist Party Committee

Resolution Type: Special for article amendments

‣ General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

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Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

Other Article of Association/Bylaw Amendments

Resolution Type: Special for article amendments; Ordinary for bylaw amendments

‣ General Recommendation: Generally vote for bylaw amendments if:

  They are driven by regulatory changes and are technical in nature; or
  They are meant to update company-specific information in the bylaws such as registered capital, address, and business scope, etc.

Generally vote against the amendments if:

  There is no disclosure on the proposed amendments or full text of the amended bylaw; or
  The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Discussion

Proposals to amend company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what being amended, or the amended bylaws, or both in their meeting circulars.

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes ISS opposes.

Other company bylaws include but are not limited to:

  Rules and Procedures Regarding Shareholder's Meeting;
  Rules and Procedures Regarding Board of Directors' Meeting;
  Rules and Procedures Regarding Supervisors' Meeting;
  Rules and Procedures for Election of Directors and Supervisors;
  Working System for Board of Directors/Supervisors
  Management System of Raised Funds/ Related-Party Transactions;
  Management System of External Investment/ External Guarantee Provision.

9.  RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China - the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

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  Transactions involving the sale or purchase of goods;
  Transactions involving the sale or purchase of property and/or assets;
  Transactions involving the lease of property and/or assets;
  Transactions involving the provision or receipt of services or leases;
  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);
  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);
  Transactions involving the assumption of financial/operating obligations;
  Transactions that include the subscription for debt/equity issuances; and
  Transactions that involve the establishment of joint-venture entities

Discussion

According to Article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001, independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or CNY 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (Article 124 of the Company Act).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen stock exchanges, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

Loan Financing Requests

Resolution Type: Ordinary

‣ General Recommendation: Vote case-by-case on loans and financing proposals. In assessing requests for loan financing provided by a related party:

  ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

  ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.
  ISS will generally recommend that shareholders vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.
  ISS will generally recommend that shareholders vote against the provision of loans to an entity in which the company's ownership stake is less than 75 percent and the financing provision is not proportionate to the company's equity stake.

Discussion

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders.

Occasionally, companies also undertake to provide funding for its subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, its subsidiaries, affiliates, and related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

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Article 10.2.3 of the Listing Rules of both Shanghai and Shenzhen stock exchanges prohibits the making of loans to directors, supervisors, or senior management either directly or through its subsidiaries.

Group Finance Companies

Resolution Type: Ordinary

‣ General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

‣ General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE
      FUNDS

Resolution Type: Ordinary

‣ General Recommendation: Vote on proposals to invest in financial products using idle funds on a case-by-case basis. Key factors for evaluating such requests include:

  Any known concerns with previous investments;
  The amount of the proposed investment relative to the company's assets;
  Disclosure of the nature of the products in which the company proposes to invest; and
  Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

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Generally vote for such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company's previous similar investments.

Discussion

According to Article 9.3.2 of the listing rules, the company's external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months requires shareholder approval. In addition, CSRC issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Russia and Kazakhstan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Russia and Kazakhstan Proxy Voting Guidelines

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Mandatory Takeover Bid Waivers	16
Expansion of Business Activities	16
Related-Party Transactions	16
Antitakeover Mechanisms	17
Shareholder Proposals	17
Social and Environmental Issues	17

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INTRODUCTION

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia's securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan's capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company's charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

  Annual report and financial statements
  Allocation of Income, including payment of dividends
  Auditors' appointment
  Election of directors
  Election of audit commission members
  Related-party transactions and large-scale transactions
  Amendments to the Charter and other internal regulations
  Approval of director fees
  Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  The financial statements and/or auditor's report are not disclosed or are incomplete
  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  Name of the proposed auditors has not been published; or
  The auditors are being changed without explanation.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

‣ General Recommendation: Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

  Adequate disclosure, including the nominees' names, has not been provided in a timely manner;
  There are serious concerns about the work and/or the composition of the audit commission;
  There are serious concerns about the statutory reports presented or the audit procedures used;
  There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

  Nominees' independence and potential conflicts of interest;
  Nominees' qualifications, experience, and past track records;
  Current composition of audit commission.

Early Termination of Powers of the Audit Commission

‣ General Recommendation: ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

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Russia and Kazakhstan Proxy Voting Guidelines

Allocation of Income

‣ General Recommendation:  Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Transact Other Business

‣ General Recommendation:  Vote against other business when it appears as a voting item.

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Russia and Kazakhstan Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

‣ General Recommendation: Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS' classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS' classification of directors) considering factors including, but not limited to, the following:

  Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;
  Nominee(s) qualification, knowledge, and experience;
  Attendance record of the directors nominees;
  Company's free float.

Where none of the director nominees can be classified as independent (per ISS' Classification of Directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate's (re)election:

  A director nominee, while not classified as independent per ISS' classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;
  A director nominee possesses adequate qualification, knowledge and experience;
  There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

ISS may consider not supporting the election of an individual director in case:

  Adequate disclosure has not been provided in a timely manner;
  A director nominee has been involved in questionable transactions with conflicts of interest;
  A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
  There are any records of abuses against minority shareholder interests;
  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company.

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per ISS' Classification of Directors).

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Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

‣ General Recommendation: ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

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ISS Classification of Directors

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of or who is considered related to a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder[1] of the company;
  Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[2] provides) professional services[3] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[4]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (five-year cooling off period);
  Excessive years of service from date of first appointment, as determined by local corporate governance codes[5], or local best practice, is generally a determining factor in evaluating director independence.
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[6] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

Footnotes

[1] In Russia, a significant shareholder is defined as a shareholder controlling directly or indirectly 5 percent or more of the voting rights.

[2] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[3] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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[4] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent. OR, A business relationship may be material if it is considered that it may be of significance the director.

[5] For example, the definition of independence in the Russian Corporate Governance Code (2014) provides that in order to remain independent, a non-executive director shall have served on the board of directors [supervisory board] for no more than seven years.

[6] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

‣ General Recommendation: ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

‣ General Recommendation: Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

‣ General Recommendation: ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
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  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock Requests

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf") and
  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

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  A holding limit of up to 10 percent of a
  A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defences;
  There is clear evidence of abuse or risk of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Non-Executive Director Compensation

‣ General Recommendation: ISS will generally recommend a vote for proposals to award directors, but will recommend a vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non-executive directors
  Proposed amounts are excessive relative to other companies in the country or industry.
  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
  Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.
  Proposals introduce retirement benefits for non-

And recommend a vote on a case-by-case basis where:

  Proposals include both cash and share-based
  Proposals bundle compensation for both non-

Equity-Based Compensation Guidelines

‣ General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

This assessment includes, but is not limited to, the following factors:

  The volume of awards transferred to participants must not be excessive:
  The potential volume of fully diluted issued share the following ISS guidelines:
  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;
  The plan(s) must be sufficiently long-term in three years from date of grant;
  The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;
  If applicable, performance standards must be fully measures preferred.

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5. OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

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  The parties on either side of the transaction;
  The nature of the asset transferred/service provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) are conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation:  Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant coast being incurred with little or no benefit.

Social and Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

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  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Australia Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2018 Published September 28, 2018

Australia Proxy Voting Guidelines

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Australia Proxy Voting Guidelines

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Australia Proxy Voting Guidelines

INTRODUCTION

These guidelines have been developed as the basis for ISS Australian Benchmark Policy for proxy voting recommendations.

Underlying principles

The principle underpinning all of ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that requires their approval and to understand how it affects their interests as owners. Accountability, transparency and fairness are the overarching goals of the laws, standards and principles in the Australian market.

Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company's performance and to vote on resolutions put before an annual or, where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

  Consideration of the financial statements and reports (not normally a voting item);
  Election or re-election of directors;
  Consideration of the remuneration report and to cast a non-binding (advisory) vote on executive pay practices;
  Issuance of new securities in certain circumstances, including to executives and directors under their employment contracts, or as required under ASX Listing Rules;
  Changes in the Constitution of a company;
  Consideration of certain related party transactions;
  Consideration of an increase in the directors' total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);
  To consider and vote on termination payments to executives in excess of a statutory remuneration; and
  Consideration of mergers and acquisitions.

The goals of these guidelines are to recognize that:

  The objective of most security holders is to hold and manage their investments with sustainable long term value creation in mind; and
  Strong of corporate governance practices can enhance shareholder value and mitigate risk.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for listed entities in Australia. This document is intended to provide investors with insights into how ISS analyses these entities in the Australian market. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the listed entity's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for listed entities can differ according to the type, location and nature of their business operations. The principles of good corporate governance are generally applicable to listed entities whatever their size, but ISS recognizes that investors and other market participants have differing expectations for certain market cap segments.

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Voting disclosure and response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at an AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of securities in respect of which the vote was directed to be withheld, and the overall percentages for each group.

Good corporate governance practice suggests that when a sizable proportion of votes have been cast against a resolution at any general meeting, the directors of the entity should explain what actions have been taken to understand the reasons behind the vote result. There is no universal threshold for significant dissent, and market practice is bound to evolve. However, many investors will use the 25 percent figure which represents a "strike" against the remuneration resolution as a threshold for identifying significant issues concerns. There may be reasons why for some companies a higher or lower level might be more appropriate for other types of resolutions. Some investors may take the view that dissent should be taken to mean both active abstentions and votes against. In Australia, "votes withheld" (abstentions) are not votes in law and companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 25 percent as indicating a low level of support from investors which they may wish to address. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range of 20 percent to 30 percent as a threshold for significant dissent.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. As a starting point, dissent of 25 percent or more will generally be used as the trigger for this case-by-case analysis. In certain circumstances, ISS may recommend a vote against a relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

In the Australian market, the core ISS benchmark policy applies to all companies in the S&P ASX300 Index, excluding certain types of investment trusts. The ASX Corporate Governance Council's Principles and Recommendations recognizes that when assessing the practice of a smaller company outside the ASX300, investors should be mindful of the individual circumstances of the business, including its size and complexity. Smaller companies may not have the resources to be able to comply with all the principles and recommendations, and there may be different requirements for these entities. Accordingly, the core ISS policy recognizes these exceptions on a case-by-case basis.

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1.  GENERAL

Constitutional Amendment

‣ General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement). Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Alteration of the Number of Directors/Board Size in Constitution

‣ General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The Australian Corporations Act requires a minimum of three directors for public companies, and nominees are elected if they receive 50 percent shareholder support. There is no maximum board size limit set out in the Act, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Renewal of "Proportional Takeover" Clause in Constitution

‣ General Recommendation: Vote for the renewal of the proportional

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask shareholders to reinsert the clause into the constitution at every third AGM. If a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, then the making of the bid is taken as approved.

Change Company Name

‣ General Recommendation: Vote for proposals to change the company name.

Decisions on the company name are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Authority to Postpone or Adjourn Meeting

‣ General Recommendation: Vote case-by-case on proposals to amend the company's constitution to provide the board with the authority to adjourn annual or special meetings, taking into account:

  The board's rationale for proposing the amendment; and

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  The board's past practices in acting in the best interests of shareholders.

When adequate explanation for an adjournment or postponement of a company meeting is given (such as to consider an improvement in economic benefit available to shareholders), such discretion of the chairman and board should be supported. However, evidence of the misuse of the authority to adjourn an annual or special meeting may result in recommendations against the re-election of the chairperson, or, if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

Significant Change in Activities

‣ General Recommendation: Vote for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Financial Statements

‣ General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used; or
  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under Australian law, but it will be a ballot item for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

‣ General Recommendation: Generally, vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Mergers and Acquisitions

‣ General Recommendation: Vote mergers and acquisitions on a case-by-case basis, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

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When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation

Is the value to be received by the target shareholders (or paid by the acquirer)

reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium,

market reaction and strategic rationale.

Market reaction	How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process

Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., ability for alternate bidders to participate) can also affect shareholder value.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors, where provided;
  The views of an independent financial adviser, where appointed;
  Whether any entities party to the transaction, including advisers, are conflicted; and
  The stated rationale for the transaction, including discussions of timing.

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Under the ASX Listing Rules, the listed entity must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

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2.  SHARE CAPITAL

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

‣ General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

‣ General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

  It is intended for financing purposes with minimal or no dilution to current shareholders; or
  It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote for the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

‣ General Recommendation: Generally, vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

‣ General Recommendation: Vote for reduction of share capital proposals with absorption of losses, as they represent routine accounting measures.

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

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Buybacks/Repurchases

‣ General Recommendation: Generally, vote for requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority; or
  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

  Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;
  Limitations on the exercise of the authority to thwart takeover threats; and
  A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

‣ General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

  Dilution to shareholders;
  Discount/premium in purchase price to the investor;
  Use of proceeds;
  Any fairness opinion;
  Results in a change in control;
  Financing or strategic alternatives explored by the company;
  Arms-length negotiations; and
  Conversion rates on convertible equity (if applicable).

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

Issue of Shares (Placement): Retrospective Approval

‣ General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

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Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

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3.  BOARD OF DIRECTORS

Director Age Limits

‣ General Recommendation: Generally, vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

The Australian Corporations Act no longer includes an age limit for directors of public companies. Companies submit resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;
  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;
  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;
  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);
  Does not have a material contractual relationship with the corporate group; and
  Is free from any other interest and any business or other relationship with the corporate group.

ISS' definition of independence is as follows:

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ISS Classification of Directors - Australia

Executive Director
  Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

  A non-executive director who is:
  classified as non-independent in the company's annual report;
  A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;
  A major shareholder, partner, or employee of a material adviser/supplier/customer1;
  A founder of the company, even if no longer a substantial shareholder2;
  A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;
  A designated representative of a shareholder;
  A director who has served for 12 or more years on the board;
  A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

  A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

1 The materiality threshold for transactions is A$50,000 per annum. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. At the point a person is no longer a substantial shareholder representative, they will be reclassifed as independent. This threshold looks back to the three most recent financial years.

3 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Voting on Director Nominees

When voting on director nominees, take into consideration:

  The overall composition of the board;
  The composition of the audit, remuneration, risk (if applicable), and nomination committees;
  Skills of the individual directors;
  Individual directors' attendance records; and
  Service on other public company boards.

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As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk. Under the recent ASX Corporate Governance Council recommendations, the risk committee could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally, the skills matrix will identify the gaps in skills of the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: Generally, vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

  Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

  Sits on more than a total of five listed boards (a chair as equivalent to two board positions); or
  An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

  Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;
  An executive other than the CEO who serves on the audit committee;
  A former partner or employee of the company's auditor who serves on the audit committee:
  An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

  If the board is not majority1 independent under ISS' classification, generally vote against nominees who are:
  Executive directors (except for the CEO and founders integral to the company);
  A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);
  A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Remuneration Practices:

Generally, vote against members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

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1 "Majority independent"  is defined as over 50 percent independent.

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  The company's response in addressing specific concerns, engagement with institutional investors, and other compensation practices;
  The company's ownership structure;
  Whether the issues are considered to be recurring or isolated; and
  Whether the level of support was less than 50 percent.

Problematic Risk and Audit-Related Practices:

Generally, vote against members of the risk committee who were in place if:

  A material failure in audit and risk oversight by directors is identified through regulatory investigation, enforcement or other manner; or
  There are significant adverse legal judgments or settlements against the company, directors or management.

Generally, vote against members of the audit committee as constituted in the most recently completed fiscal year if:

  The entity receives an adverse opinion of the entity's financial statements from the auditor; or
  Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally, vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Vote against directors individually, committee members, or the entire board, due to:

  Failure to act, take reasonable steps, or exercise a director's duty to make proper enquiries of events, actions or circumstances of the company and those involved in management or higher, in the best interests of all shareholders;
  Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company (objectively coming to light in legal proceedings, regulatory investigation or enforcement, or other manner which takes place in relation to the company, directors or management);
  Failure to replace management as appropriate;
  Significant involvement with a failed company, or egregious actions or circumstances related to a on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company; or
  Service on other boards where any of the above matters and facts have subsequently emerged.

Upholding governance is the responsibility of each director and together as a board of directors. Shareholders expect "collective accountability" of directors and boards of companies which have experienced governance failures,

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2 Examples of failure of risk oversight include but are not limited to: bribery; criminal conduct; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements against the company, directors, or management; hedging of company stock; or significant pledging of company stock.

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irrespective of whether directors consider themselves as not being directly responsible for actions of the company or those involved in it.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

Voting on Director Nominees in Contested Elections

‣ General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders; and
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions:

  Whether the dissidents have proved that board change is warranted; and
  If yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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4.  REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;
  Avoid arrangements that risk "pay for failure": This principle  addresses  the appropriateness  of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;
  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);
  Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five-year intervals). One-off pay awards to address concerns over the retention of an executive have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new or additional short-term incentives or long-term incentive share award schemes on top of existing plans is likely to be viewed skeptically. Remuneration arrangements should be clearly disclosed, and sufficient detail should be provided about the performance conditions adopted to allow shareholders to make their own assessment of whether they are appropriate. Benchmarking remuneration into line with accepted good market practice should not be used as justification for any substantial increase in the size of the overall package.

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Remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. When forming a view on such arrangements, ISS will pay particular attention to the following points:

  How far the remuneration practices are consistent with the good practice principles set out in these voting guidelines;
  The linkage between the remuneration practices and the company's strategic objectives;
  Whether or not there is an appropriate long-term focus;
  The extent to which the proposals help simplify executive pay; and
  The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Boards must avoid rewarding failure or poor performance; for this reason, ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration Report

‣ General Recommendation: Vote case-by-case on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

  The quantum of total fixed remuneration and short term incentive payments relative to peers;
  Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
  The listed entity's workforce;
  Financial performance and alignment with shareholder returns;
  The adequacy and quality of the company's disclosure generally;
  The appropriateness and quality of the company's disclosure linking identified material business risks and predetermined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;
  The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;
  Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;
  Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;
  Any special arrangements for new joiners were in line with good market practice;
  The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and
  The alignment of CEO and executive pay with the company's financial performance and returns for shareholders based on the ISS Quantitative Pay-for-Performance Evaluation.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified recommendation of a "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

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In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative voting recommendation.

Pay-for-Performance Evaluation3

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P ASX300, this analysis considers the following:

1.    Peer Group4 Alignment:
   Relative Degree of Alignment (RDA). This relative measure compares pay and TSR performance, relative to an industry-and-size derived comparison group (i.e., ISS Peer Group), over a three-year period.
   Multiple of Median (MoM). This relative measure expresses the median pay of its comparison group for the same period.
2.    Absolute Alignment:
   Pay-TSR Alignment (PTA). This absolute measure compares the of an investment in the company over the prior five-year period.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) - Annual directors' report  - additional and general requirements for listed entities. Specifically sub sections (1) - (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for future financial years in terms of the company's business strategies and material business risks. Investors seek to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

Remuneration Considerations

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review. The elements of the report which ISS considers are described in more detail in the following section:

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3 A one-year transition period will apply to the fiscal year ending 30 June 2018 prior to incorporating greater emphasis of the Pay-For-Performance Evaluation Methodology in the analysis of the remuneration report.

4 The peer group is generally comprised of 11-24 companies that are selected using market cap, revenue (or assets for certain financial firms), and GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's.

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Report component	Good market practice
Base Pay	Remuneration committees are required to justify salary levels and increases in base pay.

Annual increases are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions and increases in responsibilities. Changes in pay levels should take into account the pay and conditions across the company. Where remuneration committees seek to increase base pay, such increases should not be approved purely on the basis of benchmarking against peer companies.

Superannuation, pension contributions and benefits

Superannuation and pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.

Companies must describe the benefits provided to executives and directors, which are expected to be in line with market practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits.

Short term incentive (STI)

The STI earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.

There is an expectation among investors that STI bonus targets will be disclosed retrospectively. Targets for both financial and non-financial metrics should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out.

If a remuneration committee believes that STI bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should clearly explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year.

Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.

The payment of a 'one-off' special bonus, outside the variable remuneration arrangements already in place, is likely to attract a negative vote recommendation given that transaction-

related bonuses are not typically supported.

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Long-term incentive (LTI)

Under the resolution to approve the remuneration report, ISS considers both the LTI awards granted and those vested or lapsed during the year under review.

When assessing the awards which vested, ISS will have regard for outcomes that are out of line with the overall performance of the company, its future prospects or shareholder returns over the performance period. The definition of any performance measurement should be clearly disclosed.

For awards granted in the year under review, ISS will have regard for disclosure by companies of the potential value of awards to individual scheme participants on full vesting, expressed by reference to the face value of shares and expressed as a multiple of base salary.

The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Dilution limits

The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders.

The rules of a scheme must provide that commitments to issue new shares, when aggregated with awards under all of the company's other schemes, must not exceed five percent of the issued ordinary share capital, adjusted for share issuance and cancellation.

Malus and / or clawback

Malus means to forfeit some or all of a variable remuneration award before it has vested,

while clawback allows the company to recover payments already made through the STI or

LTI.

When designing schemes of performance-related remuneration, good market practice is that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the remuneration committee considers it would be appropriate to do so. Investors expect that such provisions should not be restricted solely to material misstatements of the financial statements.

Good leavers

Where individuals choose to terminate their employment before the end of the performance period, or in the event that employment is terminated for cause, good market practice is that any unvested options or share-based awards should lapse.

In other circumstances of cessation of employment, some portion of the award may remain "on foot" and be subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. If it is the opinion of the remuneration committee that some early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control

Investors expect that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

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Shareholding requirement

There is an expectation of investors that executives and directors should hold a minimum number of shares. Unvested holdings in share-based incentives do not count towards fulfilment of the requirement.

Executive' service contracts, including exit payments

Executives should have service contracts in place with notice periods set at one year or less. All termination payments should be subject to phased payment and mitigation. Exit payments to departing directors should not go beyond one years' base pay, being the statutory cap set out in the Corporations Act. However, an executive may also have an entitlement under the terms of his or her service contract or the rules of the relevant incentive plan.

Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share-based awards.

Arrangements for new joiners

For new joiners, where an executive is appointed at an 'entry-level' salary-point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g.

sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.

Discretion

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the STI or LTI following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Non-executive director fees

Additional remuneration, other than fees, including participation in a share option scheme,

pension scheme (excluding compulsory superannuation contributions) and/or performance-related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.

Any increases to NED fees during the year under review will be considered alongside pay increases to executives and the broader workforce.

The remuneration report must name any person who provided material advice or services to the company or a relevant committee in the year, and set out additional details.

All-employee schemes	ISS generally supports all-employee schemes, such as Share Incentive Plans (SIPs) as a way of promoting employee ownership.

Remuneration of Executive Directors: Share Incentive Schemes

‣ General Recommendation: Vote case-by-case on share-based incentives for executive directors.

Share-based incentives in Australia usually provide for "performance rights," "performance shares," "conditional  rights," or similar derivative instruments, all of which are economically zero exercise price options (ZEPOs).

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Australia Proxy Voting Guidelines

Following the change in Australian taxation law regarding options effective 1 July 2015, the use of share option plans is expected to increase in popularity.

There are also a smaller number of share incentive schemes which are structured as loan-funded share plans, pursuant to Australian Securities & Investments Commission guidelines. These are effectively option-like structures and are considered on a case-by-case basis.

Remuneration of Executives: Long-Term Incentives and Share-Based Payments

‣ General Recommendation: Vote case-by-case on long-term incentive and share-based grants for executives. Vote against plans and proposed grants under plans if:

  Exercise price, or valuation of share-based grants, is excessively discounted;
  Vesting period is insufficiently long to reflect an appropriate long term horizon (ie less than three years);
  Long term performance criteria are removed;
  Performance targets to be achieved which determine the quantum of vesting of share-based grants are not sufficiently demanding;
  Extensive retesting of performance criteria is permitted over an extended time period where the original performance targets are not met in the initial testing period;
  Plan provides for excessive dilution; or
  Company fails to disclose adequate information regarding any element of the scheme.

In Australia, there is no statutory or ASX listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of equity-based plans under the exception provided in ASX Listing Rule 7.2, so that equity instruments issued under the plan do not count towards the "15 percent in 12 months" dilution cap (refer to "Issue of Shares (Placement): Advance Approval" above).

‣ General Recommendation: Generally, vote against the remuneration report if a company utilizes the ASX Listing Rule 10.14 carve-out, and fails to put the proposed long-term incentive or share-based grant to a shareholder vote.

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where shares are to be purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. Many institutional investors in Australia regard the carve-out as inappropriate and long-term incentive grants of shares to executive directors should be subject to a vote of shareholders, regardless of whether the shares are newly issued or purchased on-market.

Long Term Incentive Plan and Share-Based Grant Considerations

The elements of the long-term incentive plan (and proposed grants of equity awards) are evaluated by ISS according to the following criteria:

Options

  Two different types of options should be distinguished:
    Grants of market-exercise-price options ("traditional options") have an in-built share price appreciation hurdle, where the share price must increase above its "strike price" at the grant date for the executive to have an incentive to exercise, and
    Grants of zero exercise price options ("ZEPOs") have no exercise price and the executive pays nothing to the company on exercising these rights.

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Australia Proxy Voting Guidelines

Exercise Price

  Option exercise prices should not be at a discount to the prevailing market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as "discounted" rights, but the requirements regarding vesting period, performance criteria, etc., apply equally.)
  Plans should not allow the repricing of out-of-the-money options.
  The allocation of ZEPOs should not be based on a discounted price of a company's securities (or "fair value"), which has the effect of increasing the number of equity awards which are granted, and could exponentially increase the value of the incentive or share-based payment received by the executive upon any vesting.

Vesting Period

  There should be appropriate time restrictions before rights can be exercised (if securities can vest in a timeframe which is less than three years, this is not considered to be an appropriate representation of a shareholder's long-term horizon for an ASX listed entity).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is viewed favourably by many shareholders compared to a hurdle that specifies an absolute share price target or an insufficient accounting measure of performance (such as earnings per share (EPS)).
  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur at below-median performance, and the peer group should be appropriate and defensible (e.g. the peer group is not to be unacceptably small, or "cherry picked").
  A sliding-scale hurdle is required, under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) - a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting") - is not considered appropriate given that it may act as a disincentive to performance if it subsequently becomes difficult to achieve, or if it is easily achieved.
  Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company performs relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life or there are generous re-testing provisions.
  Accounting-related hurdles do not necessarily involve shareholder value creation before an incentive or share-based grant vests. An accounting-based performance hurdle may allow incentives to vest, and executives to be rewarded, without any medium to long-term improvement in total shareholder return having been delivered. Growth in EPS may, but does not always, translate into an improved share price and increased dividends over the medium to long term. Accordingly,
    An EPS hurdle can lead to executive reward without any increase in shareholder return in the case of ZEPOs, which may not be the same if incorporated with traditional options.
    An EPS hurdle can more readily be supported if used with traditional options, rather than with ZEPOs, although the use of traditional options in the Australian market is quite limited.
  An EPS target must be sufficiently demanding, or stretching, such that a hurdle should require a substantial cumulative growth rate in EPS. In order to assess whether an EPS hurdle is sufficiently demanding, ISS will consider EPS forecasts published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options are to vest only for EPS performance that exceeds consensus analyst forecasts.
  Operational hurdles are non-market and non-financial targets which are generally accompanied by unclear disclosure and often difficult to assess. Examples may include delivery of strategic projects, production targets, or discovery of mining reserves. ISS will assess these hurdles on a case-by-case basis, in order to establish if the hurdle is sufficiently demanding and capable of creating longer term shareholder value. These would more generally be accepted when used in conjunction with traditional options to align more closely with a tangible increase in shareholder value in excess of the strike price.

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Australia Proxy Voting Guidelines

Re-testing

  A re-test is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support re-testing of performance criteria on share options or other share-based incentive awards, on the basis that retesting undermines the incentive value of such awards. Such provisions have not been uncommon in the Australian market. However, as companies have moved toward annual grants of awards that mitigate the concerns over "cliff -vesting," and the increasingly held view among institutional investors that re-testing does not constitute best practice, companies have now moved to a minimal number of re-tests, or they have eliminated retesting altogether.
  In cases where re-testing exists, ISS will evaluate the type of re-testing, either fixed-base or rolling, and the frequency of the re-testing. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than re-testing from a rolling start date.) Where a company has a particularly generous re-testing regime, and has not committed to significantly reduce the number of retests, vote against a resolution to approve the plan in question, or a grant of rights under the plan. This may also warrant a vote against the remuneration report, depending on other aspects of executive and non-executive remuneration practices. In the case of new plans, as a best practice, companies should not include re-testing provisions, but evaluate on a case-by-case approach basis.

Transparency

  Methodology for determining exercise price should be disclosed.
  Sufficient information should be presented to demonstrate that the scheme will reward superior future performance.
  Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess the dilutionary impact.
  Time restrictions before options can be exercised should be disclosed.
  Any restrictions on disposing of shares received should be disclosed.
  Full cost of options to the company should be disclosed.
  Method used to calculate the cost of options should be disclosed, including the discount applied to account for the probability of equity incentives not vesting.
  Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.
  Scheme should not be open to non-executive directors.

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Other

  Plans should include reasonable change-in-control provisions (i.e. pro rata vesting and size of awards).
  Plans should include "good leaver"/"bad leaver" provisions to minimize excessive and unearned payouts (see below for a discussion of the approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a qualified 'For', with the qualification noting the breaches which investors would expected to be addressed by the remuneration committee in the future, whereas a single, serious deviation may be sufficient to justify an "Against" vote  recommendation.

Remuneration of Executives: Long-Term Incentive Plan Amendments

‣ General Recommendation: Vote case-by-case on amendments to long-term incentive plans.

ISS will evaluate amendments to existing plans initially using the long-term incentive plan guidelines (above), and determine if the amendment is improving/removing negative features or if it is exacerbating such features.

If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, vote against the amendment to express dissatisfaction with the underlying terms of the plan.

Remuneration of Executives: Termination Benefit Approvals

‣ General Recommendation: Vote case-by-case on termination benefits.

Amendments to the Australian Corporations Act in November 2009 provide a cap on allowable "termination benefits" to senior executives of 12 months' base pay (i.e. without shareholder approval). Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration.

Companies can seek shareholder approval for termination payments in advance, including benefits from unvested equity grants on termination. This also includes general approval for vesting of equity incentives on termination under a specific equity plan.

Generally, vote against resolutions seeking approval of termination payments to executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where shareholder approval is sought for termination benefits under any equity plan, which provides for termination benefits in excess of 12 months' base salary, vote 'For' the resolution if the approval is sought for three years or less and there is no vesting of awards without satisfaction of sufficiently demanding performance hurdles.

Non-Executive Director Perks/Fringe Benefits

‣ General Recommendation: Where a company provides fringe benefits to non-executive directors in addition to directors' board and committee fees, vote case-by-case on:

  The remuneration report;
  Proposals to increase the non-executive directors' aggregate fee cap; and/or

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Australia Proxy Voting Guidelines

  The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Fringe benefits may include payments made, or services provided without charge, by the company. Examples may include, but are not limited to, additional "travel time fees", which may be charged by the director by the hour, for the time taken in travelling to board or company meetings either domestically or overseas.

Also, vote against when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company. Given that the same or similar benefits are generally not offered to shareholders or employees, such benefits are not considered good market practice, and they represent a potential conflict of interest to incentivize longevity on the board which may not be in the best interests of board succession planning or shareholders. These fringe benefits may be offered to non-executive directors as a cash payment (for example, retirement benefits) or in services provided or procured by the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

‣ General Recommendation: Vote case-by-case for an increase in the maximum aggregate level of fees payable to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

ISS will take into account:

  The size of the proposed increase;
  The level of fees compared to those at peer companies;
  The explanation the board has given for the proposed increase;
  Whether the company has discontinued retirement benefits;
  The company's absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
  The company's policy and practices on non-executive director remuneration, including  equity  ownership;
  The number of directors presently on the board and any planned increases to the size of the board;
  The level of board turnover.

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote against where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Approval of Share Plan

‣ General Recommendation: Generally, vote for the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors' shareholdings and alignment with investors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

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5.  ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Shareholder Proposals on Environmental, Social, and Governance (ESG) Matters

In Australia, the implications for non-binding ESG shareholder proposals have been established in legal precedent in the 1980s in NRMA Ltd v Parker (1986) 6 NSWLR 517 and upheld in ACCR v CBA [2015] FCA 785. The authority allows a board to refuse to put a non-binding shareholder proposal to a vote at a general meeting and makes clear that such resolutions infringe upon the 'division of powers' doctrine between the board and the general meeting and do in fact usurp the board's authority. Accordingly, many boards have relied upon this precedent to deny consideration of such shareholder proposals at a general meeting.

In the recent past, a number of shareholder proponents of such resolutions have proposed a "first leg" to the agenda by seeking an amendment to the company's constitution to allow non-binding resolutions to be considered at a general meeting. To date, the generality of such constitutional amendments has caused these not to gain sufficient shareholder support, and therefore ESG resolutions have not proceeded to a vote of shareholders.

Globally, ISS applies a common approach to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally, vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (in terms of scope, timeframe, or cost) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

If the items listed above are considered reasonable and would ordinarily warrant shareholder support of the ESG resolution, whereas the Board seeks to deny the vote of shareholders at a meeting, this could be regarded as a negative factor when considering a vote on the re-election of the Chairman, or any other relevant directors. When evaluating a non-binding ESG shareholder proposal, ISS will consider the nature and extent of engagement with the shareholder proponent and any undertakings given by the board in addressing the matters raised in the shareholder proposal.

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Board Diversity

Diversity on boards is an important topic for many shareholders. ISS will examine board diversity, including gender, skills, ethnicity and age as part of board refreshment and succession planning, in order to provide our clients with sufficient information on which to base informed engagement and voting decisions.

Proxy research reports on each company will include whether:

  There is a disclosed diversity policy;

  There are disclosed and measurable objectives in promoting gender diversity, amongst others;

  The company reports on progress against those measurable objectives;

  The company reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including and various how management positions, for these purposes);

  The company is a "relevant employer" under the Workplace Gender Equality Act, the entity's most recent "Gender Equality Indicators", as defined in and published under that Act; and

  The company uses Box 1.5 of the ASX Guidelines 3rd ed. to create the company's diversity policy.

Economic, Environmental, and Sustainability Risks

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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New Zealand Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2018 Published September 28, 2018

New Zealand Proxy Voting Guidelines

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New Zealand Proxy Voting Guidelines

Remuneration of Non-Executive Directors: Issue of Options	15
Remuneration of Non-Executive Directors: Approval of share plan	15
Transparency of CEO Incentives	15
Remuneration of Executives: Options and Other Long-Term Incentives	15
Remuneration: Shareholder Resolutions	18
ENVIRONMENTAL AND SOCIAL ISSUES	18
Voting on Environmental and Social Proposals	18

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New Zealand Proxy Voting Guidelines

INTRODUCTION

These guidelines have been developed as the basis for ISS New Zealand Benchmark Policy for proxy voting recommendations.

The principle underpinning all ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that seeks their approval and to understand how it affects their interests as the owners of the company. An overarching ideal in corporate governance is that the laws, standards and principles applied require accountability, transparency and fairness.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast 'For', 'Against', and 'Abstain' on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending against resolutions such as the election of directors, especially the chairperson, the acceptance of Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company's performance and to vote on resolutions put before an annual, or where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

  Consideration of the financial statements and reports (not normally a voting item);
  Election or re-election of directors;
  Changes in the Constitution of a company;
  Consideration of certain related party transactions;
  Consideration of an increase in the directors' total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);

The goals of these guidelines are to recognize that:

  The objective of most shareholders is to hold and manage their investments with long term value creation in mind; and
  The principles of corporate governance have an ability to impact shareholder value and risk.

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New Zealand Proxy Voting Guidelines

1.  GENERAL

Constitutional Amendment

‣ General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by the NZX (under Listing Rule 6.1) and by a special resolution of shareholders (75-percent majority of votes cast). Proposals range from a general updating of various clauses to reflect changes in corporate law and NZX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders and will generally recommend against any amendment that reduces shareholder rights without adequate justification.

Alteration of the Number of Directors/Board Size in Constitution

‣ General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The New Zealand Stock Exchange Main Board Listing Rules (under Listing Rule 3.3.1) requires a minimum of three directors for public companies, and nominees are elected if they receive 50% shareholder support. There is no maximum board size limit set out in the New Zealand Companies Act nor the NZX Listing Rule, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Change Company Name

‣ General Recommendation: Vote for proposals to change the company name.

Decisions on the company name require a special resolution of shareholders (75-percent majority of votes cast) and are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

‣ General Recommendation: Vote for resolutions to change the nature or scale of business activities (NZX Listing Rule 9.1.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

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New Zealand Proxy Voting Guidelines

2.  CAPITAL STRUCTURE

Capital structures are generally non-contentious in New Zealand. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share capital paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

‣ General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

‣ General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.

Generally vote for the cancellation of classes of non-voting or sub-voting shares.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., abililty for alternate bidders to participate) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

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New Zealand Proxy Voting Guidelines

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Financial Statements

‣ General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used; and,
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

New Zealand companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

‣ General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used; and,
  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under New Zealand law, but it will be a ballot item for NZX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

‣ General Recommendation: Generally vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever a New Zealand public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

3.  SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

‣ General Recommendation: Generally vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

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New Zealand Proxy Voting Guidelines

‣ General Recommendation: Vote for reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

Buybacks/Repurchases

‣ General Recommendation: Generally vote for requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority; or
  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

  Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;
  Limitations on the exercise of the authority to thwart takeover threats; and
  A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

‣ General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the "20-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

  Dilution to shareholders:
    In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;
  Discount/premium in purchase price to the investor;
  Use of proceeds;
  Any fairness opinion;
  Results in a change in control;
  Financing or strategic alternatives explored by the company;
  Arms-length negotiations; and,
  Conversion rates on convertible equity (if applicable).

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New Zealand Proxy Voting Guidelines

Issue of Shares (Placement): Retrospective Approval

‣ General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company.

As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

4.  BOARD OF DIRECTORS

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

In assessing resolutions concerning directors, ISS will consider the following:

  Directors are the stewards of the shareholders' company;
  As such, directors should act in the interests of the company;
  Directors are best placed to provide oversight of the management and operations of a company;
  Directors should be responsive to the wishes of the shareholders whose interests they serve.

Director Age Limits

‣ General Recommendation: Generally vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

There is no requirement in the NZ Companies Act for directors to retire at a certain age.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Alteration of the Number of Directors

‣ General Recommendation: Vote case-by-case on proposals on board size. Generally vote for resolutions that set a maximum limit on board size. Generally vote against resolutions that seek to remove any maximum limit on board size.

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is used to thwart a takeover that is in shareholders' interests.

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New Zealand Proxy Voting Guidelines

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The ASX Corporate Governance Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;
  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;
  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;
  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);
  Does not have a material contractual relationship with the corporate group; and
  Is free from any other interest and any business or other relationship with the corporate group.

ISS' definition of independence is as follows:

ISS Classification of Directors - New Zealand

Executive Director
  Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

A non-executive director who is:

  Classified as non-independent in the company's annual report;
  A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;
  A major shareholder, partner, or employee of a material adviser/supplier/customer1;
  A founder of the company, even if no longer a substantial shareholder2;
  A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;
  A designated representative of a shareholder;
  A director who has served for 12 or more years on the board;
  A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

  A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

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New Zealand Proxy Voting Guidelines

1 The materiality threshold for transactions is NZ$25,000 per annum. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial product holder is a shareholder controlling 5 percent or more of the quoted voting products in the company. This is in accordance with Financial Markets Conduct Act 2013 (FMCA).

3For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Voting on Director Nominees in Uncontested Elections

Overview

When voting on director nominees, take into consideration:

  The overall composition of the board;
  The composition of the audit, remuneration, risk (if applicable), and nomination committees;
  Skills of the individual directors;
  Individual directors' attendance records (where provided); and
  Service on other public company boards.

In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending against a director's election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Voting on Director Nominees in Uncontested Elections

‣ General Recommendation: Generally vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

  Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

  Sits on more than a total1 of five listed boards (a chair as equivalent to two board positions); or

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1 A one-year transition period will apply to the fiscal year ending 30 June 2017, to allow boards and affected directors (individuals with six directorships) to manage boardroom succession issues to address overboarding concerns if they so wish.

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New Zealand Proxy Voting Guidelines

  An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

  Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;
  An executive other than the CEO who serves on the audit committee;
  A former partner or employee of the company's auditor who serves on the audit committee :
  An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

If the board is not majority2 independent under ISS' classification, generally vote against nominees who are:

  Executive directors (except for the CEO and founders integral to the company);
  A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);
  A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Audit-Related Practices:

Generally vote against members of the audit committee as constituted in the most recently completed fiscal year if:

  If the entity receives an adverse opinion of the entity's financial statements from the auditor; or
  Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally, vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Under extraordinary circumstances, vote against directors individually, committee members, or the entire board, due to:

  Failure to act in the best interests of all shareholders;
  Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or

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2 "Majority independent" is defined as over 50% independent

3 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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New Zealand Proxy Voting Guidelines

  Significant involvement with a failed company, or egregious actions related to that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of Directors

‣ General Recommendation: Vote case-by-case on resolutions for the removal of directors, taking into consideration:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders; and,
  Level of disclosure by company to shareholders.

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New Zealand Proxy Voting Guidelines

5.  REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;

  Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

‣ General Recommendation: Vote case-by-case on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company's non-executive directors.

It is a requirement of the NZX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorizing the directors' remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

In assessing director remuneration, ISS' overriding consideration is how interests, specifically:

  The size of the proposed increase;
  The level of fees compared to those at peer companies;
  The explanation the board has given for the proposed increase;
  Whether the company has discontinued retirement benefits; performance
  The company's absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed; and
  The company's policy and practices on non-executive director remuneration, including equity ownership;
  The number of directors presently on the board and any planned increases to the size of the board;
  The level of board turnover.

Generally vote for a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

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New Zealand Proxy Voting Guidelines

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options

‣ General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non-executive directors. The NZX Code encourages such schemes.

However ISS will generally recommend against the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

Remuneration of Non-Executive Directors: Approval of share plan

‣ General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

Transparency of CEO Incentives

‣ General Recommendation: Vote against the re-election of members of the remuneration committee if:

  The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or
  There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,
  There is no apparent credible explanation for the CEO not being a member of the board;

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April 2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

There are circumstances in which it may be appropriate for a CEO not to be a director; take into account all relevant circumstances of a particular company.

Remuneration of Executives: Options and Other Long-Term Incentives

‣ General Recommendation: Vote case-by-case on options and long-term incentives for executives. Vote against plans and proposed grants under plans if:

  The company failed to disclose adequate information regarding any element of the scheme;

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New Zealand Proxy Voting Guidelines

  The performance hurdles are not sufficiently demanding;
  The plan permits retesting of grants based on rolling performance;
  The plan allows for excessive dilution.

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

  Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).
  Plans should not allow the repricing of underwater options.

Vesting Period

  Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).
  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.
  The use of 'indexed options' -  where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) - is generally considered a sufficiently demanding hurdle.
  A sliding-scale hurdle - under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) - is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting").
  In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.
  In determining whether an absolute share price target is sufficiently stretching, take into consideration the company's explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.
  The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.
  ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest - and executives to be rewarded - without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

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New Zealand Proxy Voting Guidelines

  Hurdles which relate option vesting to share be price considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.
  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.
  For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

  ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend against a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies' practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.
  ISS will however generally recommend against incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

  The methodology for determining exercise price of options should be disclosed.
  Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.
  The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.
  Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.
  If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.
  The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

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New Zealand Proxy Voting Guidelines

Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.
  Scheme should not be open to non-executive directors.

Other

  Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).
  Incentive plans should include 'good' leaver/'bad' leaver provisions to minimize excessive and unearned payouts.

Remuneration: Shareholder Resolutions

‣ General Recommendation: Generally vote for appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder remuneration policy.

The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of remuneration - beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 - or what part of executives' remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company's general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Environmental and Social Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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New Zealand Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Asia-Pacific Region Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

Asia Pacific Region Proxy Voting Guidelines

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Asia Pacific Region Proxy Voting Guidelines

		Mandatory Takeover Bid Waivers	13
		Reincorporation Proposals	13
8	.	ANTI-TAKEOVER MECHANISMS	14
9	.	SHAREHOLDER PROPOSALS	14
10	.	SOCIAL/ENVIRONMENTAL ISSUES	14
		Global Approach	14
11	.	FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	15

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Asia Pacific Region Proxy Voting Guidelines

COVERAGE UNIVERSE

This document applies to all Asian Pacific markets (excluding Australia, New Zealand China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to ISS coverage would likely be included under this regional policy.

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

‣ General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Generally vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

‣ General Recommendation: Generally vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

‣ General Recommendation: Generally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

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Asia Pacific Region Proxy Voting Guidelines

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Generally vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

‣ General Recommendation: Generally vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

‣ General Recommendation: Generally vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

‣ General Recommendation: Vote against other business when it appears as a voting item.

2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Generally vote for management nominees in the election of directors, except for the following:

Independence

Overall Board Independence: Per the independence standards in ISS' Classification of Directors, vote against non-independent director nominees:

  For Malaysia and Thailand, if the board is less than one-third independent;
  For Sri Lanka, if independent directors represent less than the higher of two independent directors or one-third of the board; or
  For the Philippines, if independent directors represent less than the higher of three independent directors or one-third of the board.

Committee Independence:

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Asia Pacific Region Proxy Voting Guidelines

  For Malaysia, Thailand, Bangledesh, Pakistan, and Sri Lanka, vote against an executive director serving on the audit, remuneration, or nomination committees.

In making the above recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

Employee Representatives: Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Composition

Attendance:

  Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed);
  For Malaysia, Thailand, and the Philippines, vote against the election of a board-nominated candidate who has attended less that 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation. For Bangledesh, Pakistan, and Sri Lanka, vote against if he/she attended less than 75 percent of boad meetings1 without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
    Medical issues/illness;
    Family emergencies;
    The director has served on the board for less than a year; and
    Missing only one meeting (when the total of all meetings is three or fewer).

In making these recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

Accountability

Problematic Audit-Related Practices:

Generally vote against all members of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive2; or
  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures:

Vote against the election of directors if:

  The name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.
  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

----------------------

1 Attendance disclosure for some markets is for board meetings only, others will provide disclosure for both board and committee meetings. See pages 10-12 of the 2017 ISS Asia-Pacific Policy Updates for a comparison chart of attendance disclosure.

 2 The non-audit fees have constituted more than 50 percent of the total auditor compensation during the fiscal year. ISS will make an exception if the excessive non-audit fees are in relation to special projects or due to unusual circumstances and are not recurring in nature and are unlikely to create conflicts of interest.

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Asia Pacific Region Proxy Voting Guidelines

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Classification of Directors

Executive Director
  Employee or executive of the company or a wholly-owned subsidiary of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a shareholder of the company;
  Any director who is also an employee or executive of a significant[1] shareholder of the company;
  Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);
  Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
  Relative[3] of a current employee or executive of the company or its affiliates;
  Relative[3] of a former employee or executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee or executive;
  Former employee or executive (five-year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[6]
  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" but of considered a non-independent NED).

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Asia Pacific Region Proxy Voting Guidelines

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

‣ General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

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Asia Pacific Region Proxy Voting Guidelines

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

‣ General Recommendation: Generally vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Malaysia:

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

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Asia Pacific Region Proxy Voting Guidelines

Increases in Authorized Capital

‣ General Recommendation: Generally vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Generally vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

‣ General Recommendation: Generally vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

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Asia Pacific Region Proxy Voting Guidelines

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

‣ General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;
  A holding limit of up to 10 percent of a company's issued share capital in
  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital
  A duration of no more than 18 months.

In addition, vote against any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks; and/or
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Asia Pacific Region Proxy Voting Guidelines

Reissuance of Repurchased Shares

‣ General Recommendation: Generally vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.  COMPENSATION

Compensation Plans

‣ General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

‣ General Recommendation: Generally vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Generally vote against proposals to introduce retirement benefits for non-executive directors.

5.  REORGANIZATIONS/RESTRUCTURINGS

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

6.  MERGERS AND ACQUISITIONS

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

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  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

7.  MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Asia Pacific Region Proxy Voting Guidelines

8.  ANTI-TAKEOVER MECHANISMS

‣ General Recommendation: Generally vote against all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

9.  SHAREHOLDER PROPOSALS

‣ General Recommendation: Vote shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

10. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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11. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

‣ General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Asia Pacific Region Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Israel Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published December 6, 2018

Israel Proxy Voting Guidelines

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Israel Proxy Voting Guidelines

1.  OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

In Israel, this is a non-voting item in which the company is submitting to shareholders the annual financial statements and the directors' reports.

Appointment of Auditors and Auditor Fees

‣ General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;
  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
  The name(s) of the proposed auditors has not been published;
  The auditors are being changed without explanation;
  Fees for non]audit services exceed standard annual
  EAFE index and/or listed on any country main index); or
  Audit fees are being reported together with tax / other fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Allocation of Income

‣ General Recommendation: Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

‣ General Recommendation: Vote for most stock (scrip) dividend proposals. Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

‣ General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Amend Quorum Requirements

‣ General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Israel Proxy Voting Guidelines

2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained.

Vote against non-independent1 audit committee members.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
  Failure to replace management as appropriate; or
  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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1 See ISS Israel Classification of Directors.

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Israel Proxy Voting Guidelines

ISS Israel Classification of Directors

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current or former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (with five-year cooling off period);
  Defined as non-independent under article 245(a) of the the Israeli Companies Law 1999;Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  Not classified as non-independent by ISS (see above);
  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

  Represents employees or employee shareholders and considered a non-independent NED).

Footnotes:

[1] "Relative" follows the definition of "immediate family members" which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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Israel Proxy Voting Guidelines

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For purposes of ISS' director independence classification, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

‣ General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions:

(1) Have the proponents proved that board change is warranted? And

(2) if so, are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

‣ General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Board Structure

‣ General Recommendation: Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Israel Proxy Voting Guidelines

3.  CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

‣ General Recommendation: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance authorities without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

‣ General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

‣ General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

‣ General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

‣ General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

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Israel Proxy Voting Guidelines

‣ General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

‣ General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

‣ General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

‣ General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Reissuance of Repurchased Shares

‣ General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

‣ General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Israel Proxy Voting Guidelines

4.  COMPENSATION

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.  Provide shareholders with clear, comprehensive compensation disclosures;

2.  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3.  Avoid arrangements that risk "pay for failure;"  

4.  Maintain an independent and effective compensation committee;

5.  Avoid inappropriate pay to non-executive directors.

Executive compensation-related proposals

‣ General Recommendation: Vote case-by-case on management proposals seeking ratification of a company's executive compensation-related items. Vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
	1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
	1.2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
	1.3.	Companies shall adequately disclose all elements of the compensation, including:
		1.3.1.	Any short- or long-term compensation component must include a maximum award limit.
		1.3.2.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
		1.3.3.	Discretionary payments, if applicable.
2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:
	2.1.	The structure of the company's short-term incentive plan shall be appropriate.
		2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.
		2.1.2.	The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
		2.1.3.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and
	2.2.	The balance between short- and long-term variable compensation shall be appropriate
		2.2.1.	The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.	Avoid arrangements that risk "pay for failure":
	3.1.	The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.
		3.1.1.	There shall be a clear link between the company's performance and variable awards.
		3.1.2.	There shall not be significant discrepancies between the company's performance and real executive payouts.
		3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
		3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.

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Israel Proxy Voting Guidelines

	3.2.	Severance pay agreements must not be in excess of (i) 24 months' pay or (ii) any more restrictive provision pursuant to local requirements and/or market best practice.
	3.3.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
	4.1.	No executives may serve on the compensation committee.
	4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.  Avoid inappropriate pay to non-executive directors.

‣ General Recommendation: Generally vote for proposals to award cash fees to non-executive directors. Vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
  Proposed amounts are excessive relative to other companies in the country or industry.
  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
  Proposals introduce retirement benefits for non-executive directors.

Vote case-by-case where:

  Proposals include both cash and share-based components to non-executive directors.
  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

‣ General Recommendation: Vote for equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Vote against proposed equity grants:

  If the three-year average burn rate exceeds 1 percent and the total potential dilution from outstanding and proposed plans exceeds 10 percent.
  If the three-year average burn rate is equal to or below 1 percent and the total potential dilution from outstanding and proposed plans exceeds 15 percent.

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Israel Proxy Voting Guidelines

5.  OTHER ITEMS

Reorganizations/Restructurings

‣ General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

‣ General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

‣ General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

‣ General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

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Israel Proxy Voting Guidelines

  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors (where provided);
  The views of an independent financial adviser (where appointed);
  Whether any entities party to the transaction (including advisers) is conflicted; and
  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

‣ General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

‣ General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Israel Proxy Voting Guidelines

6.  ENVIRONMENTAL AND SOCIAL ISSUES

Global Approach to Voting on Environmental and Social Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Israel Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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United Kingdom and Ireland Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2019 Published December 6, 2018

United Kingdom and Ireland Proxy Voting Guidelines

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United Kingdom and Ireland Proxy Voting Guidelines

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United Kingdom and Ireland Proxy Voting Guidelines

INTRODUCTION

ISS has operated a standalone policy for the United Kingdom (UK) and Ireland since 2015. Previously, we used the voting guidelines of the Pensions and Lifetime Savings Association (formerly known as the National Association of Pension Funds, or NAPF) as our standard reference. The ISS policy remains broadly consistent with that of the Association and continues to reflect other good practice standards relevant to the UK market. A number of good practice guidelines are referenced in this document; a full list of these guidelines is available in the appendix.

The "comply or explain" approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company's particular circumstances. When assessing the quality of a company's explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code (the Code.) The most recent version of the Code was released in July 2018 and applies to companies' accounting periods beginning on or after 1 January 2019, implying that unless companies decide to adopt all or part of the new Code early, the first reporting will not be seen until 2020. Certain of the new Code's provisions, however - namely, those dealing with new or amended remuneration policies and significant dissenting shareholder votes - are to be applied in 2019.

The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.

Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS' Global Voting Principles1 include four key  tenets  -accountability, stewardship, independence, and transparency - which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:

Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change

Stewardship - A company's governance, social and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

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1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

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United Kingdom and Ireland Proxy Voting Guidelines

Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation2 as well as other UK good practice recommendations.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on the Channel Islands Securities Exchange.

This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments.

Voting disclosure and the response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.

The UK Corporate Governance Code states that when 20 percent or more of votes have been cast against the board recommendation for a resolution, the company should explain, when announcing voting results, what actions it intends to take to consult shareholders in order to understand the reasons behind the result. The board should then provide a final summary in the annual report and, if applicable, in the explanatory notes to resolutions at the next shareholder meeting, on what impact the feedback has had on the decisions the board has taken.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. In certain circumstances, ISS may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment trusts. Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are

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2 ISS' Europe Proxy Voting Guidelines.

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different requirements for these companies. The core ISS policy recognizes these exceptions, and they are indicated in the relevant sections.

Smaller companies

Our approach in the UK to companies outside of the FTSE All Share has historically been based around the voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association) for smaller companies. The Quoted Companies Alliance Corporate Governance Code (QCA Code) may also be a helpful guide to good corporate governance practices for AIM-listed companies. Effective from September 2018, the London Stock Exchange amended the AIM Rules so that all AIM companies are required to apply a recognised corporate governance code and explain how they do so.

The Pensions and Lifetime Savings Association's current guidelines advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity.

ISS applies its approach to smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment companies

The voting guidelines formerly issued by the NAPF for investment companies are the historic source of our benchmark recommendations for investment trusts and venture capital trusts. Also relevant are the key principles of the Association of Investment Companies (AIC) Code. Further details can be found in Chapter 7 of this document.

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1.  OPERATIONAL ITEMS

Accept Financial Statements and Statutory Reports

‣ General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.

Amendments to the Articles of Association

‣ General Recommendation: Vote case-by-case on amendments to the articles of association.

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments.

When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.

As noted in the guidelines of the Pensions and Lifetime Savings Association, changes to the company's articles should not be 'bundled' into a single resolution when they cover non-routine matters. When a company seeks to increase its borrowing powers, a limit should be stated in the revised articles.

Amendments to Articles to allow Virtual Meetings

‣ General Recommendation: Generally vote for proposals allowing for the convening of hybrid3 shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only3 shareholder meetings.

While there is recognition of the potential benefits of enabling participation at shareholder meetings via electronic means, investors have raised concerns about moves to completely eliminate physical shareholder meetings, arguing that virtual meetings may hinder meaningful exchanges between management and shareholders and enable management to avoid uncomfortable questions.

Approve Final Dividend

‣ General Recommendation: Generally vote for proposals to approve the final dividend, unless:

  The payout is excessive given the company's financial position.

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3 The phrase "virtual-only shareholder meeting" refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term "hybrid shareholder meeting" refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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The annual report includes a review of the company's performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item

Appointment of External Auditors

‣ General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:

  There are serious concerns about the effectiveness of the auditors;
  The auditors are being changed without explanation; or
  The lead audit partner(s) has been linked with a significant auditing controversy.

It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.

In line with the Pensions and Lifetime Savings Association position, where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chairman of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.

Where the auditor has resigned, the resignation letter should be posted on the company's website. If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.

Authorise Board to Fix Remuneration of Auditors

General Recommendation: Generally vote for proposals authorising the board to fix the fees payable to the external auditors, unless:

  Fees for non-audit services routinely exceed standard audit-related fees.

While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the Pensions and Lifetime Savings Association has proposed a cap on the level of non-audit fees as a proportion of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering. Historically, this cap has been set at 100 percent of audit fees, although the Pensions and Lifetime Savings Association guidelines now refer to 75 percent.

Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of "other fees" in the annual report, ISS expects that the company will disclose the nature of these services.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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2.  BOARD OF DIRECTORS

Director Elections

‣ General Recommendation: Generally vote for the election or re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  The board fails to meet minimum corporate governance standards - please see the following sections on independence classification and board and committee composition for further details of how this is interpreted in practice; or
  There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for:

  Material failures of governance, stewardship, or risk oversight; or
  Egregious actions related to the director's service on other boards that raise substantial doubt about that individual's ability to effectively oversee management and to serve the best interests of shareholders at any company.

Discussion

An appropriate level of biographical detail should responsibilities (including any relevant previous positions held), the experience and skills that he/she brings and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.

Overboarding

Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

  Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
  Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held but the chair

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position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Attendance

ISS may recommend against the re-election of a director if there have been repeated absences (less than 75 percent attendance) at board and committee meetings that have not been suitably explained. This applies to all directors, not just those with multiple outside directorships.

Remuneration

In cases where a serious breach of good practice is identified, and typically where pay issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

Other resolutions

Where there is evidence of long-standing poor practice and the company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote recommendation applied to the election or re-election of the board chairman or a committee chairman. Resolutions which take this approach are listed below:

  Appointment of external auditors
  Authorise board to fix remuneration of auditors
  Board and committee composition
  Remuneration policy and remuneration report

Other relevant issues

In addition to the above factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

  Representatives of a controlling shareholder where no relationship agreement is in place
  Board independence classification
  Tenure

Controlling shareholders

Following changes to the UK Listing Rules in 2014 which apply to companies with a controlling shareholder, the election or re-election of an independent director must now be approved by a normal ordinary resolution and separately approved by the minority shareholders. Both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s). Details of the relationship with the controlling shareholder should be disclosed to investors.

Board independence classification

ISS classifies a director as either an executive director or a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.

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The chairman may be either a non-executive or an executive, although the designation of an executive chairman could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company's operations.

The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chairman is assessed on appointment.

‣ General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply.

In line with the UK Corporate Governance Code:
  Has been an employee of the company or group during the last FIVE years;
  Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;
  Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;
  Has close family ties with any of the company's advisers, directors or senior employees;
  Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or
  Represents a significant shareholder.

In addition:

  Is attested by the board to be a non-independent non-executive director;
  Is a former board chairman;
  Has a substantial personal shareholding of ≥ 1 per cent ; or
  Tenure (see next section).

Tenure

On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the Pensions and Lifetime Savings Association position that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.

Board and committee composition

‣ General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:

  The company discloses details of how the issue of concern will be resolved by the next AGM.

Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.

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The re-election of a board chairman who was not considered independent upon appointment (and who would not be considered independent on an ongoing basis) will be assessed on a case-by-case basis, taking into account the overall balance of the board and his/her committee responsibilities.

Discussion

ISS will typically support the election and re-election of non-independent directors to the board if the overall board and committee composition is in line with the Code's requirements and they do not sit on the Audit and Remuneration committees.

For companies in the FTSE 350, in line with the Code, at least half the board excluding the chairman should comprise non-executive directors determined by the board to be independent. The audit committee should comprise at least three non-executive directors, and all members should be independent. The company chairman should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the company chairman may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

Companies in the FTSE All Share below the FTSE 350 should have at least two independent non-executive directors on the board, not including the company chairman. The board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The company chairman may be a member of, but not chair, of either committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

For all companies in the FTSE All Share (excluding investment trusts), the independence of the company chairman is assessed on appointment. Following his/her appointment, the chairman is considered separately to the other directors. The chairman may sit on certain board committees (as noted above) but ISS' policy is to expect a minimum level of representation of independent non-executives on the committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chairman may receive a negative vote recommendation on his or her reappointment, given he or she retains overall responsibility for the board's corporate governance arrangements.

Combined Chairman and CEO

‣ General Recommendation: Generally vote against a director who combines the CEO and chairman roles, unless:

  The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.

Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both chairman and CEO is a serious breach of good practice. However, as recognised by the Pensions and Lifetime Savings Association, the temporary combination of the roles may be justified, for example when a chairman between the departure of a CEO and the appointment of his or her successor. ISS would not usually recommend support for the election of a director to serve as a combined chairman and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.

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In some circumstances an executive chairman may be considered to effectively combine the chairman and CEO roles, notwithstanding the presence of another director on the board with the title CEO. In assessing this, ISS will pay close attention to the disclosures surrounding the split of responsibilities between the two individuals and their comparative pay levels.

Election of a Former CEO as Chairman

‣ General Recommendation: Generally vote against the election of a former CEO as chairman, unless:

  The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. The Pensions and Lifetime Savings Association notes that investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered. The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the role of chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.

Contested Director Elections

General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders; and
  Whether minority or majority representation is being sought.

When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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3.  REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the Pensions and Lifetime Savings Association in conjunction with a number of leading UK institutional investors, originally published in 2013. The principles state that:

  Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;
  Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;
  Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;
  Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and
  Companies and shareholders should have appropriately regular discussions on strategy and long-term performance.

While ISS' approach to remuneration is informed by the Pensions and Lifetime Savings Association's voting guidelines which contain the above principles, the Investment Association Principles of Remuneration, and The Directors' Remuneration Reporting Guidance produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code. In addition, for a number of years, ISS has supplemented these other sources with its own remuneration guidelines.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five-year intervals) and then only as one part of an assessment of the remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. Bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.

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In 2016, the Executive Remuneration Working Group established by the Investment Association recommended that remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. This structure may be different to the salary/bonus/LTIP model typically followed by many UK companies. When forming a view on such arrangements, ISS will pay particular attention to the following points:

(1)    How far the proposals are consistent with the good practice principles set out in these voting guidelines;

(2)    The linkage between the proposals and the company's strategic objectives;

(3)    Whether or not the proposals have an appropriate long-term focus;

(4)    The extent to which the proposals help simplify executive pay; and

(5)    The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration in the banking sector

The amendments to the Capital Requirements Directive limit the ratio between variable and fixed remuneration for certain key bank staff to 1:1 unless shareholders approve a higher ratio (up to a maximum of 2:1). ISS will consider banks' remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.

Remuneration Policy

‣ General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:

  The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;
  The company's approach to fixed remuneration is appropriate;
  The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;
  Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
  Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, with vesting levels and holding periods that are in line with UK good practice;
  Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
  The shareholding requirement for executive directors is a minimum of 200 percent of base salary;
  Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;
  Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

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  The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
  The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and
  There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice
The start and end date of the policy

The GC100 and Investor Group guidance states that investors are generally in favour of the remuneration policy coming in to effect immediately following approval at the general meeting. It also notes that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.

Base salaries

The remuneration committee should explain its policy for setting and reviewing salary levels. The GC100 and Investor Group guidance states that there is a requirement to disclose the maximum that might be paid. This must be explained in monetary terms or any other way appropriate to the company (for example, a percentage of salary).

Benefits and pensions

Companies must describe the benefits provided to directors, which are expected to be in line with standard UK practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. The Code states that the pension contribution rates for executive directors, or payments in lieu, should be aligned with those available to the workforce. A similar provision is included within the

Investment Association Principles, which state that the pension provision for executives should, where possible, be in line with the general approach to the employees as a whole.

Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. No element of variable pay should be pensionable.

Annual bonus

As set out in the Investment Association Principles, annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.

The GC100 and Investor Group states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. The target bonus should typically be set at no more than 50 percent of the maximum bonus potential; any payout above this level at target should be supported by a sufficiently robust explanation.

In cases where a remuneration committee increases the maximum bonus opportunity,

the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to

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Policy component	Good market practice

another should be fully explained. ISS does not typically support uncapped bonus schemes.

Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long-term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period.

Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.

Long-term incentive plans (LTIPs)

In line with the Investment Association Principles, scheme and individual participation limits must be fully disclosed, and any change to the maximum award should be explained and justified. Any matching shares will be considered as part of the overall quantum.

Firms should avoid operating multiple long-term schemes.

Performance periods longer than three years are encouraged. Share awards should be subject to a total vesting and holding period of five years or more, in line with the recommendations of the Code.

ISS does not typically support uncapped LTIPs in line with the Code recommendation that upper limits should be set and disclosed. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.

Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company. The

Investment Association Principles state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.

Vesting levels should generally be set at no more than 25 percent for threshold performance, however a more challenging vesting profile may be appropriate where LTIP awards represent large multiples of salary. When considering the vesting structure, ISS will take into account the stretch of the targets that have been applied and the positioning of salaries, as well as the overall quantum of the broader total remuneration package. Vesting should not occur for below median performance.

Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured,

but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.

Malus and/or clawback

Malus means to forfeit some or all of a variable remuneration award before it has vested,

while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. When designing schemes of performance-related

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Policy component	Good market practice

remuneration for executive directors, the Code states that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the committee considers it would be appropriate to do so. The Pensions and Lifetime Savings Association advises that such provisions should not be restricted solely to material misstatements of the financial statements.

Good leavers

Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the Investment

Association Principles suggest that any unvested options or conditional share-based awards should normally lapse.

In other circumstances of cessation of employment, some portion of the award may vest,

but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the remuneration committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control

The Investment Association suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

Shareholding requirement

The Pensions and Lifetime Savings Association argues for minimum shareholding guidelines of 200 percent of basic salary. Unvested holdings in share incentive plans do not count towards fulfilment of the requirement.

Post-employment shareholding requirements are becoming increasingly common. The

Code states that the remuneration committee should develop a formal policy for post-

employment shareholding requirements encompassing both unvested and vested shares.

Executive directors' service contracts, including exit payments

Executive directors should have service contracts in place with notice periods set at one year or less. If it is necessary to offer longer notice or contract periods to new directors recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.

Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-

term awards should be pro-rated for time and performance. Guidance from the

Investment Association states that severance payments arising from poor corporate performance should not extend beyond fixed pay and benefits.

Arrangements for new joiners

The GC100 and Investor Group suggests that companies may wish to consider a statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-

on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer

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sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.

Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer.

Remuneration policies will be opposed if the door is left open to potential "golden hellos"

or other non-performance related awards which do not clearly align with shareholders'

interests.

Discretion

Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy, or where the policy does not operate within fixed overall limits.

Non-executive director pay

Additional remuneration, other than fees, including participation in a share option scheme, pension scheme and/or performance related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.

All-employee schemes

ISS generally supports all-employee schemes, such as Save As You Earn (SAYE) schemes and Share Incentive Plans (SIPs) as a way of promoting employee ownership. ISS follows the Investment Association position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report

‣ General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, where relevant taking into account the European Pay for Performance model4 outcomes with the qualitative review of a company's remuneration practices, paying particular attention as to whether:

  Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

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4 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:
    The degree of alignment between the company's annualised TSR rank and the CEO's annualised total pay rank within a peer group, each measured over a three-year period.
    The multiple of the CEO's total pay relative to the peer group median.
  Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualised TSR during the period.

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  The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
  Performance targets are measured over an appropriate period and are sufficiently stretching;
  Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
  Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;
  Any special arrangements for new joiners were in line with good market practice;
  The remuneration committee exercised discretion appropriately; and
  There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review, and the extent to which these were compliant with the remuneration policy as approved by shareholders. The elements of the report which ISS considers are described in more detail in the following section.

Report component	Good market practice
Base salaries, benefits and pensions

Remuneration committees are required to justify salary levels and increases in basic salary with reference to their remuneration policy.

Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company. The Investment Association Principles advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.

Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.

The Investment Association Principles note that any benefits relating to the relocation of an executive should be disclosed at the time of appointment.

Where these benefits are deemed necessary, they should be in place for a limited period, which is disclosed to shareholders. Each element of any relocation benefits should be detailed in the Remuneration Report

Annual bonus

The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.

There is an increasing expectation among investors that bonus targets will be disclosed retrospectively. Targets for both financial and non-financial targets should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out. If a remuneration

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committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively,

and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year. Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.

The payment of a 'one-off' special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.

Long-term incentive plans (LTIPs)

Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.

When assessing the awards which vested, the Investment Association

Principles advise that remuneration committees should ensure that the result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.

For awards granted in the year under review, the Investment Association

Principles note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary.

In this regard, the vesting levels for threshold and on target performance should be in line with market norms, with threshold vesting generally being no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

When there has been a material decline in a company's share price,

remuneration committees should consider reducing the size of LTIP awards at the time of grant.

The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Dilution limits

The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders. ISS supports the limits recommended as good practice by the Investment Association.

The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company's other schemes, must not exceed 10 percent of the issued ordinary

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share capital, adjusted for share issuance and cancellation, in any rolling 10-

year period.

Commitments to issue new shares or re-issue treasury shares under executive

(discretionary) schemes should not exceed 5 percent of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10-year period.

Any exit payments to departing directors

Exit payments to departing directors should not go beyond those to which the director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share awards.

Arrangements for new joiners

For new joiners, where an executive is appointed at an 'entry-level' salary-

point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g. sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.

Pay for new joiners during a year should match the period of the year for which they served.

The pay of the NEDs

Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce. The fees payable to NEDs should not be excessive relative to similarly-sized companies in the same sector.

The company's disclosure as to the use of remuneration consultants

The annual remuneration report must name any person who provided material advice or services to a relevant committee in the reported year and set out additional details in respect of some of them. The GC100 and Investor

Group suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.

Discretion

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

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Approval of a new or amended LTIP

‣ General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:

  The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;
  The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
  Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
  The maximum payout is capped;
  The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
  The LTIP is in line with the current remuneration policy;
  Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
  The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
  The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and
  There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a flagged "For", whereas a single, serious deviation may be sufficient to justify an "Against" vote recommendation.

The Investment Association Principles emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.

4.  CAPITAL STRUCTURE

Authorise Issue of Equity with and without Pre-emptive Rights

‣ General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

  The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
  The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

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ISS will generally support resolutions seeking authorities in line with the Investment Association's Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles5. ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, the routine authority to disapply pre-emption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period. Companies can seek shareholder approval for an authority up to 10 percent, provided that any amount in excess of the standard 5 percent is to be used only for purposes of an acquisition or a specified capital investment. A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority in a manner not in line with Pre-emption Group Principles for example, by issuing shares up to 10 percent for purposes other than set out in the guidelines or by using a cash-box structure6 to issue more than the authority approved at the previous AGM - is likely to receive a negative recommendation on the share issuance authorities at the following AGM.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year's AGM.

Authorise Market Purchase of Ordinary Shares

‣ General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:

  The authority requested exceeds the levels permitted under the Listing Rules; or
  The company seeks an authority covering a period longer than 18 months.

AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

5.  OTHER ITEMS

Mergers and Acquisitions

‣ General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

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5 http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf.aspx

6 A "cash box" structure refers to a method of raising cash from the issuance of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

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When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation

Is the value to be received by the target shareholders, or paid by the acquirer, reasonable?

While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.

Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.
Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

Management should also have a favourable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions

‣ General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;
  The nature of the asset to be transferred/service to be provided;
  The pricing of the transaction (and any associated professional valuation);
  The views of independent directors, where provided;
  The views of an independent financial adviser, where appointed;
  Whether any entities party to the transaction, including advisers, are conflicted; and
  The stated rationale for the transaction, including discussions of timing.

In the UK, under the Listing Rules the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

The Pensions and Lifetime Savings Association notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.

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Mandatory Takeover Bid Waivers

‣ General Recommendation: Generally vote against mandatory takeover bid waivers.

The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent "creeping acquisitions" and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.

When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders'  meeting. Waivers are usually sought where a company proposes to institute a share buyback programme in which a large investor or concert party does not intend to participate.

In line with the Pensions and Lifetime Savings Association, ISS will usually recommend a vote against Rule 9 waivers.

Reincorporation Proposals

‣ General Recommendation: Vote reincorporation proposals on a case-by-case basis.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.

Authorise the Company to Call a General Meeting with Two Weeks' Notice

‣ General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days' notice if the company has provided assurance that the authority will only be used when merited. An appropriate use of the authority is in circumstances where time is of the essence.

Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days' notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.

Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. Companies which have used this authority inappropriately by calling short-notice general meetings which are not obviously time-sensitive can expect future requests to be viewed sceptically when they attempt to renew this authority in future years. ISS may recommend against the authority at the next AGM in such cases.

The UK Corporate Governance Code was updated in 2014 to recommend that notices for general meetings (other than AGMs) should be sent to shareholders at least 14 working days before the meeting.

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Authorise EU Political Donations and Expenditure

‣ General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:

  The company made explicit donations to political parties or election candidates during the year under review;
  The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or
  No cap is set on the level of donations.

Companies which have no intention of making donations to political parties or incurring obvious political expenditure may consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of 'political' under the Companies Act 2006.

Shareholder Proposals (ESG)

ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

‣ General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
  Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
  If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
  If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.  SMALLER COMPANIES

ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 6 of this document. The approach is largely in line with the core policy, with the exceptions identified below.

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Accept Financial Statements and Statutory Reports

‣ General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  There has been an accounting fraud or material misstatement during the year.

As stated in the core policy for this resolution, the overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:

  The identity of all the directors, their board roles, committee memberships and independence classification;
  List of major shareholders;
  Attendance at board and committee meetings; and
  Details of compliance against a "recognised corporate governance code" (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:

  Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)
  Absence of regular re-election for all directors (once every three years at a minimum); and
  Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.

Authorise Board to Fix Remuneration of Auditors

‣ General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:

  Fees for non-audit services routinely exceed standard audit-related fees.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

Director Elections

‣ General Recommendation: Generally vote for the election or re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

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  The board fails to meet minimum corporate governance standards - please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or
  There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

Discussion

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chairman, may still be considered independent.

The award of share options, the receipt of additional remuneration from the company apart from a director's fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED's independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

Board and Committee Composition

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. This means that the board should include a minimum of two independent non-executive directors. The audit and remuneration committees should be fully independent and should include a minimum of two independent non-executives. For the board and the audit and remuneration committees, the board chairman cannot count as one of the independent directors. The majority of the members of the nomination committee should be independent.

The chairman may sit on all committees provided that he/she continues to be considered independent.

For companies listed on AIM, and for other companies which are not a member of the FTSE All Share or FTSE Fledgling indices and in line with the QCA Code, the audit and remuneration committees should include independent non-executive directors only, and half the members of the nomination committee need to be independent.

For all companies, executive directors should not serve on the audit or remuneration committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the board chairman may receive a negative vote recommendation on his or her reappointment, given he/ she retains overall responsibility for the board's corporate governance arrangements.

Election of a Former CEO as Chairman

Similar to the core policy, ISS may recommend a vote against the election of a former CEO as chairman, unless the company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

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Authorise Issue of Equity without Pre-emptive Rights

‣ General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

  The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
  The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year.

Remuneration Policy Resolutions

General Recommendation: When assessing remuneration policy resolutions, a negative vote recommendation would be considered if any of the following applied:

  Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;
  Vesting of incentive awards is not conditional on the achievement of performance hurdles;
  Re-testing is allowed throughout the performance period; or
  There are any other serious issues with the policy when measured against good market practice.

Remuneration Report Resolutions

‣ General Recommendation: When assessing remuneration report resolutions, a negative vote recommendation would be considered if any of the following applied:

  Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;
  NEDs have received performance-related pay during the year under review;
  Options have been re-priced during the period under review;
  Re-testing is allowed throughout the performance period;
  Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
  There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

FTSE Fledgling companies are covered by the same remuneration reporting requirements which apply to companies in the FTSE All Share index. They are required by law to seek shareholder approval for a binding remuneration policy at least once every three years, and must also present their remuneration report to shareholders every year on an advisory basis. In contrast, companies listed on AIM are not required to provide shareholders with a vote on the remuneration report or the remuneration policy, although some do on a voluntary basis. An AIM-listed company which submits its remuneration report for shareholder approval (but not its remuneration policy) will be assessed on the basis of all the issues identified in both the remuneration policy and remuneration report sections above.

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7.  INVESTMENT COMPANIES

The voting guidelines previously issued by the NAPF (now the Pensions and Lifetime Savings Association) form the basis of our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code.

Investment companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of non-executive directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company's portfolio. The majority of trusts are externally-managed, but some investment trusts are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for investment decisions.

Director Elections

‣ General Recommendation: Generally vote for the election or re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  The board fails to meet minimum corporate governance standards please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or
  There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote recommendation would over time be applied to the chairman's re-election.

Board and committee composition

Whether executive directors are present or not, at least half of the board should comprise independent NEDs.

The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.

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The chairman may sit on all committees provided that he or she continues to be considered independent, but should not chair the audit or remuneration committees.

The AIC Code recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.

Authorise Issue of Equity without Pre-emptive Rights

‣ General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

  The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
  The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Share issuance proposals which involve the issue of C shares will be considered using the above guidance.

Remuneration

Remuneration resolutions are typically not contentious at externally-managed investment trusts. For internally-managed trusts which include executive directors on the board, ISS considers remuneration resolutions using the guidance set out under the smaller companies policy (see previous section).

Continuation of Investment Trust

‣ General Recommendation: Generally vote the continuation resolution as described below:

  ISS will vote for when the board has tabled the resolution to comply with the requirement in the trust's articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern;
  If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, ISS will consider the issues on a case-by-case basis.

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8.  OTHER POINTS TO NOTE

Board Diversity

ISS research includes commentary on the company's approach to diversity. The Pensions and Lifetime Savings Association expects companies to include a description of the board's policy on diversity, including professional, international and gender diversity, any measurable objectives that it has set for implementing the policy, and progress on achieving the objectives.

Board Director acts as Company Secretary

The Code states that the company secretary should be responsible for advising the board through the chairman on all governance matters, and investors typically expect this role to be filled by a non-board member.

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9.  APPENDIX

Good practice guidance referenced in this policy

The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:

The AIC Code of Corporate Governance (2016) http://www.theaic.co.uk/sites/default/files/hidden-files/AICCodeofCorporateGovernanceJUL16_0.pdf

Executive Remuneration Working Group Final Report (2016) http://www.theinvestmentassociation.org/assets/files/press/2016/ERWG%20Final%20Report%20July%202016.pdf

The GC100 and Investor Group Directors' Remuneration Reporting Guidance (2016) http://uk.practicallaw.com/groups/uk-gc100-investor-group

The Investment Association Principles of Remuneration (2019) https://ivis.co.uk/media/13874/Principles-of-Remuneration-Nov-2018-FINAL.pdf

The Investment Association Share Capital Management Guidelines (2016) https://www.ivis.co.uk/media/12250/Share-Capital-Management-Guidelines-July-2016.pdf

The ISS Global Principles on Executive and Director Compensation https://www.issgovernance.com/file/policy/active/emea/Europe-Voting-Guidelines.pdf

The ISS Global Voting Principles http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

Pensions and Lifetime Savings Association Corporate Governance Policy and Voting Guidelines (2018) https://www.plsa.co.uk/Portals/0/Documents/Policy-

Documents/2018/PLSA%20Corporate%20Governance%20Policy%20and%20Voting%20Guidelines%202018%202.pdf?v er=2018-01-30-103352-657

The Pre-Emption Group - Disapplying Pre-emption Rights  - A Statement of Principles (2015) http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf

The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (2018) https://www.theqca.com/shop/guides/143861/corporate-governance-code-2018-downloadable-pdf.thtml

Hermes EOS, NAPF & others - Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013) https://www.plsa.co.uk/portals/0/Documents/0351_3_remuneration_principles_for_building_and_reinforcing%20_lo ngterm_business_success_nov2013.pdf

The UK Corporate Governance Code (2018) https://www.frc.org.uk/document-library/corporate-governance/2018/uk-corporate-governance- code

The UK Corporate Governance Code (2016) https://frc.org.uk/getattachment/ca7e94c4-b9a9-49e2-a824-ad76a322873c/UK-Corporate-Governance-Code-April -2016.pdf

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